UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management, Inc.

3333 Piedmont Road NE, Suite 1500

Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Julia Short RidgeWorth Funds 3333 Piedmont Road NE, Suite 1500 Atlanta, GA 30305	Thomas Harman, Esq. Bingham McCutchen LLP 2020 K Street, NW Washington, DC 20006

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1.	Reports to Shareholders.

Explanatory Note

This amendment on Form N-CSR/A is filed in order to revise the Report of Independent Registered Public Accounting Firm on page 95 of the Annual Report related to the RidgeWorth Funds; Equity Funds and page 198 of the RidgeWorth Funds; Fixed Income Funds (the “Reports”). Other than the aforementioned changes, these reports on N-CSR/A do not amend or update the N-CSR in any way.

The RidgeWorth Funds; Equity Fund Report is amended to correct a typographical error in the date of May 27, 3014, to be May 27, 2014. In addition, the Reports are amended to include PricewaterhouseCoopers LLP on the bottom of each of the Reports.

Collective Strength. Individual Insight.®

2014 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

Collective Strength. Individual Insight.® is a federally registered service mark of RidgeWorth Investments.®

RIDGEWORTH FUNDS    March 31, 2014

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2014

Dear Valued Client,

Before we begin, we want to thank you, our valued RidgeWorth Funds’ shareholders, for your continued business and support. We focus our efforts on helping you achieve your investment goals and we are grateful you have placed your confidence in us. Our primary mission is to earn your trust through providing competitive investment performance and excellent client service. We sincerely hope we have met your expectations in both of these measures and we look forward to continuing as your asset manager in the future.

There is an old saying that good things come in threes and we have three good things to discuss. First, we are pleased to report that the economic recovery that began in mid-2009 has continued and the U.S. equity bull market celebrated its fourth anniversary despite both persistent and new global economic and financial challenges. Second, we are pleased to report that RidgeWorth Funds (“Funds”) maintained its strong long-term investment performance record. Third, we are excited to announce our pending partnership with Lightyear Capital LLC which will acquire RidgeWorth Investments (“RidgeWorth”) from SunTrust Banks, Inc. RidgeWorth will become an independent investment firm with significant equity ownership by employees. This update will discuss all three of these topics as well as what we anticipate for both the broad economy and the capital markets in 2014.

In last year’s letter, we discussed why we remained positive regarding our outlook for the economy and the markets: improved job growth, a continued recovery in housing, an improving outlook for the European Union (“EU”), low interest rates, accommodative global monetary policies and strong, cash-rich corporate balance sheets. However, we cautioned that many of the challenges that affected the markets over the past several years would likely remain, including persistent underemployment, impaired consumer balance sheets, regulatory and geopolitical uncertainty and dysfunction in Washington. In such an environment, we stated the market could become more selective, sorting out those companies with disruptive products and services with strong earnings, from those that merely kept pace with a modestly growing economy.

In discussing the macroeconomic environment, we believe that both the economy and the capital markets continued the transition from crisis mode to cyclical growth mode. That said, the markets had their fair share of worries, both old and new, and they surfaced early in the fiscal year. In the second quarter of 2013, some of the developments included then-Federal Reserve Chairman Ben Bernanke’s announcement that the Federal Open Market Committee (“FOMC”) would likely begin reducing its massive and somewhat controversial quantitative easing (“QE”) program. In addition, market participants were concerned over Chinese banking liquidity and slowing growth in emerging markets. In the third quarter, threats of military surgical strikes in Syria, sequestration, threat of government shutdown, the uncertainty surrounding the Detroit bankruptcy and financial strains in Puerto Rico rattled investors. In the fourth quarter, the beginning of FOMC tapering and rising mortgage rates added to the list of concerns. Finally, the first quarter of 2014 saw the initial impact of the Affordable Care Act, concern over the cessation of long-term unemployment insurance benefits and one of the more severe winter seasons in recent memory. Additionally, geo-political turmoil created by Russia’s annexation of Crimea ignited fears of a land grab in Ukraine, and fanned fears of a renewed Cold War.

Despite the numerous concerns, the markets embraced the positives related to the continued post-financial crisis healing and cyclical improvement. These positives included steady and improved job growth, lower unemployment, rising home prices, falling loan-delinquency rates, increased manufacturing output, continued low inflation, steady recovery in the EU and Japan and an almost global commitment to maintaining accommodative monetary policies. In addition, companies enjoyed burgeoning free cash flows which were used for share buybacks, dividend payments, debt reduction and accretive bolt-on mergers and acquisitions. Taken together, this myriad of individual positives collectively reduced downside risks to the macro economy and bolstered investor confidence.

The result of all of these events was another strong year for equities in the U.S. and other developed markets. The S&P 500 Index gained an impressive 21.86% (including dividends) during the year ended March 31, 2014. Pro-cyclical sectors such as Industrials, Technology, Materials and Financials all posted above-market returns for the year, as did Health Care. More defensive and interest rate sensitive sectors such as Consumer Staples and Utilities, lagged. This combination of outperformance favored the Growth style over the Value style, with the Russell 1000 Growth Index gaining 23.22% versus 21.57% for the Russell 1000 Value Index. In other markets, both mid-cap stocks and small cap stocks outperformed the S&P 500 Index, while the MSCI EAFE (a developed, international markets index) lagged. Economic slowing as well as rising inflation pressures hurt emerging market stocks, which fell modestly for the year according to the MSCI Emerging Markets Index.

1

LETTER TO SHAREHOLDERS (concluded)

RIDGEWORTH FUNDS    March 31, 2014

On the fixed income side, the threat and eventual onset of FOMC tapering in response to the stronger economy pushed bond yields up from artificially low levels and the yield curve steepened, sapping strength from the bond market. The Barclays Aggregate Bond Index slipped -0.10% for the year ended March 31, 2014, with most of the weakness attributed to U.S. Treasuries. The strength in the economy, however, helped credit spreads narrow so that corporate and high yield bonds posted gains for the year.

In this economic and financial climate, RidgeWorth Funds continued to maintain its record of strong long-term performance, as two-thirds of our Funds beat their Lipper Peer Group medians for the 1- and 3-year periods, ended March 31, 20141. Moreover, more than 80% of our Funds finished in the first or second quartile for the 10-year period1.

We are very pleased with the continued success of our Funds and the dedicated investment professionals behind them. We want to do even more to meet our clients’ investment needs through expanded product lines, innovative solution development and placing an even greater focus on client and intermediary partner service. To that end, employees of RidgeWorth Investments in partnership with Lightyear Capital LLC, a financial services private equity firm, have entered into an agreement to acquire RidgeWorth from SunTrust Banks, Inc., with closing expected mid-2014. We appreciate our long affiliation with SunTrust, and we are excited to partner with Lightyear since they bring deep industry experience.

This transaction positions RidgeWorth to become a premier independent asset management company. Over the past several years, we have made significant enhancements to our operating platform in areas including risk management, compliance, portfolio accounting, technology infrastructure and client support functions, so we are confident it will be business as usual for our clients.

Looking ahead to the domestic markets, we anticipate continued moderate growth in the economy. Many of the economic and financial headwinds already mentioned should continue to dissipate, and cyclical forces such as job gains and production increases should continue fueling income growth, corporate profits and capital spending. We also believe inflation will remain relatively low which should be a favorable backdrop for the equity markets. As the Federal Reserve winds down QE this year, it is unlikely to actually raise short-term rates anytime soon. We continue to see a modest recovery in both the EU and Japan. Emerging markets continue to have structural problems but monetary and fiscal stabilization efforts are well underway.

That said, there are always risks to any financial forecast. In addition to those mentioned previously, a significant potential drag on the economy continues to exist from the Affordable Care Act as it becomes fully implemented. Many companies and employees will have higher premiums and deductibles which could, in turn, suppress disposable incomes. We will also closely monitor the housing market—both new home sales and refinancing activity—given its significant impact on the economy. Finally, we note that mid-term congressional elections have a long history of disrupting market advances.

We continue to believe the markets will offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Investments

[1]	For the period ended March 31, 2014, 66% (21/32), 66% (21/32), 44% (14/32) and 81% (25/31) of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of March 31, 2014, for I Shares only, based on total returns and do not reflect a sales charge. ©2014 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

2

AGGRESSIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth Aggressive Growth Stock Fund I Shares posted returns nearly double the Russell 3000® Growth Index (the Fund’s benchmark), up 43.70%, versus 23.53% for the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Strong stock selection in Consumer Discretionary and Information Technology sectors produced outperformance relative to the benchmark. Both the Health Care and Energy sector returns were positive but still the greatest detractors, failing to keep pace with benchmark sector gains. Individually, Consumer Discretionary holdings Tesla Motors, Inc., Netflix, Inc., and Priceline.com Inc., were three of the top five performers for the period, while the Information Technology and Financials sectors contributed the remainder via Facebook, Inc. and Zillow, Inc.

Top-weighted Tesla shares finally woke up from nearly three years of slumber. Patient investors witnessed the shares notable appreciation as production and revenue goals were exceeded, and the map to future growth catalysts grew clearer. We elected to trim shares opportunistically, as interim stock prices reached near-term targets. Shares of Tesla were the most significant contributor to performance for three of the four quarters during the fiscal year.

Left for dead in 2011, Netflix CEO Reed Hastings remained steadfast in playing by his own rules by making ambitious investments in original programming, including “House of Cards” and “Orange is the New Black,” and international growth. Both actions were well received by consumers and investors. The 86% share price rebound in Netflix made it the third-highest Fund contributor.

The Information Technology sector delivered the second highest contribution to performance with significant returns led by Facebook. The company’s ascendancy in mobile advertising constitutes an ever-increasing component of its core revenue, catching most investors off guard. Arguably, digital advertising could be at an inflection point; after years of constrained interest, advertisers finally became convinced mobile was not only a viable investment, but a critical, necessary component of any marketing campaign, as U.S. adults spend an average 2.5 hours a day on mobile devices. As digital media continues to siphon dollars from traditional media, the options within digital advertising are also expanding. Social media (ranking number one in budget prioritizing) and mobile video are positioned to garner an increasing share of company budgets.

As U.S. home values have increased by the largest amount in eight years, Zillow shares mirrored that enthusiasm and appreciated significantly. Within the company, the addition of Premier Agent and the StreetEasy® support continuing secular growth. Zillow’s online data aggregation platform exhibits formidable reach and return on investment.

How do you plan to position the Fund, based on market conditions?

What should investors expect after a year like 2013 and headlines that warn the current bull market may be nearing its end? Aside from the usual market alarmists, pundits cite all sorts of statistics. However, there is seldom historical precedent that provides accurate insight into what will eventually unfold. Up, down, or sideways, we believe individual company fundamentals will be the primary influence on stock prices. The lessons we’ve learned after more than 25 years of portfolio management are being put to use today. We continue to research soundly and have patience, giving adequate time for investments to prosper.

3

AGGRESSIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Aggressive Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	43.45%	12.06%	24.38%	9.29%
	with sales charge*	35.24%	9.88%	22.93%	8.65%
I Shares		43.70%	12.33%	24.72%	9.59%
Russell 3000® Growth Index		23.53%	14.53%	21.94%	7.95%

Prospectus Expense Ratio[1]					Gross
A Shares					1.35%
I Shares					1.39%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50% and 1.29% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

4

INTERNATIONAL EQUITY FUND

Portfolio Manager

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth International Equity Fund I Shares returned 19.52% for the fiscal year ended March 31, 2014. The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, the RidgeWorth International Equity Fund’s benchmark, had a net return of 17.54% for the fiscal year ended March 31, 2014. During the year, the strongest-performing markets were Italy, Spain, Ireland, and Finland, returning 52.95%, 45.72%, 42.91%, and 42.21%, respectively. The worst-performing markets were Australia (up 1.17%), Hong Kong (up 3.74%), and Singapore (down -2.17%). MSCI EAFE Growth stocks led versus MSCI EAFE Value stocks by more than 5%. Small cap stocks modestly beat large cap stocks and developed markets led emerging markets (“EM”) by more than 20%.

What factors influenced the fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s attention to the business cycle, strategic allocation, and risk control resulted in a solid outcome for the year as the global economic recovery continued. The Fund maintained overweight positions in cyclical sectors with the belief that the global economic recovery still has a few years to run and the global equity markets continue to rise. We were able to reduce our EM exposure early in the year, as we saw most EM stocks as fully-valued.

Performance was strong in Europe with good stock selection in the Consumer Discretionary, Materials, and Industrials sectors.

How do you plan to position the Fund, based on market conditions?

We believe there is still an opportunity for value investors to outperform with diligent stock selection. Global equity markets have priced in some positive trends in the global economy, as markets are trading close to historic averages in terms of valuations. As always, we are selective and try to purchase high quality securities at a discount to their true value when they are out of favor with the market. We will maintain our cyclical tilt and build our exposure to deep value names that are nearing some type of catalyst.

5

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	19.72%	7.56%	18.34%	6.10%
	with sales charge*	12.86%	5.46%	16.93%	5.47%
I Shares		19.52%	7.73%	18.60%	6.36%
MSCI EAFE Index		17.54%	7.21%	16.02%	6.53%

Prospectus Expense Ratio[1]					Gross
A Shares					1.33%
I Shares					1.15%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

6

INTERNATIONAL EQUITY INDEX FUND

Portfolio Managers

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth International Equity Index Fund I Shares returned 22.52% for the fiscal year ended March 31, 2014. The Morgan Stanley Europe, Australasia and Far East (“MSCI EAFE”) GDP Weighted Index Net Dividend, the RidgeWorth International Equity Index Fund’s benchmark, had a net return of 22.16% for the fiscal year ended March 31, 2014. During the year, the strongest-performing markets were Italy, Spain, Ireland, and Finland, returning 52.95%, 45.72%, 42.91%, and 42.21%, respectively. The worst-performing markets were Australia (up 1.17%), Hong Kong (up 3.74%), and Singapore (down -2.17%). MSCI EAFE Growth stocks led versus MSCI EAFE Value stocks by more than 5%. Small cap stocks modestly beat large cap stocks and developed markets led emerging markets by more than 20%.

What factors influenced the fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s investment methodology and efficient management of cash flows allowed it to perform as expected, closely tracking its benchmark.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion continues, it remains clear that economic and fiscal health vary from country-to-country. While some type of financial crisis could still emerge, central banks around the world have shown the resolve to act in a crisis, and stimulate the economy in weakness. Global equity markets have priced in some positive trends in the global economy, as markets are trading close to historic averages in terms of valuations. We await the earnings momentum improvements, which should support market trends while keeping valuations in check.

7

INTERNATIONAL EQUITY INDEX FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (“MSCI EAFE”) GDP Weighted Index Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	22.11%	5.96%	14.20%	5.34%
	with sales charge*	15.07%	3.89%	12.86%	4.71%
I Shares		22.52%	6.29%	14.55%	5.65%
MSCI EAFE GDP Weighted Index Net Dividend		22.16%	6.62%	15.11%	6.07%

Prospectus Expense Ratio[1]					Gross
A Shares					1.09%
I Shares					1.05%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.02% and 0.68% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.04% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

8

LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Large Cap Growth Stock Fund returned 27.35% (I Shares), while the Russell 1000® Growth Index returned 23.22%. The Fund outperformed the benchmark by 413 basis points.

For the fiscal year ended March 31, 2014, equities continued their five-year bull market run with strong results. Under this backdrop, the Fund’s investment in the Financials, Healthcare, Consumer Discretionary, and Consumer Staples sectors did well. In particular, stocks selection remained strong across various industries as 21 different stocks from 6 different major economic sectors gained more than 40% during the year.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Although weather had a negative impact on reported macroeconomic data in the fourth quarter of 2013, the general direction of the overall U.S. domestic economic growth remained positive. Investors saw economic activity continue to exceed expectations, highlighted by stronger gains in jobs and industrial production during the year. The steady improvement in the labor market and a modest 2014 budget compromise in Washington were likely key factors prompting the Federal Open Market Committee (“FOMC”) to decide to begin scaling back on securities purchased into 2014. There are still concerns as to the impact about potential damage from this shift in Federal Reserve policy. However, when the FOMC delivered the news that tapering will begin in January, stocks soared to record highs with the S&P 500 Index reaching another new high during the year. More recently, geopolitical risks have arisen as Russia’s decision to annex Crimea and threaten Ukraine still looms fresh in the mind of many investors.

As the U.S. economy continued to heal, the Fund’s investments in the Consumer Discretionary sector were among some of the strongest performers for the year, gaining 42.11%, while the benchmark’s Consumer Discretionary stocks rose by 26.23%. The Fund’s Consumer Discretionary related investments continued to report strong operating results throughout the year which exceeded investor expectations. The Fund’s shareholders benefited from holdings in Under Armour (specialty apparel), Priceline Group (online travel), Michael Kors (specialty apparel), BorgWarner (automotive parts), Netflix (online media), and Chipotle Mexican Grill (fast casual dining).

How do you plan to position the Fund, based on market conditions?

The investment team does not attempt to position the Fund based on predictions of macroeconomic conditions. The Fund’s strategy utilizes a balanced approach to stock selection, which, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of systematic risk, and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock-specific) risk. Sector-rotation and tactical-sector allocations are de-emphasized. The Fund will be relatively sector and characteristic neutral relative to the Russell 1000 Growth Index, as the investment team attempts to generate alpha through bottom-up stock selection. The team believes that its investment strategy is objective, balanced, and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues, and will exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on any single attribute. Therefore, the team seeks to eliminate investment results that are directly attributable to market conditions, and add alpha through stock selection.

9

LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	26.99%	13.66%	20.80%	6.73%
	with sales charge*	19.74%	11.44%	19.39%	6.10%
C Shares	without CDSC	26.09%	12.84%	19.93%	6.03%
	with CDSC*	25.09%	12.84%	19.93%	6.03%
I Shares		27.35%	13.96%	21.12%	7.09%
Russell 1000® Growth Index		23.22%	14.62%	21.68%	7.86%

Prospectus Expense Ratio[1]					Gross
A Shares					1.12%
C Shares					1.81%
I Shares					0.92%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.20%, 1.90% and 0.90% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

10

LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Large Cap Value Equity Fund I Shares returned 22.94%, compared to a 21.57% return for the Russell 1000® Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The primary reasons for the Fund’s outperformance relative to the benchmark were stock selection in the Energy, Consumer Discretionary, and Materials sectors. In addition, the Fund benefitted from an underweight in the Utilities sector. Within the Energy sector, Occidental Petroleum Corp. contributed to returns as shareholders voted out the company’s former CEO and senior board member, Ray Irani, paving the way for the new management to enact a cost-cutting/asset-divesture program to improve returns. In the Consumer Discretionary sector, Johnson Controls Inc. aided results as new management came aboard and unlocked value at the corporation by selling off non-core assets, in order to maximize shareholder value, and investors rerated the firm to multi-industrial. In the Materials sector, Ashland Inc. improved Fund results as the company continued to execute on rationalizing its portfolio and focusing on higher margin businesses to improve returns for investors.

Detractors from performance were stock selection in the Consumer Staples, Financials, and Telecommunication Services sectors. Within the Consumer Staples sector, Phillip Morris International Inc. negatively contributed to performance as investors became concerned about the company’s exposure to the emerging market region, coupled with the headwinds regarding foreign exchange rates. In the Financials sector, Citigroup Inc. adversely impacted returns as investors became concerned with the company’s emerging market exposure, coupled with the poor comprehensive capital analysis and review results released to the market. In the Telecommunication Services sector AT&T Inc. underperformed due to competitive pressures increasing in the wireless arena and interest rate volatility.

How do you plan to position the Fund, based on market conditions?

During this volatile time, we remain steadfast in executing our bottom-up stock selection process. However, the investment landscape is not without pitfalls, such as the emerging geopolitical risks, the unknown adjustments related to tax/regulatory changes still pending in Congress, and headwinds that may arise during the upcoming mid-term elections. As we have communicated in the past, these macroeconomic distractions can cause investors to pull away from the focus on company fundamentals during a market cycle. Our investment mindset remains the same—that individual company fundamentals are the most important component in stock selection, once the macroeconomic environment normalizes for equity markets. We maintain the view that mid- to late-stage cyclical stocks will drive near-term performance and the Fund is positioned accordingly. As a result, the Fund is overweight the Industrials sector and underweight the Financials and Utilities sectors.

The Fund utilizes a bottom-up investment approach to stock selection, which seeks dividend-paying stocks trading at the lower end of historical trading ranges that display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights.

11

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	22.60%	13.76%	20.55%	8.32%
	with sales charge*	15.52%	11.53%	19.11%	7.68%
C Shares	without CDSC	21.98%	13.08%	19.75%	7.60%
	with CDSC*	20.98%	13.08%	19.75%	7.60%
I Shares		22.94%	14.09%	20.90%	8.65%
Russell 1000® Value Index		21.57%	14.80%	21.75%	7.58%

Prospectus Expense Ratio[1]					Gross
A Shares					1.34%
C Shares					1.71%
I Shares					1.05%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.20%, 1.90% and 0.90% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

12

MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth Mid-Cap Value Equity Fund I Shares appreciated 22.03% for the fiscal year ended March 31, 2014, underperforming the Russell Midcap® Value Index, which returned 22.95% for the fiscal year.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Relative results during the period lagged, primarily due to stock selection in the Industrials, Information Technology, and Health Care sectors. Within the Industrials sector, ADT Corp. underperformed as increased competition, a deteriorating customer base, and surging marketing costs disenchanted investors. In the Information Technology sector, Symantec Corporation detracted from performance as a result of reporting a disappointing quarter as well as announcing that the board of directors was relieving the company’s CEO of his duties. Within the Health Care sector, Zoetis Inc. reported poor quarterly results and the company issued 2014 guidance that stepped away from the margin expansion and tax savings goals that were discussed during the company’s initial public offering roadshow.

Positive contributors to performance were stock selection in the Financials, Energy, and Materials sectors. In the Financials sector, Hartford Financial Services Group Inc. outperformed as the company sold-off non-core business segments, in an effort to transition to a pure property/casualty centric insurer. In the Energy sector, Baker Hughes Inc. outperformed as rig counts increased, margins improved, and free cash flow increased. In the Materials sector, Cabot Corporation contributed to performance as tire shipments rebounded, and coal generation surprised to the upside this winter due to the extreme cold weather experienced in the United States.

How do you plan to position the Fund, based on market conditions?

During this volatile time, we remain steadfast in executing our bottom-up stock selection process. However, the investment landscape is not without pitfalls, such as the emerging geopolitical risks, the unknown adjustments related to tax/regulatory changes still pending in Congress, and headwinds that may arise during the upcoming mid-term elections. As we have communicated in the past, these macroeconomic distractions can cause investors to pull away from the focus on company fundamentals during a market cycle. Our investment mindset remains the same—that individual company fundamentals are the most important component in stock selection, once the macroeconomic environment normalizes for equity markets. We maintain the view that mid- to late-stage cyclical stocks will drive near-term performance and the Fund is positioned accordingly. As a result, the Fund is overweight the Industrials, Materials, and Energy sectors and underweight the Utilities sector.

The Fund utilizes a bottom-up investment approach to stock selection, which seeks dividend-paying stocks trading at the lower end of historical trading ranges that display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights.

13

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Mid-Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	21.68%	12.27%	24.64%	11.25%
	with sales charge*	14.69%	10.07%	23.17%	10.59%
C Shares	without CDSC	21.26%	11.66%	23.89%	10.59%
	with CDSC*	20.26%	11.66%	23.89%	10.59%
I Shares		22.03%	12.58%	24.99%	11.59%
Russell Midcap® Value Index		22.95%	15.17%	26.35%	10.24%

Prospectus Expense Ratio[1]					Gross
A Shares					1.41%
C Shares					1.78%
I Shares					1.09%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.35%, 1.95% and 1.10% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of investments

14

SELECT LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments inhigh-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Select Large Cap Growth Stock Fund (I Shares) outperformed its benchmark, the Russell 1000® Growth Index, by 75 basis points. The Fund returned 23.97%, while the benchmark returned 23.22%.

For the fiscal year ended March 31, 2014, equities continued their five-year bull market run with strong results. Under this back drop, the Fund’s investment in stocks in the Financials, Health Care, Energy, and Consumer Discretionary sectors performed well. In particular, stock selection remained strong across various industries as 13 different stocks from 5 different major economic sectors each gained more than 35% during the year.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Although weather had a negative impact on reported macroeconomic data in the fourth quarter, the general direction of the overall U.S. domestic economic growth remained positive. Investors saw economic activity continue to exceed expectations, highlighted by stronger gains in jobs and industrial production during the year. The steady improvement in the labor market and a modest 2014 budget compromise in Washington were likely key factors prompting the Federal Open Market Committee (“FOMC”) to decide to begin scaling back on securities purchased into 2014. There are still concerns as to the impact regarding potential damage from this shift in Federal Reserve policy. However, when the FOMC delivered the news that tapering will begin in January, stocks soared to record highs, with the S&P 500 Index reaching another new high during the year. More recently, geopolitical risks have arisen, as Russia’s decision to annex Crimea and threaten Ukraine, still looms fresh in the mind of many investors.

As the U.S. economy continued to heal, the Fund’s stocks in the Consumer Discretionary and Health Care sectors were among some of the strongest performers for the year. The Fund’s holdings within the Health Care sector gained 45.49%, while the benchmark’s Health Care stocks rose by 31.10%. Investments within the Biotechnology sector continued to exceed expectations throughout the year. Specifically, Biogen Idec Inc. was up 58.7%, Alexion Pharmaceuticals Inc. was up 65.5%, and Gilead Sciences, Inc. was up 44.3%. All three of these investments’ growth prospects remain strong into 2014. Additionally, Mylan Laboratories Inc., a generic pharmaceutical company, rose 68.5% as their penetration into European markets continued to gain strength while exceeding investor expectations. In the Consumer Discretionary sector, Priceline Group Inc. (online travel), Las Vegas Sands Corp. (gaming), and VF Corp (specialty apparel) also had strong positive price gains.

How do you plan to position the Fund, based on market conditions?

The investment team does not attempt to position the Fund based on predictions of macroeconomic conditions. The Fund’s strategy utilizes a balanced approach to stock selection, which, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of systematic risk, and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock-specific) risk. Sector-rotation and tactical-sector allocations are de-emphasized. The Fund will be relatively sector and characteristic neutral relative to the Russell 1000® Growth Index, as the investment team attempts to generate alpha through bottom-up stock selection. The team believes that its investment strategy is objective, balanced, and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues, and will exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on any single attribute. Therefore, the team seeks to eliminate investment results that are directly attributable to market conditions, and add alpha through stock selection.

15

SELECT LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Select Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	23.58%	9.80%	16.78%	6.16%
	with sales charge*	16.48%	7.66%	15.40%	5.54%
C Shares	without CDSC	22.72%	9.03%	15.94%	5.42%
	with CDSC*	21.72%	9.03%	15.94%	5.42%
I Shares		23.97%	10.12%	17.09%	6.48%
Russell 1000® Growth Index		23.22%	14.62%	21.68%	7.86%

Prospectus Expense Ratio[1]					Gross
A Shares					1.28%
C Shares					1.98%
I Shares					1.05%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

16

SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Small Cap Growth Stock Fund I shares returned 25.98%, while the Russell 2000® Growth Index returned 27.19%. The Fund underperformed its benchmark by 121 basis points.

For the fiscal year ended March 31, 2014, equities continued their five-year bull market run with strong results. Under this backdrop, the Fund’s investments in the Financials and Consumer Discretionary sectors did particularly well, while holdings in the Healthcare, Industrials, and Technology sectors lagged the Fund’s benchmark.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Although weather had a negative impact on reported macroeconomic data in the fourth quarter of 2013, the general direction of the overall U.S. domestic economic growth remained positive. Investors saw economic activity continue to exceed expectations, highlighted by stronger gains in jobs and industrial production during the year. Steady improvement in the labor market combined with a modest 2014 budget compromise in Washington, were likely key factors prompting the Federal Open Market Committee (“FOMC”) to decide to begin scaling back on securities purchased into 2014. There are still concerns regarding the impact and potential damage from this shift in Federal Reserve (Fed) policy. However, when the FOMC delivered the news that its tapering would begin in January, stocks soared to record highs. The S&P 500 Index reached another new high during the year. More recently, geopolitical risks have risen as Russia’s decision to annex Crimea and threaten Ukraine still looms fresh in the mind of many investors.

As the U.S. economy continued to heal, the Fund’s Financials stocks were among some of the strongest outperformers, gaining 45.55%, while in comparison, the benchmark’s Financials stocks rose by 15.39%. The Fund’s holdings within insurance, debt collection, banking and financial services continued to be especially profitable, adding great value for shareholders. In addition, investments within the Consumer Discretionary sector also enhanced results. These investments included holdings in media/entertainment, fast casual restaurants, automotive, and apparel. A common theme among these investments was the ability of company management to exceed investor expectations with earnings growth above what was anticipated.

One of the Fund’s largest disappointments was an investment in Aruba Networks, a technology company that provides network access solutions for mobile enterprises worldwide. The stock price declined by more than 30% after negatively preannouncing quarterly financial results. Revenue and earnings growth were cut in half, as management sited a material softening in China as well as delayed deployments of projects at service providers within the Americas. The stock has been sold from the Fund.

How do you plan to position the Fund, based on market conditions?

The investment team does not attempt to position the Fund based on predictions of macroeconomic conditions. The Fund utilizes a balanced approach to stock selection, which, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of systematic risk, and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock-specific) risk. Sector rotation and tactical sector allocations are de-emphasized. The Fund will be relatively sector and characteristic neutral relative to the Russell 2000® Growth Index, as the investment team attempts to generate alpha through bottom-up stock selection. The team believes that its investment strategy is objective, balanced, and designed to enable outperformance in most market cycles.

The Fund will continue to invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues, and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the investment team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha through stock selection.

17

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	25.92%	12.81%	23.53%	7.43%
	with sales charge*	18.70%	10.60%	22.08%	6.80%
C Shares	without CDSC	25.10%	12.06%	22.66%	6.71%
	with CDSC*	24.10%	12.06%	22.66%	6.71%
I Shares		25.98%	12.98%	23.78%	7.73%
Russell 2000® Growth Index		27.19%	13.61%	25.24%	8.87%

Prospectus Expense Ratio[1]					Gross
A Shares					1.28%
C Shares					1.93%
I Shares					1.29%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.52%, 2.24% and 1.24% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

18

SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Small Cap Value Equity Fund I Shares returned 21.34%, versus 22.65% for the Russell 2000® Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The primary reason for underperformance relative to the index was stock selection in the Consumer Discretionary, Health Care, and Industrials sectors. In the Consumer Discretionary sector, Arcos Dorados Holdings, Inc. underperformed due to weakening foreign exchange dynamics and macroeconomic challenges present in Latin America. Within the Health Care sector, Landauer Inc. detracted from performance as the company missed its earnings expectations, coupled with the rise in costs associated with the launch of new products. Within the Industrials sector, Titan International Inc. negatively contributed to performance as the company dealt with the destocking of inventory and the downturn of coal/agriculture markets.

Positive contributors to performance were stock selection in the Materials and Energy sectors. In the Materials sector, Cabot Corporation outperformed due to a strong rebound in tire shipments and coal generation surprised to the upside. In addition, Carpenter Technology Corporation contributed to results as the aerospace destocking ended, nickel prices rebounded, and there was improvement seen in oil/gas drilling. In the Energy sector, Carbo Ceramics Inc. outperformed as the North American rig count continued to exceed investor expectations. Bristow Group Inc. contributed to returns as the company won a large United Kingdom search-and-rescue contract and increased pricing to customers for the use their fleet of aircraft.

How do you plan to position the Fund, based on market conditions?

During this volatile time, we remain steadfast in executing our bottom-up stock selection process. However, the investment landscape is not without pitfalls, such as the emerging geopolitical risks, the unknown adjustments related to tax/regulatory changes still pending in Congress, and headwinds that may arise during the upcoming mid-term elections. As we have communicated in the past, these macroeconomic distractions can cause investors to pull away from the focus on company fundamentals during a market cycle. Our investment mindset remains the same—that individual company fundamentals are the most important component in stock selection, once the macroeconomic environment normalizes for equity markets. We maintain the view that mid- to late-stage cyclical stocks will drive near-term performance and the Fund is positioned accordingly. As a result, the Fund is overweight the Industrials sector and underweight the Financials and Utilities sectors.

The Fund utilizes a bottom-up investment approach to stock selection, which seeks dividend-paying stocks trading at the lower end of historical trading ranges that display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights.

19

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	20.96%	12.50%	22.64%	10.84%
	with sales charge*	13.98%	10.31%	21.19%	10.18%
C Shares	without CDSC	20.53%	11.92%	21.90%	10.44%
	with CDSC*	19.53%	11.92%	21.90%	10.44%
I Shares		21.34%	12.84%	23.00%	11.15%
Russell 2000® Value Index		22.65%	12.74%	23.33%	8.07%

Prospectus Expense Ratio[1]					Gross
A Shares					1.53%
C Shares					1.89%
I Shares					1.24%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

20

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Fund placed in the fifth percentile, returning 18.41% versus 13.76% for its Lipper peer group, while its hybrid benchmark returned 17.23% during the same time period. In the first quarter of 2014, the RidgeWorth Aggressive Growth Allocation Strategy I Shares returned 1.24%, lagging its benchmark (80% S&P 500 Index / 20% Barclay’s U.S. Aggregate Bond Index) which returned 1.85%, and underperformed versus the Lipper Mixed-Asset Target Allocation–Growth Classification, the Fund’s peer group, which returned 1.60%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Broadly speaking, the asset allocation decision (equity/fixed/cash) had modest impact for the quarter, as the S&P 500 Index and the Barclays Aggregate Bond Index returns were comparable (1.81% and 1.84%, respectively). However, certain exposures had significant value-adds to performance, including mid cap exposure in the equity space, as well as high-yield, long-duration U.S. Treasury Exchange-Traded Funds (ETF), and exposure to the RidgeWorth Total Return Bond Fund, on the fixed-income side. Modest detractors to relative performance in the equity space included exposure to large-cap, small-cap, international mandates, and alternative securities, while short-term mandates and cash were modest detractors on the fixed income side.

For the trailing one year period, the Fund experienced positive relative total return versus its hybrid benchmark and its Lipper category, due to its asset allocation decision (equity/fixed/cash) and positive style selection (growth, core, value decision, with exposure to large-cap growth) combined with slightly negative relative returns in both the equity and fixed income spaces (manager selection decision).

How do you plan to position the Fund, based on market conditions?

We believe that the equity market has the potential for further improvement as numerous “headwinds” (geo-political flash points), including the Russian annexation of Crimea, continued rattling in Iran and North Korea, a constrained consumer, sub-par global economic growth, unintended impacts of the Affordable Care Act, unknown reforms to the U.S. tax code and other regulations, and a Capital Beltway still in the throes of dysfunction (this time linked to coming mid-term elections), continue to dissipate and 2014 metrics are recalibrated during-and-after the first quarter earnings cycle.

“Tailwinds” that could have a positive impact on the Fund include, additional job gains, incremental consumer balance sheet repair, continued European Union and Japanese recovery, Federal Reserve Chair Janet Yellen assuaging markets that accommodation will remain in place for a “prolonged period,” a percolation of accretive merger and acquisition activity, high free cash flow levels facilitating substantial buybacks, and potential reacceleration of earnings and capital expenditures. However, we would not be surprised to see at least a small amount of consolidation in the short-term, or at least until economic traction becomes more visible. A typical long-term consolidation would be roughly 4 to 5%, but may be short-lived since equity valuations are still attractive versus long-term medians, and fixed income alternatives are just not as favorable as in recent years.

21

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective September 30, 2012, the benchmark index for the Fund changed from the Standard & Poors 500 Index (“S&P 500 Index”) to the Hybrid 80/20 Blend Index. The Fund’s performance is compared to the Hybrid 80/20 Blend Index.

The S&P 500 Index is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	18.11%	8.03%	16.80%	5.94%
	with sales charge**	11.34%	5.92%	15.41%	5.32%
C Shares*	without CDSC	17.50%	7.34%	16.06%	5.33%
	with CDSC**	16.50%	7.34%	16.06%	5.33%
I Shares		18.41%	8.34%	17.17%	6.25%
Hybrid 80/20 Blend Index (80% of the S&P 500 Index, 20% of the Barclays Capital U.S. Aggregate Bond Index)		17.23%	12.55%	17.91%	7.02%
S&P 500 Index		21.86%	14.66%	21.16%	7.42%
Barclays Capital U.S. Aggregate Bond Index		–0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					1.75%
C Shares					2.37%
I Shares					1.73%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.81% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

22

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Fund placed it in the 22nd percentile, returning 7.40%, versus 6.18% for its hybrid benchmark, and 5.52% for its Lipper peer group. In the first quarter of 2014, the RidgeWorth Conservative Allocation Strategy I Shares returned 1.86%, slightly behind the 1.88% return for its hybrid benchmark (30% S&P 500 Index/70% Barclays U.S. Aggregate Bond Index) and ahead of the Lipper Mixed-Asset Target Allocation–Conservative Classification, the Fund’s peer group, which returned 1.83%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Broadly speaking, the asset allocation decision (equity/fixed/cash) had modest impact for the quarter, as the S&P 500 Index and the Barclays Aggregate Bond Index returns were comparable (1.81% and 1.84%, respectively). However, certain exposures had significant value-adds to performance, including mid cap exposure in the equity space, as well as high-yield, long-duration U.S. Treasury Exchange-Traded Funds (ETF), and exposure to the RidgeWorth Total Return Bond Fund, on the fixed income side. Modest detractors to relative performance in the equity space included exposure to large cap, small-cap, international mandates, and alternative securities, while short-term mandates and cash were modest detractors on the fixed income side.

For the trailing one year period, the Fund experienced positive relative total return versus its hybrid benchmark and its Lipper category, due to its asset allocation decision (equity/fixed/cash) and positive style selection (growth, core, value decision, with exposure to large-cap growth) combined with slightly negative relative returns in both the equity and fixed income spaces (manager selection decision).

How do you plan to position the Fund, based on market conditions?

We believe that the equity market has the potential for further improvement as numerous “headwinds” (geo-political flash points), including the Russian annexation of Crimea, continued rattling in Iran and North Korea, a constrained consumer, sub-par global economic growth, unintended impacts of the Affordable Care Act, unknown reforms to the U.S. tax code and other regulations, and a Capital Beltway still in the throes of dysfunction (this time linked to coming mid-term elections), continue to dissipate and 2014 metrics are recalibrated during-and-after the first quarter earnings cycle.

“Tailwinds” that could have a positive impact on the Fund include, additional job gains, incremental consumer balance sheet repair, continued European Union and Japanese recovery, Federal Reserve Chair Janet Yellen assuaging markets that accommodation will remain in place for a “prolonged period,” a percolation of accretive merger and acquisition activity, high free cash flow levels facilitating substantial buybacks, and potential reacceleration of earnings and capital expenditures. However, we would not be surprised to see at least a small amount of consolidation in the short-term, or at least until economic traction becomes more visible. A typical long-term consolidation would be roughly 4 to 5%, but may be short-lived since equity valuations are still attractive versus long term medians, and fixed income alternatives are just not as favorable as in recent years.

23

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Conservative Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.14%	5.91%	9.21%	5.51%
	with sales charge**	2.09%	4.21%	8.15%	5.00%
C Shares*	without CDSC	6.29%	5.14%	8.42%	4.90%
	with CDSC**	5.29%	5.14%	8.42%	4.90%
I Shares		7.40%	6.18%	9.51%	5.82%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays Capital U.S. Aggregate Bond Index)		6.18%	7.11%	9.73%	5.59%
S&P 500 Index		21.86%	14.66%	21.16%	7.42%
Barclays Capital U.S. Aggregate Bond Index		-0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					1.25%
C Shares					1.90%
I Shares					0.96%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.60%, 1.30% and 0.30% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.55% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance for C Shares would have been lower. Effective close of business on 7/16/10, B Shares converted into A Shares.

**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

24

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Fund placed in the 20th percentile, returning 15.96%, versus 13.76% for its Lipper peer group, while its hybrid benchmark returned 14.96% during the same period. In the first quarter of 2014, the RidgeWorth Growth Allocation Strategy I Shares returned 1.34%, lagging its benchmark (70% S&P 500 Index / 30% Barclays US Aggregate Bond Index) which returned 1.86%, and underperformed versus the Lipper Mixed-Asset Target Allocation–Growth Classification, the Fund’s peer group, which returned 1.60%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Broadly speaking, the asset allocation decision (equity/fixed/cash) had modest impact for the quarter, as the S&P 500 Index and the Barclays Aggregate Bond Index returns were comparable (1.81% and 1.84%, respectively). However, certain exposures had significant value-adds to performance, including mid-cap exposure in the equity space, as well as high-yield, long-duration U.S. Treasury Exchange-Traded Funds (ETF), and exposure to the RidgeWorth Total Return Bond Fund, on the fixed income side. Modest detractors to relative performance in the equity space included exposure to large-cap, small-cap, international mandates, and alternative securities, while short-term mandates and cash were modest detractors on the fixed income side.

For the trailing one year period, the Fund experienced positive relative total return versus its hybrid benchmark and its Lipper category, due to its asset allocation decision (equity/fixed/cash) and positive style selection (growth, core, value decision, with exposure to large-cap growth) combined with slightly negative relative returns in both the equity and fixed income spaces (manager selection decision).

How do you plan to position the Fund, based on market conditions?

We believe that the equity market has the potential for further improvement as numerous “headwinds” (geo-political flash points), including the Russian annexation of Crimea, continued rattling in Iran and North Korea, a constrained consumer, sub-par global economic growth, unintended impacts of the Affordable Care Act, unknown reforms to the U.S. tax code and other regulations, and a Capital Beltway still in the throes of dysfunction (this time linked to coming mid-term elections), continue to dissipate and 2014 metrics are recalibrated during-and-after the first quarter earnings cycle.

“Tailwinds” that could have a positive impact on the Fund include, additional job gains, incremental consumer balance sheet repair, continued European Union and Japanese recovery, Federal Reserve Chair Janet Yellen assuaging markets that accommodation will remain in place for a “prolonged period,” a percolation of accretive merger and acquisition activity, high free cash flow levels facilitating substantial buybacks, and potential reacceleration of earnings and capital expenditures. However, we would not be surprised to see at least a small amount of consolidation in the short-term, or at least until economic traction becomes more visible. A typical long-term consolidation would be roughly 4 to 5%, but may be short-lived since equity valuations are still attractive versus long-term medians, and fixed income alternatives are just not as favorable as in recent years.

25

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	15.84%	8.45%	14.73%	6.28%
	with sales charge**	9.13%	6.34%	13.37%	5.66%
C Shares*	without CDSC	15.05%	7.74%	13.95%	5.59%
	with CDSC**	14.05%	7.74%	13.95%	5.59%
I Shares		15.96%	8.72%	15.02%	6.58%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		14.96%	11.48%	16.28%	6.78%
S&P 500 Index		21.86%	14.66%	21.16%	7.42%
Barclays Capital U.S. Aggregate Bond Index		–0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					1.41%
C Shares					2.01%
I Shares					1.39%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.73% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/05/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

26

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Fund placed in the 37th percentile, returning 11.56%, versus 10.46% for its Lipper peer group, while its hybrid benchmark returned 10.51% during the same time period. In the first quarter of 2014, the RidgeWorth Moderate Allocation Strategy I Shares returned 1.64%, lagging its benchmark (50% S&P 500 Index / 50% Barclays US Aggregate Bond Index) which returned 1.88%, and underperformed versus the Lipper Mixed-Asset Target Allocation–Moderate Classification, the Fund’s peer group, which returned 1.80%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Broadly speaking, the asset allocation decision (equity/fixed/cash) had modest impact for the quarter, as the S&P 500 Index and the Barclays Aggregate Bond Index returns were comparable (1.81% and 1.84%, respectively). However, certain exposures had significant value-adds to performance, including mid-cap exposure in the equity space, as well as high-yield, long-duration U.S. Treasury Exchange-Traded Funds (ETF), and exposure to the RidgeWorth Total Return Bond Fund, on the fixed income side. Modest detractors to relative performance in the equity space included exposure to large-cap, small-cap, international mandates, and alternative securities, while short-term mandates and cash were modest detractors on the fixed income side.

For the trailing one year period, the Fund experienced positive relative total return versus its hybrid benchmark and its Lipper category, due to its asset allocation decision (equity/fixed/cash) and positive style selection (growth, core, value decision, with exposure to large-cap growth) combined with slightly negative relative returns in both the equity and fixed income spaces (manager selection decision).

How do you plan to position the Fund, based on market conditions?

We believe that the equity market has the potential for further improvement as numerous “headwinds” (geo-political flash points), including the Russian annexation of Crimea, continued rattling in Iran and North Korea, a constrained consumer, sub-par global economic growth, unintended impacts of the Affordable Care Act, unknown reforms to the U.S. tax code and other regulations, and a Capital Beltway still in the throes of dysfunction (this time linked to coming mid-term elections), continue to dissipate and 2014 metrics are recalibrated during-and-after the first quarter earnings cycle.

“Tailwinds” that could have a positive impact on the Fund include, additional job gains, incremental consumer balance sheet repair, continued European Union and Japanese recovery, Federal Reserve Chair Janet Yellen assuaging markets that accommodation will remain in place for a “prolonged period,” a percolation of accretive merger and acquisition activity, high free cash flow levels facilitating substantial buybacks, and potential reacceleration of earnings and capital expenditures. However, we would not be surprised to see at least a small amount of consolidation in the short-term, or at least until economic traction becomes more visible. A typical long-term consolidation would be roughly 4 to 5%, but may be short-lived since equity valuations are still attractive versus long-term medians, and fixed income alternatives are just not as favorable as in recent years.

27

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	11.48%	7.35%	12.18%	5.93%
	with sales charge**	5.03%	5.24%	10.86%	5.30%
C Shares*	without CDSC	10.81%	6.66%	11.42%	5.27%
	with CDSC**	9.81%	6.66%	11.42%	5.27%
I Shares		11.56%	7.56%	12.45%	6.21%
Hybrid 50/50 Blend Index (50% of the Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		10.51%	9.32%	13.01%	6.23%
S&P 500 Index		21.86%	14.66%	21.16%	7.42%
Barclays Capital U.S. Aggregate Bond Index		–0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					1.27%
C Shares					1.86%
I Shares					1.19%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.65% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/5/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2014)

as a percentage of Investments

28

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Aggressive Growth Stock Fund

	Shares	Value($)

Common Stocks 98.7%
Consumer Discretionary 30.2%
Amazon.com, Inc.*	8,900	2,995,028
Chipotle Mexican Grill, Inc.*	2,500	1,420,125
HomeAway, Inc.*	23,700	892,779
Lululemon Athletica, Inc.*	21,800	1,146,462
Michael Kors Holdings Ltd.*	12,100	1,128,567
Netflix, Inc.*	6,550	2,305,797
Priceline.com, Inc.*	1,950	2,324,185
Tesla Motors, Inc.*	18,300	3,814,635
Vince Holding Corp.*	20,700	545,652
Vipshop Holdings Ltd.*	9,300	1,388,490

		17,961,720

Energy 2.5%
Pioneer Natural Resources Co.	8,000	1,497,120

Financials 12.0%
Artisan Partners Asset Management, Inc.	15,000	963,750
Charles Schwab Corp. (The)	51,200	1,399,296
Financial Engines, Inc.	22,600	1,147,628
First Republic Bank	22,100	1,193,179
Portfolio Recovery Associates, Inc.*	42,300	2,447,478

		7,151,331

Health Care 13.0%
Catamaran Corp.*	34,650	1,550,934
Celgene Corp.*	11,800	1,647,280
Fluidigm Corp.*	9,900	436,293
Gilead Sciences, Inc.*	21,000	1,488,060
IPC The Hospitalist Co.*	12,250	601,230
Medidata Solutions, Inc.*	20,950	1,138,423
Salix Pharmaceuticals Ltd.*	8,300	859,963

		7,722,183

Industrials 6.7%
BE Aerospace, Inc.*	17,100	1,484,109
PACCAR, Inc.	10,500	708,120
Precision Castparts Corp.	7,000	1,769,320

		3,961,549

Information Technology 34.3%
Alliance Data Systems Corp.*	5,000	1,362,250
Cognizant Technology Solutions Corp., Cl A*	28,500	1,442,385

	Shares	Value($)

Information Technology—continued
eBay, Inc.*	15,600	861,744
Envestnet, Inc.*	5,200	208,936
F5 Networks, Inc.*	7,000	746,410
Facebook, Inc., Cl A*	37,000	2,228,880
Fireeye, Inc.*	7,000	430,990
Google, Inc., Cl A*	2,100	2,340,471
LinkedIn Corp., Cl A*	12,150	2,247,021
MercadoLibre, Inc.	10,500	998,655
Mitek Systems, Inc.*	60,900	235,683
Pandora Media, Inc.*	42,050	1,274,956
QUALCOMM, Inc.	6,000	473,160
Rocket Fuel, Inc.*	7,650	328,032
ServiceNow, Inc.*	7,000	419,440
Splunk, Inc.*	7,800	557,622
Twitter, Inc.*	12,100	564,707
Workday, Inc., Cl A*	2,500	228,575
Xoom Corp.*	33,400	651,968
Yelp, Inc.*	15,000	1,153,950
Zillow, Inc.*	18,100	1,594,610

		20,350,445

Total Common Stocks (Cost $42,423,790)		58,644,348

Money Market Fund 1.1%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(a)	674,888	674,888

Total Money Market Fund (Cost $674,888)		674,888

Total Investments (Cost $43,098,678) — 99.8%		59,319,236
Other Assets in Excess of Liabilities — 0.2%		125,923

Net Assets — 100.0%		$59,445,159

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

See Notes to Financial Statements.

29

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Fund

	Shares	Value($)

Common Stocks 96.8%
Australia 2.2%
Flight Centre Travel Group Ltd.	8,114	394,983
Fortescue Metals Group Ltd.(a)	64,674	316,809

		711,792

Austria 2.2%
OMV AG	9,127	414,118
Voestalpine AG(a)	6,772	298,489

		712,607

Belgium 4.6%
Ageas(a)	17,250	769,293
Anheuser-Busch InBev NV(a)	6,582	691,829

		1,461,122

China 1.0%
Agricultural Bank of China Ltd., H Shares	699,480	304,808

Denmark 1.5%
A.P. Moller—Maersk A/S, Cl B(a)	40	480,894

France 18.6%
AXA SA(a)	30,711	799,612
BNP Paribas(a)	12,189	942,286
Cap Gemini SA(a)	5,903	447,561
Publicis Groupe SA(a)	7,063	638,805
Renault SA(a)	5,516	537,414
Sanofi-Aventis(a)	3,455	361,047
Societe Generale SA(a)	9,088	561,013
Valeo SA	3,889	547,823
Vinci SA(a)	8,536	636,043
Vivendi SA(a)	15,400	429,612

		5,901,216

Germany 17.9%
Adidas AG(a)	4,028	436,382
Allianz SE	2,787	471,108
BASF SE	6,592	732,693
Continental AG	2,035	487,531
Deutsche Lufthansa AG*	19,304	505,688
Deutsche Post AG	17,321	643,565
Fresenius SE	2,806	439,142
Hannover Rueckversicherung AG	4,281	382,939
Infineon Technologies AG	35,236	420,478
SAP AG	5,302	429,200
Siemens AG	5,316	715,514

		5,664,240

Hong Kong 0.8%
New World Development Co. Ltd.	259,600	261,056

Italy 3.1%
Intesa Sanpaolo SpA(a)	139,609	474,093
Unipol Gruppo Finanziario SpA	63,254	494,094

		968,187

	Shares	Value($)

Japan 19.5%
Aozora Bank Ltd.(a)	111,255	316,640
Canon, Inc.(a)	9,200	284,722
Hino Motors Ltd.(a)	20,928	309,811
Honda Motor Co. Ltd.(a)	12,341	433,921
ITOCHU Corp.(a)	76,892	896,959
JFE Holdings, Inc.	12,004	225,973
Marubeni Corp.(a)	19,550	131,055
Mitsubishi UFJ Financial Group, Inc.(a)	107,050	587,241
Mitsui & Co. Ltd.(a)	22,708	320,470
NHK Spring Co. Ltd.(a)	31,723	293,512
Resona Holdings, Inc.(a)	80,743	389,743
Sekisui Chemical Co. Ltd.	28,012	291,206
Sumitomo Corp.(a)	56,911	723,280
Sumitomo Mitsui Financial Group, Inc.(a)	13,725	585,048
Toyota Motor Corp.(a)	7,049	396,709

		6,186,290

Netherlands 4.6%
Aegon NV(a)	34,857	320,639
Koninklijke Ahold NV	32,067	644,097
LyondellBasell Industries NV, Cl A	5,683	505,446

		1,470,182

Norway 1.5%
Telenor ASA	22,148	490,838

Russia 0.8%
Sberbank of Russia SP ADR(a)	23,731	231,437
Sberbank of Russia SP ADR	2,409	23,536

		254,973

Switzerland 5.6%
Roche Holding AG(a)	2,313	695,257
Swiss Life Holding AG*(a)	2,165	532,104
Swiss Re Ltd.*	5,900	546,920

		1,774,281

Taiwan 1.1%
Hon Hai Precision Industry Co. Ltd.	122,271	346,507

United Kingdom 11.8%
AstraZeneca PLC(a)	10,389	673,135
Bodycote PLC(a)	35,755	482,183
British American Tobacco PLC(a)	13,222	736,122
BT Group PLC(a)	135,483	862,274
SABMiller PLC	9,277	463,211
WPP PLC(a)	24,737	511,756

		3,728,681

Total Common Stocks (Cost $21,704,421)		30,717,674

See Notes to Financial Statements.

30

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Fund — concluded

	Shares	Value($)

Preferred Stock 1.8%
Germany 1.8%
Volkswagen AG, 1.78%	2,192	568,026

Total Preferred Stock (Cost $374,682)		568,026

Rights 0.1%
Hong Kong 0.1%
New World Development Co. Ltd.*	86,533	17,850

Total Rights (Cost $—)		17,850

Money Market Fund 0.3%
State Street Institutional Liquid Reserves Fund, Institutional Class(b)	120,193	120,193

Total Money Market Fund (Cost $120,193)		120,193

Total Investments (Cost $22,199,296) — 99.0%		31,423,743
Other Assets in Excess of Liabilities — 1.0%		309,888

Net Assets — 100.0%		$31,733,631

*	Non-income producing security.

(a)	Valued at fair value using procedures approved by the Board (See Note 2(a)).

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

31

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund

	Shares	Value($)

Common Stocks 97.8%
Australia 5.8%
AGL Energy Ltd.	1,669	23,496
ALS Ltd.	1,041	7,077
Alumina Ltd.*	7,656	8,485
Amcor Ltd.	3,659	35,257
AMP Ltd.(a)	8,883	41,090
APA Group	2,508	14,956
Asciano Ltd.	2,957	14,260
ASX Ltd.	532	17,796
Aurizon Holdings Ltd.(a)	6,155	29,405
Australia & New Zealand Banking Group Ltd.(a)	8,317	255,608
Bank of Queensland Ltd.(a)	942	11,251
Bendigo and Adelaide Bank Ltd.(a)	1,237	13,085
BGP Holdings PLC*(a)(b)	737,041	—
BHP Billiton Ltd.(a)	9,633	326,137
Boral Ltd.	2,325	12,183
Brambles Ltd.	4,719	40,525
Caltex Australia Ltd.(a)	410	8,421
CFS Retail Property Trust REIT	6,430	11,270
Coca-Cola Amatil Ltd.	1,733	17,727
Cochlear Ltd.	174	9,198
Commonwealth Bank of Australia(a)	4,878	351,142
Computershare Ltd.	1,433	16,080
Crown Ltd.	1,214	18,723
CSL Ltd.	1,511	97,475
Dexus Property Group REIT	14,667	14,418
Echo Entertainment Group Ltd.	2,379	5,405
Federation Centres Ltd., REIT	4,328	9,473
Flight Centre Travel Group Ltd.	169	8,227
Fortescue Metals Group Ltd.(a)	4,720	23,121
Goodman Group	5,193	22,780
GPT Group REIT	5,362	18,200
Harvey Norman Holdings Ltd.	1,612	4,933
Iluka Resources Ltd.	1,270	11,672
Incitec Pivot Ltd.	4,938	13,555
Insurance Australia Group Ltd.(a)	6,303	32,621
Leighton Holdings Ltd.	514	10,063
Lend Lease Group	1,655	18,188
Macquarie Group Ltd.(a)	874	47,141
Metcash Ltd.	2,671	6,490
Mirvac Group REIT	11,102	17,503
National Australia Bank Ltd.(a)	7,099	233,967
Newcrest Mining Ltd.*	2,323	21,307
Orica Ltd.	1,113	22,584
Origin Energy Ltd.	3,317	43,959
Orora Ltd.	3,902	4,976
Qantas Airways Ltd.*	3,340	3,423
QBE Insurance Group Ltd.	3,628	43,134
Ramsay Health Care Ltd.	400	17,854
Recall Holdings Ltd.*	1,007	4,343

	Shares	Value($)

Australia—continued
Rio Tinto Ltd.(a)	1,322	78,195
Santos Ltd.	2,915	36,495
Seek Ltd.	974	15,871
Sonic Healthcare Ltd.	1,142	18,290
SP Ausnet	5,105	6,202
Stockland REIT	6,676	23,217
Suncorp Group Ltd.	3,901	46,561
Sydney Airport(a)	1,491	5,810
TABCORP Holdings Ltd.(a)	2,226	7,054
Tatts Group Ltd.	4,208	11,317
Telstra Corp. Ltd.(a)	13,200	62,264
Toll Holdings Ltd.	2,067	9,968
Transurban Group	4,266	28,723
Treasury Wine Estates Ltd.	1,963	6,426
Wesfarmers Ltd.	3,015	115,172
Westfield Group REIT	6,416	60,990
Westfield Retail Trust REIT	9,258	25,586
Westpac Banking Corp.	9,407	301,503
Whitehaven Coal Ltd.*	1,692	2,597
Woodside Petroleum Ltd.	1,998	72,302
Woolworths Ltd.	3,769	124,855
WorleyParsons Ltd.	629	8,832

		3,108,214

Austria 1.5%
Andritz AG(c)	1,629	100,663
Erste Group Bank AG(a)	5,909	202,263
Immofinanz AG*(a)	21,453	100,333
OMV AG	3,294	149,459
Raiffeisen Bank International AG	1,661	55,376
Telekom Austria AG(a)	4,954	49,155
Vienna Insurance Group	860	42,403
Voestalpine AG(a)	2,507	110,501

		810,153

Belgium 1.9%
Ageas(a)	1,508	67,252
Anheuser-Busch InBev NV(a)	5,144	540,682
Belgacom SA(a)	995	31,227
Colruyt SA(a)	495	27,327
Delhaize Group SA(a)	666	48,804
Groupe Bruxelles Lambert SA(a)	528	52,757
KBC Groep NV(a)	1,499	92,374
Solvay SA(a)	387	60,827
Telenet Group Holding NV	336	20,712
UCB SA(a)	720	57,731
Umicore(a)	746	38,085

		1,037,778

Cayman Islands 0.1%
Sands China Ltd.(a)	3,197	23,964
Wynn Macau Ltd.(a)	2,059	8,532

		32,496

See Notes to Financial Statements.

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

China 0.0%(d)
AAC Technologies Holdings, Inc.(a)	976	5,108

Denmark 1.5%
A.P. Moller—Maersk A/S, Cl B(a)	6	72,134
A.P. Moller—Maersk A/S, Cl A(a)	3	34,677
Carlsberg A/S, Cl B(a)	474	47,235
Coloplast A/S, Cl B(a)	490	39,705
Danske Bank A/S	3,044	84,815
DSV A/S(a)	827	26,723
Novo Nordisk A/S, Cl B(a)	8,911	406,516
Novozymes A/S, Cl B(a)	1,014	44,647
TDC A/S	3,262	30,156
Tryg A/S	110	10,880
William Demant Holding A/S*(a)	116	9,937

		807,425

Finland 1.2%
Elisa Oyj	720	20,721
Fortum Oyj	2,245	51,032
Kesko Oyj, Cl B(a)	323	14,107
Kone Oyj, Cl B(a)	1,576	66,188
Metso Oyj	647	21,151
Neste Oil Oyj	649	13,233
Nokia Oyj*(a)	18,921	139,311
Nokian Renkaat Oyj(a)	570	23,099
Orion Oyj, Cl B(a)(c)	496	14,986
Pohjola Bank PLC	701	15,577
Sampo Oyj, Cl A(a)	2,010	104,428
Stora Enso Oyj(a)	2,785	29,832
UPM-Kymmene Oyj(a)	2,662	45,585
Valmet Corp.	647	6,939
Wartsila Oyj(a)	899	48,988

		615,177

France 10.6%
Accor SA(a)	688	35,267
Aeroports de Paris	129	16,085
Air Liquide SA(a)	1,309	177,553
Alcatel-Lucent*(a)	11,732	46,356
Alstom(a)	931	25,462
Arkema SA(a)	271	30,739
Atos Origin SA(a)	241	21,808
AXA SA(a)	7,558	196,785
BNP Paribas(a)	4,206	325,150
Bouygues SA(a)	839	35,066
Bureau Veritas SA	955	29,280
Cap Gemini SA(a)	621	47,084
Carrefour SA(a)	2,600	100,753
Casino Guichard-Perrachon SA(a)	244	29,085
Christian Dior SA(a)	236	45,497
CNP Assurances(a)	694	14,706
Compagnie de Saint-Gobain(a)	1,719	104,074
Compagnie Generale d’Optique Essilor International SA(a)	880	88,923

	Shares	Value($)

France—continued
Compagnie Generale de Geophysique-Veritas*	686	11,001
Compagnie Generale des Etablissements Michelin(a)	788	98,706
Credit Agricole SA*(a)	4,308	68,036
Danone SA	2,389	168,938
Dassault Systemes SA	270	31,632
Edenred	878	27,548
Electricite de France(a)	1,038	41,106
Eurazeo(a)	166	14,934
European Aeronautic Defence and Space Co.(a)	2,509	179,931
Eutelsat Communications	618	20,987
Fonciere Des Regions	126	11,672
France Telecom SA(a)	7,568	111,914
GDF SUEZ(a)	5,496	150,601
Gecina SA	95	12,630
Groupe Eurotunnel SA(a)	2,372	30,306
Groupe Fnac*(a)	41	2,122
ICADE REIT(a)	102	10,101
Iliad SA	100	28,834
Imerys	147	13,072
JCDecaux SA	289	12,659
Klepierre	431	19,286
L’Oreal SA	1,025	169,027
Lafarge SA(a)	807	63,257
Lagardere SCA(a)	482	19,159
Legrand SA(a)	1,079	67,099
LVMH Moet Hennessy Louis Vuitton SA(a)	1,066	194,057
Natixis	3,993	29,326
Pernod-Ricard SA	875	101,860
PPR(a)	327	66,788
Publicis Groupe SA(a)	771	69,732
Remy Cointreau SA	111	8,908
Renault SA(a)	831	80,963
Rexel SA	647	16,976
Safran SA(a)	1,079	74,831
Sanofi-Aventis(a)	5,032	525,844
Schneider Electric SA(a)	2,276	202,351
Schneider Electric SA	29	2,508
Scor SE(a)	663	23,231
Societe BIC SA	126	16,551
Societe Generale SA(a)	3,028	186,922
Sodexo(a)	407	42,728
Suez Environnement SA	1,212	24,620
Technip SA	440	45,408
Thales SA(a)	394	26,158
Total SA(a)	8,963	588,689
Unibail-Rodamco SE, REIT(a)	410	106,606
Valeo SA	328	46,204
Vallourec SA(a)	459	24,951

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

France—continued
Veolia Environnement SA(a)	1,463	29,014
Vinci SA(a)	1,999	148,951
Vivendi SA(a)	5,135	143,250
Wendel SA(a)	140	21,780
Zodiac Aerospace	740	26,149

		5,629,587

Germany 13.4%
Adidas AG(a)	1,302	141,055
Allianz SE	2,814	475,672
Axel Springer AG	248	15,872
BASF SE	5,679	631,214
Bayer AG	5,105	690,490
Bayerische Motoren Werke AG	2,059	259,887
Beiersdorf AG	629	61,351
Brenntag AG	321	59,546
Celesio AG	1,006	34,384
Commerzbank AG*(a)	6,015	110,666
Continental AG	685	164,108
Daimler AG	5,947	561,950
Deutsche Bank AG	6,339	283,602
Deutsche Boerse AG	1,201	95,584
Deutsche Lufthansa AG*	1,431	37,486
Deutsche Post AG	5,637	209,444
Deutsche Telekom AG(a)	17,461	282,426
E.ON AG	11,195	218,849
Fraport AG(a)	231	17,275
Fresenius Medical Care AG	1,319	92,037
Fresenius SE	778	121,758
GEA Group AG	1,139	52,064
Hannover Rueckversicherung AG	376	33,633
Heidelberg Cement AG	876	75,076
Henkel AG & Co. KGaA	808	81,204
Hochtief AG	193	17,522
Hugo Boss AG(a)	199	26,503
Infineon Technologies AG	6,718	80,167
K+S AG	1,072	35,215
Kabel Deutschland Holding AG	154	21,154
Lanxess AG	518	39,071
Linde AG(a)	1,153	230,792
MAN SE	221	28,163
Merck KGaA	404	68,041
Metro AG*	807	32,936
Muenchener Rueckversicherungs AG	1,116	243,841
Osram Licht AG*(a)	489	31,758
ProSiebenSat.1 Media AG(a)	1,160	53,199
RWE AG	3,043	123,502
SAP AG	5,728	463,685
Siemens AG	4,929	663,425
Suedzucker AG	509	14,498
Telefonica Deutschland Holding AG	1,736	13,838

	Shares	Value($)

Germany—continued
ThyssenKrupp AG*	2,400	64,358
United Internet AG	664	31,180
Volkswagen AG	184	46,642

		7,136,123

Guernsey 0.0%(d)
Resolution Ltd.(a)	2,370	11,817

Hong Kong 0.9%
AIA Group Ltd.	15,929	75,574
ASM Pacific Technology Ltd.	317	3,098
Bank of East Asia Ltd.(a)	1,620	6,347
BOC Hong Kong Holdings Ltd.(a)	4,895	13,943
Cathay Pacific Airways Ltd.	1,562	2,908
Cheung Kong (Holdings) Ltd.(a)	1,840	30,550
Cheung Kong Infrastructure Holdings Ltd.(a)	827	5,305
CLP Holdings Ltd.(a)	2,340	17,683
First Pacific Co. Ltd.(a)	2,786	2,775
Galaxy Entertainment Group Ltd.*(a)	2,783	24,323
Hang Lung Properties Ltd.	2,962	8,497
Hang Seng Bank Ltd.(a)	1,012	16,118
Henderson Land Development Co. Ltd.(a)	1,406	8,238
HK Electric Investments and HK Electric Investments Ltd.*	460	296
HKT Trust / HKT Ltd.	2,971	3,126
Hong Kong & China Gas Co. Ltd. (The)(a)	7,586	16,575
Hong Kong Electric Holdings Ltd.(a)	1,837	15,959
Hong Kong Exchanges & Clearing Ltd.	1,446	21,923
Hopewell Holdings Ltd.(a)	753	2,588
Hutchison Whampoa Ltd.(a)	2,821	37,487
Hysan Development Co. Ltd.(a)	845	3,678
Kerry Logistics Network Ltd.*	458	672
Kerry Properties Ltd.(a)	858	2,871
Li & Fung Ltd.(a)	7,741	11,476
Link REIT (The)	3,027	14,927
MTR Corp.(a)	1,917	7,113
New World Development Co. Ltd.	4,971	4,999
Noble Group Ltd.(a)	10,688	10,114
NWS Holdings Ltd.	1,930	3,270
Orient Overseas International Ltd.(a)	291	1,341
PCCW Ltd.(a)	5,291	2,644
Shangri-La Asia Ltd.(a)	2,072	3,403
Sino Land Co. Ltd.	3,930	5,796
SJM Holdings Ltd.(a)	2,568	7,246
Sun Hung Kai Properties Ltd.(a)	2,110	25,872
Swire Pacific Ltd.	899	10,472
Swire Properties Ltd.(a)	1,549	4,448

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Hong Kong—continued
Wharf Holdings Ltd. (The)	2,004	12,815
Wheelock & Co. Ltd.(a)	1,211	4,741
Yue Yuen Industrial (Holdings) Ltd.(a)	982	3,210

		454,421

Ireland 1.1%
Bank of Ireland*	290,639	123,323
CRH PLC(a)	9,297	259,185
Experian PLC(a)	1,768	31,890
Irish Bank Resolution Corp. Ltd.*(a)(b)	8,839	—
Irish Bank Resolution Corp. Ltd.*(a)(b)(c)	131,459	—
James Hardie Industries SE	1,338	17,782
Kerry Group PLC, Cl A	1,918	146,412
Ryanair Holdings PLC*(a)	1,995	20,948

		599,540

Israel 1.0%
Bank Hapoalim BM	7,888	45,010
Bank Leumi Le-Israel BM*(a)	9,358	36,537
Bezeq Israeli Telecommunication Corp. Ltd.	14,249	25,376
Delek Group Ltd.	32	12,782
Israel Chemicals Ltd.	3,329	29,104
Israel Corp. Ltd. (The)*	23	12,834
Mizrahi Tefahot Bank Ltd.(a)	936	12,806
NICE Systems Ltd.(a)	436	19,438
Teva Pharmaceutical Industries Ltd.(a)	6,323	333,435
Teva Pharmaceutical Industries Ltd. SP ADR	318	16,803

		544,125

Italy 8.9%
Assicurazioni Generali SpA(a)	17,155	382,823
Atlantia SpA(a)	4,962	127,763
Banca Monte dei Paschi di Siena SpA*	96,318	35,164
Enel Green Power SpA(a)	26,236	73,732
Enel SpA(a)	96,810	548,553
Eni SpA(a)	37,345	937,831
Exor SpA(a)	962	43,232
Fiat SpA*(c)	13,123	152,767
Finmeccanica SpA*(a)	6,068	60,108
Intesa Sanpaolo SpA(a)	171,278	581,636
Luxottica Group SpA	2,487	143,832
Mediobanca SpA*(a)	7,747	88,742
Pirelli & C SpA	3,568	56,036
Prysmian SpA(a)	3,056	76,259
Saipem SpA	3,972	96,964
Snam Rete Gas SpA	30,419	178,104
Telecom Italia SpA	150,854	177,897

	Shares	Value($)

Italy—continued
Telecom Italia SpA(a)	90,342	84,620
Terna SpA	22,601	121,058
UniCredit SpA(a)	63,573	581,958
Unione di Banche Italiane ScpA(a)	12,844	121,282
UnipolSai SpA*	13,348	51,121

		4,721,482

Japan 21.1%
ABC-Mart, Inc.(a)	117	5,070
Acom Co. Ltd.*(a)	1,722	5,495
ADVANTEST Corp.(a)	659	7,087
AEON Co. Ltd.	2,637	29,713
AEON Credit Service Co. Ltd.(a)	289	6,505
AEON Mall Co. Ltd.(a)	319	8,185
Air Water, Inc.	656	9,076
Aisin Seiki Co. Ltd.(a)	842	30,327
Ajinomoto Co., Inc.(a)	2,651	37,976
Alfresa Holdings Corp.	181	11,802
All Nippon Airways Co. Ltd.(a)(c)	5,097	11,037
Amada Co. Ltd.(a)	1,569	11,017
Aozora Bank Ltd.(a)	4,712	13,411
Asahi Breweries Ltd.(a)	1,701	47,717
Asahi Glass Co. Ltd.	4,431	25,672
Asahi Kasei Corp.(a)	5,545	37,647
ASICS Corp.(a)	704	13,810
Astellas Pharma, Inc.	9,285	110,108
Bank of Kyoto Ltd. (The)	1,416	11,689
Bank of Yokohama Ltd. (The)	5,179	25,841
Benesse Holdings, Inc.	316	12,078
Bridgestone Corp.(a)	2,857	101,178
Brother Industries Ltd.(a)	1,038	14,563
Calbee, Inc.(a)	272	6,419
Canon, Inc.(a)	4,902	151,707
Casio Computer Co. Ltd.(a)	981	11,586
Central Japan Railway Co.(a)	634	74,289
Chiba Bank Ltd. (The)(a)	3,269	20,121
Chiyoda Corp.(a)	688	8,940
Chubu Electric Power Co., Inc.*(a)	2,830	33,249
Chugai Pharmaceutical Co. Ltd.	984	25,121
Chugoku Bank Ltd. (The)	720	9,599
Chugoku Electric Power Co., Inc. (The)(a)	1,304	18,144
Chuo Mitsui Trust Holdings, Inc.	13,681	61,768
Citizen Holdings Co. Ltd.(a)	1,162	8,731
Coca-Cola West Co. Ltd.	270	4,711
Credit Saison Co. Ltd.	693	13,784
Dai Nippon Printing Co. Ltd.	2,463	23,600
Dai-ichi Life Insurance Co. Ltd. (The)(a)	3,806	55,203
Daicel Corp.(a)	1,284	10,604
Daido Steel Co. Ltd.(a)	1,241	6,192
Daihatsu Motor Co. Ltd.(a)	845	14,906

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Daiichi Sankyo Co. Ltd.	2,960	49,842
Daikin Industries Ltd.(a)	1,032	57,711
Dainippon Sumitomo Pharma Co. Ltd.	700	11,122
Daito Trust Construction Co. Ltd.(a)	319	29,474
Daiwa House Industry Co. Ltd.(a)	2,241	37,940
Daiwa Securities Group, Inc.(a)	7,299	63,394
DeNa Co. Ltd.	465	8,398
DENSO Corp.	2,136	102,397
Dentsu, Inc.	795	30,155
Don Quijote Co. Ltd.	239	12,342
East Japan Railway Co.	1,444	106,410
Eisai Co. Ltd.	1,108	43,133
Electric Power Development Co. Ltd.	514	14,516
FamilyMart Co. Ltd.	259	11,380
FANUC Ltd.(a)	829	145,964
Fast Retailing Co. Ltd.(a)	234	84,711
Fuji Electric Holdings Co. Ltd.(a)	2,460	10,963
Fuji Heavy Industries Ltd.(a)	2,580	69,652
FUJIFILM Holdings Corp.	2,036	54,660
Fujitsu Ltd.	8,183	49,471
Fukuoka Financial Group, Inc.(a)	3,400	13,951
Gree, Inc.	466	5,147
GungHo Online Entertainment, Inc.	1,837	10,020
Gunma Bank Ltd. (The)	1,670	9,093
Hachijuni Bank Ltd. (The)(a)	1,832	10,394
Hakuhodo DY Holdings, Inc.(a)	997	6,941
Hamamatsu Photonics K.K.(a)	315	14,263
Hankyu Hanshin Holdings, Inc.	5,026	27,366
Hino Motors Ltd.(a)	1,137	16,832
Hirose Electric Co. Ltd.	134	18,409
Hiroshima Bank Ltd. (The)(a)	2,199	9,222
Hisamitsu Pharmaceutical Co., Inc.(a)	272	12,267
Hitachi Chemical Co. Ltd.(a)	459	6,238
Hitachi Construction Machinery Co. Ltd.(a)	473	9,097
Hitachi High-Technologies Corp.(a)	273	6,347
Hitachi Ltd.(a)	20,845	153,555
Hitachi Metals Ltd.	725	10,319
Hokkaido Electric Power Co., Inc.*	806	6,809
Hokuhoku Financial Group, Inc.	5,195	9,966
Hokuriku Electric Power Co.(a)	741	9,637
Honda Motor Co. Ltd.(a)	7,002	246,197
Hoya Corp.(a)	1,911	59,748
Hulic Co. Ltd.(a)	1,176	16,066
Ibiden Co. Ltd.(a)	498	9,790
Idemitsu Kosan Co. Ltd.(a)	387	7,970

	Shares	Value($)

Japan—continued
IHI Corp.(a)	5,799	24,345
Iida Group Holdings Co. Ltd.(a)	541	7,520
Inpex Corp.	3,772	48,934
Isetan Mitsukoshi Holdings Ltd.(a)	1,562	19,429
Isuzu Motors Ltd.(a)	5,217	30,195
ITOCHU Corp.(a)	6,614	77,153
Itochu Techno-Solutions Corp.	111	4,683
Iyo Bank Ltd. (The)	1,140	10,890
J. Front Retailing Co. Ltd.(a)	2,120	14,699
Japan Airlines Co. Ltd.	264	12,993
Japan Exchange Group, Inc.(a)	1,088	26,488
Japan Petroleum Exploration Co.(a)	127	4,219
Japan Prime Realty Investment Corp. REIT	4	12,944
Japan Real Estate Investment Corp. REIT	6	30,112
Japan Retail Fund Investment Corp. REIT	11	21,656
Japan Steel Works Ltd. (The)(a)	1,387	6,211
Japan Tobacco, Inc.	4,753	149,200
JFE Holdings, Inc.	2,160	40,662
JGC Corp.	911	31,686
Joyo Bank Ltd. (The)(a)	2,986	14,866
JS Group Corp.(a)	1,170	32,209
JSR Corp.(a)	785	14,526
JTEKT Corp.(a)	903	13,392
JX Holdings, Inc.(a)	9,863	47,417
Kajima Corp.(a)	3,716	13,008
Kakaku.com, Inc.(a)	527	8,554
Kamigumi Co. Ltd.(a)	1,025	10,008
Kaneka Corp.	1,231	7,466
Kansai Electric Power Co., Inc. (The)*	3,093	31,735
Kansai Paint Co. Ltd.	1,019	14,562
Kao Corp.	2,229	78,975
Kawasaki Heavy Industries Ltd.(a)	6,242	22,950
KDDI Corp.(a)	2,319	134,950
Keikyu Corp.	2,060	17,364
Keio Corp.	2,541	17,701
Keisei Electric Railway Co. Ltd.	1,213	10,518
Keyence Corp.(a)	202	83,102
Kikkoman Corp.	694	13,091
Kinden Corp.	585	5,662
Kintetsu Corp.	7,140	25,388
Kirin Holdings Co. Ltd.(a)	3,815	53,032
Kobe Steel Ltd.(a)	10,946	14,601
Koito Manufacturing Co. Ltd.	426	7,210
Komatsu Ltd.	4,103	84,990
Konami Corp.(a)	443	10,258
Konica Minolta Holdings, Inc.	2,103	19,621
Kubota Corp.(a)	4,472	59,743

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Kuraray Co. Ltd.(a)	1,515	17,300
Kurita Water Industries Ltd.	496	10,760
Kyocera Corp.(a)	1,359	61,179
Kyowa Hakko Kirin Co. Ltd.	1,013	10,796
Kyushu Electric Power Co., Inc.	1,875	22,925
Lawson, Inc.	289	20,440
M3, Inc.	600	9,847
Mabuchi Motor Co. Ltd.	110	7,204
Makita Corp.(a)	494	27,276
Marubeni Corp.(a)	7,252	48,615
Marui Group Co. Ltd.(a)	981	8,468
Maruichi Steel Tube Ltd.(a)	207	5,345
Mazda Motor Corp.(a)	11,855	52,498
McDonald’s Holdings Co. (Japan) Ltd.	293	7,883
Medipal Holdings Corp.	592	9,051
Meiji Holdings Co. Ltd.	270	17,030
Miraca Holdings, Inc.	246	10,773
Mitsubishi Chemical Holdings Corp.	5,954	24,747
Mitsubishi Corp.(a)	6,174	114,492
Mitsubishi Electric Corp.(a)	8,488	95,304
Mitsubishi Estate Co. Ltd.(a)	5,497	130,817
Mitsubishi Gas Chemical Co., Inc.(a)	1,700	9,569
Mitsubishi Heavy Industries Ltd.(a)	13,335	77,620
Mitsubishi Logistics Corp.	542	7,541
Mitsubishi Materials Corp.(a)	4,909	14,029
Mitsubishi Motors Corp.	1,830	19,148
Mitsubishi Tanabe Pharma Corp.(a)	988	13,795
Mitsubishi UFJ Financial Group, Inc.(a)	55,006	301,745
Mitsubishi UFJ Lease & Finance Co. Ltd.(a)	2,559	12,513
Mitsui & Co. Ltd.(a)	7,633	107,722
Mitsui Chemicals, Inc.	3,592	8,805
Mitsui Fudosan Co. Ltd.(a)	3,679	111,999
Mitsui O.S.K. Lines Ltd.(a)	4,769	18,553
Mizuho Financial Group, Inc.(a)	99,328	195,979
MS&AD Insurance Group Holdings, Inc.(a)	2,226	50,901
Murata Manufacturing Co. Ltd.(a)	892	83,945
Nabtesco Corp.(a)	480	11,086
Namco Bandai Holdings, Inc.	781	18,486
NEC Corp.	10,274	31,554
Nexon Co. Ltd.(a)	479	4,029
NGK Insulators Ltd.	1,187	24,726
NGK Spark Plug Co. Ltd.(a)	787	17,650
NHK Spring Co. Ltd.(a)	697	6,449
Nidec Corp.(a)	896	54,403

	Shares	Value($)

Japan—continued
Nikon Corp.(a)	1,499	24,097
Nintendo Co. Ltd.	468	55,590
Nippon Building Fund, Inc. REIT	6	31,333
Nippon Electric Glass Co. Ltd.	1,640	8,437
Nippon Express Co. Ltd.	3,501	17,129
Nippon Meat Packers, Inc.(a)	754	11,261
Nippon Paint Co. Ltd.	607	9,198
Nippon Prologis REIT, Inc., REIT	5	10,086
Nippon Steel Corp.(a)	33,386	91,029
Nippon Telegraph & Telephone Corp.	1,626	88,519
Nippon Yusen Kabushiki Kaisha(a)	7,096	20,724
Nishi-Nippon City Bank Ltd. (The)(a)	2,975	6,673
Nissan Motor Co. Ltd.(a)	10,920	97,187
Nisshin Seifun Group, Inc.	907	9,965
Nissin Foods Holdings Co. Ltd.(a)	260	11,713
Nitori Holdings Co. Ltd.(a)	300	12,989
Nitto Denko Corp.(a)	726	34,963
NKSJ Holdings, Inc.(a)	1,461	37,479
NOK Corp.	420	6,857
Nomura Holdings, Inc.(a)	15,948	102,128
Nomura Real Estate Holdings, Inc.(a)	546	10,401
Nomura Research Institute Ltd.(a)	446	14,059
NSK Ltd.(a)	2,059	21,145
NTT Data Corp.	567	22,056
NTT DoCoMo, Inc.(a)	6,479	102,042
NTT Urban Development Corp.(a)	545	5,121
Obayashi Corp.(a)	2,853	16,061
Odakyu Electric Railway Co. Ltd.(a)	2,753	23,816
OJI Paper Co. Ltd.	3,507	15,698
Olympus Corp.*(a)	874	28,150
Omron Corp.(a)	899	37,001
Ono Pharmaceutical Co. Ltd.(a)	363	31,596
Oracle Corp. Japan(a)	169	7,643
Oriental Land Co. Ltd.(a)	222	33,729
ORIX Corp.(a)	4,844	68,035
Osaka Gas Co. Ltd.(a)	8,236	31,159
Otsuka Corp.	71	9,273
Otsuka Holdings Co. Ltd.(a)	1,594	47,589
Panasonic Corp.(a)	9,697	110,626
Park24 Co. Ltd.	431	8,193
Rakuten, Inc.	3,191	42,571
Resona Holdings, Inc.(a)	8,285	39,991
Ricoh Co. Ltd.(a)	2,944	34,110
Rinnai Corp.(a)	145	12,717
Rohm Co. Ltd.	425	18,962
Sankyo Co. Ltd.	237	9,977
Sanrio Co. Ltd.	197	6,642

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Japan—continued
Santen Pharmaceutical Co. Ltd.(a)	327	14,483
SBI Holdings, Inc.(a)	890	10,703
Secom Co. Ltd.	923	53,172
Sega Sammy Holdings, Inc.(a)	820	18,329
Seiko Epson Corp.(a)	546	17,088
Sekisui Chemical Co. Ltd.	1,872	19,461
Sekisui House Ltd.(a)	2,379	29,476
Seven & I Holdings Co. Ltd.(a)	3,311	126,285
Seven Bank Ltd.(a)	2,617	10,250
Sharp Corp.*(a)	4,511	13,698
Shikoku Electric Power Co., Inc.*	785	10,648
Shimadzu Corp.	1,041	9,249
Shimamura Co. Ltd.	99	8,565
Shimano, Inc.	347	34,863
Shimizu Corp.(a)	2,598	13,436
Shin-Etsu Chemical Co. Ltd.	1,805	103,143
Shinsei Bank Ltd.(a)	7,248	14,221
Shionogi & Co. Ltd.(a)	1,312	24,271
Shiseido Co. Ltd.	1,582	27,834
Shizuoka Bank Ltd. (The)	2,484	24,235
Showa Denko Kabushiki Kaisha	6,576	9,302
Showa Shell Sekiyu Kabushiki Kaisha	829	7,405
SMC Corp.(a)	217	57,098
Softbank Corp.(a)	4,169	314,424
Sojitz Corp.(a)	5,498	9,356
Sony Corp.(a)	4,445	84,736
Sony Financial Holdings, Inc.	764	12,509
Stanley Electric Co. Ltd.(a)	630	13,951
Sumco Corp.(a)	512	3,968
Sumitomo Chemical Co. Ltd.(a)	6,544	24,102
Sumitomo Corp.(a)	4,944	62,833
Sumitomo Electric Industries Ltd.	3,314	49,317
Sumitomo Heavy Industries Ltd.(a)	2,430	9,913
Sumitomo Metal Mining Co. Ltd.(a)	2,300	28,827
Sumitomo Mitsui Financial Group, Inc.(a)	5,484	233,764
Sumitomo Realty & Development Co. Ltd.(a)	1,570	61,354
Sumitomo Rubber Industries Ltd.(a)	752	9,605
Suntory Beverage & Food Ltd.	262	9,024
Suruga Bank Ltd.(a)	794	13,955
Suzuken Co. Ltd.	312	12,076
Suzuki Motor Corp.(a)	1,603	41,759
Sysmex Corp.(a)	636	20,406
T&D Holdings, Inc.(a)	2,545	30,205
Taiheiyo Cement Corp.	5,164	18,612
Taisei Corp.(a)	4,258	18,981
Taisho Pharmaceutical Holdings Co. Ltd.(a)	139	11,240

	Shares	Value($)

Japan—continued
Taiyo Nippon Sanso Corp.(a)	1,064	8,351
Takashimaya Co. Ltd.(a)	1,164	10,903
Takeda Pharmaceutical Co. Ltd.	3,401	161,195
TDK Corp.(a)	542	22,592
Teijin Ltd.(a)	4,109	10,173
Terumo Corp.	1,336	29,163
THK Co. Ltd.(a)	501	11,221
Tobu Railway Co. Ltd.	4,488	21,698
Toho Co. Ltd.(a)	499	10,050
Toho Gas Co. Ltd.	1,799	9,795
Tohoku Electric Power Co., Inc.(a)	1,989	20,459
Tokio Marine Holdings, Inc.(a)	3,043	91,230
Tokyo Electric Power Co., Inc. (The)*(a)	6,354	25,693
Tokyo Electron Ltd.	755	46,266
Tokyo Gas Co. Ltd.(a)	10,756	54,537
Tokyo Tatemono Co. Ltd.(a)	1,809	15,479
Tokyu Corp.(a)	4,995	30,697
Tokyu Fudosan Holdings Corp.(a)	1,813	13,494
TonenGeneral Sekiyu KK(a)	1,242	10,948
Toppan Printing Co. Ltd.	2,459	17,606
Toray Industries, Inc.(a)	6,449	42,565
Toshiba Corp.(a)	17,680	74,729
TOTO Ltd.(a)	1,307	18,090
Toyo Seikan Kaisha Ltd.(a)	720	11,672
Toyo Suisan Kaisha Ltd.	391	13,050
Toyoda Gosei Co. Ltd.	288	5,522
Toyota Boshoku Corp.(a)	289	2,926
Toyota Industries Corp.(a)	718	34,431
Toyota Motor Corp.(a)	11,900	669,717
Toyota Tsusho Corp.(a)	935	23,696
Trend Micro, Inc.	463	14,332
Tsumura & Co.(a)	266	6,407
Ube Industries Ltd.(a)	4,434	8,144
Uni-Charm Corp.(a)	502	26,877
United Urban Investment Corp., REIT	11	16,157
USS Co. Ltd.(a)	970	13,595
West Japan Railway Co.(a)	742	30,248
Yahoo Japan Corp.	6,434	31,542
Yakult Honsha Co. Ltd.	386	19,372
Yamada Denki Co. Ltd.	4,042	13,471
Yamaguchi Financial Group, Inc.(a)	930	8,361
Yamaha Corp.	694	8,936
Yamaha Motor Co. Ltd.(a)	1,231	19,577
Yamato Holdings Co. Ltd.	1,621	34,928
Yamato Kogyo Co. Ltd.(a)	184	5,756
Yamazaki Baking Co. Ltd.(a)	486	5,747
Yaskawa Electric Corp.(a)	944	13,021
Yokogawa Electric Corp.(a)	945	15,235
Yokohama Rubber Co. Ltd. (The)(a)	904	8,481

		11,266,859

See Notes to Financial Statements.

38

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Jersey 0.1%
Petrofac Ltd.(a)	455	10,941
Randgold Resources Ltd.	148	11,108
Shire PLC(a)	1,020	50,191

		72,240

Luxembourg 0.6%
ArcelorMittal(a)	4,308	69,791
Millicom International Cellular SA	163	16,609
RTL Group SA*	235	26,758
SES	1,311	48,954
Tenaris SA(a)	7,081	156,697

		318,809

Macau 0.0%(d)
MGM China Holdings Ltd.	1,258	4,436

Mauritius 0.0%(d)
Golden Agri-Resources Ltd.(a)	18,732	8,577

Netherlands 3.6%
Aegon NV(a)	8,412	77,380
Akzo Nobel NV(a)	1,130	92,586
ASML Holding NV	1,697	157,175
CNH Industrial NV*(a)	14,144	162,974
Corio NV REIT(a)	320	14,635
Delta Lloyd NV(a)	873	24,229
Fugro NV	335	20,600
Gemalto NV(a)	377	43,994
Heineken Holding NV	479	30,926
Heineken NV(a)	1,094	76,234
ING Groep NV*(a)	18,152	257,987
Koninklijke Ahold NV	4,410	88,589
Koninklijke Boskalis Westminster NV(a)	361	19,904
Koninklijke DSM NV	732	50,235
Koninklijke KPN NV*(a)	15,265	54,017
Koninklijke Philips Electronics NV(a)	4,537	159,610
Koninklijke Vopak NV	335	18,705
OCI NV*	457	20,736
QIAGEN NV*	1,472	30,844
Randstad Holding NV(a)	573	33,626
Reed Elsevier NV(a)	3,270	70,762
TNT Express NV(a)	1,689	16,636
Unilever NV	7,752	318,624
Wolters Kluwer NV(a)	1,432	40,446
Ziggo NV	807	35,854

		1,917,308

New Zealand 0.7%
Auckland International Airport Ltd.*	23,576	77,954
Contact Energy Ltd.	8,204	37,877
Fletcher Building Ltd.(a)	14,553	120,440

	Shares	Value($)

New Zealand—continued
Ryman Healthcare Ltd.(a)	7,950	60,563
Telecom Corp. of New Zealand Ltd.	39,757	84,188

		381,022

Norway 1.8%
Aker Solutions ASA	1,508	23,485
DnB NOR ASA(a)	8,964	155,996
Gjensidige Forsikring ASA	1,836	37,347
Norsk Hydro ASA(a)	8,540	42,651
Orkla ASA	7,009	59,757
Seadrill Ltd.	3,445	121,626
StatoilHydro ASA	10,141	286,220
Telenor ASA	6,513	144,339
Yara International ASA	1,765	77,995

		949,416

Portugal 0.9%
Banco Espirito Santo SA*(a)(c)	33,923	63,705
EDP-Energias de Portugal SA(a)	38,495	179,005
Galp Energia SGPS SA(a)	5,144	88,937
Jeronimo Martins SGPS SA(a)	4,724	79,349
Portugal Telecom SGPS SA(a)	12,252	52,182

		463,178

Singapore 0.9%
Ascendas REIT	5,185	9,316
CapitaCommercial Trust, REIT(a)	5,063	5,985
CapitaLand Ltd.(a)	6,515	14,996
CapitaMall Trust REIT	6,152	9,243
CapitaMalls Asia Ltd.	3,464	4,929
City Developments Ltd.(a)	1,041	8,376
ComfortDelGro Corp. Ltd.(a)	5,116	8,082
DBS Group Holdings Ltd.(a)	4,349	55,991
Genting Singapore PLC(a)	15,526	16,512
Global Logistic Properties Ltd.	7,861	16,561
Jardine Cycle & Carriage Ltd.(a)	272	9,833
Keppel Corp. Ltd.	3,668	31,755
Keppel Land Ltd.(a)	1,769	4,738
Keppel REIT	305	276
Olam International Ltd.(a)	3,726	6,589
Oversea-Chinese Banking Corp. Ltd.(a)	6,561	50,953
SembCorp Industries Ltd.(a)	2,501	10,930
SembCorp Marine Ltd.	2,126	6,845
Singapore Airlines Ltd.(a)	1,373	11,449
Singapore Exchange Ltd.	2,181	12,033
Singapore Press Holdings Ltd.	4,061	13,559
Singapore Technologies Engineering Ltd.(a)	3,927	11,943
Singapore Telecommunications Ltd.(a)	20,264	58,922
StarHub Ltd.(a)	1,530	5,114

See Notes to Financial Statements.

39

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Singapore—continued
United Overseas Bank Ltd.(a)	3,235	55,801
UOL Group Ltd.	1,176	5,853
Wilmar International Ltd.(a)	4,878	13,431
Yangzijiang Shipbuilding Holdings Ltd.(a)	4,877	4,195

		464,210

Spain 6.3%
Abertis Infraestructuras SA(a)	2,704	61,806
Acciona SA(a)	191	16,564
Actividades de Construccion y Servicios SA(a)	1,045	41,107
Amadeus IT Holding SA, Cl A(a)	2,806	116,679
Banco Bilbao Vizcaya Argentaria SA(a)	42,017	505,539
Banco de Sabadell SA(a)	19,811	61,273
Banco Popular Espanol SA(a)	11,946	90,406
Banco Santander SA(a)	83,459	796,970
Bankia SA*(a)	29,715	62,833
Criteria Caixacorp SA(a)	12,250	78,911
Distribuidora Internacional de Alimentacion SA(a)	4,509	41,269
Enagas(a)	1,410	42,913
Ferrovial SA(a)	2,975	64,608
Gas Natural SDG SA(a)	2,583	72,726
Grifols SA(a)	1,100	60,391
Iberdrola SA(a)	34,726	243,095
Inditex SA(a)	1,610	241,991
Mapfre SA(a)	7,849	33,140
Red Electrica Corporacion SA(a)	800	65,089
Repsol YPF SA(a)	6,146	157,051
Telefonica SA(a)	29,724	470,658
Zardoya Otis SA(a)	1,138	19,416

		3,344,435

Sweden 2.1%
Alfa Laval AB(a)	810	21,988
Assa Abloy AB, Cl B(a)	862	46,040
Atlas Copco AB, Cl A(a)	1,730	50,066
Atlas Copco AB, Cl B(a)	1,007	27,613
Boliden AB	705	10,718
Electrolux AB, Cl B	620	13,526
Elekta AB, B SHS	951	12,673
Getinge AB(a)	517	14,572
Hennes & Mauritz AB, Cl B	2,446	104,305
Hexagon AB, Cl B(a)	611	20,803
Husqvarna AB, Cl B	1,040	7,263
Industrivarden AB, Cl C(a)	305	5,917
Investor AB, Cl B(a)	1,174	42,534
Kinnevik Investment AB, Cl B	531	19,608
Lundin Petroleum AB*	575	11,825
Nordea Bank AB(a)	6,777	96,249
Ratos AB, B Shares(a)	495	4,593

	Shares	Value($)

Sweden—continued
Sandvik AB(a)	2,745	38,893
Scania AB, Cl B	825	24,244
Securitas AB, Cl B(a)	807	9,368
Skandinaviska Enskilda Banken AB, Cl A	3,911	53,689
Skanska AB, Cl B(a)	980	23,112
SKF AB, Cl B(a)	1,010	25,889
Svenska Cellulosa AB, Cl B	1,502	44,208
Svenska Handelsbanken AB, Cl A(a)	1,281	64,381
Swedbank AB, Cl A	2,333	62,612
Swedish Match AB	531	17,352
Tele2 AB, B SHS	821	10,186
Telefonaktiebolaget LM Ericsson, Cl B	7,835	104,349
TeliaSonera AB(a)	6,130	46,269
Volvo AB, Cl B	3,872	61,499

		1,096,344

Switzerland 2.8%
ABB Ltd.*(a)	2,410	62,399
Actelion Ltd.*(a)	119	11,284
Adecco SA*(a)	146	12,177
Aryzta AG*	96	8,481
Baloise Holding AG	54	6,792
Banque Cantonale Vaudoise	4	2,332
Barry Callebaut AG*	2	2,697
Cie Financiere Richemont SA(a)	574	54,962
Coca-Cola HBC AG	354	8,817
Credit Suisse Group AG*(a)	1,643	53,203
EMS-Chemie Holding AG(a)	11	4,169
Geberit AG(a)	45	14,755
Givaudan SA*(a)	11	17,032
Glencore Xstrata PLC(a)	19,003	98,020
Holcim Ltd.*(a)	253	21,009
Julius Baer Group Ltd.*(a)	247	10,979
Kuehne + Nagel International AG(a)	60	8,406
Lindt & Spruengli AG PC	1	4,957
Lonza Group AG*(a)	59	6,036
Nestle SA(a)	3,427	258,221
Novartis AG(a)	2,521	214,122
Pargesa Holding SA	30	2,596
Partners Group Holding AG(a)	21	5,906
Roche Holding AG(a)	771	231,752
Schindler Holding AG PC(a)	55	8,124
Schindler Holding AG RS	25	3,673
SGS SA(a)	8	19,762
Sika AG	3	12,271
Sonova Holding AG*(a)	56	8,193
STMicroelectronics NV	2,748	25,456
Sulzer AG(a)	30	4,128

See Notes to Financial Statements.

40

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

Switzerland—continued
Swatch Group AG (The) BS(a)	36	22,626
Swatch Group AG (The) RS	49	5,681
Swiss Life Holding AG*(a)	37	9,094
Swiss Prime Site AG*(a)	61	5,189
Swiss Re Ltd.*	386	35,782
Swisscom AG	27	16,584
Syngenta AG(a)	103	39,068
Transocean Ltd.(a)	396	16,339
UBS AG*	3,993	82,475
Wolseley PLC(a)	464	26,458
Zurich Insurance Group AG*(a)	164	50,397

		1,512,404

United Kingdom 9.0%
3i Group PLC(a)	1,701	11,296
Aberdeen Asset Management PLC(a)	1,678	10,940
Admiral Group PLC(a)	337	8,031
Aggreko PLC(a)	472	11,834
AMEC PLC	521	9,746
Anglo American PLC(a)	2,438	62,179
Antofagasta PLC	692	9,639
ARM Holdings PLC(a)	2,444	41,212
ASOS PLC*	83	7,175
Associated British Foods PLC	625	28,977
AstraZeneca PLC(a)	2,215	143,517
Aviva PLC(a)	5,154	41,050
Babcock International Group PLC(a)	632	14,207
BAE Systems PLC(a)	5,681	39,466
Barclays PLC(a)	27,117	105,773
BG Group PLC	6,092	113,496
BHP Billiton PLC(a)	3,784	116,803
BP PLC(a)	33,519	268,431
British American Tobacco PLC(a)	3,376	187,955
British Land Co. PLC (The) REIT(a)	1,640	17,901
British Sky Broadcasting Group PLC(a)	1,841	28,059
BT Group PLC(a)	13,785	87,734
Bunzl PLC(a)	583	15,540
Burberry Group PLC(a)	775	18,063
Capita Group PLC(a)	1,148	21,012
Capital Shopping Centres Group PLC REIT(a)	1,170	5,509
Carnival PLC(a)	322	12,287
Centrica PLC(a)	9,090	50,057
Cobham PLC(a)	1,887	9,421
Compass Group PLC(a)	3,202	48,940
Croda International PLC(a)	238	10,134
Diageo PLC	4,418	137,071
Direct Line Insurance Group PLC	1,444	5,717
easyJet PLC(a)	279	7,986

	Shares	Value($)

United Kingdom—continued
Fresnillo PLC	315	4,430
G4S PLC(a)	2,469	9,958
GKN PLC	2,855	18,577
GlaxoSmithKline PLC(a)	8,668	230,912
Hammerson PLC REIT(a)	1,248	11,539
Hargreaves Lansdown PLC	375	9,115
HSBC Holdings PLC	33,481	339,093
ICAP PLC(a)	962	6,065
IMI PLC(a)	492	11,971
Imperial Tobacco Group PLC(a)	1,716	69,395
Inmarsat PLC	785	9,508
InterContinental Hotels Group PLC(a)	471	15,160
International Consolidated Airlines Group SA*(a)	6,839	47,726
Intertek Group PLC(a)	283	14,524
Investec PLC(a)	1,007	8,151
ITV PLC(a)	6,501	20,792
J Sainsbury PLC	2,148	11,320
Johnson Matthey PLC(a)	360	19,647
Kingfisher PLC(a)	4,150	29,215
Land Securities Group PLC REIT(a)	1,369	23,330
Legal & General Group PLC(a)	10,343	35,347
Lloyds Banking Group PLC*(a)	88,172	110,669
London Stock Exchange Group PLC(a)	310	10,193
Marks & Spencer Group PLC	2,824	21,257
Meggitt PLC(a)	1,373	11,007
Melrose Industries PLC(a)	1,875	9,292
National Grid PLC(a)	6,581	90,385
Next PLC(a)	284	31,310
Old Mutual PLC(a)	8,559	28,739
Pearson PLC	1,431	25,360
Persimmon PLC*	531	11,916
Prudential PLC(a)	4,473	94,757
Reckitt Benckiser Group PLC	1,131	92,147
Reed Elsevier PLC(a)	2,089	31,946
Rexam PLC(a)	1,384	11,247
Rio Tinto PLC(a)	2,245	125,203
Rolls-Royce Holdings PLC*	3,290	58,908
Royal Bank of Scotland Group PLC*(a)	3,722	19,335
Royal Dutch Shell PLC, Cl A	6,897	251,928
Royal Dutch Shell PLC, Cl B	4,573	178,437
Royal Mail PLC*(a)	972	9,132
RSA Insurance Group PLC	6,294	9,396
SABMiller PLC	1,678	83,784
Sage Group PLC (The)	1,976	13,773
Schroders PLC(a)	180	7,808
Scottish & Southern Energy PLC(a)	1,678	41,145
Segro PLC(a)	1,300	7,204

See Notes to Financial Statements.

41

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — continued

	Shares	Value($)

United Kingdom—continued
Serco Group PLC	873	6,127
Severn Trent PLC	418	12,704
Smith & Nephew PLC	1,585	24,020
Smiths Group PLC(a)	690	14,649
Standard Chartered PLC	4,221	88,209
Standard Life PLC(a)	4,125	25,995
Subsea 7 SA	2,421	45,001
Tate & Lyle PLC	817	9,092
Tesco PLC	14,087	69,375
Travis Perkins PLC(a)	430	13,555
TUI Travel PLC	783	5,718
Tullow Oil PLC(a)	1,590	19,863
Unilever PLC	2,246	95,895
United Utilities Group PLC(a)	1,194	15,703
Vedanta Resources PLC(a)	164	2,473
Vodafone Group PLC(a)	46,678	171,846
Weir Group PLC (The)(a)	373	15,795
Whitbread PLC	315	21,857
William Hill PLC	1,510	8,584
WM Morrison Supermarkets PLC	3,862	13,714
WPP PLC(a)	2,386	49,361

		4,768,747

Total Common Stocks (Cost $27,618,449)		52,081,431

Preferred Stocks 1.0%
Germany 1.0%
Bayerische Motoren Werke AG, 4.08%(a)	334	31,570
Fuchs Petrolub AG, (Preference Shares)	223	22,371
Henkel AG & Co. KGaA, 1.13%	1,109	119,353
Porsche AG, 2.67%	952	97,748
RWE AG, 8.62%(a)	244	7,960
Volkswagen AG, 1.78%	899	232,963

Total Preferred Stocks (Cost $108,087)		511,965

Rights 0.0%(d)
Austria 0.0%(a)(b)(d)(e)
IMMOEAST AG*	175,419	—

Hong Kong 0.0%(d)
New World Development Co. Ltd.*	1,657	342

Spain 0.0%(d)
BBVA*	42,017	9,840

United Kingdom 0.0%(d)
Intu Properties PLC*	334	512
RSA Insurance Group PLC*	2,360	1,318

		1,830

Total Rights (Cost $9,725)		12,012

	Shares	Value($)

Exchange Traded Funds 1.2%
iShares MSCI Australia Index Fund(c)	768	19,868
iShares MSCI Austria Investable Market Index Fund	622	12,434
iShares MSCI Belgium Investable Market Index Fund	114	1,979
iShares MSCI Denmark Capped ETF(c)	226	11,361
iShares MSCI EAFE Fund	660	44,332
iShares MSCI EMU Index Fund	3,763	159,062
iShares MSCI France ETF	18	526
iShares MSCI Germany Index Fund(c)	2,403	75,334
iShares MSCI Ireland Capped ETF	181	7,112
iShares MSCI Italy Index Fund	7,334	129,885
iShares MSCI Japan Index Fund(c)	8,267	93,665
iShares MSCI Netherlands Investable Market Index Fund	28	731
iShares MSCI New Zealand Capped ETF	25	1,074
iShares MSCI Norway Capped ETF	1	31
iShares MSCI Singapore Index Fund	107	1,397
iShares MSCI Spain Index Fund	2,511	102,449
iShares MSCI Sweden Index Fund	60	2,196
iShares MSCI United Kingdom Index Fund	123	2,533

Total Exchange Traded Funds (Cost $604,120)		665,969

Trust 0.0%(d)
Singapore 0.0%(d)
Hutchison Port Holdings Trust(a)	13,284	8,647

Total Trust (Cost $9,973)		8,647

Short-Term Investment 0.9%
RidgeWorth Funds Securities Lending Joint Account(f)	472,435	472,435

Total Short-Term Investment (Cost $472,435)		472,435

Total Investments (Cost $28,822,789) — 100.9%		53,752,459
Liabilities in Excess of Other Assets — (0.9)%		(480,209)

Net Assets — 100.0%		$53,272,250

*	Non-income producing security.

(a)	Valued at fair value using procedures approved by the Board (See Notes 2(a)).

(b)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

See Notes to Financial Statements.

42

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

International Equity Index Fund — concluded

(c)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $455,573.

(d)	Less than 0.05% of Net Assets.

(e)	Escrowed rights that are not tradable.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(h)).

Investment Abbreviations

BS	—	Bearer Shares
MSCI	—	Morgan Stanley Capital International
PC	—	Participation Certificate
REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks 99.5%
Consumer Discretionary 21.4%
Amazon.com, Inc.*	19,490	6,558,775
BorgWarner, Inc.	74,349	4,570,233
Chipotle Mexican Grill, Inc.*	5,321	3,022,594
DR Horton, Inc.	168,227	3,642,115
Home Depot, Inc. (The)	32,661	2,584,465
Johnson Controls, Inc.	60,626	2,868,822
Las Vegas Sands Corp.	57,181	4,619,081
Michael Kors Holdings Ltd.*	35,812	3,340,185
Netflix, Inc.*	7,098	2,498,709
Priceline.com, Inc.*	5,600	6,674,584
Scripps Networks Interactive, Cl A	40,762	3,094,244
Starbucks Corp.	82,976	6,088,779
Under Armour, Inc., Cl A*	35,077	4,021,227
VF Corp.	67,968	4,205,860
Viacom, Inc., Cl B	43,000	3,654,570

		61,444,243

Consumer Staples 6.1%
Colgate-Palmolive Co.	75,159	4,875,564
Costco Wholesale Corp.	47,742	5,331,827
Estee Lauder Cos., Inc. (The), Cl A	57,730	3,860,982
WhiteWave Foods Co. (The), Cl A*	122,533	3,497,092

		17,565,465

Energy 5.1%
EOG Resources, Inc.	24,181	4,743,587
Phillips 66	28,861	2,224,028
Schlumberger Ltd.	77,136	7,520,760

		14,488,375

Financials 6.0%
Discover Financial Services	55,284	3,216,976
Genworth Financial, Inc., Cl A*	262,315	4,650,845
Morgan Stanley	124,798	3,889,953
Santander Consumer USA Holdings, Inc.*	87,124	2,097,946
T. Rowe Price Group, Inc.	42,368	3,489,005

		17,344,725

Health Care 15.5%
Alexion Pharmaceuticals, Inc.*	50,773	7,724,096
Biogen Idec, Inc.*	28,017	8,569,560
Cerner Corp.*(a)	61,706	3,470,962
Express Scripts Holding Co.*	78,618	5,903,426
Gilead Sciences, Inc.*	133,510	9,460,519
HCA Holdings, Inc.*	32,722	1,717,905
Mylan, Inc.*	123,510	6,030,993
Pharmacyclics, Inc.*	16,241	1,627,673

		44,505,134

	Shares	Value($)

Industrials 13.7%
BE Aerospace, Inc.*	16,765	1,455,034
Cummins, Inc.	27,153	4,045,526
Delta Air Lines, Inc.	102,188	3,540,814
Eaton Corp. PLC	25,502	1,915,710
Fluor Corp.	39,738	3,088,835
Fortune Brands Home & Security, Inc.	95,146	4,003,744
HD Supply Holdings, Inc.*	80,695	2,110,174
Honeywell International, Inc.	60,788	5,638,695
IHS, Inc., CL A*	14,094	1,712,421
J.B. Hunt Transport Services, Inc.	41,059	2,952,963
Precision Castparts Corp.	17,706	4,475,369
Union Pacific Corp.	22,824	4,283,152

		39,222,437

Information Technology 29.4%
3D Systems Corp.*(a)	18,909	1,118,467
Analog Devices, Inc.	70,065	3,723,254
Apple, Inc.	29,432	15,797,332
ARM Holdings PLC SP ADR	66,998	3,414,888
ASML Holding NV NYS	17,281	1,613,354
Baidu, Inc. SP ADR*	8,577	1,306,963
Cognizant Technology Solutions Corp., Cl A*	71,594	3,623,372
Facebook, Inc., Cl A*	119,022	7,169,885
Google, Inc., Cl A*	14,616	16,289,678
LinkedIn Corp., Cl A*	11,071	2,047,471
QUALCOMM, Inc.	97,708	7,705,253
Salesforce.com, Inc.*	77,893	4,446,912
Splunk, Inc.*	36,835	2,633,334
Twitter, Inc.*(a)	1,565	73,039
Visa, Inc., Cl A	32,421	6,998,397
Workday, Inc., Cl A*	29,082	2,658,967
Xilinx, Inc.	70,739	3,839,006

		84,459,572

Materials 2.3%
Monsanto Co.	39,409	4,483,562
Vulcan Materials Co.	29,767	1,978,017

		6,461,579

Total Common Stocks (Cost $169,083,242)		285,491,530

Short-Term Investment 0.6%
RidgeWorth Funds Securities Lending Joint Account(b)	1,715,475	1,715,475

Total Short-Term Investment (Cost $1,715,475)		1,715,475

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Large Cap Growth Stock Fund — concluded

	Shares	Value($)

Money Market Fund 0.6%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(c)	1,654,076	1,654,076

Total Money Market Fund (Cost $1,654,076)		1,654,076

Total Investments (Cost $172,452,793) — 100.7%		288,861,081
Liabilities in Excess of Other Assets — (0.7)%		(2,029,985)

Net Assets — 100.0%		$286,831,096

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $1,676,735.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

NYS	—	New York Registered Shares
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks 98.2%
Consumer Discretionary 7.4%
Comcast Corp., Cl A	638,660	31,945,773
DR Horton, Inc.	434,396	9,404,673
Johnson Controls, Inc.	693,450	32,814,054
Pearson PLC SP ADR(a)	1,292,779	23,024,394
Walt Disney Co. (The)	405,220	32,445,966
WPP PLC SP ADR(a)	330,099	34,026,605

		163,661,465

Consumer Staples 6.1%
Coca-Cola Co. (The)	1,037,630	40,114,776
Mondelez International, Inc., Cl A	469,580	16,223,989
Philip Morris International, Inc.	405,502	33,198,449
Procter & Gamble Co. (The)	545,880	43,997,928

		133,535,142

Energy 11.9%
Chevron Corp.	517,920	61,585,867
ConocoPhillips	483,120	33,987,492
Exxon Mobil Corp.	705,149	68,878,954
Occidental Petroleum Corp.	347,817	33,143,482
Phillips 66	299,610	23,087,947
Schlumberger Ltd.	417,270	40,683,825

		261,367,567

Financials 24.9%
American Tower Corp., REIT	405,490	33,197,466
Ameriprise Financial, Inc.	194,640	21,424,025
Aon PLC	257,730	21,721,484
BlackRock, Inc.	67,305	21,166,076
Citigroup, Inc.	1,249,440	59,473,344
Crown Castle International Corp., REIT	299,100	22,067,598
Franklin Resources, Inc.	626,150	33,924,807
JPMorgan Chase & Co.	831,700	50,492,507
MetLife, Inc.	725,930	38,329,104
Simon Property Group, Inc., REIT	285,837	46,877,268
T. Rowe Price Group, Inc.	597,720	49,222,242
Travelers Cos., Inc. (The)	452,080	38,472,008
U.S. Bancorp	1,402,920	60,129,151
Wells Fargo & Co.	1,034,460	51,454,041

		547,951,121

Health Care 12.7%
Agilent Technologies, Inc.	391,669	21,902,130
Baxter International, Inc.	512,800	37,731,824
Cigna Corp.	713,330	59,727,121
Johnson & Johnson	445,090	43,721,191
Merck & Co., Inc.	1,079,190	61,265,616
Pfizer, Inc.	1,699,790	54,597,255

		278,945,137

	Shares	Value($)

Industrials 16.6%
Caterpillar, Inc.	165,670	16,462,628
Cummins, Inc.	146,500	21,827,035
Delta Air Lines, Inc.	365,240	12,655,566
FedEx Corp.	75,980	10,071,909
Flowserve Corp.	397,675	31,153,859
Fluor Corp.	265,340	20,624,878
General Dynamics Corp.	193,790	21,107,607
General Electric Co.	1,722,690	44,600,444
Honeywell International, Inc.	298,800	27,716,688
Illinois Tool Works, Inc.	270,110	21,968,046
Pentair Ltd.	271,420	21,534,463
Republic Services, Inc.	483,159	16,504,711
Rockwell Automation, Inc.	90,250	11,240,638
Rockwell Collins, Inc.	260,800	20,777,936
Union Pacific Corp.	59,640	11,192,042
United Parcel Service, Inc., Cl B	223,954	21,808,641
United Technologies Corp.	289,180	33,787,791

		365,034,882

Information Technology 11.7%
Cisco Systems, Inc.	2,704,030	60,597,312
EMC Corp.	1,372,910	37,631,463
Intel Corp.	1,321,950	34,119,530
Maxim Integrated Products, Inc.	501,910	16,623,259
Microsoft Corp.	946,427	38,794,043
NetApp, Inc.	451,660	16,666,254
Oracle Corp.	462,440	18,918,420
Texas Instruments, Inc.	697,250	32,875,338

		256,225,619

Materials 1.2%
Airgas, Inc.	123,970	13,204,045
Ashland, Inc.	139,206	13,848,213

		27,052,258

Telecommunication Services 2.0%
Verizon Communications, Inc.	948,130	45,102,544

Utilities 3.7%
Duke Energy Corp.	599,728	42,712,628
NextEra Energy, Inc.	404,780	38,705,064

		81,417,692

Total Common Stocks (Cost $1,661,084,900)		2,160,293,427

Short-Term Investment 0.1%
RidgeWorth Funds Securities Lending Joint Account(b)	3,281,000	3,281,000

Total Short-Term Investment (Cost $3,281,000)		3,281,000

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Large Cap Value Equity Fund — concluded

	Shares	Value($)

Money Market Fund 1.1%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(c)	23,139,551	23,139,551

Total Money Market Fund (Cost $23,139,551)		23,139,551

Total Investments (Cost $1,687,505,451) —99.4%		2,186,713,978
Other Assets in Excess of Liabilities — 0.6%		12,450,724

Net Assets — 100.0%		$2,199,164,702

(a)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $3,291,545.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Mid-Cap Value Equity Fund

	Shares	Value($)

Common Stocks 96.9%
Consumer Discretionary 9.6%
CST Brands, Inc.	1,300,000	40,612,000
Kohl’s Corp.	760,000	43,168,000
M.D.C. Holdings, Inc.	2,062,300	58,321,844
Pearson PLC SP ADR	2,370,000	42,209,700
PVH Corp.	390,000	48,660,300
Ralph Lauren Corp.	275,000	44,255,750
Regal Entertainment Group, Cl A(a)	2,470,000	46,139,600
WPP PLC SP ADR	450,000	46,386,000

		369,753,194

Consumer Staples 1.9%
Bunge Ltd.	465,000	36,972,150
Coty, Inc., Cl A	2,550,000	38,199,000

		75,171,150

Energy 9.5%
Baker Hughes, Inc.	950,000	61,769,000
HollyFrontier Corp.	900,000	42,822,000
Noble Energy, Inc.	1,000,000	71,040,000
Seadrill Ltd.(a)	1,850,000	65,046,000
Tidewater, Inc.	1,625,000	79,007,500
Valero Energy Corp.	840,000	44,604,000

		364,288,500

Financials 28.0%
Allstate Corp. (The)	890,000	50,356,200
American Campus Communities, Inc., REIT	1,550,000	57,892,500
Ameriprise Financial, Inc.	645,000	70,995,150
Aon PLC	490,000	41,297,200
BankUnited, Inc.	925,000	32,162,250
Chubb Corp. (The)	510,000	45,543,000
Comerica, Inc.	1,200,000	62,160,000
Crown Castle International Corp., REIT	550,000	40,579,000
DDR Corp., REIT	2,640,000	43,507,200
Hartford Financial Services Group, Inc. (The)	3,025,000	106,691,750
Health Care REIT, Inc.	950,000	56,620,000
Invesco Ltd.	1,775,000	65,675,000
Lazard Ltd., Cl A	1,500,000	70,635,000
MB Financial, Inc.	800,000	24,768,000
Mid-America Apartment Communities, Inc., REIT	925,000	63,149,750
Prologis, Inc., REIT	1,000,000	40,830,000
Regions Financial Corp.	5,500,000	61,105,000
Reinsurance Group of America, Inc.	225,000	17,916,750
T. Rowe Price Group, Inc.	960,000	79,056,000
Taubman Centers, Inc., REIT	655,000	46,367,450

		1,077,307,200

	Shares	Value($)

Health Care 11.8%
Agilent Technologies, Inc.	1,150,000	64,308,000
Cigna Corp.	1,510,000	126,432,300
Hill-Rom Holdings, Inc.	1,190,000	45,862,600
Omnicare, Inc.	915,000	54,598,050
STERIS Corp.	1,670,000	79,742,500
WellPoint, Inc.	840,000	83,622,000

		454,565,450

Industrials 14.5%
A.O. Smith Corp.	1,265,000	58,215,300
Alaska Air Group, Inc.	375,000	34,991,250
Crane Co.	450,000	32,017,500
CSX Corp.	1,460,000	42,296,200
Cummins, Inc.	294,300	43,847,757
Fluor Corp.	400,000	31,092,000
Ingersoll-Rand PLC	870,000	49,798,800
Manitowoc Co., Inc. (The)	700,000	22,015,000
Parker Hannifin Corp.	375,000	44,891,250
Pentair Ltd.	375,000	29,752,500
Republic Services, Inc.	1,160,000	39,625,600
Rockwell Automation, Inc.	420,000	52,311,000
Timken Co. (The)	695,000	40,852,100
Tyco International Ltd.	915,000	38,796,000

		560,502,257

Information Technology 8.9%
Intersil Corp., Cl A	6,550,000	84,626,000
Juniper Networks, Inc.*	2,270,000	58,475,200
Maxim Integrated Products, Inc.	1,725,000	57,132,000
NetApp, Inc.	2,650,000	97,785,000
Symantec Corp.	2,350,000	46,929,500

		344,947,700

Materials 7.1%
Allegheny Technologies, Inc.	1,365,000	51,433,200
Ashland, Inc.	440,000	43,771,200
Cabot Corp.	640,000	37,798,400
Martin Marietta Materials, Inc.(a)	230,000	29,520,500
MeadWestvaco Corp.	900,000	33,876,000
Rock Tenn Co., Cl A	435,000	45,922,950
Sherwin-Williams Co. (The)	150,000	29,569,500

		271,891,750

Utilities 5.6%
American Water Works Co., Inc.	1,350,000	61,290,000
NRG Energy, Inc.	3,000,000	95,400,000
Pinnacle West Capital Corp.	1,050,000	57,393,000

		214,083,000

Total Common Stocks (Cost $3,195,042,844)		3,732,510,201

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Mid-Cap Value Equity Fund — concluded

	Shares	Value($)

Short-Term Investment 3.0%
RidgeWorth Funds Securities Lending Joint Account(b)	114,504,510	114,504,510

Total Short-Term Investment (Cost $114,504,510)		114,504,510

Money Market Fund 2.7%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(c)	105,645,976	105,645,976

Total Money Market Fund (Cost $105,645,976)		105,645,976

Total Investments (Cost $3,415,193,330) — 102.6%		3,952,660,687
Liabilities in Excess of Other Assets — (2.6)%		(99,234,036)

Net Assets — 100.0%		$3,853,426,651

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $112,038,424.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Select Large Cap Growth Stock Fund

	Shares	Value($)

Common Stocks 99.8%
Consumer Discretionary 22.0%
Amazon.com, Inc.*	1,507	507,136
Johnson Controls, Inc.	8,045	380,689
Las Vegas Sands Corp.	7,457	602,377
Lowe’s Cos., Inc.	9,096	444,794
NIKE, Inc., CL B	5,341	394,486
Polaris Industries, Inc.	3,025	422,623
Priceline.com, Inc.*	644	767,577
Starbucks Corp.	6,434	472,127
VF Corp.	7,066	437,244

		4,429,053

Consumer Staples 3.2%
Estee Lauder Cos., Inc. (The), Cl A	6,229	416,596
Whole Foods Market, Inc.	4,644	235,497

		652,093

Energy 4.9%
EOG Resources, Inc.	2,720	533,582
Halliburton Co.	7,573	445,974

		979,556

Financials 5.0%
American Express Co.	5,742	516,952
Morgan Stanley	15,529	484,039

		1,000,991

Health Care 19.2%
Alexion Pharmaceuticals, Inc.*	4,723	718,510
Biogen Idec, Inc.*	2,526	772,628
Cerner Corp.*	7,903	444,544
Gilead Sciences, Inc.*	11,282	799,443
McKesson Corp.	2,920	515,584
Mylan, Inc.*	12,763	623,217

		3,873,926

Industrials 9.3%
Cummins, Inc.	3,171	472,447
Delta Air Lines, Inc.	11,842	410,326
Fluor Corp.	7,648	594,479
Precision Castparts Corp.	1,541	389,503

		1,866,755

	Shares	Value($)

Information Technology 33.5%
Adobe Systems, Inc.*	6,382	419,553
Analog Devices, Inc.	10,549	560,574
Apple, Inc.	1,903	1,021,416
ARM Holdings PLC SP ADR	6,987	356,127
ASML Holding NV NYS	4,949	462,039
Facebook, Inc., Cl A*	7,332	441,680
Google, Inc., Cl A*	1,082	1,205,900
QUALCOMM, Inc.	4,904	386,729
Salesforce.com, Inc.*	7,439	424,692
Visa, Inc., Cl A	3,894	840,559
Xilinx, Inc.	11,838	642,448

		6,761,717

Materials 2.7%
Monsanto Co.	4,833	549,851

Total Common Stocks (Cost $12,983,785)		20,113,942

Money Market Fund 0.4%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(a)	88,048	88,048

Total Money Market Fund (Cost $88,048)		88,048

Total Investments (Cost $13,071,833) — 100.2%		20,201,990

Liabilities in Excess of Other Assets — (0.2)%		(38,220)

Net Assets — 100.0%		$20,163,770

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

NYS	—	New York Registered Shares
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Small Cap Growth Stock Fund

	Shares	Value($)

Common Stocks 102.4%
Consumer Discretionary 14.9%
American Axle & Manufacturing Holdings, Inc.*	82,339	1,524,918
Asbury Automotive Group, Inc.*	27,004	1,493,591
Beazer Homes USA, Inc.*	59,516	1,195,081
Buffalo Wild Wings, Inc.*	9,710	1,445,819
Capella Education Co.	31,214	1,971,164
Carmike Cinemas, Inc.*	32,839	980,573
Five Below, Inc.*(a)	47,602	2,022,133
G-III Apparel Group Ltd.*	20,587	1,473,617
Gray Television, Inc.*	87,514	907,520
HomeAway, Inc.*	22,618	852,020
ITT Educational Services, Inc.*(a)	23,428	671,915
Krispy Kreme Doughnuts, Inc.*	67,152	1,190,605
LIN Media LLC*	24,397	646,521
Lumber Liquidators Holdings, Inc.*	23,944	2,245,947
Movado Group, Inc.	20,965	954,956
Noodles & Co.*(a)	44,547	1,758,270
Orient-Express Hotels Ltd.*	77,404	1,115,392
Restoration Hardware Holdings, Inc.*	13,813	1,016,499
Ryland Group, Inc. (The)	40,027	1,598,278
Strayer Education, Inc.*(a)	19,768	917,828
Tenneco, Inc.*	36,399	2,113,690

		28,096,337

Consumer Staples 2.8%
Hain Celestial Group, Inc. (The)*	30,484	2,788,371
United Natural Foods, Inc.*	34,976	2,480,498

		5,268,869

Energy 3.8%
C&J Energy Services, Inc.*	36,318	1,059,033
Callon Petroleum Co.*	68,280	571,504
Comstock Resources, Inc.	25,170	575,134
Helix Energy Solutions Group, Inc.*	31,848	731,867
Kodiak Oil & Gas Corp.*	122,044	1,481,614
RigNet, Inc.*	27,326	1,470,959
Willbros Group, Inc.*	92,323	1,165,116

		7,055,227

Financials 13.4%
Cardtronics, Inc.*	74,844	2,907,690
Cathay General Bancorp	51,122	1,287,763
eHealth, Inc.*	52,149	2,649,169
Encore Capital Group, Inc.*	46,860	2,141,502

	Shares	Value($)

Financials—continued
Financial Engines, Inc.	20,528	1,042,412
Hanmi Financial Corp.	38,278	891,877
Hilltop Holdings, Inc.*	62,870	1,495,677
MGIC Investment Corp.*	275,302	2,345,573
Portfolio Recovery Associates, Inc.*	68,833	3,982,677
PrivateBancorp, Inc.	45,301	1,382,134
Radian Group, Inc.(a)	83,701	1,258,026
Stifel Financial Corp.*	21,273	1,058,545
Texas Capital Bancshares, Inc.*	18,037	1,171,323
United Community Banks, Inc.*	83,646	1,623,569

		25,237,937

Health Care 21.3%
ABIOMED, Inc.*(a)	29,971	780,445
Acadia Healthcare Co., Inc.*	38,643	1,743,572
Air Methods Corp.*	32,416	1,731,987
Align Technology, Inc.*	36,208	1,875,212
Anika Therapeutics, Inc.*	15,104	620,774
Arena Pharmaceuticals, Inc.*(a)	113,489	714,981
athenahealth, Inc.*	5,188	831,325
Auxilium Pharmaceuticals, Inc.*	26,453	718,993
AVANIR Pharmaceuticals, Inc.*	262,896	964,828
Cambrex Corp.*	23,035	434,670
Cepheid, Inc.*(a)	30,709	1,583,970
Endologix, Inc.*	57,662	742,110
Exelixis, Inc.*(a)	117,616	416,361
HealthSouth Corp.	53,958	1,938,711
HeartWare International, Inc.*	21,279	1,995,545
HMS Holdings Corp.*	40,729	775,887
ICON PLC*	35,741	1,699,485
Insmed, Inc.*	31,085	591,858
Isis Pharmaceuticals, Inc.*	29,174	1,260,609
Keryx Biopharmaceuticals, Inc.*(a)	94,240	1,605,850
Lannett Co., Inc.*	23,288	831,847
LifePoint Hospitals, Inc.*	26,313	1,435,374
Ligand Pharmaceuticals, Inc.*(a)	12,660	851,512
Medidata Solutions, Inc.*	34,345	1,866,307
Neurocrine Biosciences, Inc.*	43,058	693,234
NPS Pharmaceuticals, Inc.*	52,855	1,581,950
NuVasive, Inc.*	47,323	1,817,676
Omnicell, Inc.*	51,198	1,465,287
Pacira Pharmaceuticals, Inc.*	12,629	883,904
Portola Pharmaceuticals, Inc.*	19,375	501,812
Puma Biotechnology, Inc.*	7,301	760,326
Questcor Pharmaceuticals, Inc.(a)	15,229	988,819

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Small Cap Growth Stock Fund — concluded

	Shares	Value($)

Health Care—continued
Raptor Pharmaceutical Corp.*(a)	52,455	524,550
Sangamo BioSciences, Inc.*(a)	41,745	754,750
Team Health Holdings, Inc.*	49,341	2,208,010

		40,192,531

Industrials 20.3%
Acuity Brands, Inc.	6,231	826,044
Astronics Corp.*	19,157	1,214,745
Chart Industries, Inc.*	13,702	1,089,994
Corporate Executive Board Co. (The)	16,005	1,188,051
EMCOR Group, Inc.	25,620	1,198,760
H&E Equipment Services, Inc.*	66,298	2,681,754
HEICO Corp.	35,002	2,105,720
JetBlue Airways Corp.*(a)	176,729	1,535,775
Kforce, Inc.	105,914	2,258,087
MasTec, Inc.*(a)	46,719	2,029,473
MSA Safety, Inc.	27,159	1,548,063
Mueller Water Products, Inc., Cl A	239,289	2,273,246
Powell Industries, Inc.	26,155	1,694,844
Power Solutions International, Inc.*	10,285	773,123
Proto Labs, Inc.*	17,723	1,199,315
Rexnord Corp.*	39,672	1,149,695
Simpson Manufacturing Co., Inc.	58,756	2,075,850
Spirit Airlines, Inc.*	42,578	2,529,133
Taser International, Inc.*	119,689	2,189,112
TrueBlue, Inc.*	77,240	2,260,042
Universal Forest Products, Inc.	35,522	1,965,788
USG Corp.*	75,261	2,462,540

		38,249,154

Information Technology 22.1%
Aspen Technology, Inc.*	66,738	2,827,022
Bottomline Technologies, Inc.*	72,294	2,541,134
ChannelAdvisor Corp.*	40,348	1,522,733
CommVault Systems, Inc.*	15,521	1,008,089
Cornerstone OnDemand, Inc.*	47,957	2,295,702
CoStar Group, Inc.*	9,014	1,683,274
Ellie Mae, Inc.*(a)	68,019	1,961,668
Guidewire Software, Inc.*	36,420	1,786,401
Heartland Payment Systems, Inc.(a)	54,235	2,248,041
Imperva, Inc.*	33,680	1,875,976
Infoblox, Inc.*	77,133	1,547,288
Integrated Device Technology, Inc.*	157,485	1,926,041
Marketo, Inc.*	20,487	669,310

	Shares	Value($)

Information Technology—continued
MAXIMUS, Inc.	38,901	1,745,099
Proofpoint, Inc.*	46,350	1,718,658
PROS Holdings, Inc.*	37,674	1,187,108
QLIK Technologies, Inc.*	67,428	1,792,910
Qualys, Inc.*	54,706	1,391,174
SciQuest, Inc.*	23,047	622,615
Stratasys Ltd.*(a)	7,651	811,695
Synaptics, Inc.*(a)	35,719	2,143,854
Ultimate Software Group, Inc.*	17,833	2,443,121
Universal Display Corp.*(a)	28,428	907,137
Yelp, Inc.*	23,763	1,828,088
Zillow, Inc.*(a)	13,977	1,231,374

		41,715,512

Materials 2.6%
Flotek Industries, Inc.*	46,427	1,292,992
Globe Specialty Metals, Inc.	51,391	1,069,961
Headwaters, Inc.*	186,921	2,469,226

		4,832,179

Telecommunication Services 1.2%
8x8, Inc.*	215,667	2,331,360

Total Common Stocks (Cost $146,676,965)		192,979,106

Short-Term Investment 12.9%
RidgeWorth Funds Securities Lending Joint Account(b)	24,393,915	24,393,915

Total Short-Term Investment (Cost $24,393,915)		24,393,915

Money Market Fund 0.2%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(c)	340,814	340,814

Total Money Market Fund (Cost $340,814)		340,814

Total Investments (Cost $171,411,694) — 115.5%		217,713,835
Liabilities in Excess of Other Assets — (15.5)%		(29,169,498)

Net Assets — 100.0%		$188,544,337

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $24,294,756.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Small Cap Value Equity Fund

	Shares	Value($)

Common Stocks 100.0%
Consumer Discretionary 22.8%
AMC Entertainment Holdings, Inc., Cl A*	1,592,000	38,606,000
Arcos Dorados Holdings, Inc., Cl A	2,669,600	26,909,568
Brunswick Corp.	270,600	12,255,474
Chico’s FAS, Inc.	1,735,600	27,821,668
CST Brands, Inc.	747,400	23,348,776
Destination Maternity Corp.	158,729	4,349,175
Einstein Noah Restaurant Group, Inc.	149,400	2,459,124
Guess?, Inc.	1,760,854	48,599,570
HSN, Inc.	987,300	58,971,429
Lithia Motors, Inc., Cl A	320,800	21,320,368
Matthews International Corp., Cl A	310,100	12,655,181
Meredith Corp.	550,700	25,569,001
NutriSystem, Inc.	449,650	6,776,225
Ruth’s Hospitality Group, Inc.	293,400	3,547,206
Scholastic Corp.	529,900	18,270,952
Sonic Automotive, Inc., Cl A	796,200	17,898,576
Sotheby’s	265,000	11,540,750
Thor Industries, Inc.	669,600	40,885,776

		401,784,819

Consumer Staples 1.2%
WD-40 Co.	272,450	21,133,947

Energy 8.4%
Bristow Group, Inc.	533,600	40,297,472
CARBO Ceramics, Inc.	485,200	66,952,748
LinnCo LLC	262,372	7,097,163
Patterson-UTI Energy, Inc.	512,600	16,239,168
Tidewater, Inc.	356,400	17,328,168

		147,914,719

Financials 25.5%
Alexander & Baldwin, Inc.	452,300	19,249,888
Banco Latinoamericano de Expectaciones SA, Cl E	249,750	6,595,898
Bank of Hawaii Corp.	411,000	24,910,710
Campus Crest Communities, Inc., REIT	1,037,800	9,008,104
Cash America International, Inc.	989,050	38,296,016
Cohen & Steers, Inc.	340,500	13,568,925
CubeSmart, REIT	2,497,000	42,848,520
Evercore Partners, Inc., Cl A	557,450	30,799,112
Hanover Insurance Group, Inc. (The)	676,950	41,591,808
HCC Insurance Holdings, Inc.	547,300	24,896,677
Horace Mann Educators Corp.	591,400	17,150,600
JMP Group, Inc.	526,700	3,744,837

	Shares	Value($)

Financials—continued
Medical Properties Trust, Inc., REIT	1,279,000	16,358,410
Monmouth Real Estate Investment Corp., Cl A REIT	107,000	1,020,780
Oppenheimer Holdings, Inc., Cl A	189,100	5,304,255
Parkway Properties, Inc., REIT	1,578,300	28,803,975
Post Properties, Inc., REIT	496,400	24,373,240
StanCorp Financial Group, Inc.	979,300	65,417,240
Trust Co Bank Corp. NY	396,300	2,789,952
UMB Financial Corp.	503,450	32,573,215

		449,302,162

Health Care 4.7%
Ensign Group, Inc.	192,300	8,391,972
Hill-Rom Holdings, Inc.	474,600	18,291,084
Landauer, Inc.	309,400	14,025,102
STERIS Corp.	861,557	41,139,347

		81,847,505

Industrials 24.2%
AAR Corp.	508,100	13,185,195
ABM Industries, Inc.	629,800	18,100,452
Barnes Group, Inc.	88,800	3,416,136
China Yuchai International Ltd.	114,200	2,418,756
CLARCOR, Inc.	497,200	28,514,420
EMCOR Group, Inc.	536,300	25,093,477
Granite Construction, Inc.	259,300	10,353,849
Great Lakes Dredge & Dock Corp.*	1,048,600	9,573,718
Grupo Aeroportuario del Pacifico SA de CV SP ADR	252,076	14,743,925
Grupo Aeroportuario del Sureste SAB de CV ADR	46,900	5,751,816
Herman Miller, Inc.	1,294,700	41,598,711
Interface, Inc.	2,163,271	44,455,219
Kelly Services, Inc., Cl A	615,900	14,615,307
Knoll, Inc.	931,200	16,938,528
Luxfer Holdings PLC ADR	502,900	9,846,782
Macquarie Infrastructure Co. LLC	322,300	18,458,121
Manitowoc Co., Inc. (The)	581,000	18,272,450
MSA Safety, Inc.	373,500	21,289,500
Mueller Water Products, Inc., Cl A	2,749,600	26,121,200
Progressive Waste Solutions Ltd.	2,032,424	51,440,652
Ritchie Bros Auctioneers, Inc.	373,200	9,005,316
Sun Hydraulics Corp.	47,600	2,061,556

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Small Cap Value Equity Fund — concluded

	Shares	Value($)

Industrials—continued
Tennant Co.	148,300	9,731,446
Viad Corp.	504,300	12,123,372

		427,109,904

Information Technology 5.4%
Black Box Corp.	258,950	6,302,843
Daktronics, Inc.	1,102,800	15,869,292
Fair Isaac Corp.	698,700	38,652,084
Plantronics, Inc.	779,350	34,642,107

		95,466,326

Materials 6.6%
A. Schulman, Inc.	339,700	12,317,522
Cabot Corp.	771,000	45,535,260
Carpenter Technology Corp.	365,600	24,144,224
Globe Specialty Metals, Inc.	129,600	2,698,272
Haynes International, Inc.	159,900	8,634,600
Hecla Mining Co.	7,434,400	22,823,608

		116,153,486

Utilities 1.2%
ALLETE, Inc.	34,500	1,808,490
Avista Corp.	58,350	1,788,427
California Water Service Group	743,300	17,794,602

		21,391,519

Total Common Stocks (Cost $1,354,562,452)		1,762,104,387

Money Market Fund 0.2%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.08%(a)	3,160,307	3,160,307

Total Money Market Fund (Cost $3,160,307)		3,160,307

Total Investments (Cost $1,357,722,759) — 100.2%		1,765,264,694
Liabilities in Excess of Other Assets — (0.2)%		(3,584,841)

Net Assets — 100.0%		$1,761,679,853

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Aggressive Growth Allocation Strategy

	Shares	Value($)

Equity Funds 71.3%(a)
RidgeWorth International Equity Fund	101,668	1,265,764
RidgeWorth International Equity Index Fund	5,009	28,349
RidgeWorth Large Cap Growth Stock Fund	561,107	5,442,741
RidgeWorth Large Cap Value Equity Fund	235,151	4,002,262
RidgeWorth Mid-Cap Value Equity Fund	121,106	1,706,386
RidgeWorth Select Large Cap Growth Stock Fund	2,832	80,928
RidgeWorth Small Cap Growth Stock Fund	43,703	735,081
RidgeWorth Small Cap Value Equity Fund	38,938	698,940

Total Equity Funds (Cost $10,618,808)		13,960,451

Fixed Income Funds 10.5%(a)
RidgeWorth Corporate Bond Fund	485	4,271
RidgeWorth High Income Fund	18,815	136,600
RidgeWorth Intermediate Bond Fund	151	1,476
RidgeWorth Seix Floating Rate High Income Fund	15,129	137,069
RidgeWorth Seix High Yield Fund	14,725	146,514
RidgeWorth Total Return Bond Fund	147,878	1,542,371
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	8,213	83,113

Total Fixed Income Funds (Cost $2,103,534)		2,051,414

Exchange Traded Funds 17.2%
Consumer Discretionary Select Sector SPDR Fund	1,181	76,434
Consumer Staples Select Sector SPDR Fund	1,015	43,706
Energy Select Sector SPDR Fund	891	79,353
Financial Select Sector SPDR Fund	5,276	117,866
Health Care Select Sector SPDR Fund	1,761	103,001
Industrial Select Sector SPDR Fund	1,500	78,495

	Shares	Value($)

Exchange Traded Funds—continued
iShares Barclays 20+ Year Treasury Bond Fund	738	80,516
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	29	3,251
iShares Core S&P 500 Fund	8,637	1,625,224
iShares Core Total U.S. Bond Market Fund	5,231	564,686
iShares Dow Jones U.S. Real Estate Index Fund	152	10,286
iShares MSCI EAFE Fund	2,793	187,606
iShares MSCI Emerging Markets Index Fund	4,335	177,692
iShares Russell 2000 Index Fund	330	38,392
Market Vectors Gold Miners Fund	281	6,632
Materials Select Sector SPDR Fund	571	26,997
Technology Select Sector SPDR Fund	4,132	150,198
Utilities Select Sector SPDR Fund	116	4,809

Total Exchange Traded Funds (Cost $2,655,274)		3,375,144

Money Market Fund 1.0%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	186,260	186,260

Total Money Market Fund (Cost $186,260)		186,260

Total Investments (Cost $15,563,876) — 100.0%		19,573,269
Liabilities in Excess of Other Assets — (0.0)%(c)		(3,686)

Net Assets — 100.0%		$19,569,583

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

(c)	Less than 0.05% of Net Assets.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Conservative Allocation Strategy

	Shares	Value($)

Equity Funds 28.8%(a)
RidgeWorth International Equity Fund	116,873	1,455,067
RidgeWorth International Equity Index Fund	8,364	47,343
RidgeWorth Large Cap Growth Stock Fund	714,697	6,932,565
RidgeWorth Large Cap Value Equity Fund	299,976	5,105,585
RidgeWorth Mid-Cap Value Equity Fund	153,775	2,166,690
RidgeWorth Select Large Cap Growth Stock Fund	3,818	109,126
RidgeWorth Small Cap Growth Stock Fund	54,754	920,970
RidgeWorth Small Cap Value Equity Fund	49,273	884,453

Total Equity Funds (Cost $14,810,281)		17,621,799

Fixed Income Funds 54.7%(a)
RidgeWorth Corporate Bond Fund	10,004	88,037
RidgeWorth High Income Fund	303,026	2,199,966
RidgeWorth Intermediate Bond Fund	1,337	13,047
RidgeWorth Seix Floating Rate High Income Fund	237,199	2,149,019
RidgeWorth Seix High Yield Fund	233,435	2,322,675
RidgeWorth Total Return Bond Fund	2,436,650	25,414,260
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	129,608	1,311,632

Total Fixed Income Funds (Cost $33,756,934)		33,498,636

Exchange Traded Funds 15.9%
Consumer Discretionary Select Sector SPDR Fund	1,223	79,153
Consumer Staples Select Sector SPDR Fund	1,057	45,514
Energy Select Sector SPDR Fund	956	85,141
Financial Select Sector SPDR Fund	5,637	125,931
Health Care Select Sector SPDR Fund	1,901	111,189
Industrial Select Sector SPDR Fund	1,574	82,367

	Shares	Value($)

Exchange Traded Funds—continued
iShares Barclays 20+ Year Treasury Bond Fund	10,829	1,181,444
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	318	35,648
iShares Core S&P 500 Fund	11,404	2,145,891
iShares Core Total U.S. Bond Market Fund	46,003	4,966,024
iShares Dow Jones U.S. Real Estate Index Fund	244	16,511
iShares MSCI EAFE Fund	5,612	376,958
iShares MSCI Emerging Markets Index Fund	5,545	227,290
iShares Russell 2000 Index Fund	546	63,522
Market Vectors Gold Miners Fund	235	5,546
Materials Select Sector SPDR Fund	584	27,611
Technology Select Sector SPDR Fund	4,483	162,957
Utilities Select Sector SPDR Fund	171	7,090

Total Exchange Traded Funds (Cost $8,747,344)		9,745,787

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	571,187	571,187

Total Money Market Fund (Cost $571,187)		571,187

Total Investments (Cost $57,885,746) — 100.3%		61,437,409
Liabilities in Excess of Other Assets — (0.3)%		(162,412)

Net Assets — 100.0%		$61,274,997

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Growth Allocation Strategy

	Shares	Value($)

Equity Funds 62.4%(a)
RidgeWorth International Equity Fund	284,177	3,538,004
RidgeWorth International Equity Index Fund	7,110	40,242
RidgeWorth Large Cap Growth Stock Fund	1,633,141	15,841,468
RidgeWorth Large Cap Value Equity Fund	692,219	11,781,574
RidgeWorth Mid-Cap Value Equity Fund	358,553	5,052,012
RidgeWorth Select Large Cap Growth Stock Fund	16,475	470,865
RidgeWorth Small Cap Growth Stock Fund	127,507	2,144,674
RidgeWorth Small Cap Value Equity Fund	114,855	2,061,647

Total Equity Funds (Cost $31,757,637)		40,930,486

Fixed Income Funds 19.7%(a)
RidgeWorth Corporate Bond Fund	1,253	11,029
RidgeWorth High Income Fund	118,209	858,201
RidgeWorth Intermediate Bond Fund	163	1,592
RidgeWorth Seix Floating Rate High Income Fund	98,806	895,180
RidgeWorth Seix High Yield Fund	87,054	866,184
RidgeWorth Total Return Bond Fund	939,499	9,798,977
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	51,162	517,763

Total Fixed Income Funds (Cost $12,597,977)		12,948,926

Exchange Traded Funds 17.3%
Consumer Discretionary Select Sector SPDR Fund	3,137	203,027
Consumer Staples Select Sector SPDR Fund	2,883	124,142
Energy Select Sector SPDR Fund	2,472	220,156
Financial Select Sector SPDR Fund	14,677	327,884
Health Care Select Sector SPDR Fund	4,975	290,988

	Shares	Value($)

Exchange Traded Funds—continued
Industrial Select Sector SPDR Fund	4,173	218,373
iShares Barclays 20+ Year Treasury Bond Fund	4,051	441,964
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	152	17,039
iShares Core S&P 500 Fund	26,780	5,039,193
iShares Core Total U.S. Bond Market Fund	22,210	2,397,569
iShares Dow Jones U.S. Real Estate Index Fund	586	39,655
iShares MSCI EAFE Fund	12,086	811,817
iShares MSCI Emerging Markets Index Fund	12,810	525,082
iShares Russell 2000 Index Fund	1,309	152,289
Market Vectors Gold Miners Fund	365	8,614
Materials Select Sector SPDR Fund	1,435	67,847
Technology Select Sector SPDR Fund	11,554	419,988
Utilities Select Sector SPDR Fund	416	17,247

Total Exchange Traded Funds (Cost $8,971,925)		11,322,874

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	623,016	623,016

Total Money Market Fund (Cost $623,016)		623,016

Total Investments (Cost $53,950,555) — 100.3%		65,825,302
Liabilities in Excess of Other Assets — (0.3)%		(184,021)

Net Assets — 100.0%		$65,641,281

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Moderate Allocation Strategy

	Shares	Value($)

Equity Funds 45.5%(a)
RidgeWorth International Equity Fund	453,632	5,647,723
RidgeWorth International Equity Index Fund	13,499	76,405
RidgeWorth Large Cap Growth Stock Fund	2,674,912	25,946,648
RidgeWorth Large Cap Value Equity Fund	1,113,327	18,948,824
RidgeWorth Mid-Cap Value Equity Fund	574,336	8,092,387
RidgeWorth Select Large Cap Growth Stock Fund	7,493	214,148
RidgeWorth Small Cap Growth Stock Fund	201,617	3,391,197
RidgeWorth Small Cap Value Equity Fund	179,927	3,229,682

Total Equity Funds (Cost $50,851,507)		65,547,014

Fixed Income Funds 35.7%(a)
RidgeWorth Corporate Bond Fund	3,590	31,591
RidgeWorth High Income Fund	522,306	3,791,941
RidgeWorth Intermediate Bond Fund	1,353	13,204
RidgeWorth Seix Floating Rate High Income Fund	390,746	3,540,159
RidgeWorth Seix High Yield Fund	401,805	3,997,959
RidgeWorth Total Return Bond Fund	3,636,736	37,931,157
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	214,411	2,169,838

Total Fixed Income Funds (Cost $49,854,468)		51,475,849

Exchange Traded Funds 18.1%
Consumer Discretionary Select Sector SPDR Fund	4,971	321,723
Consumer Staples Select Sector SPDR Fund	4,473	192,607
Energy Select Sector SPDR Fund	4,016	357,665
Financial Select Sector SPDR Fund	23,499	524,968
Health Care Select Sector SPDR Fund	7,917	463,065
Industrial Select Sector SPDR Fund	6,690	350,088

	Shares	Value($)

Exchange Traded Funds—continued
iShares Barclays 20+ Year Treasury Bond Fund	18,708	2,041,043
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,274	142,816
iShares Core S&P 500 Fund	42,171	7,935,317
iShares Core Total U.S. Bond Market Fund	96,655	10,433,907
iShares Dow Jones U.S. Real Estate Index Fund	903	61,106
iShares MSCI EAFE Fund	19,531	1,311,897
iShares MSCI Emerging Markets Index Fund	20,390	835,786
iShares Russell 2000 Index Fund	3,058	355,768
Market Vectors Gold Miners Fund	484	11,422
Materials Select Sector SPDR Fund	2,567	121,368
Technology Select Sector SPDR Fund	18,703	679,854
Utilities Select Sector SPDR Fund	534	22,140

Total Exchange Traded Funds (Cost $21,837,060)		26,162,540

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,298,021	1,298,021

Total Money Market Fund (Cost $1,298,021)		1,298,021

Total Investments (Cost $123,841,056) —100.2%		144,483,424
Liabilities in Excess of Other Assets — (0.2)%		(264,467)

Net Assets — 100.0%		$144,218,957

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

58

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Aggressive Growth Stock Fund	International Equity Fund	International Equity Index Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Assets:
Total Investments, at Cost	$43,098,678	$22,199,296	$28,822,789	$172,452,793	$1,687,505,451

Total Investments, at Value*	$59,319,236	$31,423,743	$53,752,459	$288,861,081	$2,186,713,978
Cash	332	466	—	2,809	19,728
Interest and Dividends Receivable	3,513	172,202	190,709	88,031	3,782,695
Securities Lending Income Receivable	—	200	1,381	3,523	1,100
Foreign Currency, at Value (Cost $—, $77,799, $76,799, $— and $—, respectively)	—	78,418	76,944	—	—
Receivable for Capital Shares Issued	335,084	4,102	106,981	84,871	2,042,305
Receivable for Investment Securities Sold	—	—	233,478	—	20,878,686
Reclaims Receivable	—	201,033	167,905	—	—
Receivable from Investment Adviser	—	—	21,222	53,418	375,585
Prepaid Expenses and Other Assets	7,024	10,271	7,327	13,468	45,353

Total Assets	59,665,189	31,890,435	54,558,406	289,107,201	2,213,859,430

Liabilities:
Payable for Investment Securities Purchased	—	—	—	—	5,551,706
Due to Custodian	—	—	243,064	—	—
Payable for Capital Shares Redeemed	139,764	75,810	477,957	175,643	2,973,265
Payable Upon Return of Securities Loaned	—	—	472,435	1,715,475	3,281,000
Investment Advisory Fees Payable	45,736	46,748	20,435	176,865	1,210,500
Compliance and Fund Services Fees Payable	758	439	792	4,384	31,721
Distribution and Service Fees Payable	5,107	1,210	722	47,018	111,740
Other Accrued Expenses	28,665	32,597	70,751	156,720	1,534,796

Total Liabilities	220,030	156,804	1,286,156	2,276,105	14,694,728

Total Net Assets	$59,445,159	$31,733,631	$53,272,250	$286,831,096	$2,199,164,702

Net Assets Consist of:
Capital	$46,310,077	$25,045,037	$29,369,652	$165,683,390	$1,613,223,884
Accumulated Net Investment Income (Loss)	(152,057)	128,301	(207,369)	—	7,309,830
Accumulated Net Realized Gain (Loss) from Investments Transactions and Foreign Currencies Transactions	(2,933,419)	(2,685,909)	(824,271)	4,739,418	79,422,461
Net Unrealized Appreciation on Investments and Foreign Currencies	16,220,558	9,246,202	24,934,238	116,408,288	499,208,527

Net Assets	$59,445,159	$31,733,631	$53,272,250	$286,831,096	$2,199,164,702

Net Assets:
I Shares	$39,494,684	$26,931,757	$50,395,815	$188,294,428	$1,799,158,345
A Shares	19,950,475	4,801,874	2,876,435	64,287,934	379,767,505
C Shares	—	—	—	34,248,734	20,238,852
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,863,096	2,162,331	8,902,246	19,405,106	105,736,317
A Shares	971,758	388,899	519,935	7,695,413	22,469,723
C Shares	—	—	—	5,415,422	1,219,934
Net Asset Value and Redemption Price Per Share:
I Shares	$21.20	$12.45	$5.66	$9.70	$17.02
A Shares	20.53	12.35	5.53	8.35	16.90
C Shares(a)	—	—	—	6.32	16.59
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$21.78	$13.10	$5.87	$8.86	$17.93
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $—, $455,573, $1,676,735 and $3,291,545, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

59

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Assets:
Total Investments, at Cost	$3,415,193,330	$13,071,833	$171,411,694	$1,357,722,759

Total Investments, at Value*	$3,952,660,687	$20,201,990	$217,713,835	$1,765,264,694
Cash	33,357	313	1,942	17,566
Interest and Dividends Receivable	2,563,900	5,923	26,973	3,144,226
Securities Lending Income Receivable	21,835	16	21,700	—
Receivable for Capital Shares Issued	4,552,954	200	183,464	1,450,452
Receivable for Investment Securities Sold	69,412,577	—	3,383,638	—
Reclaims Receivable	—	—	—	44,701
Receivable from Investment Adviser	33,210	—	20,254	—
Prepaid Expenses and Other Assets	64,687	17,401	16,422	38,232

Total Assets	4,029,343,207	20,225,843	221,368,228	1,769,959,871

Liabilities:
Payable for Investment Securities Purchased	47,455,770	—	3,406,159	—
Payable for Capital Shares Redeemed	8,930,691	29,438	4,682,492	5,671,341
Payable Upon Return of Securities Loaned	114,504,510	—	24,393,915	—
Investment Advisory Fees Payable	2,215,376	14,131	143,887	1,189,004
Compliance and Fund Services Fees Payable	53,727	318	2,935	25,019
Distribution and Service Fees Payable	223,722	12,722	9,302	81,958
Other Accrued Expenses	2,532,760	5,464	185,201	1,312,696

Total Liabilities	175,916,556	62,073	32,823,891	8,280,018

Total Net Assets	$3,853,426,651	$20,163,770	$188,544,337	$1,761,679,853

Net Assets Consist of:
Capital	$3,142,105,035	$8,820,050	$130,029,077	$1,144,098,937
Accumulated Net Investment Income (Loss)	8,146,744	—	—	2,884,319
Accumulated Net Realized Gain from Investments Transactions and Foreign currencies Transactions	165,707,515	4,213,563	12,213,119	207,154,588
Net Unrealized Appreciation on Investments and Foreign Currencies	537,467,357	7,130,157	46,302,141	407,542,009

Net Assets	$3,853,426,651	$20,163,770	$188,544,337	$1,761,679,853

Net Assets:
I Shares	$3,159,585,091	$4,951,759	$170,409,257	$1,528,173,941
A Shares	611,880,404	999,681	10,879,962	195,098,011
C Shares	81,961,156	14,212,330	7,255,118	38,407,901
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	224,248,151	173,286	10,131,213	85,148,106
A Shares	43,840,453	36,175	711,239	11,079,757
C Shares	5,975,281	617,292	613,898	2,298,396
Net Asset Value and Redemption Price Per Share:
I Shares	$14.09	$28.58	$16.82	$17.95
A Shares	13.96	27.63	15.30	17.61
C Shares(a)	13.72	23.02	11.82	16.71
Offering Price per Share (100%/(100%-maximum sales charge) x net asset value) adjusted to the nearest cent):
A Shares	$14.81	$29.32	$16.23	$18.68
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $112,038,424, $—, $24,294,756 and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

60

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$15,563,876	$57,885,746	$53,950,555	$123,841,056

Investments, at Value	$3,561,404	$10,316,974	$11,945,890	$27,460,561
Investments in Affiliates, at Value	16,011,865	51,120,435	53,879,412	117,022,863

Total Investments	19,573,269	61,437,409	65,825,302	144,483,424

Cash	3,249	131,642	19,662	1,689
Dividends Receivable	5,506	89,964	34,831	152,331
Receivable for Capital Shares Issued	14,102	64,311	46,668	39,098
Receivable for Investment Securities Sold	2,500	–	–	302,000
Receivable from Investment Adviser	5,410	930	6,147	1,938
Prepaid Expenses and Other Assets	13,431	13,956	14,229	17,019

Total Assets	19,617,467	61,738,212	65,946,839	144,997,499

Liabilities:
Payable for Investment Securities Purchased	23,013	242,022	91,809	602,684
Payable for Capital Shares Redeemed	572	183,182	140,345	21,569
Investment Advisory Fees Payable	1,668	5,189	5,599	13,075
Compliance and Fund Services Fees Payable	288	898	964	2,240
Distribution and Service Fees Payable	1,789	18,408	5,021	17,500
Other Accrued Expenses	20,554	13,516	61,820	121,474

Total Liabilities	47,884	463,215	305,558	778,542

Total Net Assets	$19,569,583	$61,274,997	$65,641,281	$144,218,957

Net Assets Consist of:
Capital	$14,756,821	$56,592,664	$52,268,753	$119,134,707
Accumulated Net Investment Gain	782	233,854	82,308	469,254
Accumulated Net Realized Gain from Investments Transactions	802,587	896,816	1,415,473	3,972,628
Net Unrealized Appreciation on Investments	4,009,393	3,551,663	11,874,747	20,642,368

Net Assets	$19,569,583	$61,274,997	$65,641,281	$144,218,957

Net Assets:
I Shares	$14,142,966	$28,893,793	$53,043,137	$109,457,032
A Shares	4,751,639	15,271,232	9,609,422	20,171,256
C Shares	674,978	17,109,972	2,988,722	14,590,669
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,575,543	2,293,864	4,661,346	9,793,486
A Shares	534,507	1,213,240	848,240	1,809,695
C Shares	77,937	1,373,571	268,522	1,319,109
Net Asset Value and Redemption Price Per Share:
I Shares	$8.98	$12.60	$11.38	$11.18
A Shares	8.89	12.59	11.33	11.15
C Shares(a)	8.66	12.46	11.13	11.06
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$9.43	$13.22	$12.02	$11.83
Maximum Sales Charge — A Shares	5.75%	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

61

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Aggressive Growth Stock Fund	International Equity Fund	International Equity Index Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Investment Income:
Dividend Income	$74,059	$4,103,575	$4,314,916	$2,722,619	$45,776,424
Net Income from Securities Lending	—	130,294	107,839	7,184	27,833
Less: Foreign Taxes Withheld	—	(537,671)	(460,145)	(3,844)	(11,256)

Total Investment Income	74,059	3,696,198	3,962,610	2,725,959	45,793,001

Expenses:
Investment Advisory Fees	300,822	597,604	365,723	1,940,233	12,906,498
Administration Fees	3,755	7,582	8,293	28,199	193,551
Fund Accounting Fees	1,816	19,075	22,097	21,130	162,305
Transfer Agency Fees	19,164	9,698	7,609	283,401	204,976
Compliance & Fund Services Fees	1,618	4,245	4,648	16,833	122,382
Distribution and Service Fees — A Shares	25,240	13,796	8,332	186,052	1,039,762
Distribution and Service Fees — C Shares	—	—	—	332,102	179,763
Shareholder Servicing Fees — I Shares	75,053	27,149	163,437	382,990	5,638,431
Shareholder Servicing Fees — A Shares	901	—	1,891	14,984	1,224,844
Custodian Fees	8,804	40,173	290,535	13,912	41,813
Printing Fees	4,801	—	352	20,426	93,905
Registration Fees	32,805	30,068	32,470	42,168	54,253
Trustee Fees	1,177	2,692	3,140	10,020	70,955
Other Fees	10,674	54,378	79,829	57,811	141,866

Total Expenses	486,630	806,460	988,356	3,350,261	22,075,304
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(21,142)	(388)	(391,395)	(323,087)	(3,069,235)

Net Expenses	465,488	806,072	596,961	3,027,174	19,006,069

Net Investment Income (Loss)	(391,429)	2,890,126	3,365,649	(301,215)	26,786,932

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions and Foreign Currency Transactions	3,058,325	53,712,113	91,324,160	20,411,263	238,119,315
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	5,731,042	(32,717,065)	(69,445,449)	46,686,566	136,182,530

Net Realized and Unrealized Gain on Investments and Foreign Currencies	8,789,367	20,995,048	21,878,711	67,097,829	374,301,845

Change in Net Assets from Operations	$8,397,938	$23,885,174	$25,244,360	$66,796,614	$401,088,777

See Notes to Financial Statements.

62

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Investment Income:
Dividend Income	$69,161,991	$281,867	$457,200	$38,308,402
Net Income from Securities Lending	661,196	386	212,146	—
Less: Foreign Taxes Withheld	—	(1,090)	—	(206,009)

Total Investment Income	69,823,187	281,163	669,346	38,102,393

Expenses:
Investment Advisory Fees	22,901,598	200,912	1,611,639	13,731,864
Administration Fees	325,133	2,901	19,066	167,938
Fund Accounting Fees	281,113	2,460	14,630	146,940
Transfer Agency Fees	589,403	22,695	35,042	221,959
Compliance & Fund Services Fees	206,863	1,792	11,218	107,034
Distribution and Service Fees — A Shares	1,677,243	2,870	32,956	575,767
Distribution and Service Fees — C Shares	701,326	140,991	72,232	370,288
Shareholder Servicing Fees — I Shares	9,180,236	6,187	627,721	5,138,689
Shareholder Servicing Fees — A Shares	1,948,694	—	5,679	630,081
Custodian Fees	72,521	9,624	17,184	34,472
Printing Fees	236,118	4,262	9,435	233,449
Registration Fees	82,801	42,015	41,577	69,067
Trustee Fees	119,231	1,047	6,768	62,244
Other Fees	217,105	8,510	20,473	118,408

Total Expenses	38,539,385	446,266	2,525,620	21,608,200
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(437,950)	(298)	(78,271)	—

Net Expenses	38,101,435	445,968	2,447,349	21,608,200

Net Investment Income (Loss)	31,721,752	(164,805)	(1,778,003)	16,494,193

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions and Foreign Currency Transactions	406,615,454	6,965,313	39,190,020	237,771,487
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	224,145,643	(430,926)	5,191,009	79,725,267

Net Realized and Unrealized Gain on Investments and Foreign Currencies	630,761,097	6,534,387	44,381,029	317,496,754

Change in Net Assets from Operations	$662,482,849	$6,369,582	$42,603,026	$333,990,947

See Notes to Financial Statements.

63

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Investment Income:
Dividend Income	$61,501	$121,158	$180,556	$374,217
Dividend Income from Affiliated Investment Companies	268,774	1,179,622	912,021	2,774,635

Total Investment Income	330,275	1,300,780	1,092,577	3,148,852

Expenses:
Investment Advisory Fees	21,681	59,736	65,235	162,493
Administration Fees	2,142	5,847	6,425	15,968
Fund Accounting Fees	20,000	20,000	20,000	20,000
Transfer Agency Fees	10,790	31,236	14,860	38,876
Compliance & Fund Services Fees	1,364	3,740	4,094	10,182
Distribution and Service Fees — A Shares	13,386	48,444	28,019	58,502
Distribution and Service Fees — C Shares	6,614	160,782	27,980	143,387
Shareholder Servicing Fees — I Shares	62,783	16,272	208,026	423,721
Shareholder Servicing Fees — A Shares	3,886	6,088	8,388	21,578
Custodian Fees	13,009	11,176	11,951	13,841
Printing Fees	4,614	7,632	5,172	10,200
Registration Fees	38,651	42,765	40,963	44,620
Trustee Fees	793	2,187	2,387	5,925
Other Fees	7,768	9,969	10,453	16,041

Total Expenses	207,481	425,874	453,953	985,334
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(84,819)	(37,397)	(90,194)	(48,002)

Net Expenses	122,662	388,477	363,759	937,332

Net Investment Income	207,613	912,303	728,818	2,211,520

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	794,478	(370,643)	659,245	955,974
Capital Gain Received from Investments in Affiliated Investment Companies	1,402,125	2,144,719	4,050,349	8,030,502
Net Change in Unrealized Appreciation on:
Investments	1,255,840	1,375,849	4,171,170	6,073,563

Net Realized and Unrealized Gain on Investments	3,452,443	3,149,925	8,880,764	15,060,039

Change in Net Assets from Operations	$3,660,056	$4,062,228	$9,609,582	$17,271,559

See Notes to Financial Statements.

64

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Aggressive Growth Stock Fund		International Equity Fund		International Equity Index Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income (Loss)	$(391,429)	$(656,980)	$2,890,126	$5,258,174	$3,365,649	$8,316,117
Net Realized Gain	3,058,325	26,221,386	53,712,113	4,518,774	91,324,160	32,128,718
Net Change in Unrealized Appreciation (Depreciation)	5,731,042	(29,063,146)	(32,717,065)	16,755,641	(69,445,449)	(15,314,641)

Change in Net Assets from Operations	8,397,938	(3,498,740)	23,885,174	26,532,589	25,244,360	25,130,194

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	(3,262,772)	(4,944,920)	(4,227,792)	(10,474,532)
A Shares	—	—	(397,768)	(80,358)	(160,960)	(78,605)
Net Realized Gains:
I Shares	(1,962,804)	(1,864,677)	(423,409)	—	(99,753,566)	(6,082,841)
A Shares	(550,359)	(144,714)	(76,227)	—	(2,010,453)	(49,337)

Total Dividends and Distributions	(2,513,163)	(2,009,391)	(4,160,176)	(5,025,278)	(106,152,771)	(16,685,315)

Change in Net Assets from Capital Transactions	34,140,593	(67,006,289)	(265,108,721)	(11,450,962)	(91,279,292)	(125,277,294)

Change in Net Assets	40,025,368	(72,514,420)	(245,383,723)	10,056,349	(172,187,703)	(116,832,415)

Net Assets:
Beginning of Period	19,419,791	91,934,211	277,117,354	267,061,005	225,459,953	342,292,368

End of Period	$59,445,159	$19,419,791	$31,733,631	$277,117,354	$53,272,250	$225,459,953

Accumulated Net Investment Income (Loss), End of Period	$(152,057)	$(95,143)	$128,301	$1,158,581	$(207,369)	$(1,530,587)

See Notes to Financial Statements.

65

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Large Cap Growth Stock Fund		Large Cap Value Equity Fund		Mid-Cap Value Equity Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income (Loss)	$(301,215)	$351,522	$26,786,932	$31,103,786	$31,721,752	$30,195,304
Net Realized Gain	20,411,263	86,033,018	238,119,315	154,363,603	406,615,454	217,650,368
Net Change in Unrealized Appreciation (Depreciation)	46,686,566	(79,684,004)	136,182,530	51,750,179	224,145,643	166,437,032

Change in Net Assets from Operations	66,796,614	6,700,536	401,088,777	237,217,568	662,482,849	414,282,704

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	(172,924)	(21,215,098)	(22,686,220)	(24,446,573)	(20,301,518)
A Shares	—	—	(3,895,087)	(3,331,162)	(3,551,681)	(4,157,336)
C Shares	—	—	(113,863)	(136,410)	(260,783)	(267,995)
Net Realized Gains:
I Shares	(16,215,038)	(83,174,333)	(184,943,407)	—	(319,283,825)	(4,946,664)
A Shares	(6,369,584)	(19,396,131)	(40,911,570)	—	(64,799,259)	(1,207,086)
C Shares	(4,254,946)	(8,448,313)	(2,145,183)	—	(8,705,589)	(128,159)

Total Dividends and Distributions	(26,839,568)	(111,191,701)	(253,224,208)	(26,153,792)	(421,047,710)	(31,008,758)

Change in Net Assets from Capital Transactions	(9,148,088)	36,206,330	304,794,679	(700,801,676)	899,507,221	174,020,747

Change in Net Assets	30,808,958	(68,284,835)	452,659,248	(489,737,900)	1,140,942,360	557,294,693

Net Assets:
Beginning of Period	256,022,138	324,306,973	1,746,505,454	2,236,243,354	2,712,484,291	2,155,189,598

End of Period	$286,831,096	$256,022,138	$2,199,164,702	$1,746,505,454	$3,853,426,651	$2,712,484,291

Accumulated Net Investment Income, End of Period	$—	$7,574	$7,309,830	$5,925,183	$8,146,744	$5,566,759

See Notes to Financial Statements.

66

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Select Large Cap Growth Stock Fund		Small Cap Growth Stock Fund		Small Cap Value Equity Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income (Loss)	$(164,805)	$(121,949)	$(1,778,003)	$(1,284,968)	$16,494,193	$19,977,131
Net Realized Gain	6,965,313	6,410,373	39,190,020	51,688,731	237,771,487	28,098,118
Net Change in Unrealized Appreciation (Depreciation)	(430,926)	(6,845,136)	5,191,009	(23,401,388)	79,725,267	198,175,851

Change in Net Assets from Operations	6,369,582	(556,712)	42,603,026	27,002,375	333,990,947	246,251,100

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(11,800,535)	(19,941,813)
A Shares	—	—	—	—	(1,217,350)	(2,324,205)
C Shares	—	—	—	—	(175,499)	(373,428)
Net Realized Gains:
I Shares	(1,672,007)	(5,021,063)	(26,953,356)	(47,793,289)	(53,921,057)	(35,626,220)
A Shares	(159,488)	(160,162)	(1,849,209)	(2,175,730)	(7,240,038)	(4,786,603)
C Shares	(2,529,941)	(3,312,715)	(1,482,428)	(1,768,606)	(1,468,593)	(1,033,131)

Total Dividends and Distributions	(4,361,436)	(8,493,940)	(30,284,993)	(51,737,625)	(75,823,072)	(64,085,400)

Change in Net Assets from Capital Transactions	(16,097,564)	(8,043,600)	6,569,274	(91,461,953)	(122,408,735)	67,455,286

Change in Net Assets	(14,089,418)	(17,094,252)	18,887,307	(116,197,203)	135,759,140	249,620,986

Net Assets:
Beginning of Period	34,253,188	51,347,440	169,657,030	285,854,233	1,625,920,713	1,376,299,727

End of Period	$20,163,770	$34,253,188	$188,544,337	$169,657,030	$1,761,679,853	$1,625,920,713

Accumulated Net Investment Income (Loss), End of Period	$—	$(37,016)	$—	$—	$2,884,319	$—

See Notes to Financial Statements.

67

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Aggressive Growth Allocation Strategy		Conservative Allocation Strategy
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$207,613	$159,279	$912,303	$803,568
Net Realized Gain(a)	2,196,603	2,932,420	1,774,076	2,726,411
Net Change in Unrealized Appreciation (Depreciation)(a)	1,255,840	(1,765,997)	1,375,849	(574,940)

Change in Net Assets from Operations	3,660,056	1,325,702	4,062,228	2,955,039

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(431,164)	(189,120)	(682,255)	(561,768)
A Shares	(124,675)	(36,669)	(359,082)	(382,735)
C Shares	(15,532)	(3,554)	(282,703)	(222,281)
Net Realized Gains:
I Shares	(1,892,756)	—	(1,046,909)	(262,970)
A Shares	(583,546)	—	(629,265)	(196,244)
C Shares	(86,640)	—	(675,285)	(152,923)

Total Dividends and Distributions	(3,134,313)	(229,343)	(3,675,499)	(1,778,921)

Change in Net Assets from Capital Transactions	(4,347,245)	(2,490,846)	1,150,817	207,365

Change in Net Assets	(3,821,502)	(1,394,487)	1,537,546	1,383,483

Net Assets:
Beginning of Period	23,391,085	24,785,572	59,737,451	58,353,968

End of Period	$19,569,583	$23,391,085	$61,274,997	$59,737,451

Accumulated Net Investment Income, End of Period	$782	$5,342	$233,854	$165,131

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

68

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$728,818	$666,047	$2,211,520	$2,226,756
Net Realized Gain(a)	4,709,594	6,750,621	8,986,476	13,099,212
Net Change in Unrealized Appreciation (Depreciation)(a)	4,171,170	(2,763,305)	6,073,563	(4,143,403)

Change in Net Assets from Operations	9,609,582	4,653,363	17,271,559	11,182,565

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,427,037)	(737,505)	(3,318,303)	(2,342,232)
A Shares	(250,763)	(120,331)	(498,072)	(305,300)
C Shares	(65,359)	(19,640)	(281,147)	(151,501)
Net Realized Gains:
I Shares	(5,350,916)	—	(9,210,989)	(2,159,304)
A Shares	(994,791)	—	(1,440,691)	(307,003)
C Shares	(313,898)	—	(1,051,732)	(220,428)

Total Dividends and Distributions	(8,402,764)	(877,476)	(15,800,934)	(5,485,768)

Change in Net Assets from Capital Transactions	(2,364,949)	(7,939,350)	(30,892,330)	(831,115)

Change in Net Assets	(1,158,131)	(4,163,463)	(29,421,705)	4,865,682

Net Assets:
Beginning of Period	66,799,412	70,962,875	173,640,662	168,774,980

End of Period	$65,641,281	$66,799,412	$144,218,957	$173,640,662

Accumulated Net Investment Income, End of Period	$82,308	$85,158	$469,254	$435,223

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

69

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2014	$15.60	$(0.22	)(d)	$7.01	$6.79	$—	$—	$(1.19)	$(1.19)	$21.20	$39,495	43.70%	1.29%	1.37%	(1.08)%	49%
Year Ended March 31, 2013	15.94	(0.14	)(d)	0.42	0.28	—	—	(0.62)	(0.62)	15.60	15,840	1.84	1.20	1.21	(0.98)	24
Year Ended March 31, 2012	16.45	(0.15	)(d)	(0.36)	(0.51)	—	—	—	—	15.94	88,132	(3.16)	1.22	1.22	(0.98)	30
Year Ended March 31, 2011	12.86	(0.12	)(d)	3.71	3.59	—	—	—	—	16.45	134,643	27.99	1.19	1.19	(0.89)	53
Year Ended March 31, 2010	7.73	(0.08	)(d)	5.21	5.13	—	—	—	—	12.86	108,754	66.36	1.21	1.21	(0.77)	27
A Shares
Year Ended March 31, 2014	15.16	(0.24	)(d)	6.80	6.56	—	—	(1.19)	(1.19)	20.53	19,950	43.45	1.40	1.40	(1.18)	49
Year Ended March 31, 2013	15.54	(0.18	)(d)	0.42	0.24	—	—	(0.62)	(0.62)	15.16	3,580	1.63	1.49	1.53	(1.24)	24
Year Ended March 31, 2012	16.10	(0.18	)(d)	(0.38)	(0.56)	—	—	—	—	15.54	3,803	(3.48)	1.53	1.53	(1.28)	30
Year Ended March 31, 2011	12.62	(0.16	)(d)	3.64	3.48	—	—	—	—	16.10	3,519	27.58	1.49	1.49	(1.19)	53
Year Ended March 31, 2010	7.61	(0.13	)(d)	5.14	5.01	—	—	—	—	12.62	2,502	65.83	1.52	1.52	(1.12)	27

International Equity Fund
I Shares
Year Ended March 31, 2014	11.64	0.55	(d)	1.65	2.20	(1.17)	—	(0.22)	(1.39)	12.45	26,932	19.52	1.20	1.20	4.55 (i)	43
Year Ended March 31, 2013	10.74	0.22	(d)	0.89	1.11	(0.21)	—	—	(0.21)	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(d)	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74	261,561	(5.24)	1.29	1.29	2.33	78
Year Ended March 31, 2011	10.71	0.16	(d)	1.02	1.18	(0.27)	—	—	(0.27)	11.62	252,253	11.29	1.27	1.27	1.49	80
Year Ended March 31, 2010	6.38	0.11	(d)	4.28	4.39	(0.06)	—	—	(0.06)	10.71	273,819	68.80	1.25	1.30	1.17	95
A Shares
Year Ended March 31, 2014	11.51	0.20	(d)	2.00	2.20	(1.14)	—	(0.22)	(1.36)	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18	(d)	0.87	1.05	(0.17)	—	—	(0.17)	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(d)	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63	5,500	(5.48)	1.59	1.59	2.02	78
Year Ended March 31, 2011	10.59	0.13	(d)	1.01	1.14	(0.24)	—	—	(0.24)	11.49	7,227	10.98	1.57	1.57	1.24	80
Year Ended March 31, 2010	6.32	0.09	(d)	4.22	4.31	(0.04)	—	—	(0.04)	10.59	8,104	68.22	1.55	1.59	0.68	95

International Equity Index Fund
I Shares
Year Ended March 31, 2014	12.04	0.37	(d)	1.55	1.92	(0.56)	—	(7.74)	(8.30)	5.66	50,396	22.52	0.72	1.21	4.20 (i)	26
Year Ended March 31, 2013	11.68	0.32	(d)	0.67	0.99	(0.40)	—	(0.23)	(0.63)	12.04	222,839	8.62	0.73	0.76	2.79	24
Year Ended March 31, 2012	13.52	0.38	(d)	(1.77)	(1.39)	(0.45)	—	—	(0.45)	11.68	339,763	(9.78)	0.72	0.72	3.15	31
Year Ended March 31, 2011	12.72	0.33	(d)	0.86	1.19	(0.39)	—	—	(0.39)	13.52	478,223	9.55	0.66	0.66	2.65	43
Year Ended March 31, 2010	8.75	0.34		4.03	4.37	(0.40)	—	—	(0.40)	12.72	839,582	49.93	0.64	0.64	2.46	36
A Shares
Year Ended March 31, 2014	11.94	0.18	(d)	1.68	1.86	(0.53)	—	(7.74)	(8.27)	5.53	2,876	22.11	1.02	1.51	2.36	26
Year Ended March 31, 2013	11.59	0.27	(d)	0.68	0.95	(0.37)	—	(0.23)	(0.60)	11.94	2,621	8.33	0.99	1.04	2.42	24
Year Ended March 31, 2012	13.40	0.38	(d)	(1.79)	(1.41)	(0.40)	—	—	(0.40)	11.59	2,529	(10.05)	1.02	1.02	3.11	31
Year Ended March 31, 2011	12.61	0.28	(d)	0.86	1.14	(0.35)	—	—	(0.35)	13.40	4,459	9.23	0.92	0.92	2.25	43
Year Ended March 31, 2010	8.69	0.25		4.05	4.30	(0.38)	—	—	(0.38)	12.61	5,998	49.46	0.94	0.94	1.72	36

See Notes to Financial Statements.

70

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)

Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2014	$8.31	$0.01	(d)	$2.24	$2.25	$—	$—	$(0.86)	$(0.86)	$9.70	$188,294	27.35%	0.92%	1.09%	0.07%	21%
Year Ended March 31, 2013	12.95	0.03	(d)	0.24	0.27	(0.01)	—	(4.90)	(4.91)	8.31	167,887	3.64	0.94	0.94	0.23	40
Year Ended March 31, 2012	11.55	(0.02	)(d)	1.42	1.40	—	—	—	—	12.95	261,090	12.12	1.07	1.07	(0.17)	19
Year Ended March 31, 2011	9.59	0.01	(d)	1.95	1.96	— (e)	—	—	—	11.55	406,017	20.48	1.04	1.06	0.06	30
Year Ended March 31, 2010	6.57	0.01		3.02	3.03	(0.01)	—	—	(0.01)	9.59	443,918	46.20	0.99	1.04	0.19	62
A Shares
Year Ended March 31, 2014	7.27	(0.02	)(d)	1.96	1.94	—	—	(0.86)	(0.86)	8.35	64,288	26.99	1.19	1.20	(0.20)	21
Year Ended March 31, 2013	11.96	—	(d)(e)	0.21	0.21	—	—	(4.90)	(4.90)	7.27	56,511	3.43	1.20	1.20	(0.01)	40
Year Ended March 31, 2012	10.70	(0.05	)(d)	1.31	1.26	—	—	—	—	11.96	45,854	11.78	1.37	1.37	(0.45)	19
Year Ended March 31, 2011	8.91	(0.02	)(d)	1.81	1.79	—	—	—	—	10.70	46,358	20.09	1.34	1.36	(0.24)	30
Year Ended March 31, 2010	6.11	(0.01)		2.81	2.80	—	—	—	—	8.91	44,994	45.90	1.29	1.34	(0.11)	62
C Shares
Year Ended March 31, 2014	5.71	(0.06	)(d)	1.53	1.47	—	—	(0.86)	(0.86)	6.32	34,249	26.09	1.88	1.88	(0.90)	21
Year Ended March 31, 2013	10.52	(0.06	)(d)	0.15	0.09	—	—	(4.90)	(4.90)	5.71	31,625	2.69	1.89	1.89	(0.70)	40
Year Ended March 31, 2012	9.48	(0.11	)(d)	1.15	1.04	—	—	—	—	10.52	17,363	10.97	2.07	2.07	(1.15)	19
Year Ended March 31, 2011	7.94	(0.08	)(d)	1.62	1.54	—	—	—	—	9.48	17,680	19.40	2.04	2.06	(0.94)	30
Year Ended March 31, 2010	5.49	(0.06)		2.51	2.45	—	—	—	—	7.94	17,516	44.63	1.99	2.04	(0.81)	62

Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2014	15.76	0.24	(d)	3.29	3.53	(0.23)	—	(2.04)	(2.27)	17.02	1,799,158	22.94	0.91	1.06	1.42	81
Year Ended March 31, 2013	13.77	0.24	(d)	1.97	2.21	(0.22)	—	—	(0.22)	15.76	1,442,154	16.24	0.89	0.89	1.74	78
Year Ended March 31, 2012	13.47	0.22	(d)	0.28	0.50	(0.20)	—	—	(0.20)	13.77	1,985,434	3.92	0.82	0.82	1.74	110
Year Ended March 31, 2011	11.71	0.18	(d)	1.75	1.93	(0.17)	—	—	(0.17)	13.47	1,348,969	16.69	0.83	0.83	1.48	134
Year Ended March 31, 2010	7.99	0.17		3.72	3.89	(0.17)	—	—	(0.17)	11.71	1,288,962	49.03	0.81	0.82	1.67	105
A Shares
Year Ended March 31, 2014	15.67	0.19	(d)	3.27	3.46	(0.19)	—	(2.04)	(2.23)	16.90	379,768	22.60	1.19	1.37	1.13	81
Year Ended March 31, 2013	13.70	0.21	(d)	1.95	2.16	(0.19)	—	—	(0.19)	15.67	287,957	15.93	1.16	1.26	1.48	78
Year Ended March 31, 2012	13.41	0.19	(d)	0.27	0.46	(0.17)	—	—	(0.17)	13.70	233,782	3.58	1.12	1.12	1.50	110
Year Ended March 31, 2011	11.66	0.15	(d)	1.74	1.89	(0.14)	—	—	(0.14)	13.41	80,048	16.37	1.13	1.13	1.20	134
Year Ended March 31, 2010	7.96	0.14		3.71	3.85	(0.15)	—	—	(0.15)	11.66	33,805	48.59	1.11	1.12	1.37	105
C Shares
Year Ended March 31, 2014	15.42	0.10	(d)	3.22	3.32	(0.11)	—	(2.04)	(2.15)	16.59	20,239	21.98	1.71	1.71	0.62	81
Year Ended March 31, 2013	13.50	0.12	(d)	1.92	2.04	(0.12)	—	—	(0.12)	15.42	16,394	15.25	1.75	1.75	0.89	78
Year Ended March 31, 2012	13.21	0.08	(d)	0.29	0.37	(0.08)	—	—	(0.08)	13.50	17,027	2.86	1.82	1.82	0.68	110
Year Ended March 31, 2011	11.49	0.06	(d)	1.72	1.78	(0.06)	—	—	(0.06)	13.21	18,686	15.53	1.83	1.83	0.48	134
Year Ended March 31, 2010	7.87	0.07		3.65	3.72	(0.10)	—	—	(0.10)	11.49	19,823	47.43	1.81	1.82	0.67	105

Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2014	13.06	0.14	(d)	2.64	2.78	(0.12)	—	(1.63)	(1.75)	14.09	3,159,585	22.03	1.09	1.10	1.02	108
Year Ended March 31, 2013	11.07	0.16	(d)	2.00	2.16	(0.14)	—	(0.03)	(0.17)	13.06	2,168,210	19.73	1.08	1.08	1.44	123
Year Ended March 31, 2012	12.70	0.17	(d)	(0.66)	(0.49)	(0.17)	—	(0.97)	(1.14)	11.07	1,679,244	(2.33)	1.04	1.04	1.56	182
Year Ended March 31, 2011	11.17	0.10	(d)	2.26	2.36	(0.09)	—	(0.74)	(0.83)	12.70	1,710,610	21.89	1.04	1.04	0.91	170
Year Ended March 31, 2010	6.45	0.11		4.73	4.84	(0.12)	—	—	(0.12)	11.17	803,168	75.36	1.03	1.04	1.11	195

See Notes to Financial Statements.

71

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2014	$12.96	$0.10	(d)	$2.62	$2.72	$(0.09)	$—		$(1.63)	$(1.72)	$13.96	$611,880	21.68%	1.35%	1.40%	0.76%	108%
Year Ended March 31, 2013	10.99	0.13	(d)	1.98	2.11	(0.11)	—		(0.03)	(0.14)	12.96	490,381	19.43	1.34	1.38	1.17	123
Year Ended March 31, 2012	12.62	0.15	(d)	(0.67)	(0.52)	(0.14)	—		(0.97)	(1.11)	10.99	433,674	(2.63)	1.34	1.34	1.40	182
Year Ended March 31, 2011	11.11	0.08	(d)	2.24	2.32	(0.07)	—		(0.74)	(0.81)	12.62	252,165	21.55	1.35	1.35	0.70	170
Year Ended March 31, 2010	6.42	0.09		4.70	4.79	(0.10)	—		—	(0.10)	11.11	36,756	74.87	1.32	1.34	0.70	195
C Shares
Year Ended March 31, 2014	12.77	0.05	(d)	2.58	2.63	(0.05)	—		(1.63)	(1.68)	13.72	81,961	21.26	1.76	1.76	0.36	108
Year Ended March 31, 2013	10.85	0.07	(d)	1.95	2.02	(0.07)	—		(0.03)	(0.10)	12.77	53,893	18.75	1.86	1.86	0.65	123
Year Ended March 31, 2012	12.48	0.07	(d)	(0.66)	(0.59)	(0.07)	—		(0.97)	(1.04)	10.85	42,272	(3.32)	2.04	2.04	0.65	182
Year Ended March 31, 2011	11.02	—	(d)	2.21	2.21	(0.01)	—		(0.74)	(0.75)	12.48	24,496	20.71	2.04	2.04	(0.04)	170
Year Ended March 31, 2010	6.38	0.02		4.67	4.69	(0.05)	—		—	(0.05)	11.02	5,853	73.71	2.03	2.04	0.13	195

Select Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2014	26.91	(0.02	)(d)	6.43	6.41	—	—		(4.74)	(4.74)	28.58	4,952	23.97	1.07	1.07	(0.08)	48
Year Ended March 31, 2013	33.89	0.01	(d)	(0.26)	(0.25)	—	—		(6.73)	(6.73)	26.91	19,813	0.37	1.06	1.06	0.04	57
Year Ended March 31, 2012	32.51	(0.04	)(d)	2.24	2.20	—	—		(0.82)	(0.82)	33.89	34,499	7.31	1.05	1.05	(0.13)	66
Year Ended March 31, 2011	27.79	0.02	(d)	4.70	4.72	—	—		—	—	32.51	80,589	16.98	0.99	0.99	0.07	72
Year Ended March 31, 2010	19.74	0.04		8.03	8.07	(0.02)	—	(e)	—	(0.02)	27.79	114,100	40.93	0.96	0.96	0.18	65
A Shares
Year Ended March 31, 2014	26.22	(0.10	)(d)	6.25	6.15	—	—		(4.74)	(4.74)	27.63	1,000	23.58	1.34	1.34	(0.36)	48
Year Ended March 31, 2013	33.28	(0.06	)(d)	(0.27)	(0.33)	—	—		(6.73)	(6.73)	26.22	765	0.13	1.33	1.33	(0.21)	57
Year Ended March 31, 2012	32.04	(0.13	)(d)	2.19	2.06	—	—		(0.82)	(0.82)	33.28	796	6.98	1.36	1.36	(0.43)	66
Year Ended March 31, 2011	27.47	(0.06	)(d)	4.63	4.57	—	—		—	—	32.04	698	16.64	1.29	1.29	(0.21)	72
Year Ended March 31, 2010	19.54	(0.03)		7.97	7.94	(0.01)	—	(e)	—	(0.01)	27.47	244	40.65	1.25	1.26	(0.10)	65
C Shares
Year Ended March 31, 2014	22.64	(0.26	)(d)	5.38	5.12	—	—		(4.74)	(4.74)	23.02	14,212	22.72	2.04	2.04	(1.06)	48
Year Ended March 31, 2013	29.90	(0.24	)(d)	(0.29)	(0.53)	—	—		(6.73)	(6.73)	22.64	13,675	(0.58)	2.02	2.02	(0.91)	57
Year Ended March 31, 2012	29.08	(0.31	)(d)	1.95	1.64	—	—		(0.82)	(0.82)	29.90	16,053	6.24	2.06	2.06	(1.13)	66
Year Ended March 31, 2011	25.10	(0.23	)(d)	4.21	3.98	—	—		—	—	29.08	18,332	15.86	1.99	1.99	(0.92)	72
Year Ended March 31, 2010	17.99	(0.19)		7.30	7.11	—	—	(e)	—	—	25.10	19,040	39.52	1.96	1.96	(0.81)	65

Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2014	15.66	(0.16	)(d)	4.23	4.07	—	—		(2.91)	(2.91)	16.82	170,409	25.98	1.26	1.31	(0.91)	90
Year Ended March 31, 2013	17.21	(0.08	)(d)	2.19	2.11	—	—		(3.66)	(3.66)	15.66	152,674	14.20	1.21	1.21	(0.50)	50
Year Ended March 31, 2012	17.17	(0.10	)(d)	0.14 (f)	0.04	—	—		—	—	17.21	267,694	0.23	1.23	1.23	(0.62)	71
Year Ended March 31, 2011	13.32	(0.11	)(d)	3.96	3.85	—	—		—	—	17.17	408,399	28.90	1.23	1.23	(0.81)	112
Year Ended March 31, 2010	8.52	(0.09)		4.89	4.80	—	—		—	—	13.32	358,947	56.34	1.22	1.22	(0.76)	103
A Shares
Year Ended March 31, 2014	14.46	(0.15	)(d)	3.90	3.75	—	—		(2.91)	(2.91)	15.30	10,880	25.92	1.29	1.29	(0.94)	90
Year Ended March 31, 2013	16.18	(0.11	)(d)	2.05	1.94	—	—		(3.66)	(3.66)	14.46	10,226	14.07	1.37	1.37	(0.69)	50
Year Ended March 31, 2012	16.19	(0.14	)(d)	0.13 (f)	(0.01)	—	—		—	—	16.18	10,032	(0.06)	1.54	1.54	(0.91)	71
Year Ended March 31, 2011	12.59	(0.15	)(d)	3.75	3.60	—	—		—	—	16.19	12,235	28.59	1.53	1.53	(1.11)	112
Year Ended March 31, 2010	8.08	(0.12)		4.63	4.51	—	—		—	—	12.59	11,517	55.82	1.52	1.52	(1.06)	103

See Notes to Financial Statements.

72

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
C Shares
Year Ended March 31, 2014	$11.77	$(0.20)(d)	$3.16	$2.96	$—	$—	$(2.91)	$(2.91)	$11.82	$7,255	25.10%	1.94%	1.94%	(1.59)%	90%
Year Ended March 31, 2013	13.91	(0.18)(d)	1.70	1.52	—	—	(3.66)	(3.66)	11.77	6,757	13.30	2.05	2.05	(1.39)	50
Year Ended March 31, 2012	14.01	(0.21)(d)	0.11(f)	(0.10)	—	—	—	—	13.91	8,129	(0.71)	2.24	2.24	(1.61)	71
Year Ended March 31, 2011	10.98	(0.21)(d)	3.24	3.03	—	—	—	—	14.01	9,636	27.60	2.23	2.23	(1.81)	112
Year Ended March 31, 2010	7.10	(0.17)	4.05	3.88	—	—	—	—	10.98	8,827	54.65	2.22	2.22	(1.76)	103

Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2014	15.45	0.17(d)	3.11	3.28	(0.14)	—	(0.64)	(0.78)	17.95	1,528,174	21.34	1.22	1.22	1.01	37
Year Ended March 31, 2013	13.80	0.20(d)	2.08	2.28	(0.23)	—	(0.40)	(0.63)	15.45	1,408,597	17.07	1.20	1.20	1.44	27
Year Ended March 31, 2012	14.54	0.12(d)	(0.07)(f)	0.05	(0.12)	—	(0.67)	(0.79)	13.80	1,169,093	1.15	1.20	1.20	0.92	46
Year Ended March 31, 2011	11.76	0.10(d)	2.79	2.89	(0.11)	—	—	(0.11)	14.54	1,002,005	24.68	1.21	1.21	0.82	72
Year Ended March 31, 2010	7.57	0.11	4.20	4.31	(0.12)	—	—	(0.12)	11.76	612,490	57.15	1.21	1.21	1.29	62
A Shares
Year Ended March 31, 2014	15.19	0.12(d)	3.05	3.17	(0.11)	—	(0.64)	(0.75)	17.61	195,098	20.96	1.50	1.50	0.73	37
Year Ended March 31, 2013	13.58	0.15(d)	2.05	2.20	(0.19)	—	(0.40)	(0.59)	15.19	181,308	16.77	1.50	1.50	1.14	27
Year Ended March 31, 2012	14.33	0.08(d)	(0.08)(f)	—	(0.08)	—	(0.67)	(0.75)	13.58	169,100	0.81	1.50	1.50	0.63	46
Year Ended March 31, 2011	11.59	0.06(d)	2.75	2.81	(0.07)	—	—	(0.07)	14.33	103,365	24.38	1.52	1.52	0.48	72
Year Ended March 31, 2010	7.47	0.07	4.15	4.22	(0.10)	—	—	(0.10)	11.59	17,826	56.66	1.50	1.50	1.00	62
C Shares
Year Ended March 31, 2014	14.47	0.06(d)	2.90	2.96	(0.08)	—	(0.64)	(0.72)	16.71	38,408	20.53	1.87	1.87	0.36	37
Year Ended March 31, 2013	12.98	0.08(d)	1.95	2.03	(0.14)	—	(0.40)	(0.54)	14.47	36,015	16.17	1.99	1.99	0.65	27
Year Ended March 31, 2012	13.76	(0.01)(d)	(0.08)(f)	(0.09)	(0.02)	—	(0.67)	(0.69)	12.98	38,107	0.12	2.20	2.20	(0.08)	46
Year Ended March 31, 2011	11.15	(0.02)(d)	2.64	2.62	(0.01)	—	—	(0.01)	13.76	32,074	23.51	2.21	2.21	(0.18)	72
Year Ended March 31, 2010	7.20	0.02	3.97	3.99	(0.04)	—	—	(0.04)	11.15	17,601	55.48	2.21	2.21	0.30	62
Aggressive Growth Allocation Strategy(g)
I Shares
Year Ended March 31, 2014	8.95	0.09(d)	1.50	1.59	(0.29)	—	(1.27)	(1.56)	8.98	14,143	18.41	0.50	0.94	0.99	12
Year Ended March 31, 2013	8.50	0.06(d)	0.48	0.54	(0.09)	—	—	(0.09)	8.95	18,577	6.45	0.40	0.81	0.77	35
Year Ended March 31, 2012	8.57	0.08(d)	(0.02)	0.06	(0.13)	—	—	(0.13)	8.50	18,993	0.89	0.20	0.45	0.98	55
Year Ended March 31, 2011	7.43	0.05(d)	1.18	1.23	(0.09)	—	—	(0.09)	8.57	22,524	16.73	0.20	0.52	0.71	19
Year Ended March 31, 2010	5.06	0.10	2.36	2.46	(0.09)	—	—	(0.09)	7.43	22,335	48.74	—	0.33	1.41	23
A Shares
Year Ended March 31, 2014	8.88	0.09(d)	1.46	1.55	(0.27)	—	(1.27)	(1.54)	8.89	4,752	18.11	0.70	0.95	0.95	12
Year Ended March 31, 2013	8.43	0.04(d)	0.49	0.53	(0.08)	—	—	(0.08)	8.88	4,110	6.30	0.63	0.90	0.51	35
Year Ended March 31, 2012	8.52	0.05(d)	(0.03)	0.02	(0.11)	—	—	(0.11)	8.43	4,982	0.42	0.50	0.75	0.61	55
Year Ended March 31, 2011	7.38	0.04(d)	1.17	1.21	(0.07)	—	—	(0.07)	8.52	4,655	16.48	0.50	0.84	0.51	19
Year Ended March 31, 2010	5.04	0.07	2.34	2.41	(0.07)	—	—	(0.07)	7.38	2,438	48.02	—	0.63	1.03	23
C Shares
Year Ended March 31, 2014	8.69	0.03(d)	1.44	1.47	(0.23)	—	(1.27)	(1.50)	8.66	675	17.50	1.30	1.56	0.31	12
Year Ended March 31, 2013	8.28	(0.01)(d)	0.46	0.45	(0.04)	—	—	(0.04)	8.69	704	5.47	1.27	1.56	(0.10)	35
Year Ended March 31, 2012	8.39	(0.01)(d)	(0.02)	(0.03)	(0.08)	—	—	(0.08)	8.28	811	(0.21)	1.20	1.45	(0.12)	55
Year Ended March 31, 2011	7.30	(0.02)(d)	1.16	1.14	(0.05)	—	—	(0.05)	8.39	1,059	15.70	1.20	1.52	(0.33)	19
Year Ended March 31, 2010	5.00	0.03	2.32	2.35	(0.05)	—	—	(0.05)	7.30	1,554	47.14	—	1.33	0.37	23

See Notes to Financial Statements.

73

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)

Conservative Allocation Strategy(g)
I Shares
Year Ended March 31, 2014	$12.54	$0.24(d	)	$0.68	$0.92	$(0.34)	$—	$(0.52)	$(0.86)	$12.60	$28,894	7.48	%(h)	0.30%	0.38%	1.88%	24%
Year Ended March 31, 2013	12.27	0.21(d	)	0.46	0.67	(0.27)	—	(0.13)	(0.40)	12.54	27,387	5.55		0.27	0.39	1.72	40
Year Ended March 31, 2012	12.07	0.27(d	)	0.38	0.65	(0.34)	—	(0.11)	(0.45)	12.27	21,585	5.61		0.20	0.40	2.24	28
Year Ended March 31, 2011	11.51	0.28(d	)	0.75	1.03	(0.46)	—	(0.01)	(0.47)	12.07	12,897	9.15		0.20	0.66	2.41	28
Year Ended March 31, 2010	9.81	0.27		1.72	1.99	(0.28)	—	(0.01)	(0.29)	11.51	6,310	20.51		0.20	0.53	2.61	29
A Shares
Year Ended March 31, 2014	12.53	0.20(d	)	0.67	0.87	(0.29)	—	(0.52)	(0.81)	12.59	15,271	7.14		0.60	0.66	1.57	24
Year Ended March 31, 2013	12.26	0.17(d	)	0.47	0.64	(0.24)	—	(0.13)	(0.37)	12.53	16,940	5.29		0.56	0.68	1.37	40
Year Ended March 31, 2012	12.06	0.22(d	)	0.39	0.61	(0.30)	—	(0.11)	(0.41)	12.26	24,322	5.32		0.50	0.70	1.83	28
Year Ended March 31, 2011	11.51	0.28(d	)	0.71	0.99	(0.43)	—	(0.01)	(0.44)	12.06	8,371	8.73		0.50	0.96	2.35	28
Year Ended March 31, 2010	9.81	0.23		1.74	1.97	(0.26)	—	(0.01)	(0.27)	11.51	3,137	20.25		0.50	0.89	2.27	29
C Shares
Year Ended March 31, 2014	12.42	0.11(d	)	0.67	0.78	(0.22)	—	(0.52)	(0.74)	12.46	17,110	6.38	(h)	1.30	1.32	0.89	24
Year Ended March 31, 2013	12.18	0.09(d	)	0.47	0.56	(0.19)	—	(0.13)	(0.32)	12.42	15,410	4.58		1.27	1.35	0.73	40
Year Ended March 31, 2012	11.99	0.15(d	)	0.38	0.53	(0.23)	—	(0.11)	(0.34)	12.18	12,447	4.56		1.20	1.40	1.27	28
Year Ended March 31, 2011	11.44	0.17(d	)	0.74	0.91	(0.35)	—	(0.01)	(0.36)	11.99	7,305	8.07		1.20	1.65	1.47	28
Year Ended March 31, 2010	9.77	0.16		1.71	1.87	(0.19)	—	(0.01)	(0.20)	11.44	4,294	19.29		1.20	1.52	1.61	29
Growth Allocation Strategy(g)
I Shares
Year Ended March 31, 2014	11.28	0.14(d	)	1.61	1.75	(0.35)	—	(1.30)	(1.65)	11.38	53,043	15.96		0.50	0.67	1.16	14
Year Ended March 31, 2013	10.64	0.11(d	)	0.68	0.79	(0.15)	—	—	(0.15)	11.28	55,222	7.52		0.40	0.55	1.04	20
Year Ended March 31, 2012	10.56	0.15(d	)	0.15	0.30	(0.22)	—	—	(0.22)	10.64	57,078	3.06		0.20	0.26	1.53	49
Year Ended March 31, 2011	9.52	0.14(d	)	1.13	1.27	(0.23)	—	—	(0.23)	10.56	55,332	13.58		0.20	0.31	1.44	25
Year Ended March 31, 2010	7.02	0.15		2.50	2.65	(0.15)	—	—	(0.15)	9.52	54,407	37.92		0.19	0.24	1.70	21
A Shares
Year Ended March 31, 2014	11.23	0.12(d	)	1.61	1.73	(0.33)	—	(1.30)	(1.63)	11.33	9,609	15.84		0.67	0.67	1.06	14
Year Ended March 31, 2013	10.61	0.09(d	)	0.66	0.75	(0.13)	—	—	(0.13)	11.23	8,975	7.16		0.61	0.64	0.84	20
Year Ended March 31, 2012	10.53	0.12(d	)	0.15	0.27	(0.19)	—	—	(0.19)	10.61	11,092	2.76		0.50	0.56	1.22	49
Year Ended March 31, 2011	9.48	0.13(d	)	1.12	1.25	(0.20)	—	—	(0.20)	10.53	10,934	13.35		0.50	0.61	1.35	25
Year Ended March 31, 2010	7.00	0.13		2.48	2.61	(0.13)	—	—	(0.13)	9.48	3,638	37.46		0.49	0.54	1.39	21
C Shares
Year Ended March 31, 2014	11.08	0.06(d	)	1.56	1.62	(0.27)	—	(1.30)	(1.57)	11.13	2,989	15.05		1.28	1.28	0.49	14
Year Ended March 31, 2013	10.48	0.02(d	)	0.66	0.68	(0.08)	—	—	(0.08)	11.08	2,602	6.55		1.25	1.28	0.22	20
Year Ended March 31, 2012	10.41	0.05(d	)	0.15	0.20	(0.13)	—	—	(0.13)	10.48	2,793	2.03		1.20	1.26	0.50	49
Year Ended March 31, 2011	9.38	0.04(d	)	1.12	1.16	(0.13)	—	—	(0.13)	10.41	3,063	12.50		1.20	1.31	0.43	25
Year Ended March 31, 2010	6.94	0.07		2.46	2.53	(0.09)	—	—	(0.09)	9.38	3,234	36.53		1.19	1.24	0.69	21

Moderate Allocation Strategy(g)
I Shares
Year Ended March 31, 2014	11.11	0.16(d	)	1.09	1.25	(0.31)	—	(0.87)	(1.18)	11.18	109,457	11.56		0.50	0.54	1.44	18
Year Ended March 31, 2013	10.77	0.15(d	)	0.54	0.69	(0.18)	—	(0.17)	(0.35)	11.11	139,912	6.60		0.40	0.43	1.37	29
Year Ended March 31, 2012	10.60	0.20(d	)	0.27	0.47	(0.28)	—	(0.02)	(0.30)	10.77	133,382	4.63		0.20	0.22	1.96	38
Year Ended March 31, 2011	9.84	0.20(d	)	0.90	1.10	(0.34)	—	—	(0.34)	10.60	122,804	11.45		0.20	0.23	2.00	33
Year Ended March 31, 2010	7.76	0.20		2.09	2.29	(0.21)	—	—	(0.21)	9.84	125,016	29.66		0.19	0.21	2.22	21

See Notes to Financial Statements.

74

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2014	$11.08	$0.15(d	)	$1.09	$1.24	$(0.30)	$—	$(0.87)	$(1.17)	$11.15	$20,171	11.48%	0.62%	0.62%	1.32%	18%
Year Ended March 31, 2013	10.75	0.13(d	)	0.54	0.67	(0.17)	—	(0.17)	(0.34)	11.08	19,622	6.36	0.58	0.59	1.19	29
Year Ended March 31, 2012	10.58	0.18(d	)	0.26	0.44	(0.25)	—	(0.02)	(0.27)	10.75	20,366	4.33	0.50	0.52	1.70	38
Year Ended March 31, 2011	9.82	0.18(d	)	0.89	1.07	(0.31)	—	—	(0.31)	10.58	14,416	11.11	0.50	0.53	1.79	33
Year Ended March 31, 2010	7.75	0.17		2.08	2.25	(0.18)	—	—	(0.18)	9.82	8,615	29.23	0.49	0.51	1.91	21
C Shares
Year Ended March 31, 2014	11.00	0.08(d	)	1.08	1.16	(0.23)	—	(0.87)	(1.10)	11.06	14,591	10.81	1.21	1.21	0.73	18
Year Ended March 31, 2013	10.69	0.06(d	)	0.54	0.60	(0.12)	—	(0.17)	(0.29)	11.00	14,106	5.69	1.20	1.21	0.56	29
Year Ended March 31, 2012	10.52	0.10(d	)	0.27	0.37	(0.18)	—	(0.02)	(0.20)	10.69	15,028	3.60	1.20	1.22	0.95	38
Year Ended March 31, 2011	9.77	0.09(d	)	0.90	0.99	(0.24)	—	—	(0.24)	10.52	15,252	10.29	1.20	1.23	0.95	33
Year Ended March 31, 2010	7.72	0.11		2.07	2.18	(0.13)	—	—	(0.13)	9.77	15,431	28.31	1.19	1.21	1.21	21

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Per share data calculated using average shares outstanding method.

(e)	Rounds to less than $0.005 per share.

(f)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(g)	The Fund and its shareholders indirectly bear a pro rata share of the acquired fund fees and expenses incurred by the underlying investment companies in which the Fund is invested. The expense ratios do not include such acquired fund fees and expenses.

(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(i)	The amount shown for the net investment income ratio does not represent the actual prorata amount allocated to the share class due to large redemptions during the year.

See Notes to Financial Statements.

75

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2014

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”).

The Aggressive Growth Stock Fund, International Equity Fund and International Equity Index Fund offer I Shares and A Shares. The Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.75%, if redeemed within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”).

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

76

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include less liquid equities and certain equity securities listed or traded on foreign security exchanges which include a fair valuation adjustment factor applied to their equity prices as of the end of the period.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value, and such securities are considered Level 2 in the fair value hierarchy. Certain Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in other funds including affiliated Funds (See Note 7), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the other funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

77

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2014:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Aggressive Growth Stock Fund
Assets
Common Stocks[1]	$58,644,348	$—	$—		$58,644,348
Money Market Fund	674,888	—	—		674,888

Total Investments	59,319,236	—	—		59,319,236

International Equity Fund
Assets
Common Stocks	11,182,474	19,535,200	—		30,717,674
Preferred Stock[1]	568,026	—	—		568,026
Rights[1]	17,850	—	—		17,850
Money Market Fund	120,193	—	—		120,193

Total Investments	11,888,543	19,535,200	—		31,423,743

International Equity Index Fund
Assets
Common Stocks[1]	18,666,604	33,414,827	0	[2]	52,081,431
Preferred Stock[1]	472,435	39,530	—		511,965
Rights[1]	12,012	—	0	[2]	12,012
Exchange Traded Funds	665,969	—	—		665,969
Trust	—	8,647	—		8,647
Short-Term Investment	—	472,435	—		472,435

Total Investments	19,817,020	33,935,439	0	[2]	53,752,459

Large Cap Growth Stock Fund
Assets
Common Stocks[1]	285,491,530	—	—		285,491,530
Short-Term Investment	—	1,715,475	—		1,715,475
Money Market Fund	1,654,076	—	—		1,654,076

Total Investments	287,145,606	1,715,475	—		288,861,081

Large Cap Value Equity Fund
Assets
Common Stocks[1]	2,160,293,427	—	—		2,160,293,427
Short-Term Investment	—	3,281,000	—		3,281,000
Money Market Fund	23,139,551	—	—		23,139,551

Total Investments	2,183,432,978	3,281,000	—		2,186,713,978

Mid-Cap Value Equity Fund
Assets
Common Stocks[1]	3,732,510,201	—	—		3,732,510,201
Short-Term Investment	—	114,504,510	—		114,504,510
Money Market Fund	105,645,976	—	—		105,645,976

Total Investments	3,838,156,177	114,504,510	—		3,952,660,687

Select Large Cap Growth Stock Fund
Assets
Common Stocks[1]	20,113,942	—	—		20,113,942
Money Market Fund	88,048	—	—		88,048

Total Investments	20,201,990	—	—		20,201,990

Small Cap Growth Stock Fund
Assets
Common Stocks[1]	192,979,106	—	—		192,979,106
Short-Term Investment	—	24,393,915	—		24,393,915
Money Market Fund	340,814	—	—		340,814

Total Investments	193,319,920	24,393,915	—		217,713,835

78

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Cap Value Equity Fund
Assets
Common Stocks[1]	$1,762,104,387	$—	$—	$1,762,104,387
Money Market Fund	3,160,307	—	—	3,160,307

Total Investments	1,765,264,694	—	—	1,765,264,694

Aggressive Growth Allocation Strategy
Assets
Equity Funds	13,960,451	—	—	13,960,451
Fixed Income Funds	2,051,414	—	—	2,051,414
Exchange Traded Funds	3,375,144	—	—	3,375,144
Money Market Fund	186,260	—	—	186,260

Total Investments	19,573,269	—	—	19,573,269

Conservative Allocation Strategy
Assets
Equity Funds	17,621,799	—	—	17,621,799
Fixed Income Funds	33,498,636	—	—	33,498,636
Exchange Traded Funds	9,745,787	—	—	9,745,787
Money Market Fund	571,187	—	—	571,187

Total Investments	61,437,409	—	—	61,437,409

Growth Allocation Strategy
Assets
Equity Funds	40,930,486	—	—	40,930,486
Fixed Income Funds	12,948,926	—	—	12,948,926
Exchange Traded Funds	11,322,874	—	—	11,322,874
Money Market Fund	623,016	—	—	623,016

Total Investments	65,825,302	—	—	65,825,302

Moderate Allocation Strategy
Assets
Equity Funds	65,547,014	—	—	65,547,014
Fixed Income Funds	51,475,849	—	—	51,475,849
Exchange Traded Funds	26,162,540	—	—	26,162,540
Money Market Fund	1,298,021	—	—	1,298,021

Total Investments	$144,483,424	$—	$—	$144,483,424

[1]	Please see the Schedule of Portfolio Investments for Sector or Country Classification.
[2]	As of March 31, 2014 the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are Board fair valued securities for the fiscal year ended March 31, 2014. The Level 3 securities comprised 0.0% of net assets of each Fund. As such, the Level 3 roll forward and change in unrealized appreciation/depreciation of Level 3 securities held at year end have not been presented.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting year. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the year. As of March 31, 2014, securities valued at $19,535,199 and $33,463,005 were transferred from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures for International Equity Fund and International Equity Index Fund, respectively. The transfers were a result of certain equity securities including a fair valuation adjustment factor applied to their equity prices as of March 31, 2014.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent

79

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared quarterly to shareholders of record, and are paid quarterly, except for the International Equity Fund and the International Equity Index Fund for which distributions are declared and paid annually. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to that share class.

(e) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not hold any forward foreign currency contracts during the year ended March 31, 2014.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. The Funds did not hold any derivative instruments during the year ended March 31, 2014.

(g) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(h) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least

80

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

In accordance with the exemptive order obtained from the SEC, the Funds pool their money in a joint trading account, as described below. The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. As of March 31, 2014, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending as of March 31, 2014 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	88,099,772	$88,099,772
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%	289,506,385	289,506,385

Total Investments (Cost $377,606,157)		377,606,157
Amount due to Lending Agent		(31,180)

Net Investment Value		$377,574,977

The following Funds paid securities lending fees to the lending agent during the fiscal year ended March 31, 2014, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
International Equity Fund	$22,948
International Equity Index Fund	18,579
Large Cap Growth Stock Fund	1,277
Large Cap Value Equity Fund	4,913
Mid-Cap Value Equity Fund	116,527
Select Large Cap Growth Stock Fund	65
Small Cap Growth Stock Fund	36,957

(i) Real Estate Investment Trusts — Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(j) Restricted Securities — Certain Funds’ investments are restricted as to resale. All of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments. As of March 31, 2014, the Funds’ did not have any restricted securities.

(k) Foreign Investment Risks — Certain Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to

81

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there may be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risk that may be associated with the Funds.

(l) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(n) Line of Credit — The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with State Street Bank and Trust (“State Street Bank”) for an aggregate amount of $100,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee to State Street Bank in the amount of 0.10% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the one-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees paid to State Street Bank pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2014, the Funds had no borrowings under the LOC.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”), a majority subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques (“Subadvisers”). The Subadvisers for each of the Funds, other than the Allocation Strategies, which are not subadvised, are as follows: Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund; Certium Asset Management LLC serves as the Subadviser for the International Equity Fund and International Equity Index Fund; Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund; and Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Each of the other Subadvisers is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Effective August 1, 2013 the investment advisory fees changed as described in the table below. Breakpoints are used in computing the overall annual advisory fee. The

82

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2014 were as follows:

Fund	Maximum Annual Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived/ Expense Reimbursed	Net Annual Fees Paid*
Aggressive Growth Stock Fund	0.85%	0.85%	(0.06)%	0.79%
International Equity Fund	0.90	0.90	—	0.90
International Equity Index Fund	0.45	0.45	(0.48)	—
Large Cap Growth Stock Fund	0.70	0.70	(0.12)	0.58
Large Cap Value Equity Fund	0.70	0.66	(0.16)	0.50
Mid-Cap Value Equity Fund	0.75	0.69	(0.01)	0.68
Select Large Cap Growth Stock Fund	0.70	0.70	(0.00)**	0.70
Small Cap Growth Stock Fund	0.85	0.85	(0.04)	0.81
Small Cap Value Equity Fund	0.85	0.80	—	0.80
Aggressive Growth Allocation Strategy	0.10	0.10	(0.40)	—
Conservative Allocation Strategy	0.10	0.10	(0.07)	0.03
Growth Allocation Strategy	0.10	0.10	(0.14)	—
Moderate Allocation Strategy	0.10	0.10	(0.03)	0.07

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.
**	Rounds to less than 0.005%

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2014, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2013 to March 31, 2014
Fund	I Shares	A Shares	C Shares
Aggressive Growth Stock Fund	1.29%	1.50%	N/A	%
International Equity Fund*	1.37	1.57	N/A
International Equity Index Fund*	0.68	1.02	N/A
Large Cap Growth Stock Fund*	0.90	1.20	1.90
Large Cap Value Equity Fund*	0.90	1.20	1.90
Mid-Cap Value Equity Fund*	1.10	1.35	1.95
Select Large Cap Growth Stock Fund*	1.09	1.37	2.09
Small Cap Growth Stock Fund*	1.24	1.52	2.24
Small Cap Value Equity Fund	1.31	1.55	2.15
Aggressive Growth Allocation Strategy	0.50	0.70	1.30
Conservative Allocation Strategy	0.30	0.60	1.30
Growth Allocation Strategy	0.50	0.70	1.30
Moderate Allocation Strategy	0.50	0.70	1.30

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

*	For the period April 1, 2013 to July 31, 2013 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares
International Equity Fund	1.37%	1.67%	N/A	%
International Equity Index Fund	0.76	1.02	N/A
Large Cap Growth Stock Fund	1.16	1.40	2.10
Large Cap Value Equity Fund	0.93	1.18	1.88
Mid-Cap Value Equity Fund	1.14	1.35	1.95
Select Large Cap Growth Stock Fund	1.09	1.39	2.09
Small Cap Growth Stock Fund	1.33	1.60	2.25

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitations identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the fiscal year ended March 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2014, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2015	2016	2017
Aggressive Growth Stock Fund	$—	$7,685	$21,142
International Equity Fund	—	—	388
International Equity Index Fund	—	83,256	391,395
Large Cap Growth Stock Fund	—	373	323,087
Large Cap Value Equity Fund	—	275,540	3,069,235
Mid-Cap Value Equity Fund	—	174,546	437,950
Select Large Cap Growth Stock Fund	—	71	298
Small Cap Growth Stock Fund	—	24	78,271
Small Cap Value Equity Fund	—	2,051	—
Aggressive Growth Allocation Strategy	63,460	87,752	84,819
Conservative Allocation Strategy	75,713	65,489	37,397
Growth Allocation Strategy	42,458	86,203	90,194
Moderate Allocation Strategy	34,791	36,646	48,002

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

monthly. For the fiscal year ended March 31, 2014, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A Shares. For the fiscal year ended March 31, 2014, the Distributor did not retain any commissions from contingent deferred sales charges assessed on the redemption of Class C Shares. These fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2014, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Stock Fund	0.30%	N/A	%
International Equity Fund	0.30	N/A
International Equity Index Fund	0.30	N/A
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Select Large Cap Growth Stock Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00
Aggressive Growth Allocation Strategy	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

Shareholder Servicing Fees — The Funds have adopted a shareholder services fee for the I Shares and A Shares. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services under each of these plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a fee under the plan up to an annual rate of 0.40% (except for Conservative Allocation Strategy which may pay 0.20%) of average daily net assets of a Fund’s I Shares or A Shares.

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2014, the Investment Adviser was paid $1,474,486 for these services. Foreside Compliance Services, LLC (“FCS”) an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Fees paid to FCS pursuant to these agreements are reflected on the Statements of Operations as a component of “Other Fees” as applicable.

Neither FCS nor any of its officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for membership at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Aggressive Growth Stock Fund

I Shares
3/31/2014	1,974,875	—	89,126	(1,216,056)	847,945	$42,048,557	$—	$1,850,258	$(25,164,387)	$18,734,428
3/31/2013	788,384	557,942	33,966	(5,894,902)	(4,514,610)	11,308,991	8,812,408	516,966	(87,762,071)	(67,123,706)

A Shares
3/31/2014	834,895	—	22,771	(122,112)	735,554	17,394,636	—	457,695	(2,446,166)	15,406,165
3/31/2013	59,421	211,048	8,544	(287,462)	(8,449)	850,407	3,249,658	126,281	(4,108,929)	117,417

85

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
International Equity Fund

I Shares
3/31/2014	453,732	—	268,683	(21,984,115)	(21,261,700)	$ 5,594,420	$—	$ 3,230,144	$ (273,816,068)	$ (264,991,504)
3/31/2013	304,538	—	416,386	(1,649,890)	(928,966)	3,324,959	—	4,701,003	(18,175,126)	(10,149,164)

A Shares
3/31/2014	22,485	—	38,365	(68,627)	(7,777)	272,452	—	452,044	(841,713)	(117,217)
3/31/2013	46,148	—	6,677	(173,706)	(120,881)	456,522	—	74,655	(1,832,975)	(1,301,798)

International Equity Index Fund

I Shares
3/31/2014	3,265,129	—	12,550,022	(25,427,129)	(9,611,978)	25,304,397	—	96,330,446	(214,776,390)	(93,141,547)
3/31/2013	4,332,693	—	1,348,589	(16,251,788)	(10,570,506)	48,282,851	—	15,845,914	(189,428,895)	(125,300,130)

A Shares
3/31/2014	52,808	—	332,353	(84,736)	300,425	406,063	—	2,079,023	(622,831)	1,862,255
3/31/2013	40,234	—	9,776	(48,644)	1,366	462,359	—	114,083	(553,606)	22,836

Large Cap Growth Stock Fund

I Shares
3/31/2014	2,462,320	—	1,490,087	(4,756,373)	(803,966)	22,297,839	—	14,066,418	(43,898,754)	(7,534,497)
3/31/2013	8,762,312	3,492,724	6,542,464	(18,751,521)	45,979	79,445,415	$28,329,532	60,617,967	(182,678,497)	(14,285,583)

A Shares
3/31/2014	695,600	—	730,585	(1,506,025)	(79,840)	5,328,647	—	5,939,657	(12,032,098)	(763,794)
3/31/2013	158,522	2,081,782	2,317,669	(616,140)	3,941,833	1,681,719	14,767,859	18,358,150	(6,317,343)	28,490,385

C Shares
3/31/2014	65,669	—	673,905	(864,185)	(124,611)	408,449	—	4,157,992	(5,416,238)	(849,797)
3/31/2013	132,952	2,887,824	1,226,477	(358,038)	3,889,215	1,079,328	16,103,232	7,826,769	(3,007,801)	22,001,528

Large Cap Value Equity Fund

I Shares
3/31/2014	30,733,352	—	11,529,412	(28,062,279)	14,200,485	518,848,982	—	189,197,656	(472,625,865)	235,420,773
3/31/2013	25,077,003	—	1,207,277	(78,972,114)	(52,687,834)	354,165,533	—	16,765,852	(1,086,885,991)	(715,954,606)

A Shares
3/31/2014	7,013,928	—	2,598,639	(5,518,406)	4,094,161	118,096,061	—	42,409,786	(93,697,040)	66,808,807
3/31/2013	5,227,404	—	233,944	(4,154,538)	1,306,810	72,308,180	—	3,234,975	(57,728,124)	17,815,031

C Shares
3/31/2014	216,646	—	128,261	(188,024)	156,883	3,600,719	—	2,057,309	(3,092,929)	2,565,099
3/31/2013	27,761	—	9,206	(235,035)	(198,068)	386,924	—	125,947	(3,174,972)	(2,662,101)

Mid-Cap Value Equity Fund

I Shares
3/31/2014	76,742,793	—	23,200,907	(41,694,723)	58,248,977	1,062,753,867	—	309,964,122	(575,839,287)	796,878,702
3/31/2013	62,732,655	—	1,925,608	(50,367,052)	14,291,211	719,919,716	—	22,073,312	(555,762,209)	186,230,819

A Shares
3/31/2014	13,538,638	—	5,036,845	(12,586,982)	5,988,501	185,519,260	—	66,687,833	(172,965,290)	79,241,803
3/31/2013	11,406,198	—	461,060	(13,492,122)	(1,624,864)	129,440,290	—	5,246,696	(150,886,423)	(16,199,437)

C Shares
3/31/2014	2,024,697	—	529,136	(798,000)	1,755,833	27,249,201	—	6,894,640	(10,757,125)	23,386,716
3/31/2013	995,372	—	28,006	(701,152)	322,226	11,399,374	—	318,911	(7,728,920)	3,989,365

Select Large Cap Growth Stock Fund

I Shares
3/31/2014	17,999	—	57,439	(638,390)	(562,952)	486,690	—	1,627,817	(18,580,282)	(16,465,775)
3/31/2013	37,628	—	190,215	(509,604)	(281,761)	1,203,212	—	4,850,470	(15,353,795)	(9,300,113)

A Shares
3/31/2014	4,751	—	5,061	(2,829)	6,983	133,300	—	138,812	(79,377)	192,735
3/31/2013	83	—	6,442	(1,257)	5,268	2,453	—	160,161	(33,901)	128,713

C Shares
3/31/2014	2,274	—	109,812	(98,872)	13,214	54,462	—	2,514,677	(2,393,663)	175,476
3/31/2013	4,832	—	140,854	(78,515)	67,171	135,280	—	3,029,774	(2,037,254)	1,127,800

86

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Small Cap Growth Stock Fund

I Shares
3/31/2014	3,442,017	—	1,573,451	(4,632,872)	382,596	$ 60,665,826	$—	$ 26,465,451	$ (80,961,909)	$ 6,169,368
3/31/2013	2,798,661	—	2,789,975	(11,396,095)	(5,807,459)	45,926,399	—	42,259,903	(180,400,770)	(92,214,468)

A Shares
3/31/2014	75,435	—	118,832	(190,425)	3,842	1,203,569	—	1,818,135	(3,013,077)	8,627
3/31/2013	60,266	—	149,202	(122,170)	87,298	903,912	—	2,088,761	(1,867,429)	1,125,244

C Shares
3/31/2014	8,760	—	123,583	(92,768)	39,575	109,967	—	1,463,224	(1,181,912)	391,279
3/31/2013	4,954	—	143,157	(158,324)	(10,213)	64,955	—	1,652,832	(2,090,516)	(372,729)

Small Cap Value Equity Fund

I Shares
3/31/2014	16,438,452	—	3,653,713	(26,098,646)	(6,006,481)	274,590,119	—	64,013,049	(443,735,991)	(105,132,823)
3/31/2013	29,517,746	—	3,934,578	(27,033,313)	6,419,011	394,490,003	—	54,130,475	(368,373,204)	80,247,274

A Shares
3/31/2014	1,664,349	—	471,572	(2,993,393)	(857,472)	26,876,420	—	8,111,045	(49,405,055)	(14,417,590)
3/31/2013	2,673,326	—	502,626	(3,692,806)	(516,854)	36,010,599	—	6,803,700	(49,797,465)	(6,983,166)

C Shares
3/31/2014	104,590	—	93,730	(388,356)	(190,036)	1,639,182	—	1,531,552	(6,029,056)	(2,858,322)
3/31/2013	242,514	—	96,752	(786,699)	(447,433)	3,113,186	—	1,253,054	(10,175,062)	(5,808,822)

Aggressive Growth Allocation Strategy

I Shares
3/31/2014	236,721	—	259,224	(996,358)	(500,413)	2,175,408	—	2,250,063	(9,341,843)	(4,916,372)
3/31/2013	350,315	—	21,814	(531,727)	(159,598)	2,953,940	—	182,013	(4,430,143)	(1,294,190)

A Shares
3/31/2014	29,169	—	81,687	(39,363)	71,493	267,352	—	702,509	(368,235)	601,626
3/31/2013	31,340	—	4,364	(163,451)	(127,747)	259,482	—	36,257	(1,351,281)	(1,055,542)

C Shares
3/31/2014	3,519	—	12,178	(18,692)	(2,995)	31,648	—	102,172	(166,319)	(32,499)
3/31/2013	4,422	—	431	(21,962)	(17,109)	35,875	—	3,554	(180,543)	(141,114)

Conservative Allocation Strategy

I Shares
3/31/2014	768,494	—	106,405	(764,858)	110,041	9,667,820	—	1,303,459	(9,694,615)	1,276,664
3/31/2013	1,022,598	—	50,141	(648,506)	424,233	12,555,695	—	613,108	(7,992,721)	5,176,082

A Shares
3/31/2014	109,511	—	78,559	(326,814)	(138,744)	1,383,058	—	962,342	(4,115,209)	(1,769,809)
3/31/2013	275,304	—	45,505	(952,163)	(631,354)	3,384,054	—	556,374	(11,592,246)	(7,651,818)

C Shares
3/31/2014	381,780	—	68,359	(317,613)	132,526	4,775,567	—	830,558	(3,962,163)	1,643,962
3/31/2013	399,970	—	26,155	(206,682)	219,443	4,893,645	—	317,879	(2,528,423)	2,683,101

Growth Allocation Strategy

I Shares
3/31/2014	811,180	—	613,236	(1,659,884)	(235,468)	9,429,511	—	6,757,860	(19,430,345)	(3,242,974)
3/31/2013	1,299,488	—	69,802	(1,834,564)	(465,274)	13,790,952	—	737,347	(19,498,083)	(4,969,784)

A Shares
3/31/2014	53,600	—	113,019	(117,314)	49,305	611,939	—	1,240,946	(1,347,615)	505,270
3/31/2013	58,650	—	11,031	(316,332)	(246,651)	624,908	—	116,319	(3,380,801)	(2,639,574)

C Shares
3/31/2014	37,232	—	32,103	(35,737)	33,598	433,209	—	346,712	(407,166)	372,755
3/31/2013	19,707	—	1,761	(53,088)	(31,620)	207,384	—	18,512	(555,888)	(329,992)

Moderate Allocation Strategy

I Shares
3/31/2014	1,842,063	—	1,133,107	(5,779,106)	(2,803,936)	20,854,281	—	12,294,213	(64,736,798)	(31,588,304)
3/31/2013	3,122,940	—	413,981	(3,326,842)	210,079	33,410,361	—	4,414,077	(36,008,340)	1,816,098

A Shares
3/31/2014	128,195	—	177,337	(266,651)	38,881	1,447,503	—	1,918,786	(3,008,128)	358,161
3/31/2013	98,860	—	54,504	(277,543)	(124,179)	1,059,492	—	580,399	(2,975,776)	(1,335,885)

C Shares
3/31/2014	118,735	—	117,312	(198,858)	37,189	1,323,537	—	1,262,275	(2,247,999)	337,813
3/31/2013	74,145	—	32,577	(230,845)	(124,123)	792,237	—	345,909	(2,449,474)	(1,311,328)

87

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2014 were as follows:

Fund	Purchases	Sales and Maturities
Aggressive Growth Stock Fund	$48,146,179	$17,433,876
International Equity Fund	28,376,610	288,617,272
International Equity Index Fund	21,555,754	214,663,586
Large Cap Growth Stock Fund	57,522,783	94,926,952
Large Cap Value Equity Fund	1,619,779,455	1,547,152,233
Mid-Cap Value Equity Fund	3,973,258,415	3,445,198,390
Select Large Cap Growth Stock Fund	13,532,551	33,508,212
Small Cap Growth Stock Fund	167,192,777	184,959,368
Small Cap Value Equity Fund	617,217,367	782,552,969
Aggressive Growth Allocation Strategy	2,650,563	10,102,971
Conservative Allocation Strategy	14,711,997	14,104,006
Growth Allocation Strategy	9,022,032	19,412,144
Moderate Allocation Strategy	29,543,669	65,448,787

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2014 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Stock Fund	$43,464,730	$16,761,554	$(907,048)	$15,854,506
International Equity Fund	22,466,175	9,362,863	(405,295)	8,957,568
International Equity Index Fund	33,019,289	22,875,431	(2,142,261)	20,733,170
Large Cap Growth Stock Fund	173,354,182	117,309,674	(1,802,775)	115,506,899
Large Cap Value Equity Fund	1,694,121,852	497,953,641	(5,361,515)	492,592,126
Mid-Cap Value Equity Fund	3,423,185,638	575,836,996	(46,361,947)	529,475,049
Select Large Cap Growth Stock	13,144,850	7,128,240	(71,100)	7,057,140
Small Cap Growth Stock Fund	171,877,945	48,923,823	(3,087,933)	45,835,890
Small Cap Value Equity Fund	1,358,566,485	429,537,900	(22,839,691)	406,698,209
Aggressive Growth Allocation Strategy	16,136,188	3,514,665	(77,584)	3,437,081
Conservative Allocation Strategy	58,370,607	3,772,070	(705,268)	3,066,802
Growth Allocation Strategy	55,354,482	10,487,671	(16,851)	10,470,820
Moderate Allocation Strategy	126,240,146	18,264,353	(21,075)	18,243,278

88

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2014 was as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
Aggressive Growth Stock Fund	$—	$2,513,163	$—	$2,513,163
International Equity Fund	3,660,540	499,636	—	4,160,176
International Equity Index Fund	9,231,079	96,921,692	—	106,152,771
Large Cap Growth Stock Fund	432,260	26,407,308	—	26,839,568
Large Cap Value Equity Fund	101,306,533	151,917,675	—	253,224,208
Mid-Cap Value Equity Fund	345,522,789	75,524,921	—	421,047,710
Select Large Cap Growth Stock Fund	169,071	4,192,365	—	4,361,436
Small Cap Growth Stock Fund	6,201,414	24,083,579	—	30,284,993
Small Cap Value Equity Fund	21,774,230	54,048,842	—	75,823,072
Aggressive Growth Allocation Strategy	601,491	2,532,822	—	3,134,313
Conservative Allocation Strategy	1,324,040	2,351,459	—	3,675,499
Growth Allocation Strategy	1,757,919	6,644,845	—	8,402,764
Moderate Allocation Strategy	4,097,522	11,703,412	—	15,800,934

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2014.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2013 was as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
Aggressive Growth Stock Fund	$—	$2,009,391	$—	$2,009,391
International Equity Fund	5,025,278	—	—	5,025,278
International Equity Index Fund	10,553,137	6,132,178	—	16,685,315
Large Cap Growth Stock Fund	1,385,081	109,806,620	—	111,191,701
Large Cap Value Equity Fund	26,153,792	—	—	26,153,792
Mid-Cap Value Equity Fund	31,008,758	—	—	31,008,758
Select Large Cap Growth Stock Fund	—	8,493,940	—	8,493,940
Small Cap Growth Stock Fund	—	51,737,625	—	51,737,625
Small Cap Value Equity Fund	23,854,316	40,231,084	—	64,085,400
Aggressive Growth Allocation Strategy	229,343	—	—	229,343
Conservative Allocation Strategy	1,277,134	501,787	—	1,778,921
Growth Allocation Strategy	877,476	—	—	877,476
Moderate Allocation Strategy	2,799,033	2,686,735	—	5,485,768

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2013.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

89

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

As of March 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation*	Loss Carryforwards And Deferrals	Total
Aggressive Growth Stock Fund	$—	$601,545	$15,854,506	$(3,320,970)	$13,135,081
International Equity Fund	123,886	883,573	8,979,323	(3,298,188)	6,688,594
International Equity Index Fund	591,626	2,573,234	20,737,738	—	23,902,598
Large Cap Growth Stock Fund	2,744,037	7,816,391	115,506,899	(4,919,621)	121,147,706
Large Cap Value Equity Fund	36,433,819	56,914,873	492,592,126	—	585,940,818
Mid-Cap Value Equity Fund	90,190,140	91,656,426	529,475,049	—	711,321,615
Select Large Cap Growth Stock Fund	660,725	3,625,853	7,057,140	—	11,343,718
Small Cap Growth Stock Fund	2,543,172	10,136,196	45,835,890	—	58,515,258
Small Cap Value Equity Fund	12,666,581	198,216,053	406,698,283	—	617,580,917
Aggressive Growth Allocation Strategy	64,840	1,310,842	3,437,209	—	4,812,891
Conservative Allocation Strategy	211,933	1,403,597	3,066,802	—	4,682,332
Growth Allocation Strategy	100,375	2,801,332	10,470,820	—	13,372,527
Moderate Allocation Strategy	375,178	6,465,792	18,243,278	—	25,084,248

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2014, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Aggressive Growth Stock Fund*	$1,381,083	$—	$1,381,083
International Equity Fund**	—	—	—

*	Of the $2,132,646 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $751,563 of capital loss carryforward was utilized. The remaining $1,381,083 has no expiration date.
**	Of the $2,478,067 of capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013, the entire amount was utilized.

As of March 31, 2014, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2017	2018	Total
Aggressive Growth Stock Fund*	$1,787,246	$—	$1,787,246
International Equity Fund**	—	3,298,188	3,298,188
Large Cap Growth Stock Fund***	4,919,621	—	4,919,621

*	Of the $1,857,837 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $70,591 was written off as capital loss carryforward lost unused. The remaining $1,787,246 will expire in 2017.
**	Of the $288,754,083 of capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013, $238,884,792 was written off as capital loss carryforward lost unused, $46,571,103 was utilized, and the remaining $3,298,188, will expire in 2018.
***	Of the $6,559,495 of remaining capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, $1,639,874 was utilized, and the remaining $4,919,621, will expire in 2017.

90

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

During the fiscal year ended March 31, 2014, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Aggressive Growth Stock Fund	$751,563
International Equity Fund	49,049,170
Large Cap Growth Stock Fund	1,639,874

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses, between November 1 and March 31, and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2014, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2014.

7.	Investments in Affiliated Issuers

Affiliated holdings are holdings in mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers as of March 31, 2014 were as follows:

Name of Affiliated Issuer	Share Balance at March 31, 2013	Purchases	Sales	Share Balance at March 31, 2014	Value at March 31, 2014	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Aggressive Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	2,828	—	2,828	—	$—	$—	$—	$21,902
RidgeWorth Corporate Bond Fund	848	36	399	485	4,271	187	133	(232)
RidgeWorth High Income Fund	35,463	2,797	19,445	18,815	136,600	10,390	2,825	2,481
RidgeWorth Intermediate Bond Fund	15,418	13	15,280	151	1,476	74	56	(3,382)
RidgeWorth International Equity Fund	118,661	14,884	31,877	101,668	1,265,764	120,587	22,446	20,320
RidgeWorth International Equity Index Fund	2,272	3,268	531	5,009	28,349	1,567	19,761	79
RidgeWorth Large Cap Growth Stock Fund	554,025	66,320	59,238	561,107	5,442,741	—	485,815	(103,870)
RidgeWorth Large Cap Value Equity Fund	303,311	41,662	109,822	235,151	4,002,262	54,325	473,583	424,578
RidgeWorth Mid-Cap Value Equity Fund	150,309	18,374	47,577	121,106	1,706,386	15,077	196,905	128,479
RidgeWorth Seix Floating Rate High Income Fund	17,638	3,477	5,986	15,129	137,069	6,285	—	(77)
RidgeWorth Seix High Yield Fund	26,407	2,669	14,351	14,725	146,514	11,326	4,872	1,182
RidgeWorth Select Large Cap Growth Stock Fund	58,949	1,125	57,242	2,832	80,928	—	31,892	199,638
RidgeWorth Small Cap Growth Stock Fund	52,549	8,249	17,095	43,703	735,081	—	122,004	37,027
RidgeWorth Small Cap Value Equity Fund	53,752	2,901	17,715	38,938	698,940	5,905	26,980	101,610
RidgeWorth Total Return Bond Fund	253,200	12,190	117,512	147,878	1,542,371	42,348	14,853	(77,094)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	18,000	69	9,856	8,213	83,113	703	—	(343)

Total					$16,011,865	$268,774	$1,402,125	$752,298

91

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

Name of Affiliated Issuer	Share Balance at March 31, 2013	Purchases	Sales	Share Balance at March 31, 2014	Value at March 31, 2014	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Conservative Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	2,596	—	2,596	—	$—	$—	$—	$19,927
RidgeWorth Corporate Bond Fund	9,381	623	—	10,004	88,037	2,712	2,732	—
RidgeWorth High Income Fund	322,284	30,168	49,426	303,026	2,199,966	130,604	45,146	(7,087)
RidgeWorth Intermediate Bond Fund	151,145	284	150,092	1,337	13,047	2,391	492	(10,859)
RidgeWorth International Equity Fund	115,672	24,152	22,951	116,873	1,455,067	139,035	26,061	5,654
RidgeWorth International Equity Index Fund	3,727	5,986	1,349	8,364	47,343	2,985	35,373	(4,733)
RidgeWorth Large Cap Growth Stock Fund	580,122	160,811	26,236	714,697	6,932,565	—	534,136	(71,536)
RidgeWorth Large Cap Value Equity Fund	308,743	62,631	71,398	299,976	5,105,585	68,668	598,618	73,251
RidgeWorth Mid-Cap Value Equity Fund	150,552	27,172	23,949	153,775	2,166,690	18,496	241,563	11,136
RidgeWorth Seix Floating Rate High Income Fund	179,449	57,750	—	237,199	2,149,019	79,535	—	—
RidgeWorth Seix High Yield Fund	256,212	31,018	53,795	233,435	2,322,675	138,028	76,255	(11,416)
RidgeWorth Select Large Cap Growth Stock Fund	53,272	5,384	54,838	3,818	109,126	—	152,588	92,286
RidgeWorth Small Cap Growth Stock Fund	52,478	10,441	8,165	54,754	920,970	—	148,011	6,860
RidgeWorth Small Cap Value Equity Fund	53,578	3,972	8,277	49,273	884,453	7,248	33,117	15,824
RidgeWorth Total Return Bond Fund	2,604,637	276,662	444,649	2,436,650	25,414,260	579,209	250,627	(284,787)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	207,684	27,291	105,367	129,608	1,311,632	10,711	—	1,247

Total					$51,120,435	$1,179,622	$2,144,719	$(164,233)

Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	5,072	—	5,072	—	$—	$—	$—	$40,529
RidgeWorth Corporate Bond Fund	3,934	138	2,819	1,253	11,029	874	342	(1,185)
RidgeWorth High Income Fund	188,708	25,823	96,322	118,209	858,201	55,922	15,767	18,478
RidgeWorth Intermediate Bond Fund	66,503	44	66,384	163	1,592	393	60	(428)
RidgeWorth International Equity Fund	303,884	39,976	59,683	284,177	3,538,004	310,743	57,897	16,034
RidgeWorth International Equity Index Fund	3,790	4,929	1,609	7,110	40,242	2,269	30,505	579
RidgeWorth Large Cap Growth Stock Fund	1,376,930	297,816	41,605	1,633,141	15,841,468	—	1,234,906	(107,656)
RidgeWorth Large Cap Value Equity Fund	774,279	104,488	186,548	692,219	11,781,574	153,469	1,337,872	576,964
RidgeWorth Mid-Cap Value Equity Fund	378,910	46,226	66,583	358,553	5,052,012	41,902	547,251	143,276
RidgeWorth Seix Floating Rate High Income Fund	79,556	26,989	7,739	98,806	895,180	33,553	—	(1,427)

92

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

Name of Affiliated Issuer	Share Balance at March 31, 2013	Purchases	Sales	Share Balance at March 31, 2014	Value at March 31, 2014	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Seix High Yield Fund	137,247	14,252	64,445	87,054	$866,184	$61,704	$29,470	$35,966
RidgeWorth Select Large Cap Growth Stock Fund	148,432	10,279	142,236	16,475	470,865	—	291,318	357,852
RidgeWorth Small Cap Growth Stock Fund	131,660	21,331	25,484	127,507	2,144,674	—	335,045	43,577
RidgeWorth Small Cap Value Equity Fund	134,781	6,640	26,566	114,855	2,061,647	16,375	74,825	77,597
RidgeWorth Total Return Bond Fund	1,149,972	97,523	307,996	939,499	9,798,977	231,183	95,091	(174,236)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	59,269	18,077	26,184	51,162	517,763	3,634	—	(778)

Total					$53,879,412	$912,021	$4,050,349	$1,025,142

Moderate Allocation Strategy
RidgeWorth Corporate Bond Fund	19,956	318	16,684	3,590	$31,591	$1,841	$980	$(4,927)
RidgeWorth High Income Fund	816,510	63,636	357,840	522,306	3,791,941	254,768	80,015	43,203
RidgeWorth Intermediate Bond Fund	129,271	169	128,087	1,353	13,204	1,212	498	6,635
RidgeWorth International Equity Fund	555,833	62,093	164,294	453,632	5,647,723	593,375	110,805	23,042
RidgeWorth International Equity Index Fund	18,046	15,622	20,169	13,499	76,405	5,657	107,898	(2,153)
RidgeWorth Large Cap Growth Stock Fund	2,626,241	388,103	339,432	2,674,912	25,946,648	—	2,272,582	(950,839)
RidgeWorth Large Cap Value Equity Fund	1,480,871	192,863	560,407	1,113,327	18,948,824	286,657	2,498,940	1,597,822
RidgeWorth Mid-Cap Value Equity Fund	727,258	89,195	242,117	574,336	8,092,387	77,720	1,015,050	489,323
RidgeWorth Seix Floating Rate High Income Fund	362,831	61,025	33,110	390,746	3,540,159	148,733	—	(5,601)
RidgeWorth Seix High Yield Fund	579,165	54,834	232,194	401,805	3,997,959	274,636	148,329	57,858
RidgeWorth Select Large Cap Growth Stock Fund	275,025	20,506	288,038	7,493	214,148	—	581,134	848,820
RidgeWorth Small Cap Growth Stock Fund	246,656	38,359	83,398	201,617	3,391,197	—	614,914	84,663
RidgeWorth Small Cap Value Equity Fund	252,549	11,298	83,920	179,927	3,229,682	30,071	137,406	288,768
RidgeWorth Total Return Bond Fund	5,397,450	162,268	1,922,982	3,636,736	37,931,157	1,083,357	461,951	(1,029,138)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	281,047	164,026	230,662	214,411	2,169,838	16,608	—	(192)

Total					$117,022,863	$2,774,635	$8,030,502	$1,447,284

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

93

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

Employees of the Investment Adviser, in partnership with affiliated investment funds of Lightyear Capital, a private equity firm, have entered into an agreement to acquire all outstanding equity securities of the Adviser from SunTrust Banks, Inc. This transaction is expected to close on or about May 31, 2014. Because the existing advisory and subadvisory agreements for the Funds will terminate automatically upon the closing of the transaction, new advisory and subadvisory agreements that have been approved by shareholders, and are substantially identical in all material respects to the existing agreements, will take effect at that time. For any Fund whose shareholders have not yet approved a new advisory or subadvisory agreement, a substantially identical interim agreement that has been approved by the Board will take effect at the close of the transaction so as to permit additional time to obtain shareholder approval of a new agreement.

94

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2014

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy (thirteen of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 27, 2014

Boston, Massachusetts

95

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Aggressive Growth Stock Fund	$2,513,163
International Equity Fund	499,636
International Equity Index Fund	96,921,692
Large Cap Growth Stock Fund	26,407,308
Large Cap Value Equity Fund	151,917,675
Mid-Cap Value Equity Fund	75,524,921
Select Large Cap Growth Stock Fund	4,192,365
Small Cap Growth Stock Fund	24,083,579
Small Cap Value Equity Fund	54,048,842
Aggressive Growth Allocation Strategy Fund	2,532,822
Conservative Allocation Strategy	2,351,459
Growth Allocation Strategy Fund	6,644,845
Moderate Allocation Strategy	11,703,412

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the year ended March 31, 2014 qualify for the corporate dividends received deductions:

Fund	Dividend Received Deduction
Large Cap Growth Stock Fund	100.00%
Large Cap Value Equity Fund	40.27
Mid-Cap Value Equity Fund	19.11
Small Cap Value Equity Fund	100.00
Select Large Cap Growth Stock Fund	32.68
Small Cap Growth Stock Fund	31.92
Aggressive Growth Allocation Strategy Fund	11.95
Conservative Allocation Strategy Fund	7.29
Growth Allocation Strategy Fund	11.92
Moderate Allocation Strategy Fund	10.39

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the years ended March 31, the following funds elected to pass through foreign taxes as follows:

Fund	2014	2013
International Equity Fund	$323,593	$289,152
International Equity Index Fund	303,000	404,226
Aggressive Growth Allocation Strategy Fund	3,883	1,840
Conservative Allocation Strategy Fund	32,349	1,852
Growth Allocation Strategy Fund	10,560	4,582
Moderate Allocation Strategy Fund	19,195	9,096

96

OTHER FEDERAL TAX INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

For the year ended March 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Fund	88.60%
International Equity Index Fund	46.97
Large Cap Growth Stock Fund	100.00
Large Cap Value Equity Fund	41.80
Mid-Cap Value Equity Fund	20.01
Select Large Cap Growth Stock Fund	32.57
Small Cap Growth Stock Fund	31.92
Small Cap Value Equity Fund	100.00
Aggressive Growth Allocation Strategy Fund	29.30
Conservative Allocation Strategy Fund	16.01
Growth Allocation Strategy Fund	56.01
Moderate Allocation Strategy Fund	23.36

The following RidgeWorth Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries for the year ended March 31, 2014.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$4,103,575	$323,593
International Equity Index Fund	4,314,822	303,000
Aggressive Growth Allocation Strategy Fund	43,754	3,883
Conservative Allocation Strategy Fund	406,450	32,349
Growth Allocation Strategy Fund	120,748	10,560
Moderate Allocation Strategy Fund	219,202	19,195

The following RidgeWorth Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries for the year ended March 31, 2013.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$8,675,528	$289,152
International Equity Index Fund	10,713,291	404,226
Aggressive Growth Allocation Strategy Fund	45,522	1,840
Conservative Allocation Strategy Fund	46,224	1,852
Growth Allocation Strategy Fund	113,103	4,582
Moderate Allocation Strategy Fund	224,268	9,096

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders received or will receive more detailed information with their 2013 and 2014 Form 1099-DIV’s, respectively.

97

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held by Trustee During the Past 5 Years
Tim E. Bentsen Age: 60	Independent Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP.	33	None
Jeffrey M. Biggar Age: 63	Independent Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (2000-2006).	33	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn Age: 71	Independent Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	33	Genuine Parts Company; Oxford Industries; Acuity Brands, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
Sidney E. Harris Age: 64	Independent Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	33	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Warren Y. Jobe Age: 73	Independent Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	33	WellPoint; UNS Energy (thru 2013)
Connie D. McDaniel Age: 55	Independent Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	33	Total System Services, Inc.
Ashi S. Parikh* Age: 47	Interested Trustee	Trustee since 2013	Chairman, Chief Executive Officer, and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	33	None

*	As an interested employee of the Adviser, Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act.

98

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Age: 41	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell Age: 59	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004-2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006-2008 and October 2009-2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011).
Denise R. Lewis Age: 50	Treasurer and Chief Financial Officer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006-2012).
Benjamin H. Lowe Age: 36	Assistant Treasurer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 39	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 49	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since October 2013	Director, Foreside Compliance Services, LLC (October 2008-present).
Francine S. Hayes State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 46	Secretary and Chief Legal Officer	One year; since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 1995).*
Danio Mastropieri State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 41	Assistant Secretary	One year; since October 2013	Vice President and Counsel, State Street Bank and Trust Company (since 2013); Vice President, Citi Fund Services, Inc. (2007–2013).#

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.
#	During the period indicated the Officer held various positions at Citi Fund Services, Inc. and had provided his final title.

99

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Renewal of Existing Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Ceredex Value Advisors LLC, Certium Asset Management LLC, Silvant Capital Management LLC, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 10, 2013, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 20, 2013, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services.    The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information

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pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance.    The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses.    With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability.    The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale.    The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Approval of New Advisory and Subadvisory Agreements

In addition to its consideration of the annual continuance of the existing advisory and subadvisory agreements discussed above, the Board met on December 20, 2013 to consider the approval of new advisory and subadvisory agreements in connection with a proposed transaction in which employees of the Adviser, in partnership with affiliated investment funds of private equity firm Lightyear Capital, will acquire all outstanding equity shares of the Adviser from SunTrust Banks, Inc. Under the 1940 Act, consummation of the transaction will result in the automatic termination of all of the existing investment advisory and subadvisory agreements. For the Adviser and Subadvisers to continue to provide investment advisory services to the Funds following the closing of the transaction, the Board must approve new agreements that, subject to shareholder approval, will take effect upon the consummation of the transaction, which is expected to occur on or about May 31, 2014.

The new agreements are identical in all materials respects to the existing agreements, except for the dates of execution, effectiveness, and termination. Advisory compensation for each Fund will not change, nor will the services provided under the agreements.

The Board met several times, including on May 22, 2013, June 3, 2013, August 20, 2013, September 10, 2013, October 10, 2013, November 20, 2013, December 13, 2013, and December 20, 2013, to review information about the transaction and its potential impact on the Funds and consider the terms of the new agreements. The Board, including the Independent Trustees, had an opportunity to review the information provided in advance of the meetings by the Adviser and counsel to the Funds. This information included materials that provided detailed information about the transaction, including information about the financial terms of the transaction, information from Lightyear Capital provided in response to a detailed series of questions submitted by counsel to the Independent Trustees, information about Lightyear Capital (affiliated investment funds of which will own a majority

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beneficial interest in the Adviser following the transaction), and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the transaction with representatives of the Adviser and Lightyear Capital, and the Independent Trustees also met in executive session with their counsel on various occasions throughout the process.

The Board considered this information carefully in conjunction with the detailed information provided to it by the Adviser in connection with the Board meetings held on October 10, 2013 and November 20, 2013, with respect to the Board’s annual consideration and approval of the continuance of the Funds’ existing advisory agreements. In evaluating the new agreements on December 20, 2013, the Board conducted a review that was specifically focused upon the approval of those agreements, and relied upon its knowledge, resulting from its meetings throughout the year and over the years, of the Adviser and its services and the Funds.

In approving the new agreements, the Trustees considered several factors discussed below. The Board was advised by legal counsel with respect to its deliberations regarding the approval of the new agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. Its determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent, and Quality of Services.    The Board considered information it believed necessary to assess the stability of the Adviser and Subadvisers as a result of the transaction and to assess the ongoing nature and quality of services to be provided to the Funds following the transaction. The Board reviewed the details of the anticipated equity structure of the Adviser and Subadvisers as a result of the transaction generally and with respect to the identity and business of the entities and individuals that are expected to become direct or indirect equity owners of the Adviser and Subadvisers as a result of the transaction, including the financial resources of those entities and their ability to assist in growing the Adviser’s business and/or in servicing the Funds.

In this regard, the Board considered information about how the Adviser’s and Subadvisers’ management and operations would be structured following the transaction, including in particular how the transaction might affect the Adviser’s and Subadvisers’ performance or delivery of services under the new agreements. In particular, the Board noted that the transaction would result in key investment personnel and executives of the Adviser having additional equity stakes in the Adviser, which should further align their long-term interests with the interests of the Adviser. In addition, the Board observed that these and other employees’ ownership in the Adviser, and the long-term nature of that ownership, and potentially increasing benefits to management from the growth of assets under management, should help the Adviser retain key management and investment personnel, which it deemed important when considering the stability of the Adviser.

The Board considered information addressing the projected benefits to the Adviser expected to result from the transaction. It received information describing how the transaction is expected to affect the Adviser’s business, including key personnel, the Adviser’s continuing relationship with SunTrust Banks, Inc. and/or new or changed agreements with SunTrust Banks, Inc. and its affiliates regarding the Adviser’s personnel or services. The Board reviewed the actions proposed to be taken to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. In addition, the Board considered information received from the Adviser outlining certain staff reductions that could result from efficiencies gained through the consolidation of duplicative administrative functions. Also, the Board considered information received from the Adviser regarding its proposed financial structure, including new debt of $115 million in a term credit facility and $10 million in a revolving credit facility, as well as its projected financial condition and resources following the closing of the transaction.

With respect to the Funds’ portfolio managers, the Board received information describing changes that the Adviser anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the Funds’ shareholders and to promote the long term performance of the Funds.

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The Adviser summarized for the Board its efforts both initially and on an ongoing basis to retain the Adviser’s clients and to respond to questions from clients and potential clients regarding the transaction. In this regard, the Board also considered information concerning SunTrust Banks, Inc.’s and the Adviser’s plans for the Adviser or its affiliates to continue to provide investment management and research to SunTrust Banks, Inc. and its clients on terms substantially similar to those currently in place. The Board also considered the general experience, business and operations of the Adviser.

With respect to Lightyear Capital, the Board engaged in a robust due diligence process, which included meeting Lightyear Capital personnel on multiple occasions and interviewing personnel from Lightyear Capital portfolio companies. The Board reviewed Lightyear Capital’s organizational and business structure and the experience of its key personnel. The Board also considered Lightyear Capital’s operating, transaction, and strategic management experience.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the new agreements. The Board concluded that it was reasonably likely that the Adviser and Subadvisers would continue to provide the same type and quality of services to the Funds following the transaction as they had historically provided.

Performance.    In considering the investment performance of the Funds, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. In this regard, it had reviewed each Fund’s performance, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. Based on this review, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported the approval of the new agreements.

Fund Expenses.    With respect to advisory fees, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. In this regard, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board also noted that the Adviser and Subadvisers did not propose or anticipate proposing any change in the current advisory fees or other fees applicable to the Funds as a result of the transaction. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the new agreements.

Profitability.    With respect to profitability, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. The Board also reviewed new information that described the anticipated effect of the transaction on the Adviser’s and Subadvisers’ profitability after the transaction. While the Board found that the profitability of the Adviser and Subadvisers generally is within the range the Board considered reasonable, the Board observed that any projection regarding profitability under the circumstances would depend on many assumptions as to the Adviser’s financial condition and operations following the transaction and would be speculative, but that profitability is expected to be moderately reduced.

Economies of Scale.    In considering economies of scale, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. In this regard, the Board considered the existence of economies of scale and whether they were passed along to shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and

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Subadvisers. The Board considered the Adviser’s representation that it would continue to seek to share economies of scale with the Funds and their shareholders in the future. The Board concluded that, within the context of its full deliberations, the Adviser’s efforts in this regard supported the approval of the new agreements.

Approval of Interim Advisory and Subadvisory Agreements

If the transaction were to close without the new agreements being approved by shareholders, the existing advisory and subadvisory agreements would terminate as of the date of the transaction and the Adviser and Subadvisers for whom new agreements have not yet been approved by shareholders would cease to be able to provide services to the applicable Funds. To ensure that advisory services are continuously provided to each Fund, at the December 20, 2013 meeting, the Board also considered the approval of interim advisory agreements with the Adviser and Subadvisers in accordance with Rule 15a-4 under the 1940 Act. The interim agreements, which would take effect as necessary at the closing of the transaction, would provide the Board time to consider what other action is necessary, appropriate, and in the best interests of a Fund and its shareholders under the circumstances. Rule 15a-4 permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund’s board, including a majority of its members who are not “interested persons” (as defined by Section 2(a)(19) under the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

•	The interim agreement terminates within 150 days after its effective date;

•	Compensation to be received by the adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

•	Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

•	If shareholders approve a new advisory agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

•	If shareholders do not approve a new advisory agreement within the above timeframe, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

The interim agreements are identical in all material respects to the existing agreements, except for the date of execution, effectiveness, termination, compensation conditions, and, with respect to the Seix agreement, the change to the fee split described above.

In approving the interim agreements, the Board took note of its comprehensive review, described above, in connection with its consideration of the annual continuance of the existing agreements and its consideration of the new agreements.

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Shareholder Meeting Results

Special meetings of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) were held on March 12, 2014 and March 31, 2014. The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The March 12, 2014 Meeting was held to consider and act on the following proposals:

Proposal 1: To elect Trustees to the Board of Trustees of the Trust.

Tim E. Bentsen
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,657,147.458	0.000	20,279,356.809

Ashi S. Parikh
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,244,497.972	0.000	20,692,006.295

Proposal 2: To approve an amendment to the Trust’s Agreement and Declaration of Trust.

Affirmative Votes	Objecting Votes	Abstaining Votes
1,069,350,705.720	57,212,101.541	15,395,254.603

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

International Equity Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,368,794.969	11,608.346	1,208.980

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

International Equity Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,371,263.266	9,098.049	1,250.980

Proposal 6: To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

International Equity Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,377,797.266	2,564.049	1,250.980

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on March 31, 2014. The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Aggressive Growth Allocation Strategy
Affirmative Votes	Objecting Votes	Abstaining Votes
981,206.654	19,745.371	7,967.000

Growth Allocation Strategy
Affirmative Votes	Objecting Votes	Abstaining Votes
2,734,664.505	25,015.000	14,761.000

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Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Select Large Cap Growth Stock Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
579,446.617	7,170.278	11,626.589

Aggressive Growth Allocation Strategy
Affirmative Votes	Objecting Votes	Abstaining Votes
993,552.327	5,675.000	9,691.698

Growth Allocation Strategy
Affirmative Votes	Objecting Votes	Abstaining Votes
2,752,951.505	9,435.000	12,054.000

Proposal 8: To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

Select Large Cap Growth Stock Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
572,472.154	13,768.214	12,003.616

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Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,062.90	$6.63	1.29%
	A Shares	1,000.00	1,062.90	7.05	1.37
International Equity Fund	I Shares	1,000.00	1,084.30	6.70	1.29
	A Shares	1,000.00	1,084.20	7.53	1.45
International Equity Index Fund	I Shares	1,000.00	1,080.20	3.53	0.68
	A Shares	1,000.00	1,078.40	5.29	1.02
Large Cap Growth Stock Fund	I Shares	1,000.00	1,131.80	4.78	0.90
	A Shares	1,000.00	1,130.00	6.37	1.20
	C Shares	1,000.00	1,124.90	10.07	1.90
Large Cap Value Equity Fund	I Shares	1,000.00	1,112.90	4.74	0.90
	A Shares	1,000.00	1,110.50	6.31	1.20
	C Shares	1,000.00	1,107.70	8.99	1.71
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,119.20	5.81	1.10
	A Shares	1,000.00	1,118.40	7.13	1.35
	C Shares	1,000.00	1,116.40	9.23	1.75
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,110.90	5.53	1.05
	A Shares	1,000.00	1,109.00	6.99	1.33
	C Shares	1,000.00	1,105.20	10.71	2.04
Small Cap Growth Stock Fund	I Shares	1,000.00	1,053.30	6.35	1.24
	A Shares	1,000.00	1,053.70	6.61	1.29
	C Shares	1,000.00	1,050.20	9.87	1.93
Small Cap Value Equity Fund	I Shares	1,000.00	1,100.80	6.44	1.23
	A Shares	1,000.00	1,099.60	7.85	1.50
	C Shares	1,000.00	1,097.60	9.78	1.87
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,099.40	2.62	0.50
	A Shares	1,000.00	1,098.20	3.66	0.70
	C Shares	1,000.00	1,094.40	6.79	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,054.60	1.54	0.30
	A Shares	1,000.00	1,053.70	3.07	0.60
	C Shares	1,000.00	1,049.40	6.64	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,089.10	2.60	0.50
	A Shares	1,000.00	1,088.60	3.38	0.65
	C Shares	1,000.00	1,084.90	6.60	1.27
Moderate Allocation Strategy	I Shares	1,000.00	1,072.20	2.58	0.50
	A Shares	1,000.00	1,071.30	3.10	0.60
	C Shares	1,000.00	1,068.30	6.19	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

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aHypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,018.50	$6.49	1.29%
	A Shares	1,000.00	1,018.10	6.89	1.37
International Equity Fund	I Shares	1,000.00	1,018.50	6.49	1.29
	A Shares	1,000.00	1,017.70	7.29	1.45
International Equity Index Fund	I Shares	1,000.00	1,021.50	3.43	0.68
	A Shares	1,000.00	1,019.80	5.14	1.02
Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.40	4.53	0.90
	A Shares	1,000.00	1,018.90	6.04	1.20
	C Shares	1,000.00	1,015.50	9.55	1.90
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.40	4.53	0.90
	A Shares	1,000.00	1,018.90	6.04	1.20
	C Shares	1,000.00	1,016.40	8.60	1.71
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.40	5.54	1.10
	A Shares	1,000.00	1,018.20	6.79	1.35
	C Shares	1,000.00	1,016.20	8.80	1.75
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,019.70	5.29	1.05
	A Shares	1,000.00	1,018.30	6.69	1.33
	C Shares	1,000.00	1,014.80	10.25	2.04
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.70	6.24	1.24
	A Shares	1,000.00	1,018.50	6.49	1.29
	C Shares	1,000.00	1,015.30	9.70	1.93
Small Cap Value Equity Fund	I Shares	1,000.00	1,018.80	6.19	1.23
	A Shares	1,000.00	1,017.50	7.54	1.50
	C Shares	1,000.00	1,015.60	9.40	1.87
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,022.40	2.52	0.50
	A Shares	1,000.00	1,021.40	3.53	0.70
	C Shares	1,000.00	1,018.40	6.54	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,023.40	1.51	0.30
	A Shares	1,000.00	1,021.90	3.02	0.60
	C Shares	1,000.00	1,018.40	6.54	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,022.40	2.52	0.50
	A Shares	1,000.00	1,021.70	3.28	0.65
	C Shares	1,000.00	1,018.60	6.39	1.27
Moderate Allocation Strategy	I Shares	1,000.00	1,022.40	2.52	0.50
	A Shares	1,000.00	1,021.90	3.02	0.60
	C Shares	1,000.00	1,018.90	6.04	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

108

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

109

INVESTMENT ADVISER:

RidgeWorth Investments®

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Ceredex Value Advisors LLC

Lincoln Plaza, Suite 1600

300 South Orange Avenue

Orlando, Florida 32801

www.ceredexvalue.com

Certium Asset Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.certiumllc.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-EQ-0314

2014 ANNUAL REPORT

FIXED I NCOME FUNDS

MARCH 31, 2014

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

Collective Strength. Individual Insight.® is a federally registered service mark of RidgeWorth Investments.®

RIDGEWORTH FUNDS    March 31, 2014

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2014

Dear Valued Client,

Before we begin, we want to thank you, our valued RidgeWorth Funds’ shareholders, for your continued business and support. We focus our efforts on helping you achieve your investment goals and we are grateful you have placed your confidence in us. Our primary mission is to earn your trust through providing competitive investment performance and excellent client service. We sincerely hope we have met your expectations in both of these measures and we look forward to continuing as your asset manager in the future.

There is an old saying that good things come in threes and we have three good things to discuss. First, we are pleased to report that the economic recovery that began in mid-2009 has continued and the U.S. equity bull market celebrated its fourth anniversary despite both persistent and new global economic and financial challenges. Second, we are pleased to report that RidgeWorth Funds (“Funds”) maintained its strong long-term investment performance record. Third, we are excited to announce our pending partnership with Lightyear Capital LLC which will acquire RidgeWorth Investments (“RidgeWorth”) from SunTrust Banks, Inc. RidgeWorth will become an independent investment firm with significant equity ownership by employees. This update will discuss all three of these topics as well as what we anticipate for both the broad economy and the capital markets in 2014.

In last year’s letter, we discussed why we remained positive regarding our outlook for the economy and the markets: improved job growth, a continued recovery in housing, an improving outlook for the European Union (“EU”), low interest rates, accommodative global monetary policies and strong, cash-rich corporate balance sheets. However, we cautioned that many of the challenges that affected the markets over the past several years would likely remain, including persistent underemployment, impaired consumer balance sheets, regulatory and geopolitical uncertainty and dysfunction in Washington. In such an environment, we stated the market could become more selective, sorting out those companies with disruptive products and services with strong earnings, from those that merely kept pace with a modestly growing economy.

In discussing the macroeconomic environment, we believe that both the economy and the capital markets continued the transition from crisis mode to cyclical growth mode. That said, the markets had their fair share of worries, both old and new, and they surfaced early in the fiscal year. In the second quarter of 2013, some of the developments included then-Federal Reserve Chairman Ben Bernanke’s announcement that the Federal Open Market Committee (“FOMC”) would likely begin reducing its massive and somewhat controversial quantitative easing (“QE”) program. In addition, market participants were concerned over Chinese banking liquidity and slowing growth in emerging markets. In the third quarter, threats of military surgical strikes in Syria, sequestration, threat of government shutdown, the uncertainty surrounding the Detroit bankruptcy and financial strains in Puerto Rico rattled investors. In the fourth quarter, the beginning of FOMC tapering and rising mortgage rates added to the list of concerns. Finally, the first quarter of 2014 saw the initial impact of the Affordable Care Act, concern over the cessation of long-term unemployment insurance benefits and one of the more severe winter seasons in recent memory. Additionally, geo-political turmoil created by Russia’s annexation of Crimea ignited fears of a land grab in Ukraine, and fanned fears of a renewed Cold War.

Despite the numerous concerns, the markets embraced the positives related to the continued post-financial crisis healing and cyclical improvement. These positives included steady and improved job growth, lower unemployment, rising home prices, falling loan-delinquency rates, increased manufacturing output, continued low inflation, steady recovery in the EU and Japan and an almost global commitment to maintaining accommodative monetary policies. In addition, companies enjoyed burgeoning free cash flows which were used for share buybacks, dividend payments, debt reduction and accretive bolt-on mergers and acquisitions. Taken together, this myriad of individual positives collectively reduced downside risks to the macro economy and bolstered investor confidence.

The result of all of these events was another strong year for equities in the U.S. and other developed markets. The S&P 500 Index gained an impressive 21.86% (including dividends) during the year ended March 31, 2014. Pro-cyclical sectors such as Industrials, Technology, Materials and Financials all posted above-market returns for the year, as did Health Care. More defensive and interest rate sensitive sectors such as Consumer Staples and Utilities, lagged. This combination of outperformance favored the Growth style over the Value style, with the Russell 1000 Growth Index gaining 23.22% versus 21.57% for the Russell 1000 Value Index. In other markets, both mid-cap stocks and small cap stocks outperformed the S&P 500 Index, while the MSCI EAFE (a developed, international markets index) lagged. Economic slowing as well as rising inflation pressures hurt emerging market stocks, which fell modestly for the year according to the MSCI Emerging Markets Index.

LETTER TO SHAREHOLDERS (concluded)

RIDGEWORTH FUNDS    March 31, 2014

On the fixed income side, the threat and eventual onset of FOMC tapering in response to the stronger economy pushed bond yields up from artificially low levels and the yield curve steepened, sapping strength from the bond market. The Barclays Aggregate Bond Index slipped -0.10% for the year ended March 31, 2014, with most of the weakness attributed to U.S. Treasuries. The strength in the economy, however, helped credit spreads narrow so that corporate and high yield bonds posted gains for the year.

In this economic and financial climate, RidgeWorth Funds continued to maintain its record of strong long-term performance, as two-thirds of our Funds beat their Lipper Peer Group medians for the 1- and 3-year periods, ended March 31, 20141. Moreover, more than 80% of our Funds finished in the first or second quartile for the 10-year period1.

We are very pleased with the continued success of our Funds and the dedicated investment professionals behind them. We want to do even more to meet our clients’ investment needs through expanded product lines, innovative solution development and placing an even greater focus on client and intermediary partner service. To that end, employees of RidgeWorth Investments in partnership with Lightyear Capital LLC, a financial services private equity firm, have entered into an agreement to acquire RidgeWorth from SunTrust Banks, Inc., with closing expected mid-2014. We appreciate our long affiliation with SunTrust, and we are excited to partner with Lightyear since they bring deep industry experience.

This transaction positions RidgeWorth to become a premier independent asset management company. Over the past several years, we have made significant enhancements to our operating platform in areas including risk management, compliance, portfolio accounting, technology infrastructure and client support functions, so we are confident it will be business as usual for our clients.

Looking ahead to the domestic markets, we anticipate continued moderate growth in the economy. Many of the economic and financial headwinds already mentioned should continue to dissipate, and cyclical forces such as job gains and production increases should continue fueling income growth, corporate profits and capital spending. We also believe inflation will remain relatively low which should be a favorable backdrop for the equity markets. As the Federal Reserve winds down QE this year, it is unlikely to actually raise short-term rates anytime soon. We continue to see a modest recovery in both the EU and Japan. Emerging markets continue to have structural problems but monetary and fiscal stabilization efforts are well underway.

That said, there are always risks to any financial forecast. In addition to those mentioned previously, a significant potential drag on the economy continues to exist from the Affordable Care Act as it becomes fully implemented. Many companies and employees will have higher premiums and deductibles which could, in turn, suppress disposable incomes. We will also closely monitor the housing market—both new home sales and refinancing activity—given its significant impact on the economy. Finally, we note that mid-term congressional elections have a long history of disrupting market advances.

We continue to believe the markets will offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Investments

[1]	For the period ended March 31, 2014, 66% (21/32), 66% (21/32), 44% (14/32) and 81% (25/31) of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of March 31, 2014, for I Shares only, based on total returns and do not reflect a sales charge. ©2014 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Core Bond Fund returned -0.38% (I Shares), versus -0.10% for the Barclays Capital U.S. Aggregate Bond Index. For longer time periods, performance of the Fund exceeded the Index at 4.18% versus 3.75% over three years, 4.93% versus 4.80% over five years, and 4.80% versus 4.46% over 10 years, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Over the course of the past fiscal year, higher beta assets once again outperformed lower beta assets as central banks continued to provide generous amounts of liquidity to the global financial system. Against this backdrop, the Fund maintained a modest 1.1x overweight as credit spreads moved nearer to historical tights, with overweights in sectors that are traditionally more conservative such as Natural Gas, Technology, and Communications. Corporate allocation and security selection were positive contributors to performance for the Fund. Mortgage-backed security selection, while making a modest contribution to performance, also remained defensive with a bias towards 15-year collateral and well-structured collateralized mortgage obligations. Strategic yield curve positioning was a modest drag on performance as was our near-void position in the U.S. Government-related sector over the fiscal year period.

How do you plan to position the Fund, based on market conditions?

We believe current valuations within the corporate bond market remain rich. While the Fund has an overall modest overweight position in corporate securities relative to the Index, we are skeptical about the sustainability and veracity of the current macroeconomic environment. The Fund’s slight overweight in corporate securities will continue to emphasize the more defensive sectors of Natural Gas, Technology and Communications. We recently increased our exposure to the banking sector in response to improving leverage ratios and tighter regulatory oversight for the industry. The Fund remains slightly overweight in residential mortgage-backed securities (“RMBS”). Positioning within RMBS continues to favor 15-year collateral and well-structured CMOs. The Fund remains near void of U.S. Government Agency debentures, but has recently added a local authority obligation.

CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.66%	3.86%	4.61%	4.47%
	with sales charge*	–5.40%	2.19%	3.59%	3.96%
R Shares^		–0.80%	3.65%	4.37%	4.00%
I Shares		–0.38%	4.18%	4.93%	4.80%
Barclays Capital U.S. Aggregate Bond Index		–0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					0.70%
R Shares					0.84%
I Shares					0.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Corporate Bond Fund (I Shares) returned 0.91%, versus 1.47% for the Barclays Capital U.S. Corporate Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s positive contributors to relative performance were security selection in Finance Companies, Brokerage, and the Oil Field Services space. Negative contributions came from security selection in Gold Miners. Strategic yield curve positioning was a net detractor to overall performance during the year.

How do you plan to position the Fund, based on market conditions?

Currently, the Fund is overweight in natural gas, technology and communications, and underweight in Consumer Non-Cyclicals, Electric Utilities and Capital Goods. We have recently increased our exposure to the banking sector, based on improving leverage ratios and tighter regulatory oversight.

CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Corporate Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.52%	5.17%	7.93%	5.18%
	with sales charge*	–4.29%	3.48%	6.88%	4.67%
C Shares	without CDSC	–0.07%	4.49%	7.22%	4.50%
	with CDSC*	–1.02%	4.49%	7.22%	4.50%
I Shares		0.91%	5.51%	8.27%	5.49%
Barclays Capital U.S. Corporate Index		1.47%	6.08%	9.69%	5.29%

Prospectus Expense Ratio[1]					Gross
A Shares					0.90%
C Shares					1.60%
I Shares					0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Georgia Tax-Exempt Bond Fund’s I Shares had a total return of -0.37%, versus an average return of -1.71% for the Lipper Other States Municipal Debt Funds and a 0.39% total return for the Barclays Capital U.S. Municipal Bond Index. The short-to-intermediate portion of the municipal yield curve, defined as 2- to 6-year maturities, provided the greatest total return during the period, according to Barclays. Relative to the Barclays Capital U.S. Municipal Bond Index, the Fund maintained a higher allocation to the cash equivalent, 5-year, 7-year, and long-bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained a higher allocation to securities rated AAA and AA, and a lower allocation to securities rated A and BAA. Trading activity and portfolio events during the period resulted in an increased exposure to the 5-year, 7-year, and long-bond sectors, and reduced exposure to all other sectors. According to Municipal Market Data Line, the 5-year, 10-year, and 30-year generic AAA rated municipal bond yields rose 47, 58, and 56 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s allocation to the 15- and 20-year sectors as well as its duration posture within those sectors, negatively impacted performance relative to the Index. Relative to its peers, the Fund’s more conservative approach to interest rate and credit risk was rewarded during the period and led to outperformance. The long-bond sector underperformed the 5-year sector by 179 basis points for the fiscal year ended March 31, 2014, according to Barclays. Many of the Fund’s peers had a greater level of exposure to longer maturities. In addition, the Fund held fewer BAA rated bonds than many of its peers, and BAA rated securities outperformed AAA rated securities by 227 basis points during the period, according to Barclays.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.52%	5.51%	4.62%	3.48%
	with sales charge*	–5.25%	3.80%	3.60%	2.98%
I Shares		–0.37%	5.67%	4.78%	3.65%
Barclays Capital U.S. Municipal Bond Index		0.39%	5.79%	5.71%	4.45%

Prospectus Expense Ratio[1]					Gross
A Shares					0.72%
I Shares					0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth High Grade Municipal Bond Fund’s I Shares had a total return of 1.40%, versus an average return of -0.73% for the Lipper General & Insured Municipal Debt Fund and 0.39% total return for the Barclays Capital U.S. Municipal Bond Index. The short-to-intermediate portion of the municipal yield curve, defined as 2- to 6-year maturities, provided the greatest total return during the period, according to Barclays. Relative to the Barclays Capital U.S. Municipal Bond Index, the Fund maintained a higher allocation to the cash equivalent, 12 to 17 years, 17 to 22 years, and long-maturity (22+ years) buckets, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained an overweight to AAA rated securities, and an underweight to the lower-rated investment grade paper. According to Municipal Market Data Line, the 5-year, 10-year, and 30-year generic AAA rated municipal bond yields increased 47, 58, and 56 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s allocation to the 20-year and long-bond sectors negatively impacted performance relative to the Index. Relative to its peers, the Fund’s more conservative approach to interest rate and credit risk was rewarded during the period and led to outperformance. The long bond sector underperformed the 5-year sector by 179 basis points for the fiscal year ended March 31, 2014, according to Barclays, as many peers had a greater level of exposure to longer maturities. In addition, the Fund held fewer BAA rated bonds than many of its peers, and BAA rated securities outperformed AAA rated securities by 227 basis points during the period, according to Barclays.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.16%	7.05%	6.58%	4.31%
	with sales charge*	–3.61%	5.34%	5.55%	3.80%
I Shares		1.40%	7.21%	6.74%	4.47%
Barclays Capital U.S. Municipal Bond Index		0.39%	5.79%	5.71%	4.45%

Prospectus Expense Ratio[1]					Gross
A Shares					0.85%
I Shares					0.70%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.03% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

HIGH INCOME FUND

Portfolio Managers

•	James FitzPatrick, CFA
•	Michael Kirkpatrick

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth High Income Fund (I Shares) return of 7.68% was 0.14% ahead of the 7.54% return of the Barclays Capital U.S. Corporate High Yield Bond Index. For longer time periods, the Fund lagged the Index at 7.89% versus 9.00% over three years, and 18.20% versus 18.25% over five years, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s outperformance over the past year can be attributed to positive security selection in Transportation, Healthcare, Energy, Gaming and Building Products. Partially offsetting these positive factors were the modest cash position in a strong market, and the unfavorable security selection in Yankee Telecommunications.

How do you plan to position the Fund, based on market conditions?

Technicals are still positive as investors continue to favor higher-yielding sectors that offer protection from rising interest rates. Given their low correlation to other asset classes and historically strong performance in times of rising interest rates, demand remains solid for high yield with the re-emergence of interest rate concerns. We continue to expect some temporary volatility as the market adjusts to the Federal Reserve’s gradual withdrawal of stimulus, but are not concerned with a downturn in credit. The market is still attracting retail inflows and continues to price in a historically higher default environment than forecasted, even if the TXU Energy bankruptcy is taken into account. We maintain our conservative view on fundamentals for the high yield market going forward and our expectation for a benign investment environment. Given these conditions, we plan to remain overweight in the asset-rich broadcasting, cable, energy and telecommunications sectors and plan to continue to take advantage of opportunities in the new issue market.

HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
High Income Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.46%	7.61%	17.86%	8.68%
	with sales charge*	2.30%	5.90%	16.74%	8.16%
R Shares^		7.37%	7.32%	17.56%	8.21%
I Shares		7.68%	7.89%	18.20%	9.00%
Barclays Capital U.S. Corporate High Yield Bond Index		7.54%	9.00%	18.25%	8.68%

Prospectus Expense Ratio[1]					Gross
A Shares					1.00%
R Shares					1.22%
I Shares					0.80%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.08%, 1.50% and 0.78% for A, R and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

INTERMEDIATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Intermediate Bond Fund (I Shares) returned -0.24%, versus -0.13% for the Barclays Capital Intermediate U.S. Government/Credit Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Over the course of the past fiscal year, higher beta assets once again outperformed lower beta assets as central banks continued to provide generous amounts of liquidity to the global financial system. Against this backdrop, the Fund maintained, on average, a modest 1.3x overweight as credit spreads moved closer to historical tights, with overweights in traditionally more conservative sectors such as natural gas, technology, and communications. Corporate allocation and security selection were positive contributors to performance for the Fund. Mortgage-backed security selection, while making a modest contribution to performance, also remained defensive with a bias towards 15-year collateral and well-structured collateralized mortgage obligations (“CMOs”). Strategic yield curve positioning was a modest drag on relative performance as was our near-void position in the U.S. Government-related sector over the 12-month period.

How do you plan to position the Fund, based on market conditions?

We believe current valuations within the corporate bond market remain rich. While the Fund has an overall modest overweight position in corporate securities relative to the Index, we are skeptical about the sustainability and veracity of the current macroeconomic environment. The Fund’s slight overweight in corporate securities continues to emphasize the more defensive sectors of natural gas, technology and communications. We have recently increased our exposure to the banking sector in response to improving leverage ratios and tighter regulatory oversight for the industry. The Fund remains overweight in residential mortgage-backed securities (“RMBS”), and positioning within RMBS continues to favor 15-year collateral and well-structured CMOs. The Fund remains near void of U.S. Government Agency debentures, but has recently added a local authority obligation.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/14
Intermediate Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	06/30/99	–0.38%	2.87%	3.58%	3.98%
	with sales charge*		–5.08%	1.21%	2.58%	3.47%
R Shares		06/30/99	–0.74%	2.49%	3.19%	3.50%
I Shares		06/30/99	–0.24%	3.11%	3.83%	4.24%
Barclays Capital Intermediate U.S. Government/Credit Bond Index			–0.13%	3.13%	4.18%	3.94%

Prospectus Expense Ratio[1]						Gross
A Shares						0.64%
R Shares						0.95%
I Shares						0.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Investment Grade Tax-Exempt Bond Fund’s I Shares had a total return of 0.48%, versus an average return of -0.38% for the Lipper Intermediate Municipal Debt Funds and 0.84% total return for the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index. The short-to-intermediate portion of the municipal yield curve, defined as 2- to 6-year maturities, provided the greatest total return during the period, according to Barclays. Relative to the Barclays Capital U.S. 1 to 15 Year Municipal Blend Index, the Fund maintained a higher allocation to the cash equivalent, 17 to 22 year, and long-maturity (22+ years) buckets, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained an overweight to AA rated securities while underweight AAA and the lower-rated investment grade paper. According to Municipal Market Data Line, the 5-year, 10-year, and 30-year generic AAA rated municipal bond yields increased 47, 58, and 56 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Relative to its peers, the Fund’s more conservative approach to interest rate and credit risk was rewarded during the period and led to outperformance. The underperformance versus the benchmark was attributable to the curve distribution. The long-bond sector underperformed the 5-year sector by 179 basis points for the fiscal year ended March 31, 2014, according to Barclays. The Fund’s high quality bias further detracted from performance, as the Fund held fewer BAA rated bonds than many of its peers or the Index, and BAA rated securities outperformed AAA rated securities by 227 basis points during the period, according to Barclays.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.23%	5.02%	4.95%	4.08%
	with sales charge*	–4.51%	3.34%	3.93%	3.57%
I Shares		0.48%	5.24%	5.20%	4.38%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		0.84%	4.59%	4.63%	4.16%

Prospectus Expense Ratio[1]					Gross
A Shares					0.91%
I Shares					0.67%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.03% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Limited Duration Bond Fund (I Shares) returned 0.21%, versus 0.04% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. For longer time periods, performance of the Fund has exceeded the Index at 0.62% versus 0.05% over 3 years, and 1.18% versus 0.09% over 5 years, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Income was the main performance driver as the Fund was invested in various short-to-average life securitized assets that offer income at a reasonable price.

How do you plan to position the Fund, based on market conditions?

When juxtaposing valuations against the challenging macroeconomic environment that persists, we find reason for caution. In our view, central bank aggression has fostered an overabundance of complacency globally.

Floating rate agency collateralized mortgage obligations make up the majority of the Fund’s allocation, in addition to several high quality asset-backed security floaters that make up the balance of the holdings. The conservative nature of the Fund is consistent with our “income at a reasonable price” theme that we have relied on for most of this economic crisis.

LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Limited Duration Fund	Inception Date	1 Year	3 Year	5 Year	10 Year
I Shares†	10/25/02	0.21%	0.62%	1.18%	1.85%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index		0.04%	0.05%	0.09%	1.57%

Prospectus Expense Ratio[1]					Gross
I Shares					0.37%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.32%. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratio listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Limited-Term Federal Mortgage Securities Fund (I Shares) returned -0.38%, versus 0.20% for the Barclays Capital U.S. Mortgage Backed Securities Index. For longer time periods, performance of the Fund has exceeded the Index at 2.92% versus 2.76% over three years, and 3.77% versus 3.57% over five years, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Over the last year, performance was driven by the Fund’s use of structure, in lieu of 30-year current coupon pass through exposure. Additionally, a significant overweight in 15-year collateral and a consistent allocation to commercial mortgage-backed securities (“CMBS”) added to performance. This diversification and off-Index allocation provided a significant convexity advantage, while remaining underweight the most negatively convex portion of the Index.

How do you plan to position the Fund, based on market conditions?

When juxtaposing valuations against the challenging macroeconomic environment that persists, we find comfort in remaining defensive and less negatively convex relative to the benchmark. In our view, an overabundance of complacency exists globally.

We remain overweight in 15-year collateral and well-structured collateralized mortgage obligations and CMBS exposure. We still prefer this more convex, or defensive posture, until a more appealing risk-reward profile becomes evident. The Federal Reserve remains the ‘800-pound gorilla,’ in the mortgage market, but we find more value outside their current operational focus (the 30-year current coupon collateral).

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Limited-Term Federal Mortgage Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.58%	2.72%	3.57%	3.69%
	with sales charge*	–3.10%	1.86%	3.05%	3.43%
C Shares	without CDSC	–1.36%	1.90%	2.75%	2.91%
	with CDSC*	–2.34%	1.90%	2.75%	2.91%
I Shares		–0.38%	2.92%	3.77%	3.90%
Barclays Capital U.S. Mortgage Backed Securities Index		0.20%	2.76%	3.57%	4.58%

Prospectus Expense Ratio[1]					Gross
A Shares					1.13%
C Shares					1.90%
I Shares					0.97%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.86%, 1.66% and 0.66% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.02% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth North Carolina Tax-Exempt Bond Fund’s I Shares had a total return of -0.38%, versus an average return of -1.71% for the Lipper Other States Municipal Debt Funds and a 0.39% total return for the Barclays Capital U.S. Municipal Bond Index. The short-to-intermediate portion of the municipal yield curve, defined as 2- to 6-year maturities, provided the greatest total return during the period, according to Barclays. Relative to the Barclays Capital U.S. Municipal Bond Index, the Fund maintained a higher allocation to the cash equivalent, 7-year, 15-year, 20-year, and long-bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained a higher allocation to securities rated AAA, and a lower allocation to securities in all other rating categories. Trading activity and portfolio events during the period resulted in an increased exposure to the less than 1-year, 5-year, 7-year, 15-year, and long-bond sectors, and reduced exposure to the 1-year, 3-year, and 10-year sectors. According to Municipal Market Data Line, the 5-year, 10-year, and 30-year generic AAA rated municipal bond yields rose 47, 58, and 56 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Security selection within the 10-year sector negatively impacted performance relative to the Index. Relative to its peers, the Fund’s more conservative approach to interest rate and credit risk was rewarded during the period and led to outperformance. The long-bond sector underperformed the 5-year sector by 179 basis points for the fiscal year ended March 31, 2014, according to Barclays. Many of the Fund’s peers had a greater level of exposure to longer maturities. In addition, the Fund held fewer BAA rated bonds than many of its peers, and BAA rated securities outperformed AAA rated securities by 227 basis points during the period, according to Barclays.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/14
North Carolina Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge		–0.45%	5.10%	4.62%	3.58%
	with sales charge*		–5.17%	3.42%	3.61%	3.08%
I Shares			–0.38%	5.22%	4.77%	3.66%
Barclays Capital U.S. Municipal Bond Index			0.39%	5.79%	5.71%	4.45%

Prospectus Expense Ratio[1]						Gross
A Shares						0.77%
I Shares						0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .

†	I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date for I Shares and A Shares is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. Historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2014)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Seix Floating Rate High Income Fund (I Shares) return of 4.16% lagged the 4.91% return of the CSFB Institutional Leveraged Loan Index by 0.75%. For longer time periods, the Fund’s three year return was 5.03% compared to 5.34% for the Index, and the five year return of 9.78% exceeded the benchmark return of 7.11%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The performance lag over the past fiscal year was due to the modest cash position in a rising interest rate market, as well as, unfavorable security selection in Energy. Partially offsetting the negative factors was the favorable security selection in other sectors, particularly security selection in Telecommunications and Broadcasting sectors.

How do you plan to position the Fund, based on market conditions?

Technicals are still positive as investors continue to favor higher-yielding sectors that offer protection from rising interest rates. Given their floating rate features and low correlation to other asset classes, demand remains solid for leveraged loans with the re-emergence of interest rate concerns. We continue to expect some temporary volatility as the market adjusts to the Federal Reserve’s gradual withdrawal of stimulus, but are not concerned with a downturn in credit. The leveraged loan market is still attracting retail inflows and, although we do not expect a repeat of 2013’s record, the technical backdrop should be consistent with an estimated $15-20 billion in inflows for 2014. Additionally, the market continues to price in a historically higher default environment than forecasted, even with the pended TXU Energy bankruptcy. We maintain our conservative view on fundamentals for the leveraged loan market going forward and our expectation for a benign investment environment. We expect to continue to favor asset-rich industries, such as cable, energy and telecommunications, and underweight services where issuers offer less downside protection.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The CSFB Institutional Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. Dollar-denominated leveraged loan market. The Index reflects reinvestment of all distributions and changes and market prices. CSFB Institutional Leveraged Loan Index is a sub index of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding Term Loan and Term Loan-A facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investments. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/14
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	03/01/06	3.86%	4.75%	9.44%	4.45%
	with sales charge*		1.28%	3.87%	8.88%	4.12%
C Shares	without CDSC	03/01/06	3.33%	4.08%	8.78%	3.95%
	with CDSC*		2.33%	4.08%	8.78%	3.95%
I Shares		03/01/06	4.16%	5.03%	9.78%	4.75%
CSFB Institutional Leveraged Loan Index			4.91%	5.34%	7.11%	3.43%	**

Prospectus Expense Ratio[1]						Gross
A Shares						0.88%
C Shares						1.52%
I Shares						0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.
**	The performance return and the hypothetical $10,000 investment for the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/14.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

* Less than 0.05% of Total Investment

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the Seix High Yield Fund (I Shares) return of 6.65% lagged the 6.95% return of the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index by 0.30%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s performance lag over the past year can be attributed to the modest cash position in a strong market, as well as negative security selection in forest products and Yankee Telecommunications. Partially offsetting these negative factors was positive security selection in Gaming, Healthcare, Energy and Transportation.

How do you plan to position the Fund, based on market conditions?

Technicals are still positive as investors continue to favor higher yielding sectors that offer protection from rising interest rates. Given their low correlation to other asset classes and historically strong performance in times of rising interest rates, demand remains solid for high yield with the re-emergence of interest rate concerns. We continue to expect some temporary volatility as the market adjusts to the Federal Reserve’s gradual withdrawal of stimulus, but are not concerned with a downturn in credit. The market is still attracting retail inflows and continues to price in a historically higher default environment than forecasted, even if the TXU Energy bankruptcy is taken into account. We maintain our conservative view on fundamentals for the high yield market going forward and our expectation for a benign investment environment. Given these conditions, we remain overweight in the asset-rich cable and telecom industries and will continue to search for opportunities in the new issue market.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/14
Seix High Yield Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	12/29/00	6.39%	7.32%	13.55%	6.62%
	with sales charge*		1.34%	5.59%	12.44%	6.10%
R Shares^		12/29/00	6.04%	6.96%	13.09%	6.02%
I Shares		12/29/00	6.65%	7.56%	13.77%	6.79%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index			6.95%	8.45%	15.71%	7.79%

Prospectus Expense Ratio[1]						Gross
A Shares						0.79%
R Shares						1.02%
I Shares						0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares, A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.
^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

SHORT-TERM BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi
•	Adrien Webb, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth Short-Term Bond Fund outperformed its benchmark, the Barclays Capital 1-3 Year Government/Credit Index, for the fiscal year ended March 31, 2014. The Fund (I Shares) generated a return of 0.75%, while the Index return was 0.68%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s total return was driven both by income and price appreciation. During the fiscal year, the yield curve steepened. While interest rates at the very front end of the yield curve remained anchored by Federal Reserve (Fed) policy measures, 5-year U.S. Treasury notes rose by 95 basis points.

Holdings of U.S. Treasury and U.S. Government Agency debentures remained low for the period, while spread products (all fixed income securities that trade at a spread over a comparable U.S. Treasury security) consisting primarily of investment grade corporate credit and securitized assets contributed to the Fund’s performance.

Corporate credit spreads widened during the second quarter of 2013, and then tightened noticeably through March 31, 2014. While the Industrial and Utilities sectors experienced credit deterioration, in the Financial sector, capital ratios remained above historical levels and asset-quality ratios continued to improve. In contrast to recent years, in which European financial issuers were avoided, European-based global financial companies were added to the Fund in the third quarter of 2013.

In securitized assets, tapering of the Fed’s mortgage-backed security (“MBS”) purchases and mortgage extension fears weighed on investors. However, MBS, with shorter-average lives, outperformed U.S. Treasury securities over the fiscal year. Agency multifamily housing securities performed well due to improved market liquidity and increased market demand for high quality, predictable cash flow securitized products. Hybrid adjustable-rate mortgages (“ARMs”) performed well again this year given their short final maturities. High quality asset-backed securities, including auto and credit card-backed securities, were also stable performers. Commercial mortgage-backed securities (CMBS) were the best performers in the sector as investors in search for higher-yielding securities pushed valuations higher, amidst limited supply. Spread tightening in CMBS was also driven by improving market fundamentals. Mezzanine tranches outperformed senior tranches given less call risk from refinancing or liquidation.

How do you plan to position the Fund, based on market conditions?

We look to keep a short-to-neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also believe that a neutral, laddered position is warranted, given that shifts and twists in the curve may be short lived and range-bound over the coming months.

We look to maintain current high levels of exposure to spread products with a bias toward corporate credit over securitized assets. While corporate credit spreads appear tight and corporate balance sheets, in general, are increasingly leveraged, market valuations are supported by strong market technicals. In securitized assets, our outlook is somewhat defensive as interest rate volatility may cause credit spreads to widen. We do find that CMBS and ARMs appear attractive on a relative value basis.

SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index (Barclay’s Index) is the 1-3 year component of the U.S. Government/Credit Index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Braclay’s Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.54%	1.42%	3.02%	2.68%
	with sales charge*	–2.00%	0.55%	2.50%	2.42%
C Shares	without CDSC	–0.24%	0.63%	2.24%	1.95%
	with CDSC*	–1.23%	0.63%	2.24%	1.95%
I Shares		0.75%	1.66%	3.26%	2.91%
Barclays Capital 1-3 Year Government/Credit Index		0.68%	1.18%	1.95%	2.81%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
C Shares					1.48%
I Shares					0.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

SHORT-TERM MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA
•	Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Short-Term Municipal Bond Fund’s I Shares had a total return of 0.37%, versus an average return of 0.21% for the Lipper Short Municipal Debt Funds and 0.97% total return for the Barclays Capital 1-5 Year Municipal Bond Index. Relative to the Index, the Fund maintained a higher allocation to all maturity sectors with the exception of the 0-2 years and 2-4 years maturity buckets, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained an overweight to AAA and BBB rated securities, while underweight the mid-range investment grade paper. According to Municipal Market Data Line, the 3-year, 5-year, and 10-year generic AAA rated municipal bond yields increased 23, 47, and 58 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Yield curve positioning contributed to the Fund’s outperformance for the period versus its Lipper peer group. However, an underweight of the 3-year area was a detriment to performance versus the Index as the 3-year area had the highest return for the period at 1.09%. The 5-year and 7-year areas underperformed the 3-year by 12 and 52 basis points, respectively, for the same period, according to Barclays. Overweights in the Education, Local General Obligations, Special Tax, and Transportation sectors also contributed positively to the Fund’s performance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group, as Barclays A rated Index returned 1.03% for the period ended March 31, 2014, versus the AAA Index return of -0.56%.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

SHORT-TERM MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-5 Year Municipal Bond Index, which covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Short-Term Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.25%	4.29%	4.24%	3.67%
	with sales charge**	–2.28%	3.42%	3.71%	3.41%
I Shares		0.37%	4.43%	4.37%	3.74%
Barclays Capital 1-5 Year Municipal Bond Index		0.97%	2.00%	2.39%	2.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.13%
I Shares					1.03%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70% and 0.55% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.03% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 2.50%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

SHORT-TERM U.S. TREASURY SECURITIES FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens
•	Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth Short-Term U.S. Treasury Securities Fund underperformed its benchmark, the Barclays Capital 1-3 Year U.S. Treasury Bond Index, for the fiscal year ended March 31, 2014. The Fund (I Shares) generated a return of -0.30%, while the Index return was 0.38%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Interest-rates increased in the 2- to 5-year part of the yield curve during the past twelve months. The 2-year U.S. Treasury rate rose 18 basis points, from 0.24% to 0.42%, for the period, and the 5-year U.S. Treasury rate rose 95 basis points, from 0.77% to 1.72%, over the same period. The Fund’s barbell yield-curve strategy hindered performance relative to the benchmark as the front-end of the yield curve steepened last year.

How do you plan to position the Fund, based on market conditions?

We believe U.S. Treasuries will continue to move in a range-bound environment. It’s likely the correction from the Federal Reserve’s tapering process already occurred, to a large extent, in 2013. Given our outlook for interest rate volatility amidst reduced Fed bond buying and uneven growth, we look to maintain a short-to-neutral duration positioning in our short duration funds. Our yield curve strategy for the Fund is shifting from a “barbell” posture to a more “laddered” posture, which should provide more consistent cash flow from maturing securities and coupon payments to reinvest in the prevailing interest rate environment.

SHORT-TERM U.S. TREASURY SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year U.S. Treasury Index. The Barclays Capital 1-3 Year U.S. Treasury Index is the 1-3 year component of the Barclays Capital U.S. Treasury Index. It includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) 3 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Short-Term U.S. Treasury Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.58%	0.06%	0.40%	1.87%
	with sales charge*	–3.03%	–0.79%	–0.10%	1.61%
C Shares	without CDSC	–0.58%	–0.28%	–0.13%	1.26%
	with CDSC*	–1.58%	–0.28%	–0.13%	1.26%
I Shares		–0.30%	0.27%	0.60%	2.06%
Barclays Capital 1-3 Year U.S. Treasury Index		0.38%	0.82%	1.11%	2.48%

Prospectus Expense Ratio[1]					Gross
A Shares					1.05%
C Shares					1.35%
I Shares					0.97%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.73%, 1.55% and 0.55% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Seth Antiles, Ph.D.
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Total Return Bond Fund (I Shares) returned -0.31%, versus -0.10% for the Barclays Capital U.S. Aggregate Bond Index. For longer time periods, performance of the Fund has exceeded the Index at 4.36% versus 3.75% over three years, and 5.28% versus 4.80% over five years, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Over the course of the past fiscal year, higher beta assets once again outperformed lower beta assets as central banks continued to provide generous amounts of liquidity to the global financial system. Against this backdrop, the Fund maintained a modest 1.1x overweight as credit spreads moved nearer to historical tights, with overweights in sectors that are traditionally more conservative such as Natural Gas, Technology, and Communications. Corporate allocation and security selection were positive contributors to performance for the Fund. Mortgage-backed security selection, while making a modest contribution to performance, also remained defensive with a bias towards 15-year collateral and well-structured collateralized mortgage obligations (‘CMOs’). Overall, the plus sectors were positive contributors to performance, with global strategies more than offsetting a high yield pairs trade, which was, on average, a net detractor from performance. Strategic yield curve positioning was a modest drag on relative performance, as was our near void position in the U.S. Government-related sector over the 12-month period.

How do you plan to position the Fund, based on market conditions?

We believe current valuations within the corporate bond market remain rich. While the Fund has an overall modest overweight position in corporate securities relative to the Index, we are skeptical about the sustainability and veracity of the current macroeconomic environment. The Fund’s slight overweight in corporate securities continues to emphasize the more defensive sectors of natural gas, technology, and communications. We recently increased our exposure to the banking sector, in response to improving leverage ratios and tighter regulatory oversight for the industry. The Fund remains slightly overweight in residential mortgage-backed securities (“RMBS’), and positioning within RMBS continues to favor 15-year collateral and well-structured CMOs. The Fund remains near void of U.S. Government Agency debentures, but has recently added a local authority obligation and other sovereign government bond obligations, based on improving credit and economic fundamentals. The Fund continues to have an allocation to the high yield leverage loan market, as valuations remain attractive. Additionally, the Fund utilizes tactical, global strategies in various foreign rate and currency markets.

TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.70%	4.04%	4.95%	4.59%
	with sales charge*	–5.45%	2.35%	3.93%	4.08%
R Shares†		–0.93%	3.77%	4.70%	4.23%
I Shares†		–0.31%	4.36%	5.28%	4.95%
Barclays Capital U.S. Aggregate Bond Index		–0.10%	3.75%	4.80%	4.46%

Prospectus Expense Ratio[1]					Gross
A Shares					0.68%
R Shares					1.07%
I Shares					0.41%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.75%, 1.05% and 0.45% for A, R and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 4/1/04 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi
•	Adrien Webb, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth Ultra-Short Bond Fund (I Shares) outperformed its benchmark, the Barclays Capital 3-6 Month U.S. Treasury Bill Index, for the fiscal year ended March 31, 2014. The Fund (I Shares) generated a return of 0.76%, while the Index return was 0.11%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s total return was driven by income, credit-spread tightening, and yield curve roll down. Interest rates declined modestly during the past twelve months, with the one-year Treasury yields declining from 0.12% to 0.11%, as of March 31, 2014.
Holdings of U.S. Treasury and U.S. Government Agency debentures remained low for the period, while spread products (all fixed income securities that trade at a spread over a comparable U.S. Treasury security) consisting of investment grade corporate credit and securitized assets contributed to the Fund’s performance.

Corporate credit spreads widened during the second quarter of 2013, and then tightened noticeably through March 31, 2014. While the Industrial and Utilities sectors experienced credit deterioration, in the Financials sector, capital ratios remained above historical levels and asset-quality ratios continued to improve. In contrast to recent years, in which European financial issuers were avoided, European-based global financial companies were added to the Fund in the third quarter of 2013.

In securitized assets, tapering of the Federal Reserve’s mortgage-backed securities (“MBS”) purchases and mortgage-extension fears weighed on investors. However, MBS, with shorter-average lives, outperformed U.S. Treasury securities over the fiscal year. Agency multifamily housing securities performed well due to improved market liquidity and increased market demand for high quality, predictable cash flow securitized products. Hybrid adjustable-rate mortgages (“ARMs”) performed well again this year given their short final maturities. High quality asset-backed securities, including auto and credit card backed securities, were also stable performers. Commercial mortgage-backed securities (“CMBS”) were the best performers in the sector as investors, in search for higher yielding securities, pushed valuations higher amidst limited supply. Spread tightening in CMBS was also driven by improving market fundamentals. Mezzanine tranches outperformed senior tranches given less call risk from refinancing or liquidation.

How do you plan to position the Fund, based on market conditions?

We look to keep a short-to-neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also believe that a neutral, laddered position is warranted, given that shifts and twists in the curve may be short lived and range-bound over the coming months.

We look to maintain current high levels of exposure to spread products with a bias towards corporate credit over securitized assets. While corporate credit spreads appear tight and corporate balance sheets, in general, are increasingly leveraged, market valuations are supported by strong market technicals. In securitized assets, our outlook is somewhat defensive as interest-rate volatility may cause credit spreads to widen. We do find that CMBS and ARMs appear attractive on a relative value basis.

ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index (“Index”) is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/14
Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.76%	1.16%	2.39%	2.52%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.11%	0.14%	0.20%	1.81%

Prospectus Expense Ratio[1]				Gross
I Shares				0.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

U.S. GOVERNMENT SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the U.S. Government Securities Fund (I Shares) returned -1.86%, versus -1.17% for the Barclays Capital U.S. Government Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, even higher quality sectors like the government-related exposure found in many competitor funds. The Fund was positioned to only have Treasury exposure, and the Fund’s void in agency debentures detracted from performance, as the sector produced positive excess returns over the fiscal year. Strategic yield curve positioning was not a contributor to performance during the year.

How do you plan to position the Fund, based on market conditions?

When juxtaposing these valuations against the challenging macroeconomic environment that persists, we find comfort in remaining defensive and maintaining a Treasury-only portfolio until risk assets re-price to reflect this challenged fundamental backdrop. Aggressive central bank intervention has supported excessive risk-taking, while offering little support to the economic recovery. An overabundance of complacency exists globally and warrants caution.

U.S. GOVERNMENT SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government Index (“Index”), which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–2.19%	2.50%	2.04%	3.35%
	with sales charge*	–6.83%	0.85%	1.06%	2.85%
C Shares	without CDSC	–2.45%	2.12%	1.54%	2.75%
	with CDSC*	–3.42%	2.12%	1.54%	2.75%
I Shares		–1.86%	2.78%	2.34%	3.66%
Barclays Capital U.S. Government Index		–1.17%	3.18%	2.73%	3.98%

Prospectus Expense Ratio[1]					Gross
A Shares					1.03%
C Shares					1.71%
I Shares					0.83%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2014 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.95%, 1.70% and 0.75% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens
•	Michael Rieger
•	Perry Troisi

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

The RidgeWorth U.S. Government Securities Ultra-Short Bond Fund outperformed its benchmark, the Barclays Capital 3-6 Month U.S. Treasury Bill Index, for the fiscal year ended March 31, 2014. The Fund generated a return of 0.13%, while the benchmark index return was 0.11%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

The Fund’s total return was driven by income, credit-spread tightening, and yield curve roll down. Interest rates declined modestly over the past twelve months, with the one-year Treasury yields declining from 0.12% to 0.11%, as March 31, 2014.

The Fund benefited from its allocation to U.S. Government Agency securitized assets, as spreads on short-term residential and multi-family securities tightened relative to U.S. Treasuries during the period. Once again, the Fund’s allocation to adjustable-rate mortgages drove performance and total return during the period. The Fund’s allocation to floating rate collateralized mortgage obligations contributed only modestly to total return while dampening volatility. The Fund also added exposure to agency multifamily housing securities, which benefited the Fund over the fiscal year as credit spreads tightened in the sector.

How do you plan to position the Fund, based on market conditions?

We look to keep a relatively short duration stance as risks remain higher for longer duration assets in a rising rate environment. We also believe that a neutral, laddered position is warranted, given that shifts and twists in the curve may be short lived and range-bound over the coming months.

In addition, we look to maintain limited exposure to U.S. Treasuries and Agency debentures. As historically low rates linger, investors are subject to wide-ranging returns—limited upside along with little coupon income to insulate against potential rising interest rates.

We will attempt to minimize the risks associated with rising longer-term rates by focusing on securities with shorter and well-defined principal payment periods. For example, we will look for securities that offer structural protections to investors. We will likely emphasize securities with floating rate coupons that offer investors more protection from rising interest rates or a steepening yield curve.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index (“Index”). The Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/14
U.S. Government Securities Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.13%	1.00%	1.64%	2.76%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.11%	0.14%	0.20%	1.81%

Prospectus Expense Ratio[1]				Gross
I Shares				0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the March 31, 2014 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2014?

For the fiscal year ended March 31, 2014, the RidgeWorth Virginia Intermediate Municipal Bond Fund’s I Shares had a total return of -0.20%, versus an average return of -0.56% for the Lipper Other States Intermediate Municipal Debt Fund and a 0.84% total return for the Barclays Capital U.S. Municipal Bond 1 to 15 Year Blend Index. The short-to-intermediate portion of the municipal yield curve, defined as 2- to 6-year maturities, provided the greatest total return during the period, according to Barclays. Relative to the Barclays Capital U.S. Municipal Bond 1 to 15 Year Blend Index, the Fund maintained a higher allocation to the cash equivalent, 7-year, 20-year, and long-bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2014. Additionally, relative to the Index, the Fund maintained a higher allocation to non-rated bonds and securities rated AAA and AA, and a lower allocation to securities rated A and BAA. Trading activity and portfolio events during the period resulted in an increased exposure to the less than 1-year, 7-year, and 10-year sectors and reduced exposure to all other sectors. According to Municipal Market Data Line, the 5-year, 10-year, and 30-year generic AAA rated municipal bond yields rose 47, 58, and 56 basis points, respectively, during the fiscal year ended March 31, 2014.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2014?

Yield curve positioning contributed to the Fund’s underperformance during the period. The Fund maintained an overweight of bonds with final maturities of 17 years and longer, and the 20-year sector underperformed the 5-year sector by 83 basis points for the fiscal year ended March 31, 2014, according to Barclays.

Relative to its peers, the Fund’s more conservative approach to credit risk was rewarded during the period and led to outperformance. The Fund held fewer A and BAA rated bonds than many of its peers, and BAA rated securities outperformed AAA rated securities by 227 basis points during the period, according to Barclays.

How do you plan to position the Fund, based on market conditions?

Going forward, we expect demand for tax-exempt bonds to increase as a consequence of higher tax rates and reduced issuance. Primary market supply is projected to decrease approximately 10% in 2014, driven primarily by fewer refundings. Credit quality continues to improve for the vast majority of state and local government issuers, yet negative headlines surrounding a few high-profile distressed entities have injected additional volatility into the asset class. We expect bouts of volatility again in 2014, but feel that municipal bonds potentially offer compelling tax-adjusted yield versus Treasuries. Additionally, we believe improving credit fundamentals, coupled with favorable market technicals, should finally mitigate negative headlines and contribute to outperformance versus Treasuries in 2014. The Fund’s present duration posture and sector allocations seem appropriate, given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of our active portfolio management process. All activity will occur within an investment grade construct, and the credit quality of the Fund’s holdings should remain high relative to its peers.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2014)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (“Index”) which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/14
Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.35%	3.76%	3.74%	3.50%
	with sales charge*	–5.13%	2.09%	2.73%	3.00%
I Shares		–0.20%	3.96%	3.91%	3.65%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		0.84%	4.59%	4.63%	4.16%

Prospectus Expense Ratio[1]					Gross
A Shares					0.73%
I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visitour website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/14 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2014)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 3.5%
Credit Card 1.8%
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.504%, 03/16/20(a)	413,000	413,034
Capital One Multi-Asset Execution Trust, Series 2006-A11, Cl A11, 0.245%, 06/17/19(a)	813,000	809,754
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.435%, 01/15/19(a)	823,000	816,195
Chase Issuance Trust, Series 2014-A1, Cl A1, 1.150%, 01/15/19	1,811,000	1,810,982

		3,849,965

Home Equity 0.9%
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.584%, 07/25/35(a)	1,857,000	1,826,787

Other 0.8%
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	1,661,610	1,777,457

Total Asset-Backed Securities (Cost $7,298,063)		7,454,209

Collateralized Mortgage Obligations 7.1%
Agency Collateralized Mortgage Obligations 4.1%
Federal Home Loan Mortgage Corporation
Series 3745, Cl AY, REMIC, 4.000%, 10/15/30	126,000	131,370
Series 3768, Cl CB, 3.500%, 12/15/25	36,000	36,704
Series 3788, Cl YB, 3.500%, 01/15/26	5,200,000	5,323,609
Series 3800, Cl CB, 3.500%, 02/15/26	42,000	42,681
Series 3806, Cl L, 3.500%, 02/15/26	399,000	402,802
Series 3877, Cl LM, 3.500%, 06/15/26	26,000	26,333
Series 4065, Cl CL, 3.000%, 06/15/27	838,000	800,770
Series 4077, Cl B, 3.000%, 07/15/27	731,000	698,303

		7,462,572

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association
Series 2012-17, Cl BC, 3.500%, 03/25/27	1,379,000	1,378,524

		8,841,096

Commercial Mortgage Backed Securities 3.0%
GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	746,000	751,370
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	1,195,000	1,136,902

		1,888,272

GS Mortgage Securities Trust
Series 2011-GC5, Cl AS, 5.209%, 08/10/44(a)(b)	440,000	489,640

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C3, Cl D, 5.544%, 02/15/46(a)(b)	927,000	1,006,169

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2010-C2, Cl C, 5.509%, 11/15/43(a)(b)	906,000	1,002,876

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(b)	866,000	951,632

WFRBS Commercial Mortgage Trust 2011-C3
Series 2011-C3, Cl D, 5.549%, 03/15/44(a)(b)	1,019,000	1,044,901

		6,383,490

Total Collateralized Mortgage Obligations (Cost $15,484,246)		15,224,586

Corporate Bonds 26.5%
Agriculture 0.4%
Japan Tobacco, Inc., 2.100%, 07/23/18(b)	893,000	892,568

Airlines 0.9%
American Airlines Pass Through Trust, 4.950%, 01/15/23(b)	1,329,449	1,425,834
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 04/11/23(c)	535,000	537,675

		1,963,509

Auto Manufacturers 0.5%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	434,000	455,497

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Auto Manufacturers—continued
Volkswagen International Finance, 2.375%, 03/22/17(b)	490,000	504,063

		959,560

Auto Parts & Equipment 0.2%
Delphi Corp., 4.150%, 03/15/24	394,000	393,524

Banks 6.4%
Bank of America Corp., 2.600%, 01/15/19	707,000	709,789
Bank of America NA, 1.250%, 02/14/17	946,000	942,056
Citigroup, Inc., 2.500%, 09/26/18	1,063,000	1,068,771
Citigroup, Inc., 5.500%, 09/13/25	596,000	634,858
Citigroup, Inc., 6.675%, 09/13/43	305,000	357,155
Fifth Third Bank, 1.450%, 02/28/18	885,000	870,033
Goldman Sachs Group, Inc.(The), 2.900%, 07/19/18	993,000	1,012,655
HSBC Bank PLC, 3.500%, 06/28/15(b)	575,000	596,082
Huntington National Bank(The), 1.300%, 11/20/16	602,000	603,863
JPMorgan Chase & Co., 1.625%, 05/15/18	1,110,000	1,090,099
JPMorgan Chase & Co., 3.875%, 02/01/24	802,000	809,196
KeyBank NA, 1.650%, 02/01/18	831,000	824,832
Lloyds Bank PLC, 2.300%, 11/27/18(d)	304,000	303,699
Morgan Stanley, 2.500%, 01/24/19	957,000	954,335
Morgan Stanley, 5.000%, 11/24/25	817,000	840,628
PNC Funding Corp., 3.300%, 03/08/22	112,000	112,737
US Bank NA, 1.100%, 01/30/17	719,000	720,378
Wells Fargo & Co., 1.250%, 02/13/15, MTN	757,000	762,864
Wells Fargo & Co., 5.375%, 11/02/43	460,000	484,560

		13,698,590

Beverages 0.3%
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	683,000	702,335

Chemicals 0.3%
Praxair, Inc., 4.625%, 03/30/15	532,000	553,518

	Shares or Principal Amount($)	Value($)
Commercial Services 0.8%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	334,000	344,546
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	516,000	575,297
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	757,000	795,405

		1,715,248

Computers 0.5%
IBM Corp., 0.875%, 10/31/14	993,000	996,449

Diversified Financial Services 3.1%
American Express Credit Corp., 2.375%, 03/24/17, MTN	327,000	338,693
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	942,000	1,039,713
General Electric Capital Corp., 3.100%, 01/09/23, MTN	1,393,000	1,363,120
John Deere Capital Corp., 1.250%, 12/02/14, MTN	524,000	527,346
Lazard Group LLC, 4.250%, 11/14/20	848,000	878,564
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	476,000	485,806
Nomura Holdings, Inc., 2.750%, 03/19/19, MTN	360,000	357,823
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	693,000	697,064
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	310,000	319,932
Woodside Finance Ltd., 4.600%, 05/10/21(b)	492,000	526,577

		6,534,638

Electric 0.4%
Dominion Resources, Inc., 1.950%, 08/15/16	251,000	255,732
Exelon Generation Co. LLC, 6.200%, 10/01/17	286,000	323,155
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	228,000	272,735

		851,622

Electronics 0.5%
Agilent Technologies, Inc., 3.875%, 07/15/23	848,000	838,227
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	244,000	262,950

		1,101,177

Healthcare-Services 0.3%
Howard Hughes Medical Institute, 3.500%, 09/01/23	415,000	422,185

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare—Services—continued
UnitedHealth Group, Inc., 4.250%, 03/15/43	196,000	186,706

		608,891

Insurance 1.7%
American International Group, Inc., 5.850%, 01/16/18, MTN	718,000	820,503
Arch Capital Group US, Inc., 5.144%, 11/01/43	659,000	693,954
Berkshire Hathaway, Inc., 3.200%, 02/11/15	665,000	681,369
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	288,000	303,851
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	835,000	919,991
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	266,000	279,365

		3,699,033

Internet 0.1%
eBay, Inc., 4.000%, 07/15/42	339,000	299,833

Media 0.4%
Comcast Corp., 4.650%, 07/15/42	368,000	367,054
Time Warner, Inc., 4.900%, 06/15/42	561,000	563,007

		930,061

Mining 2.2%
Barrick(PD) Australia Finance Property Ltd., 4.950%, 01/15/20	185,000	194,652
Barrick(PD) Australia Finance Property Ltd., 5.950%, 10/15/39	1,331,000	1,321,284
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	685,000	672,430
Barrick North America Finance LLC, 5.750%, 05/01/43	163,000	158,814
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	542,000	544,656
Newmont Mining Corp., 6.250%, 10/01/39	1,857,000	1,798,192

		4,690,028

Miscellaneous Manufacturer 0.4%
3M Co., 1.375%, 09/29/16	250,000	254,592
General Electric Co., 4.125%, 10/09/42	250,000	240,223
General Electric Co., 5.250%, 12/06/17	233,000	264,043

		758,858

	Shares or Principal Amount($)	Value($)
Oil & Gas 0.3%
BP Capital Markets PLC, 2.248%, 11/01/16	387,000	399,359
Ensco PLC, 4.700%, 03/15/21	310,000	333,077

		732,436

Oil & Gas Services 0.7%
Schlumberger Investment SA, 3.300%, 09/14/21(b)	375,000	382,595
Weatherford International Ltd., 5.125%, 09/15/20	224,000	243,751
Weatherford International Ltd., 5.950%, 04/15/42	319,000	343,702
Weatherford International Ltd., 6.500%, 08/01/36	449,000	503,418

		1,473,466

Pharmaceuticals 0.7%
Express Scripts Holding Co., 2.650%, 02/15/17	347,000	358,857
Novartis Securities Investment Ltd., 5.125%, 02/10/19	208,000	236,144
Perrigo Co. PLC, 5.300%, 11/15/43(b)	343,000	361,060
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	399,000	453,402

		1,409,463

Pipelines 0.8%
DCP Midstream Operating LP, 5.600%, 04/01/44	473,000	493,721
Enterprise Products Operating LLC, 4.850%, 03/15/44	476,000	474,790
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	849,000	805,108

		1,773,619

Real Estate Investment Trust 0.8%
American Tower Corp., 3.500%, 01/31/23	374,000	353,669
American Tower Corp., 5.000%, 02/15/24	726,000	756,132
Digital Realty Trust LP, 5.875%, 02/01/20(d)	607,000	664,565

		1,774,366

Retail 0.5%
Wal-Mart Stores, Inc., 1.125%, 04/11/18	1,147,000	1,124,471

Semiconductors 1.1%
Analog Devices, Inc., 3.000%, 04/15/16	169,000	175,508
Intel Corp., 1.950%, 10/01/16	290,000	298,002
Intel Corp., 4.250%, 12/15/42	140,000	132,739

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Semiconductors—continued
Intel Corp., 4.800%, 10/01/41	802,000	828,657
TSMC Global Ltd., 1.625%, 04/03/18(b)	857,000	830,806

		2,265,712

Software 0.2%
Oracle Corp., 1.200%, 10/15/17	228,000	226,208
Oracle Corp., 2.375%, 01/15/19	281,000	284,347

		510,555

Telecommunication Services 2.0%
AT&T, Inc., 2.375%, 11/27/18	855,000	859,248
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	914,000	889,113
Cisco Systems, Inc., 2.125%, 03/01/19	471,000	468,893
Cisco Systems, Inc., 5.500%, 02/22/16	294,000	321,092
Verizon Communications, Inc., 6.550%, 09/15/43	1,452,000	1,766,990

		4,305,336

Total Corporate Bonds (Cost $55,239,068)		56,718,866

Municipal Bonds 1.2%
Illinois 0.3%
Chicago, Series B, GO, 6.314%, 01/01/44	575,000	586,581

New York 0.9%
Utility Debt Securitization Authority, Series T, RB, 2.937%, 06/15/23	1,918,000	1,919,055

Total Municipal Bonds (Cost $2,492,943)		2,505,636

U.S. Government Agency Mortgages 29.8%
Federal Home Loan Mortgage Corporation
Pool #J14244, 3.000%, 01/01/26	779,436	801,444
Pool #J14245, 3.000%, 01/01/26	430,309	442,527
Pool #J17791, 3.000%, 01/01/27	510,282	524,397
Pool #J18800, 3.000%, 04/01/27	1,077,280	1,107,019
Pool #G14517, 2.500%, 07/01/27	1,362,380	1,363,629
Pool #E04075, 2.500%, 08/01/27	1,317,941	1,318,655

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #J20118, 2.500%, 08/01/27	695,760	696,137
Pool #G14599, 2.500%, 11/01/27	1,169,662	1,170,295
Pool #E09023, 2.000%, 02/01/28	718,845	700,771
Pool #J22872, 2.000%, 03/01/28	160,977	156,914
Pool #D99439, 3.500%, 06/01/32	302,583	311,220
Pool #G30614, 3.500%, 12/01/32	1,846,728	1,899,305
Pool #A12413, 5.000%, 08/01/33	199,679	217,607
Pool #G05052, 5.000%, 10/01/33	126,740	138,089
Pool #G01779, 5.000%, 04/01/35	257,741	280,850
Pool #G01837, 5.000%, 07/01/35	1,022,831	1,114,602
Pool #A37619, 4.500%, 09/01/35	34,522	36,843
Pool #G04997, 5.000%, 01/01/37	68,298	74,331
Pool #G05254, 5.000%, 01/01/37	698,390	759,816
Pool #Q06160, 4.000%, 02/01/37	143,280	148,701
Pool #G03296, 6.000%, 09/01/37	485,475	544,445
Pool #G05326, 5.000%, 02/01/38	335,292	364,901
Pool #G04337, 5.500%, 04/01/38	76,619	84,106
Pool #G08347, 4.500%, 06/01/39	274,648	293,555
Pool #G08353, 4.500%, 07/01/39	1,710,117	1,823,795
Pool #G06079, 6.000%, 07/01/39	119,924	133,099
Pool #A87874, 4.000%, 08/01/39	345,877	359,577
Pool #A89384, 4.000%, 10/01/39	103,819	107,732
Pool #A89148, 4.000%, 10/01/39	532,667	552,777
Pool #G08372, 4.500%, 11/01/39	917,604	978,461
Pool #A93101, 5.000%, 07/01/40	121,930	132,902

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G06990, 5.500%, 08/01/40	1,308,786	1,436,674
Pool #A93996, 4.500%, 09/01/40	399,734	426,388
Pool #G06061, 4.000%, 10/01/40(c)	756,707	786,062
Pool #A94362, 4.000%, 10/01/40	488,989	508,515
Pool #A97047, 4.500%, 02/01/41	415,094	442,757

		22,238,898

Federal National Mortgage Association
Pool #471293, 2.500%, 07/01/22	648,312	629,803
Pool #AM2970, 2.450%, 04/01/23	1,370,000	1,313,685
Pool #AM3353, 2.450%, 05/01/23	164,506	156,326
Pool #AM3691, 2.540%, 06/01/23	338,674	325,922
Pool #AM3489, 2.560%, 06/01/23	126,940	122,808
Pool #AM3851, 3.020%, 07/01/23	1,249,000	1,235,388
Pool #AM3972, 3.000%, 08/01/23	753,097	751,096
Pool #AM4856, 3.520%, 12/01/23	99,624	102,391
Pool #AM5146, 3.470%, 01/01/24	742,158	759,272
Pool #932871, 3.000%, 01/01/26	177,263	182,325
Pool #AJ8325, 3.000%, 12/01/26	346,217	356,020
Pool #AL3274, 3.000%, 05/01/27	1,171,539	1,206,451
Pool #AB6472, 2.000%, 10/01/27	492,664	480,268
Pool #AP9623, 2.000%, 10/01/27	385,621	375,919
Pool #AB6644, 2.500%, 10/01/27	2,742,966	2,750,058
Pool #AB6480, 2.500%, 10/01/27	691,254	693,041
Pool #AB7081, 2.500%, 11/01/27	221,487	222,060
Pool #AL2716, 2.000%, 12/01/27	411,408	401,056
Pool #AB7142, 2.500%, 12/01/27	337,109	337,981

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AB7158, 2.500%, 12/01/27	471,329	472,549
Pool #AR1524, 2.000%, 01/01/28	1,045,488	1,019,182
Pool #AQ9956, 2.000%, 01/01/28	999,011	973,875
Pool #AB7707, 2.000%, 01/01/28	354,023	345,115
Pool #AR3040, 2.000%, 01/01/28	197,368	192,402
Pool #AR6867, 2.000%, 02/01/28	1,220,291	1,189,587
Pool #AL3041, 2.000%, 02/01/28	79,078	77,089
Pool #AB7795, 2.500%, 02/01/28	1,086,259	1,086,510
Pool #AS0001, 2.000%, 07/01/28	714,131	696,162
Pool #AL4042, 2.000%, 08/01/28	431,706	420,844
Pool #MA0481, 4.500%, 08/01/30	1,185,703	1,271,796
Pool #AB1763, 4.000%, 11/01/30	178,944	188,894
Pool #MA0587, 4.000%, 12/01/30	598,853	632,091
Pool #MA0804, 4.000%, 07/01/31	487,538	514,630
Pool #MA0949, 3.500%, 01/01/32	302,899	311,674
Pool #AO3244, 3.500%, 08/01/32	504,663	520,125
Pool #AP9592, 3.500%, 10/01/32	1,257,774	1,296,283
Pool #AB7691, 3.500%, 01/01/33	637,936	657,480
Pool #AB8428, 3.500%, 02/01/33	1,339,978	1,378,901
Pool #MA1543, 3.500%, 08/01/33	811,618	835,064
Pool #MA1630, 4.000%, 10/01/33	197,437	207,624
Pool #745044, 4.500%, 08/01/35	323,727	345,935
Pool #878094, 6.000%, 04/01/36	1,508,526	1,690,588
Pool #190370, 6.000%, 06/01/36	857,235	957,309
Pool #AI7951, 4.500%, 08/01/36	403,274	429,907

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #890547, 4.000%, 11/01/36	997,726	1,037,178
Pool #AJ5974, 4.000%, 12/01/36	138,011	143,495
Pool #995082, 5.500%, 08/01/37	747,052	830,874
Pool #890248, 6.000%, 08/01/37	146,123	164,319
Pool #889529, 6.000%, 03/01/38	30,220	33,774
Pool #995243, 4.500%, 08/01/38	529,336	564,133
Pool #930672, 4.500%, 03/01/39	194,870	209,226
Pool #AC5445, 5.000%, 11/01/39	311,523	342,203
Pool #932441, 4.000%, 01/01/40	1,291,618	1,342,078
Pool #AC9564, 4.500%, 02/01/40	372,267	399,258
Pool #AE0216, 4.000%, 08/01/40	510,856	530,744
Pool #AB1343, 4.500%, 08/01/40	690,522	741,625
Pool #AE4192, 4.000%, 10/01/40	705,680	735,323
Pool #AE0625, 4.000%, 12/01/40	240,706	251,283
Pool #AB2694, 4.500%, 04/01/41	481,693	516,674
Pool #AB3274, 4.500%, 07/01/41	1,780,968	1,909,322
Pool #AL1627, 4.500%, 09/01/41	213,258	227,798

		40,092,793

SLM Student Loan Trust
Series 2013-6, Cl A1, 0.434%, 02/25/19(a)	1,473,531	1,474,101

Total U.S. Government Agency Mortgages (Cost $63,216,103)		63,805,792

U.S. Treasury Obligations 29.5%
U.S. Treasury Bond 3.2%
3.750%, 11/15/43	6,619,000	6,852,730

U.S. Treasury Notes 26.3%
0.750%, 06/15/14	12,681,000	12,698,830
0.375%, 11/15/15(e)	11,375,000	11,392,324
0.500%, 06/15/16	4,643,000	4,640,098
0.875%, 02/28/17	5,193,000	5,193,405

	Shares or Principal Amount($)	Value($)
U.S. Treasury Notes—continued
1.500%, 01/31/19	1,879,000	1,862,559
2.750%, 02/15/24	20,635,000	20,680,149

		56,467,365

Total U.S. Treasury Obligations (Cost $63,118,359)		63,320,095

Foreign Government Bonds 0.5%
Sovereign 0.5%
Brazilian Government International Bond, 7.125%, 01/20/37	232,000	278,110
Colombia Government International Bond, 7.375%, 09/18/37	134,000	171,520
Mexico Government International Bond, 5.550%, 01/21/45	614,000	652,375

Total Foreign Government Bonds (Cost $1,059,690)		1,102,005

Short-Term Investment 0.4%
RidgeWorth Funds Securities Lending Joint Account(f)	987,000	987,000

Total Short-Term Investment (Cost $987,000)		987,000

Money Market Fund 3.7%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(g)	8,030,433	8,030,433

Total Money Market Fund (Cost $8,030,433)		8,030,433

Total Investments (Cost $216,925,905) — 102.2%		219,148,622
Liabilities in Excess of Other Assets — (2.2)%		(4,814,493)

Net Assets — 100.0%		$214,334,129

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.8% of net assets as of March 31, 2014.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $964,859.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Core Bond Fund — concluded

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).

(g)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

GO	—	General Obligation
MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Corporate Bond Fund

	Shares or Principal Amount($)	Value($)
Corporate Bonds 95.3%
Agriculture 1.2%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	450,000	449,782

Airlines 3.0%
American Airlines Pass Through Trust, 4.950%, 07/15/24(a)	665,695	713,957
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27(b)	442,000	444,210

		1,158,167

Auto Manufacturers 2.9%
General Motors Co., 6.250%, 10/02/43(a)	759,000	821,618
Volkswagen International Finance, 2.375%, 03/22/17(a)	313,000	321,983

		1,143,601

Auto Parts & Equipment 1.0%
Delphi Corp., 4.150%, 03/15/24	387,000	386,533

Banks 20.5%
Bank of America Corp., 2.600%, 01/15/19	537,000	539,119
Bank of America NA, 1.250%, 02/14/17	410,000	408,291
Citigroup, Inc., 2.500%, 09/26/18	794,000	798,311
Citigroup, Inc., 5.500%, 09/13/25	412,000	438,862
Citigroup, Inc., 6.675%, 09/13/43	211,000	247,081
Fifth Third Bank, 1.450%, 02/28/18	625,000	614,430
Goldman Sachs Group, Inc. (The), 2.900%, 07/19/18	800,000	815,835
JPMorgan Chase & Co., 1.625%, 05/15/18	415,000	407,559
JPMorgan Chase & Co., 3.875%, 02/01/24	609,000	614,464
KeyBank NA, 1.650%, 02/01/18	299,000	296,781
Lloyds Bank PLC, 2.300%, 11/27/18(c)	343,000	342,660
Morgan Stanley, 2.500%, 01/24/19	728,000	725,973
Morgan Stanley, 5.000%, 11/24/25	610,000	627,641
PNC Funding Corp., 3.300%, 03/08/22	88,000	88,579
US Bank NA, 1.100%, 01/30/17	688,000	689,319
Wells Fargo & Co., 5.375%, 11/02/43	349,000	367,633

		8,022,538

Beverages 1.0%
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	392,000	403,097

	Shares or Principal Amount($)	Value($)
Commercial Services 3.2%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	611,000	630,292
ERAC USA Finance LLC, 2.800%, 11/01/18(a)	353,000	359,367
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	251,000	279,844

		1,269,503

Diversified Financial Services 13.6%
American Express Credit Corp., 1.750%, 06/12/15, MTN	705,000	714,779
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	587,000	647,889
General Electric Capital Corp., 3.100%, 01/09/23, MTN	1,104,000	1,080,319
Lazard Group LLC, 4.250%, 11/14/20	636,000	658,923
Lazard Group LLC, 6.850%, 06/15/17	596,000	677,613
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	266,000	271,480
Nomura Holdings, Inc., 2.750%, 03/19/19, MTN	296,000	294,211
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	419,000	432,424
Woodside Finance Ltd., 4.600%, 05/10/21(a)	531,000	568,318

		5,345,956

Electric 2.0%
Dominion Resources, Inc., 1.950%, 08/15/16	220,000	224,148
Exelon Generation Co. LLC, 6.200%, 10/01/17	316,000	357,052
Pacific Gas & Electric Co., 5.125%, 11/15/43	202,000	215,101

		796,301

Electronics 2.9%
Agilent Technologies, Inc., 3.875%, 07/15/23	684,000	676,117
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	418,000	450,463

		1,126,580

Healthcare-Services 0.5%
UnitedHealth Group, Inc., 4.250%, 03/15/43	220,000	209,568

Insurance 8.2%
Allied World Assurance Co. Holdings Ltd., 5.500%, 11/15/20	221,000	245,772

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Insurance—continued
American International Group, Inc., 5.850%, 01/16/18, MTN	555,000	634,232
Arch Capital Group US, Inc., 5.144%, 11/01/43	521,000	548,634
AXIS Specialty Finance PLC, 5.150%, 04/01/45	246,000	247,657
Berkshire Hathaway, Inc., 3.200%, 02/11/15	971,000	994,901
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	308,000	324,952
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	202,000	212,150

		3,208,298

Internet 0.6%
eBay, Inc., 4.000%, 07/15/42	262,000	231,729

Media 1.0%
Comcast Corp., 4.650%, 07/15/42	241,000	240,380
Time Warner, Inc., 4.900%, 06/15/42	159,000	159,569

		399,949

Mining 3.5%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	157,000	155,854
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	554,000	543,834
Barrick North America Finance LLC, 5.750%, 05/01/43	174,000	169,532
Newmont Mining Corp., 6.250%, 10/01/39	526,000	509,343

		1,378,563

Miscellaneous Manufacturer 1.0%
General Electric Co., 5.250%, 12/06/17	335,000	379,633

Oil & Gas 2.1%
BP Capital Markets PLC, 2.248%, 11/01/16	349,000	360,145
Ensco PLC, 4.700%, 03/15/21	433,000	465,234

		825,379

Oil & Gas Services 2.7%
Weatherford International Ltd., 5.125%, 09/15/20	201,000	218,723
Weatherford International Ltd., 5.950%, 04/15/42	257,000	276,901
Weatherford International Ltd., 6.500%, 08/01/36	514,000	576,296

		1,071,920

Pharmaceuticals 2.5%
AstraZeneca PLC, 1.950%, 09/18/19	105,000	102,588

	Shares or Principal Amount($)	Value($)
Pharmaceuticals—continued
Express Scripts Holding Co., 2.650%, 02/15/17	485,000	501,572
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	346,000	393,176

		997,336

Pipelines 3.7%
DCP Midstream Operating LP, 5.600%, 04/01/44	366,000	382,033
Enterprise Products Operating LLC, 4.850%, 03/15/44	357,000	356,092
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	728,000	690,364

		1,428,489

Real Estate Investment Trust 4.2%
American Tower Corp., 3.500%, 01/31/23	535,000	505,918
American Tower Corp., 5.000%, 02/15/24	558,000	581,159
Digital Realty Trust LP, 5.875%, 02/01/20(c)	515,000	563,840

		1,650,917

Retail 2.4%
Wal-Mart Stores, Inc., 1.125%, 04/11/18	569,000	557,824
Wesfarmers Ltd., 1.874%, 03/20/18(a)	381,000	376,715

		934,539

Semiconductors 3.9%
Analog Devices, Inc., 3.000%, 04/15/16	237,000	246,126
Intel Corp., 4.250%, 12/15/42	553,000	524,320
Intel Corp., 4.800%, 10/01/41	233,000	240,745
TSMC Global Ltd., 1.625%, 04/03/18(a)	531,000	514,770

		1,525,961

Telecommunication Services 7.7%
AT&T, Inc., 2.375%, 11/27/18	643,000	646,195
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	686,000	667,321
Cisco Systems, Inc., 2.125%, 03/01/19	364,000	362,372
Verizon Communications, Inc., 6.550%, 09/15/43(d)	1,089,000	1,325,242

		3,001,130

Total Corporate Bonds (Cost $36,553,632)		37,345,469

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Corporate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Municipal Bonds 0.7%
Illinois 0.3%
Chicago, Series B, GO, 6.314%, 01/01/44	106,000	108,135

Puerto Rico 0.4%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	180,000	168,113

Total Municipal Bonds (Cost $273,409)		276,248

Short-Term Investment 2.4%
RidgeWorth Funds Securities Lending Joint Account(e)	924,340	924,340

Total Short-Term Investment (Cost $924,340)		924,340

Money Market Fund 3.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(f)	1,234,570	1,234,570

Total Money Market Fund (Cost $1,234,570)		1,234,570

Total Investments (Cost $38,985,951) — 101.5%		39,780,627
Liabilities in Excess of Other Assets — (1.5)%		(594,852)

Net Assets — 100.0%		$39,185,775

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 16.8% of net assets as of March 31, 2014.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $903,608.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

GO	—	General Obligation
MTN	—	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 98.5%
Alabama 0.5%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	640,000	586,515

California 5.2%
California State, GO, 5.000%, 02/01/20	1,910,000	2,241,347
California State, GO, 5.000%, 02/01/38	4,000,000	4,288,840

		6,530,187

Georgia 89.5%
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27	1,885,000	2,102,208
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/29	1,690,000	1,865,321
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,440,000	1,597,176
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38(b)	4,000,000	4,473,280
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33(b)	3,000,000	3,395,760
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,283,440
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/42	4,235,000	4,448,317
Atlanta Development Authority, Series A, RB, 4.375%, 09/01/36, Pre-refunded 09/01/2015 @ 100, XLCA	1,000,000	1,057,260
Atlanta GA Department of Aviation, Series C, AMT, RB, 5.000%, 01/01/30	1,500,000	1,599,015
Burke County Development Authority, RB, 1.200%, 10/01/32(c)	2,500,000	2,500,000
Carroll County Water Authority, Water & Sewerage, RB, 5.250%, 07/01/22, Pre-refunded 07/01/2015 @ 100, AGM	150,000	159,315

	Shares or Principal Amount($)	Value($)
Georgia—continued
Carroll County Water Authority, Water & Sewerage, RB, 5.250%, 07/01/22, AGM	850,000	895,959
Cherokee County Board of Education, GO, 5.000%, 08/01/33, State Aid Withholding	2,000,000	2,215,120
Cherokee County Board of Education, Series A, GO, 5.000%, 08/01/21, State Aid Withholding	1,860,000	2,207,783
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, 5.000%, 07/01/37, AMBAC/ County Guaranteed, AMT	1,000,000	1,020,960
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32	1,180,000	1,245,018
Cobb County Kennestone Hospital Authority, RB, 5.250%, 04/01/41	1,000,000	1,056,280
College Park Business & Industrial Development Authority, RB, 5.250%, 09/01/19, AMBAC	565,000	621,590
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.000%, 10/01/22	1,000,000	1,155,210
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.250%, 10/01/23	1,500,000	1,740,450
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29(b)	6,300,000	6,708,744
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, AMBAC	255,000	261,694
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000,000	1,148,310
Forsyth County, GO, 5.000%, 03/01/25(b)	6,825,000	7,781,524
Forsyth County School District, GO, 5.000%, 02/01/20	3,240,000	3,838,655
Forsyth County Water & Sewerage Authority, RB, 5.000%, 04/01/31, Country Guaranteed	645,000	737,158

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Georgia Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Georgia—continued
Fulton County Development Authority, 5.000%, 05/01/39(d)	3,095,000	3,355,011
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.000%, 10/01/42(b)	3,025,000	3,159,098
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,300,000	1,410,760
Fulton County Water & Sewer Revenue, RB, 5.000%, 01/01/20	2,485,000	2,920,422
Fulton County Water & Sewerage Revenue, RB, 5.000%, 01/01/29	975,000	1,100,034
Georgia State, Series D, GO, 5.000%, 05/01/15	600,000	631,602
Georgia State, Series D, GO, 5.000%, 02/01/22	2,590,000	3,114,578
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34	1,065,000	1,197,060
Georgia State Road & Tollway Authority, Series A, RB, 5.000%, 06/01/19	1,750,000	2,041,830
Georgia State Road & Tollway Authority, Series A, RB, 5.000%, 03/01/21, ST GTD	1,175,000	1,399,613
Greene County Development Authority, RB, 5.000%, 11/15/37	1,955,000	2,038,322
Gwinnett County School District, GO, 5.000%, 02/01/20	1,235,000	1,464,698
Gwinnett County School District, GO, 5.000%, 02/01/20	1,495,000	1,773,055
Gwinnett County School District, GO, 5.000%, 02/01/22	2,000,000	2,405,080
Gwinnett County Water & Sewerage Authority, RB, 5.000%, 08/01/22, Country Guaranteed	1,500,000	1,774,800
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,541,420
Lincoln County School District, GO, 5.500%, 04/01/37, State Aid Withholding	1,000,000	1,106,470

	Shares or Principal Amount($)	Value($)
Georgia—continued
Milledgeville & Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Pre-refunded 09/01/2014 @ 101	2,955,000	3,056,622
Municipal Electric Authority of Georgia, RB, 5.000%, 01/01/30	1,000,000	1,102,650
Municipal Electric Authority of Georgia, Series A, RB, 5.000%, 01/01/21	3,845,000	4,446,243
Newton County School District, Series A, GO, 5.000%, 04/01/21, State Aid Withholding	1,200,000	1,418,424
Private Colleges & Universities Authority, Series A, RB, 5.000%, 10/01/43	3,500,000	3,809,015
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	2,000,000	2,156,940
Richmond County Board of Education, GO, 5.000%, 10/01/15, State Aid Withholding	1,500,000	1,607,550
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,629,476

		111,776,320

Illinois 0.7%
City of Chicago IL, Series A, GO, 5.250%, 01/01/33	860,000	875,695

North Carolina 0.8%
North Carolina State Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	970,000	994,958

Puerto Rico 0.0%(e)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/28, Pre-refunded 08/01/2019 @ 100	20,000	24,136

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Georgia Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
South Carolina 1.8%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	2,000,000	2,261,060

Total Municipal Bonds (Cost $118,329,375)		123,048,871

Money Market Fund 1.2%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(f)	1,506,171	1,506,171

Total Money Market Fund (Cost $1,506,171)		1,506,171

Total Investments (Cost $119,835,546) — 99.7%		124,555,042
Other Assets in Excess of Liabilities — 0.3%		418,915

Net Assets — 100.0%		$124,973,957

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2014.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	Less than 0.05% of Net Assets.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
GO	—	General Obligation
RB	—	Revenue Bond
ST GTD	—	State Guaranteed
XLCA	—	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 86.6%
Alabama 7.2%
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	2,000,000	1,799,400
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC	2,000,000	2,285,540

		4,084,940

Alaska 4.2%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(b)	2,000,000	2,380,400

California 10.9%
California State, GO, 6.500%, 04/01/33(b)	2,000,000	2,437,920
Orange County Community Facilities District, Series A, 5.000%, 08/15/34	1,000,000	1,062,200
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/34	445,000	467,045
Southern California Public Power Authority, Series A, RB, 5.000%, 07/01/38	2,000,000	2,189,620

		6,156,785

District of Columbia 4.1%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30	2,000,000	2,326,860

Florida 9.5%
Miami-Dade County FL Aviation Revenue, AMT, RB, 5.000%, 10/01/29	2,000,000	2,145,260
Orlando FL Contract Tourist DE, 5.000%, 11/01/44(c)	2,000,000	2,130,360
Orlando FL Contract Tourist DE, 5.250%, 11/01/32(c)	1,000,000	1,118,710

		5,394,330

Georgia 2.5%
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,386,438

Idaho 4.9%
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37	2,500,000	2,773,050

	Shares or Principal Amount($)	Value($)
Illinois 2.0%
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	1,000,000	1,126,940

Kansas 2.9%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	1,500,000	1,657,125

Maine 5.1%
Maine State Turnpike Authority, RB, 6.000%, 07/01/38(b)	2,500,000	2,907,200

Maryland 1.9%
Baltimore County, GO, 5.000%, 08/01/15	1,000,000	1,064,530

Massachusetts 3.1%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	1,500,000	1,747,605

New Jersey 3.9%
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	1,955,000	2,236,422

New York 10.1%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	1,000,000	1,135,100
New York State Dormitory Authority, Series A, RB, 5.000%, 02/15/28	2,000,000	2,285,780
Utility Debt Securitization Authority, RB, 5.000%, 12/15/30	2,000,000	2,287,460

		5,708,340

Texas 11.0%
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	4,000,000	4,697,400
Texas State, GO, 5.000%, 04/01/28	1,350,000	1,555,025

		6,252,425

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Washington 3.3%
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, BHAC(b)	1,635,000	1,884,125

Total Municipal Bonds (Cost $45,424,012)		49,087,515

Money Market Fund 11.7%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	6,649,451	6,649,451

Total Money Market Fund (Cost $6,649,451)		6,649,451

Total Investments (Cost $52,073,463) — 98.3%		55,736,966
Other Assets in Excess of Liabilities — 1.7%		966,808

Net Assets — 100.0%		$56,703,774

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2014.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 4.6%
Aerospace/Defense 0.1%
DAE Aviation Holdings, Inc., 2nd Lien Term Loan, 08/05/19(a)(b)(c)	770,000	782,513

Chemicals 0.3%
Ineos US Finance LLC, 6 Year Term Loan, 3.750%, 05/04/18(b)(d)	2,904,302	2,885,104

Commercial Services 0.1%
Walter Energy, Inc., Term Loan B, 7.250%, 04/02/18(b)(d)	953,846	921,062

Energy 0.1%
Aventine Renewable Energy Holdings, Inc., Extended PIK Term Loan B, 0.000% 09/22/17(a)(b)(e)(f)	219,627	217,438
Endeavour International Holdings B.V., 1st Lien Term Loan, 8.250%, 11/30/17(b)(d)	557,656	545,805
Endeavour International Holdings B.V., Term Loan B, 8.250%, 11/30/17(b)(d)	399,100	390,619

		1,153,862

Health Care 0.1%
Community Health Systems, Inc., New Term Loan, 3.447%-3.583%, 01/25/17(b)(d)	28,823	28,997
Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21(b)(d)	76,822	77,412
Multiplan, Inc., New Term Loan, 4.000%, 03/06/21(b)(d)	745,000	743,138

		849,547

Information Technology 0.2%
Entegris, Inc., Unsecured Bridge Loan, 02/04/15(a)(c)	2,445,000	2,445,000

Insurance 0.3%
Asurion LLC, New 2nd Lien Term Loan, 03/03/21(a)(b)(c)	770,000	794,063
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(b)(d)	2,350,696	2,354,527

		3,148,590

	Shares or Principal Amount($)	Value($)
Lodging 0.4%
Caesars Entertainment Operating Co., Extended Term Loan B6, 01/26/18(a)(b)(c)	2,995,000	2,821,530
Scientific Games International, Inc., New Term Loan B, 4.250%, 10/18/20(b)(d)	1,271,812	1,271,812

		4,093,342

Media 0.5%
Clear Channel Communications, Inc., Term Loan D, 6.900%, 01/30/19(b)(d)	4,620,000	4,521,363

Packaging & Containers 0.3%
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/07/20(b)(d)	2,811,600	2,797,542

Retail 1.1%
JC Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(b)(d)	2,377,038	2,363,180
Lands’ End, Inc., Term Loan B, 01/31/21(a)(b)(c)	1,840,000	1,836,559
Sears Holding Corp., Term Loan, 5.500%, 06/30/18(b)(d)	4,773,038	4,793,323
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(b)(d)	1,760,050	1,589,554

		10,582,616

Semiconductors 0.4%
Freescale Semiconductor, Inc., Term Loan B4, 4.250%, 02/28/20(b)(d)	3,843,328	3,856,510

Telecommunication Services 0.7%
Alcatel-Lucent USA, Inc., USD Term Loan C, 4.500%, 01/30/19(b)(d)	1,278,813	1,284,209
Cequel Communications LLC, Term Loan B, 3.500%, 02/14/19(b)(d)	1,523,900	1,523,260
Level 3 Financing, Inc., New 2019 Term Loan, 4.000%, 08/01/19(b)(d)	965,000	967,171

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Virgin Media Investment Holdings Ltd., USD Term Loan B, 3.500%, 06/08/20(b)(d)	2,585,000	2,578,098

		6,352,738

Total Bank Loans (Cost $44,386,268)		44,389,789

Corporate Bonds 84.7%
Advertising 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22(b)	3,299,000	3,381,475

Aerospace/Defense 1.0%
BE Aerospace, Inc., 5.250%, 04/01/22(g)	1,945,000	2,000,919
Bombardier, Inc., 6.000%, 10/15/22(b)	7,655,000	7,655,000

		9,655,919

Airlines 1.8%
Air Canada, 6.750%, 10/01/19(b)	3,360,000	3,620,400
Air Canada, 8.750%, 04/01/20(b)	7,950,000	8,615,812
American Airlines, 2013-2 Class B, 5.600%, 07/15/20(b)	4,121,896	4,297,077
United Airlines Pass Through Trust, 2014-1 Class B, 4.750%, 04/11/22(a)	1,072,000	1,077,360

		17,610,649

Auto Manufacturers 0.4%
General Motors Co., 3.500%, 10/02/18(b)	2,000,000	2,037,500
General Motors Co., 6.250%, 10/02/43(b)	1,910,000	2,067,575
General Motors Co. Escrow, 7.200%(e)(g)(h)(i)	17,182,000	—
General Motors Co. Escrow, 8.375%(e)(g)(h)(i)	36,800,000	—

		4,105,075

Auto Parts & Equipment 0.4%
Schaeffler Holding Finance BV, PIK, 6.875%, 08/15/18(b)	3,300,000	3,510,375

	Shares or Principal Amount($)	Value($)
Banks 1.3%
Ally Financial, Inc., 8.000%, 11/01/31(j)	1,815,000	2,236,987
CIT Group, Inc., 5.375%, 05/15/20	1,295,000	1,388,888
JPMorgan Chase & Co., Series S, 6.750%, 02/01/24(d)(i)	4,865,000	5,120,412
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	2,315,000	2,315,000
Provident Funding Associates LP/PFG Finance Corp., 10.125%, 02/15/19(b)	1,645,000	1,797,163

		12,858,450

Building Materials 1.9%
Cemex Finance LLC, 9.375%, 10/12/22(b)	5,600,000	6,573,000
Cemex SAB de CV, 7.250%, 01/15/21(b)(g)	3,925,000	4,288,062
Masco Corp., 5.950%, 03/15/22	2,640,000	2,864,400
US Concrete, Inc., 8.500%, 12/01/18(b)	1,330,000	1,443,050
USG Corp., 5.875%, 11/01/21(b)	1,730,000	1,842,450
USG Corp., 9.750%, 01/15/18	1,135,000	1,370,513

		18,381,475

Chemicals 0.2%
Nufarm Australia Ltd., 6.375%, 10/15/19(b)(g)	1,685,000	1,743,975

Coal 0.5%
Natural Resource Partners LP, 9.125%, 10/01/18(b)	1,862,000	1,945,790
Peabody Energy Corp., 6.250%, 11/15/21(g)	3,005,000	3,012,513

		4,958,303

Commercial Services 4.7%
Cenveo Corp., 11.500%, 05/15/17(g)	3,310,000	3,285,175
FTI Consulting, Inc., 6.000%, 11/15/22	2,045,000	2,085,900
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)	1,680,000	1,705,200
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)	5,465,000	5,492,325

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)	13,287,000	14,582,482
National Money Mart Co., 10.375%, 12/15/16	2,665,000	2,678,325
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(b)	4,577,000	5,011,815
RR Donnelley & Sons Co., 6.500%, 11/15/23	2,615,000	2,762,094
TMS International Corp., 7.625%, 10/15/21(b)	4,350,000	4,665,375
United Rentals North America, Inc., 5.750%, 11/15/24	3,435,000	3,460,763

		45,729,454

Computers 0.5%
j2 Global, Inc., 8.000%, 08/01/20	3,020,000	3,291,800
NCR Escrow Corp., 5.875%, 12/15/21(b)	1,320,000	1,389,300

		4,681,100

Diversified Financial Services 4.3%
CNG Holdings, Inc., 9.375%, 05/15/20(b)	2,740,000	2,507,100
Community Choice Financial, Inc., 10.750%, 05/01/19	2,585,000	2,184,325
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20(b)(g)	4,505,000	4,583,837
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 03/15/19(b)(g)	4,865,000	4,950,137
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20(g)	2,625,000	2,808,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20(b)	2,075,000	2,199,500
International Lease Finance Corp., 6.250%, 05/15/19	3,585,000	3,952,463
International Lease Finance Corp., 8.250%, 12/15/20	1,405,000	1,699,333
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,610,000	2,740,500

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21(g)	2,345,000	2,210,163
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	2,340,000	2,170,350
SLM Corp., 4.875%, 06/17/19, MTN	2,600,000	2,642,058
SLM Corp., 5.500%, 01/15/19, MTN	1,190,000	1,258,425
SLM Corp., 6.125%, 03/25/24, MTN	5,740,000	5,732,825

		41,639,766

Electric 2.3%
Calpine Corp., 5.875%, 01/15/24(b)	1,715,000	1,740,725
Calpine Corp., 6.000%, 01/15/22(b)	2,225,000	2,336,250
Dynegy, Inc., 5.875%, 06/01/23(b)	7,217,000	7,090,702
GenOn Energy, Inc., 9.500%, 10/15/18	5,655,000	5,782,238
GenOn Energy, Inc., 9.875%, 10/15/20	2,070,000	2,111,400
NRG Energy, Inc., 7.625%, 05/15/19(g)	3,195,000	3,334,781

		22,396,096

Electrical Components & Equipment 0.2%
GrafTech International Ltd., 6.375%, 11/15/20	1,450,000	1,493,500

Energy-Alternate Sources 0.2%
First Wind Capital LLC, 10.250%, 06/01/18(b)	1,600,000	1,736,000

Engineering & Construction 0.7%
Aguila 3 SA, 7.875%, 01/31/18(b)	6,485,000	6,890,313

Entertainment 2.2%
Carmike Cinemas, Inc., 7.375%, 05/15/19	1,310,000	1,429,538
Diamond Resorts Corp., 12.000%, 08/15/18	5,555,000	6,075,781
Gibson Brands, Inc., 8.875%, 08/01/18(b)(g)	1,412,000	1,503,780
GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20(b)	5,430,000	5,572,537
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(b)	2,205,000	2,276,663

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Entertainment—continued
Mohegan Tribal Gaming Authority, 9.750%, 09/01/21(g)	960,000	1,070,400
WMG Acquisition Corp., 5.625%, 04/15/22(a)(b)	1,818,000	1,845,270
WMG Acquisition Corp., 6.750%, 04/15/22(a)(b)	1,456,000	1,465,100

		21,239,069

Environmental Control 1.0%
Nuverra Environmental Solutions, Inc., 9.875%, 04/15/18(g)	7,195,000	7,428,837
Tervita Corp., 10.875%, 02/15/18(b)	2,545,000	2,557,725

		9,986,562

Exploration & Production 0.2%
Jones Energy Holdings, 6.750%, 04/01/22(b)	1,708,000	1,740,025
Food 2.2%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(b)	9,150,000	9,001,312
Post Holdings, Inc., 6.750%, 12/01/21(b)(g)	6,105,000	6,463,669
Post Holdings, Inc., 7.375%, 02/15/22	3,445,000	3,703,375
Post Holdings, Inc., 7.375%, 02/15/22(b)	1,680,000	1,806,000

		20,974,356

Forest Products & Paper 0.7%
Resolute Forest Products, Inc., 5.875%, 05/15/23(b)	4,699,000	4,581,525
Verso Paper Holdings LLC/Verso Paper, Inc., 11.750%, 01/15/19(g)	2,490,000	2,315,700

		6,897,225

Gas 0.2%
Sabine Pass LNG LP, 6.500%, 11/01/20	1,330,000	1,396,500
Sabine Pass LNG LP, 7.500%, 11/30/16	565,000	624,325

		2,020,825

Healthcare-Products 0.9%
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,355,000	1,556,556
Physio-Control International, Inc., 9.875%, 01/15/19(b)	6,127,000	6,877,558

		8,434,114

	Shares or Principal Amount($)	Value($)
Healthcare-Services 1.7%
HCA, Inc., 3.750%, 03/15/19	6,390,000	6,413,963
MedImpact Holdings, Inc., 10.500%, 02/01/18(b)	4,240,000	4,600,400
MPH Acquisition Holdings LLC, 6.625%, 04/01/22(b)	5,585,000	5,731,606

		16,745,969

Holding Companies-Diversified 0.4%
Nielsen Co. Luxembourg SARL(The), 5.500%, 10/01/21(b)	3,335,000	3,480,906

Home Builders 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.125%, 07/01/22(b)	1,695,000	1,750,088
KB Home, 7.500%, 09/15/22	850,000	930,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.250%, 04/15/21(b)	1,605,000	1,621,050
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.625%, 03/01/24(b)	2,310,000	2,281,125

		6,583,013

Household Products/Wares 0.6%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(b)	863,000	909,386
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19	4,175,000	4,597,719

		5,507,105

Insurance 1.1%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(b)(d)	3,560,000	3,079,400
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66, Series A(d)	2,370,000	2,144,850
Genworth Financial, Inc., 6.150%, 11/15/66(d)	1,125,000	1,039,219
MBIA, Inc., 5.700%, 12/01/34	105,000	97,650
MBIA, Inc., 6.625%, 10/01/28	4,300,000	4,450,500

		10,811,619

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Internet 0.8%
Mood Media Corp., 9.250%, 10/15/20(b)(g)	2,010,000	1,914,525
Pacnet Ltd., 9.000%, 12/12/18(b)	800,000	854,000
Zayo Escrow Corp., 8.125%, 01/01/20	4,175,000	4,582,063

		7,350,588

Iron/Steel 0.2%
JMC Steel Group, 8.250%, 03/15/18(b)(g)	1,610,000	1,646,225

Leisure Time 0.2%
Viking Cruises Ltd., 8.500%, 10/15/22(b)	1,505,000	1,708,175

Lodging 2.3%
Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	6,750,000	5,973,750
Caesars Entertainment Operating Co., Inc., 11.000%, 10/01/21(b)(g)	6,430,000	6,751,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)	4,005,000	4,295,362
Golden Nugget Escrow, Inc., 8.500%, 12/01/21(b)(g)	2,490,000	2,539,800
Wynn Macau Ltd., 5.250%, 10/15/21(b)	2,830,000	2,879,525

		22,439,937

Media 6.2%
Block Communications, Inc., 7.250%, 02/01/20(b)	2,690,000	2,864,850
CCO Holdings LLC/Cap Corp., 5.125%, 02/15/23	2,870,000	2,762,375
CCO Holdings LLC/Cap Corp., 5.250%, 09/30/22(g)(j)	5,920,000	5,846,000
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	2,565,000	2,545,762
CCO Holdings LLC/Cap Corp., 5.750%, 01/15/24	6,970,000	6,917,725
Clear Channel Communications, Inc., 9.000%, 03/01/21(g)	2,145,000	2,238,844
Columbus International, Inc., 7.375%, 03/30/21(b)	2,370,000	2,438,138
DISH DBS Corp., 5.000%, 03/15/23(g)	4,575,000	4,609,312

	Shares or Principal Amount($)	Value($)
Media—continued
DISH DBS Corp., 5.125%, 05/01/20	1,910,000	1,991,175
DISH DBS Corp., 5.875%, 07/15/22	8,735,000	9,324,612
Lee Enterprises, Inc., 9.500%, 03/15/22(b)	1,375,000	1,416,250
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(b)	825,000	936,375
Nielsen Finance LLC, 5.000%, 04/15/22(a)(b)	3,070,000	3,077,675
Townsquare Radio LLC/Townsquare Radio, Inc., 9.000%, 04/01/19(b)	1,870,000	2,057,000
Univision Communications, Inc., 5.125%, 05/15/23(b)(g)	1,545,000	1,579,763
Univision Communications, Inc., 6.750%, 09/15/22(b)	3,925,000	4,342,031
VTR Finance BV, 6.875%, 01/15/24(b)	4,530,000	4,711,200

		59,659,087

Metal Fabricate/Hardware 0.2%
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18(b)(g)	1,420,000	1,522,950

Mining 2.3%
First Quantum Minerals Ltd., 6.750%, 02/15/20(b)	3,001,000	3,038,512
First Quantum Minerals Ltd., 7.000%, 02/15/21(b)	3,001,000	3,053,517
FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22(b)(g)	1,895,000	2,041,863
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(b)(g)	6,115,000	6,726,500
Imperial Metals Corp., 7.000%, 03/15/19(b)	5,860,000	5,977,200
Vulcan Materials Co., 7.500%, 06/15/21	940,000	1,106,850

		21,944,442

Miscellaneous Manufacturer 0.6%
Bombardier, Inc., 5.750%, 03/15/22(b)(g)	1,065,000	1,075,650
Bombardier, Inc., 6.125%, 01/15/23(b)(j)	4,830,000	4,878,300

		5,953,950

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas 9.3%
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp., 7.750%, 01/15/21	2,525,000	2,651,250
Atlas Resource Escrow Corp., 9.250%, 08/15/21(b)	4,513,000	4,964,300
Aurora USA Oil & Gas, Inc., 9.875%, 02/15/17(b)	2,010,000	2,216,025
CITGO Petroleum Corp., 11.500%, 07/01/17(b)	4,155,000	4,466,625
Halcon Resources Corp., 8.875%, 05/15/21	9,515,000	9,871,812
Halcon Resources Corp., 9.250%, 02/15/22(b)	805,000	839,213
Halcon Resources Corp., 9.750%, 07/15/20(b)	2,180,000	2,343,500
Halcon Resources Corp., 9.750%, 07/15/20	2,832,000	3,051,480
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	855,000	928,744
MEG Energy Corp., 6.375%, 01/30/23(b)	3,880,000	4,015,800
MEG Energy Corp., 7.000%, 03/31/24(b)	5,450,000	5,763,375
North Atlantic Drilling Ltd., 6.250%, 02/01/19(b)	6,600,000	6,468,000
Oasis Petroleum, Inc., 6.875%, 03/15/22(b)	1,615,000	1,748,238
Oasis Petroleum, Inc., 6.875%, 01/15/23	2,470,000	2,679,950
Ocean Rig UDW, Inc., 7.250%, 04/01/19(b)	4,405,000	4,399,494
Offshore Drilling Holding SA, 8.375%, 09/20/20(b)	3,725,000	4,064,906
Parsley Energy LLC/Parsley Finance Corp., 7.500%, 02/15/22(b)	3,200,000	3,376,000
PetroQuest Energy, Inc., 10.000%, 09/01/17	1,935,000	2,060,775
Range Resources Corp., 5.000%, 08/15/22	1,525,000	1,555,500
Range Resources Corp., 5.000%, 03/15/23	3,270,000	3,310,875
Rex Energy Corp., 8.875%, 12/01/20	2,880,000	3,182,400
SandRidge Energy, Inc., 7.500%, 03/15/21	4,255,000	4,542,212
Ultra Petroleum Corp., 5.750%, 12/15/18(b)	1,750,000	1,837,500
United Refining Co., 10.500%, 02/28/18(j)	8,583,000	9,527,130

		89,865,104

	Shares or Principal Amount($)	Value($)
Oil & Gas Services 1.0%
Forum Energy Technologies, Inc., 6.250%, 10/01/21(b)	2,661,000	2,820,660
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	4,575,000	4,494,938
Oil States International, Inc., 6.500%, 06/01/19	2,140,000	2,252,350

		9,567,948

Pharmaceuticals 2.5%
Catamaran Corp., 4.750%, 03/15/21	3,430,000	3,477,162
ConvaTec Healthcare, 10.500%, 12/15/18(b)(j)	6,620,000	7,364,750
Grifols Worldwide Operations Ltd., 5.250%, 04/01/22(b)	4,630,000	4,734,175
VPII Escrow Corp., 6.750%, 08/15/18(b)	2,160,000	2,376,000
VPII Escrow Corp., 7.500%, 07/15/21(b)	5,525,000	6,215,625

		24,167,712

Pipelines 2.7%
Access Midstream Partners LP/ACMP Finance Corp., 5.875%, 04/15/21	2,660,000	2,832,900
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	1,635,000	1,759,669
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22(b)	4,520,000	4,723,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 02/15/23	1,050,000	1,078,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.250%, 06/15/22	315,000	340,200
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	2,302,000	2,388,325
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	8,705,000	8,977,031
Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	2,550,000	2,537,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,475,000	1,563,500

		26,201,150

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate 1.0%
CBRE Services, Inc., 5.000%, 03/15/23	3,225,000	3,229,031
Howard Hughes Corp., 6.875%, 10/01/21(b)	6,035,000	6,517,800

		9,746,831

Retail 3.1%
Guitar Center, Inc., 6.500%, 04/15/19(b)	3,345,000	3,324,094
Guitar Center, Inc., 9.625%, 04/15/20(b)	5,380,000	5,339,650
JC Penney Corp., Inc., 5.650%, 06/01/20(g)	5,765,000	4,727,300
JC Penney Corp., Inc., 6.375%, 10/15/36(g)	3,552,000	2,708,400
Landry’s Holdings II, Inc., 10.250%, 01/01/18(b)	720,000	770,400
rue21, Inc., 9.000%, 10/15/21(b)(g)	1,645,000	1,102,150
Sears Holdings Corp., 6.625%, 10/15/18(g)	10,045,000	9,140,950
Toys ‘R’ Us-Delaware, Inc., 7.375%, 09/01/16(b)(g)	2,555,000	2,356,987

		29,469,931

Semiconductors 0.9%
Entegris, Inc., 6.000%, 04/01/22(a)(b)	2,096,000	2,143,160
Micron Technology, Inc., 5.875%, 02/15/22(b)	6,040,000	6,326,900

		8,470,060

Software 1.2%
Activision Blizzard, Inc., 5.625%, 09/15/21(b)	4,625,000	4,948,750
Activision Blizzard, Inc., 6.125%, 09/15/23(b)(g)	2,625,000	2,857,969
Audatex North America, Inc., 6.000%, 06/15/21(b)	802,000	856,135
Audatex North America, Inc., 6.125%, 11/01/23(b)	648,000	689,310
Blackboard, Inc., 7.750%, 11/15/19(b)	2,160,000	2,262,600

		11,614,764

Telecommunication Services 15.8%
Alcatel-Lucent USA, Inc., 6.750%, 11/15/20(b)(g)	3,120,000	3,299,400
Altice Financing SA, 6.500%, 01/15/22(b)	4,240,000	4,473,200
Avanti Communications Group PLC, 10.000%, 10/01/19(b)	3,665,000	3,903,225

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Avaya, Inc., 7.000%, 04/01/19(b)(g)	1,985,000	1,970,113
Avaya, Inc., 9.000%, 04/01/19(b)	2,130,000	2,215,200
B Communications Ltd., 7.375%, 02/15/21(b)	8,645,000	9,077,250
CenturyLink, Inc., Series V, 5.625%, 04/01/20	3,595,000	3,779,244
DigitalGlobe, Inc., 5.250%, 02/01/21(g)	2,240,000	2,212,000
Level 3 Financing, Inc., 6.125%, 01/15/21(b)	6,895,000	7,274,225
Level 3 Financing, Inc., 8.125%, 07/01/19	5,985,000	6,568,537
Level 3 Financing, Inc., 8.625%, 07/15/20	3,855,000	4,322,419
Lynx II Corp., 6.375%, 04/15/23(b)(g)	2,775,000	2,941,500
NII Capital Corp., 7.625%, 04/01/21(g)	2,310,000	646,800
NII International Telecom S.A.R.L., 11.375%, 08/15/19(b)(g)	3,705,000	2,612,025
NII International Telecom SCA, 7.875%, 08/15/19(b)(g)	4,815,000	3,262,163
Nortel Networks Ltd., 10.750%, 07/15/16(e)(g)	3,885,000	4,632,862
Satmex Escrow SA de CV, 9.500%, 05/15/17(j)	8,770,000	9,296,200
SBA Telecommunications, Inc., 5.750%, 07/15/20	3,565,000	3,734,338
Softbank Corp., 4.500%, 04/15/20(b)	4,730,000	4,706,350
Sprint Capital Corp., 6.875%, 11/15/28	10,355,000	10,044,350
Sprint Capital Corp., 6.900%, 05/01/19(j)	3,864,000	4,240,740
Sprint Communications, Inc., 7.000%, 08/15/20(j)	4,175,000	4,550,750
Sprint Corp., 7.125%, 06/15/24(b)	3,440,000	3,612,000
Sprint Corp., 7.875%, 09/15/23(b)	3,570,000	3,927,000
T-Mobile USA, Inc., 6.125%, 01/15/22	3,630,000	3,802,425
T-Mobile USA, Inc., 6.250%, 04/01/21	2,340,000	2,474,550
T-Mobile USA, Inc., 6.542%, 04/28/20	3,140,000	3,379,425

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
T-Mobile USA, Inc., 6.633%, 04/28/21	3,890,000	4,181,750
Trilogy International Partners LLC, 10.250%, 08/15/16(b)(g)	7,855,000	8,071,012
Tw telecom holdings, Inc., 5.375%, 10/01/22	3,985,000	4,064,700
ViaSat, Inc., 6.875%, 06/15/20	3,945,000	4,231,012
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(b)(g)	11,935,084	12,502,000
Wind Acquisition Finance SA, 7.250%, 02/15/18(b)	1,775,000	1,872,625

		151,881,390

Transportation 1.7%
CHC Helicopter SA, 9.250%, 10/15/20(j)	5,917,500	6,427,884
Eletson Holdings, 9.625%, 01/15/22(b)	3,100,000	3,270,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125%, 11/15/21(b)(g)	1,916,000	1,997,430
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375%, 01/15/22(b)	2,375,000	2,428,438
Topaz Marine SA, 8.625%, 11/01/18(b)(g)	1,925,000	2,021,250

		16,145,502

Trucking & Leasing 0.1%
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(b)	835,000	920,588

Total Corporate Bonds (Cost $785,856,258)		815,469,047

Convertible Corporate Bonds 0.5%
Auto Parts & Equipment 0.3%
Meritor, Inc., 4.625%, 03/01/26(d)(g)	2,145,000	2,233,481

Diversified Financial Services 0.2%
DFC Global Corp., 3.250%, 04/15/17	2,536,000	2,161,940

Total Convertible Corporate Bonds (Cost $3,984,249)		4,395,421

	Shares or Principal Amount($)	Value($)
Municipal Bonds 1.4%
Puerto Rico 1.4%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	7,800,000	7,284,888
Puerto Rico Sales Tax Financing Corp., Series A, RB, 5.500%, 08/01/37	5,450,000	4,207,673
Puerto Rico Sales Tax Financing Corp., Series A, RB, 6.500%, 08/01/44	2,165,000	1,861,402

Total Municipal Bonds (Cost $12,705,251)		13,353,963

Preferred Stock 0.3%
Diversified Financial Services 0.3%
GMAC Capital Trust I, Series 2, 8.125%(d)	121,110	3,306,303

Total Preferred Stock (Cost $3,027,750)		3,306,303

Common Stock 0.9%
Auto Manufacturers 0.8%
General Motors Co.*	228,862	7,877,430

Energy-Alternate Sources 0.1%
Aventine Renewable Energy Holdings, Inc.*(a)(f)	52,974	529,740

Total Common Stock (Cost $12,340,553)		8,407,170

Short-Term Investment 11.2%
RidgeWorth Funds Securities Lending Joint Account(k)	107,621,478	107,621,478

Total Short-Term Investment (Cost $107,621,478)		107,621,478

Money Market Fund 7.8%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(l)	75,170,682	75,170,682

Total Money Market Fund (Cost $75,170,682)		75,170,682

Total Investments (Cost $1,045,092,489) — 111.4%		1,072,113,853
Liabilities in Excess of Other Assets — (11.4)%		(109,364,461)

Net Assets — 100.0%		$962,749,392

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

High Income Fund — concluded

*	Non-income producing security.
(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 53.3% of net assets as of March 31, 2014.
(c)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.
(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.
(e)	Security is in default.
(f)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.
(g)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $105,152,854.
(h)	Valued at fair value using procedures approved by the Board of Trustees. Fair valued securities held by the Fund represent 0% of net assets as of March 31, 2014.
(i)	Perpetual maturity.
(j)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).
(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

GO	—	General Obligation
MTN	—	Medium Term Note
PIK	—	Payment in-kind
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Intermediate Bond Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 1.5%
Agency Collateralized Planned Amortization Class Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corporation
Series 4274, Cl PN, REMIC, 3.500%, 10/15/35	3,995,097	4,177,553

Commercial Mortgage Backed Securities 0.4%
LB-UBS Commercial Mortgage Trust
Series 2005-C7, Cl A3, 5.452%, 11/15/30(a)	1,357,147	1,395,929

Total Collateralized Mortgage Obligations (Cost $5,543,035)		5,573,482

Corporate Bonds 32.1%
Agriculture 0.6%
Japan Tobacco, Inc., 2.100%, 07/23/18(b)	2,052,000	2,051,007

Airlines 0.9%
American Airlines Pass Through Trust, 4.950%, 07/15/24(b)	2,138,762	2,293,823
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27(c)	1,085,000	1,090,425

		3,384,248

Auto Manufacturers 0.4%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	675,000	708,435
Volkswagen International Finance, 2.375%, 03/22/17(b)	723,000	743,750

		1,452,185

Auto Parts & Equipment 0.3%
Delphi Corp., 4.150%, 03/15/24	903,000	901,910

Banks 8.1%
Bank of America Corp., 2.600%, 01/15/19	1,643,000	1,649,482
Bank of America NA, 1.250%, 02/14/17	2,168,000	2,158,961
Citigroup, Inc., 2.500%, 09/26/18	2,575,000	2,588,980
Citigroup, Inc., 5.500%, 09/13/25	1,389,000	1,479,560
Fifth Third Bank, 1.450%, 02/28/18	1,441,000	1,416,630
Goldman Sachs Group, Inc. (The), 2.900%, 07/19/18	2,473,000	2,521,950

	Shares or Principal Amount($)	Value($)
Banks—continued
HSBC Bank PLC, 3.500%, 06/28/15(b)	751,000	778,535
Huntington National Bank (The), 1.300%, 11/20/16	1,414,000	1,418,375
JPMorgan Chase & Co., 1.625%, 05/15/18	2,691,000	2,642,753
JPMorgan Chase & Co., 3.875%, 02/01/24(d)	1,861,000	1,877,697
KeyBank NA, 1.650%, 02/01/18	1,075,000	1,067,021
Lloyds Bank PLC, 2.300%, 11/27/18(d)	709,000	708,298
Morgan Stanley, 2.500%, 01/24/19	2,219,000	2,212,820
Morgan Stanley, 5.000%, 11/24/25	1,951,000	2,007,423
PNC Funding Corp., 3.300%, 03/08/22	259,000	260,705
US Bank NA, 1.100%, 01/30/17	1,117,000	1,119,141
Wells Fargo & Co., 1.250%, 02/13/15, MTN	1,202,000	1,211,311
Wells Fargo & Co., 4.125%, 08/15/23	2,133,000	2,157,837

		29,277,479

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	935,000	882,817
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	956,000	983,063

		1,865,880

Chemicals 0.3%
Praxair, Inc., 4.625%, 03/30/15	889,000	924,958

Commercial Services 0.5%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	549,000	566,334
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	475,000	529,585
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	716,000	752,326

		1,848,245

Computers 0.8%
IBM Corp., 0.875%, 10/31/14	1,740,000	1,746,043
IBM Corp., 1.250%, 02/06/17	1,234,000	1,240,235

		2,986,278

Diversified Financial Services 3.5%
American Express Credit Corp., 2.375%, 03/24/17, MTN	480,000	497,165
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,122,000	1,238,384

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
General Electric Capital Corp., 3.100%, 01/09/23, MTN	3,025,000	2,960,114
John Deere Capital Corp., 1.250%, 12/02/14, MTN	998,000	1,004,372
Lazard Group LLC, 4.250%, 11/14/20	2,041,000	2,114,562
Lazard Group LLC, 6.850%, 06/15/17	356,000	404,749
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	666,000	679,720
Nomura Holdings, Inc., 2.750%, 03/19/19, MTN	799,000	794,169
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	1,200,000	1,207,038
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	603,000	622,319
Woodside Finance Ltd., 4.600%, 05/10/21(b)	983,000	1,052,084

		12,574,676

Electric 0.2%
Dominion Resources, Inc., 1.950%, 08/15/16	366,000	372,900
Exelon Generation Co. LLC, 6.200%, 10/01/17	434,000	490,382

		863,282

Electronics 0.8%
Agilent Technologies, Inc., 3.875%, 07/15/23	1,682,000	1,662,615
Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	1,001,000	1,029,861

		2,692,476

Healthcare-Services 0.5%
Howard Hughes Medical Institute, 3.500%, 09/01/23	824,000	838,266
WellPoint, Inc., 3.300%, 01/15/23	938,000	899,527

		1,737,793

Insurance 1.5%
American International Group, Inc., 5.850%, 01/16/18, MTN	1,637,000	1,870,700
Berkshire Hathaway, Inc., 3.200%, 02/11/15	1,197,000	1,226,464
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	472,000	497,978
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	1,084,000	1,194,336
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	621,000	652,202

		5,441,680

	Shares or Principal Amount($)	Value($)
Internet 0.4%
eBay, Inc., 2.600%, 07/15/22(d)	1,527,000	1,449,572

Media 0.8%
Time Warner, Inc., 3.400%, 06/15/22	2,775,000	2,760,281

Mining 3.3%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	585,000	615,520
Barrick Gold Corp., 3.850%, 04/01/22	3,332,000	3,182,650
Barrick Gold Corp., 4.100%, 05/01/23	1,626,000	1,542,480
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	1,039,000	1,044,091
Newmont Mining Corp., 3.500%, 03/15/22	5,988,000	5,432,356

		11,817,097

Miscellaneous Manufacturer 0.4%
3M Co., 1.375%, 09/29/16	376,000	382,906
General Electric Co., 2.700%, 10/09/22	762,000	738,535
General Electric Co., 5.250%, 12/06/17	314,000	355,835

		1,477,276

Oil & Gas 0.4%
BP Capital Markets PLC, 2.248%, 11/01/16	612,000	631,544
Ensco PLC, 4.700%, 03/15/21	589,000	632,847

		1,264,391

Oil & Gas Services 0.6%
Schlumberger Investment SA, 3.300%, 09/14/21(b)	487,000	496,864
Weatherford International Ltd., 5.125%, 09/15/20	1,461,000	1,589,819

		2,086,683

Pharmaceuticals 0.2%
Express Scripts Holding Co., 2.650%, 02/15/17	446,000	461,240
Novartis Securities Investment Ltd., 5.125%, 02/10/19	327,000	371,246

		832,486

Pipelines 1.7%
DCP Midstream Operating LP, 2.700%, 04/01/19	3,229,000	3,221,224
Enterprise Products Operating LLC, 3.350%, 03/15/23	1,474,000	1,437,790

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Kinder Morgan Energy Partners LP, 3.450%, 02/15/23	1,665,000	1,587,030

		6,246,044

Real Estate Investment Trust 1.1%
American Tower Corp., 3.500%, 01/31/23	609,000	575,895
American Tower Corp., 5.000%, 02/15/24	1,582,000	1,647,659
Digital Realty Trust LP, 5.875%, 02/01/20(d)	1,438,000	1,574,373

		3,797,927

Retail 0.5%
Wal-Mart Stores, Inc., 1.125%, 04/11/18	1,958,000	1,919,541

Semiconductors 1.2%
Analog Devices, Inc., 3.000%, 04/15/16	530,000	550,409
Intel Corp., 1.950%, 10/01/16	438,000	450,085
Intel Corp., 2.700%, 12/15/22	2,209,000	2,108,705
TSMC Global Ltd., 1.625%, 04/03/18(b)	1,400,000	1,357,209

		4,466,408

Software 0.3%
Oracle Corp., 1.200%, 10/15/17	475,000	471,267
Oracle Corp., 2.375%, 01/15/19	584,000	590,957

		1,062,224

Telecommunication Services 2.3%
AT&T, Inc., 2.375%, 11/27/18	2,021,000	2,031,042
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	1,266,000	1,231,528
Cisco Systems, Inc., 2.125%, 03/01/19	1,072,000	1,067,204
Cisco Systems, Inc., 5.500%, 02/22/16	438,000	478,362
Verizon Communications, Inc., 5.150%, 09/15/23	3,309,000	3,621,102

		8,429,238

Total Corporate Bonds (Cost $113,566,075)		115,611,265

Municipal Bond 1.7%
New York 1.7%
Utility Debt Securitization Authority, Series T, RB, 2.554%, 06/15/22	6,074,000	6,034,155

Total Municipal Bond (Cost $6,073,699)		6,034,155

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages 3.9%
Federal Home Loan Mortgage Corporation
Pool #J20118, 2.500%, 08/01/27	728,739	729,133

Federal National Mortgage Association
Pool #AM0067, 2.740%, 08/01/22	4,766,000	4,699,642
Pool #AP1217, 2.500%, 07/01/27	1,228,612	1,231,791
Pool #AB7246, 2.500%, 12/01/27	2,682,553	2,689,491
Pool #AM2100, 2.250%, 01/01/28	2,033,580	1,945,740
Pool #AL4042, 2.000%, 08/01/28	2,763,681	2,694,144

		13,260,808

Total U.S. Government Agency Mortgages (Cost $14,144,453)		13,989,941

U.S. Treasury Obligations 58.6%
U.S. Treasury Notes 58.6%
0.750%, 06/15/14	7,411,000	7,421,420
0.375%, 11/15/15(e)	73,626,000	73,738,132
0.500%, 06/15/16	37,196,000	37,172,753
0.875%, 02/28/17	12,510,000	12,510,976
0.750%, 02/28/18	23,464,000	22,923,225
1.375%, 07/31/18	31,422,000	31,235,416
1.500%, 01/31/19	12,143,000	12,036,749
2.750%, 02/15/24	14,092,000	14,122,833

Total U.S. Treasury Obligations (Cost $210,953,544)		211,161,504

Foreign Government Bonds 0.8%
Sovereign 0.8%
Brazilian Government International Bond, 4.250%, 01/07/25	273,000	264,127
Colombia Government International Bond, 4.000%, 02/26/24	266,000	263,340
Mexico Government International Bond, 4.000%, 10/02/23	2,338,000	2,361,380

Total Foreign Government Bonds (Cost $2,838,192)		2,888,847

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Intermediate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Short-Term Investment 0.8%
RidgeWorth Funds Securities Lending Joint Account(f)	2,745,970	2,745,970

Total Short-Term Investment (Cost $2,745,970)		2,745,970

Money Market Fund 3.6%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(g)	13,061,788	13,061,788

Total Money Market Fund (Cost $13,061,788)		13,061,788

Total Investments (Cost $368,926,756) — 103.0%		371,066,952

Liabilities in Excess of Other Assets — (3.0)%		(10,688,867)

Net Assets — 100.0%		$360,378,085

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.1% of net assets as of March 31, 2014.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $2,685,240.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).

(g)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.0%
Alabama 2.3%
Birmingham, Series A, GO, 0.000%, 03/01/27(a)	2,500,000	2,379,900
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	3,000,000	2,699,100
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC(b)	9,000,000	10,284,930

		15,363,930

Alaska 7.1%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, AGC(b)	18,000,000	21,022,560
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(b)	15,500,000	18,448,100
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, AGC	7,250,000	8,458,502

		47,929,162

California 19.8%
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24	3,500,000	4,099,865
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/33	6,500,000	7,563,270
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38(b)	5,400,000	6,278,310
California State, GO, 5.000%, 12/01/27	8,890,000	10,165,982
California State, GO, 5.000%, 12/01/28	2,500,000	2,833,875
California State, GO, 5.000%, 12/01/30	5,000,000	5,579,950
California State, GO, 5.000%, 12/01/31	4,000,000	4,426,040
California State, GO, 6.500%, 04/01/33(b)	24,500,000	29,864,520
Los Angeles California Community College District, Series A, GO, 6.000%, 08/01/33(b)	10,000,000	11,745,700

	Shares or Principal Amount($)	Value($)
California—continued
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	5,000,000	5,784,000
Orange County Community Facilities District, Series A, 5.000%, 08/15/31	4,820,000	5,216,204
Orange County Community Facilities District, Series A, 5.000%, 08/15/32	3,500,000	3,771,145
Orange County Community Facilities District, Series A, 5.000%, 08/15/33	2,500,000	2,683,575
Orange County Community Facilities District, Series A, 5.000%, 08/15/34	1,500,000	1,593,300
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, AGM	5,000,000	5,621,450
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/30	1,000,000	1,072,620
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/31	1,000,000	1,065,400
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/33	1,850,000	1,947,477
Southern California Public Power Authority, Series A, RB, 5.000%, 07/01/38	1,000,000	1,094,810
University of California, Series O, RB, 5.750%, 05/15/27	3,000,000	3,483,150
University of California, Series O, RB, 5.750%, 05/15/28(b)	10,000,000	11,660,300
University of California, Series O, RB, 5.750%, 05/15/29(b)	5,095,000	5,959,723

		133,510,666

District of Columbia 1.4%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(b)	8,000,000	9,307,440

Florida 6.1%
Florida State, Series A, GO, 5.000%, 06/01/18(c)	1,855,000	2,147,849

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Florida—continued
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/20	2,285,000	2,637,210
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/21	2,410,000	2,783,188
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23	2,000,000	2,325,180
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25	3,000,000	3,483,030
Miami-Dade County FL Aviation Revenue, AMT, RB, 5.000%, 10/01/29	2,000,000	2,145,260
Orlando FL Contract Tourist DE, 5.000%, 11/01/39(c)	8,240,000	8,847,206
Orlando FL Contract Tourist DE, 5.000%, 11/01/44(c)	5,500,000	5,858,490
Orlando FL Contract Tourist DE, 5.250%, 11/01/34(c)	7,785,000	8,626,636
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, AGM	2,000,000	2,044,980

		40,899,029

Illinois 8.3%
Chicago, Series A, GO, 5.000%, 01/01/34	5,000,000	4,968,600
Chicago, Series A, GO, 5.000%, 01/01/35	5,000,000	4,955,000
Chicago, Series A, GO, 5.000%, 01/01/36	3,000,000	2,964,510
Chicago, Series A, GO, 5.250%, 01/01/30	7,200,000	7,449,408
Chicago, Series A, GO, 5.250%, 01/01/32	6,000,000	6,142,080
Chicago Board of Education, Series A, GO, 5.250%, 12/01/26, AGC-ICC	3,290,000	3,494,408
Chicago IL O’ Hare International Airport Revenue, Series D, RB, 5.250%, 01/01/19, NATL-RE, AMT(b)	7,680,000	7,936,742
Chicago Public Building Commission, RB, 5.250%, 12/01/18, NATL-RE	2,625,000	2,962,365
City of Chicago IL, Series A, GO, 5.250%, 01/01/33	6,000,000	6,109,500

	Shares or Principal Amount($)	Value($)
Illinois—continued
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, AGC	4,340,000	4,959,318
Illinois State, GO, 5.250%, 04/01/27	1,500,000	1,606,440
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	2,000,000	2,253,880

		55,802,251

Kansas 4.6%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	26,090,000	28,822,928
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Series D, RB, 5.000%, 11/15/22	2,000,000	2,210,040

		31,032,968

Maryland 2.8%
Baltimore County, GO, 5.000%, 08/01/15	2,810,000	2,991,329
Maryland State, GO, 5.000%, 03/01/21	5,000,000	5,845,300
Maryland State Department of Transportation, Series B, RB, 5.000%, 02/15/19	9,000,000	10,316,790

		19,153,419

Massachusetts 2.4%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	5,520,000	6,431,186
Massachusetts School Building Authority, Series A, RB, 5.000%, 08/15/30, Pre-refunded 08/15/2015 @ 100, AGM	3,500,000	3,728,095
Massachusetts State, Consolidated Lien, Series C, GO, 5.000%, 09/01/18, Pre- refunded 09/01/2015 @ 100	5,310,000	5,666,673

		15,825,954

Michigan 2.4%
Michigan Finance Authority, RB, 5.000%, 07/01/21	14,000,000	15,929,060

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Missouri 3.5%
Missouri State Board of Public Buildings, Series A, RB, 5.000%, 10/01/21	13,875,000	16,395,533
Missouri State Highways & Transit Commission State Road, Second Lien, RB, 5.250%, 05/01/20	6,500,000	7,366,775

		23,762,308

New Jersey 7.2%
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 4.000%, 12/01/17	3,100,000	3,306,150
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 4.000%, 12/01/19	5,000,000	5,255,800
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 5.000%, 12/01/20	9,775,000	10,775,373
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	7,710,000	8,819,855
New Jersey State Transportation Trust Fund Authority, Transportation System, Series D, RB, 5.000%, 06/15/19, Pre-refunded 06/15/2015 @ 100, AGM(b)	13,125,000	13,883,887
New Jersey Transportation Trust Fund Authority, Series A, RB, 6.000%, 06/15/35, ST APPROP	5,305,000	6,192,527

		48,233,592

New Mexico 0.8%
New Mexico Finance Authority, Public Project Revolving Fund, Series C, RB, 5.000%, 06/01/21, AMBAC	5,595,000	5,637,298

New York 14.7%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	5,340,000	6,061,434

	Shares or Principal Amount($)	Value($)
New York—continued
New York City, GO, 5.000%, 08/15/23, Pre-refunded 08/15/2014 @ 100	13,730,000	13,978,238
New York City Municipal Water Finance Authority, Water & Sewer System, Series A, RB, 5.750%, 06/15/40(b)	15,330,000	17,300,671
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding(b)	7,500,000	8,583,750
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 11/01/15	21,125,000	22,717,614
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 02/01/28	5,000,000	5,536,750
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 12/01/32	2,295,000	2,464,050
Tobacco Settlement Financing Corp., Series B, RB, 5.000%, 06/01/20	2,000,000	2,170,400
Tobacco Settlement Financing Corp., Series B, RB, 5.000%, 06/01/21	2,000,000	2,227,460
Tobacco Settlement Financing Corp., Series B, RB, 5.000%, 06/01/22	1,000,000	1,108,880
Utility Debt Securitization Authority, RB, 5.000%, 12/15/29	6,000,000	6,916,320
Utility Debt Securitization Authority, RB, 5.000%, 12/15/30	9,000,000	10,293,570

		99,359,137

North Carolina 0.8%
Raleigh, Series B, GO, 5.000%, 04/01/20	4,700,000	5,584,916

Oregon 0.4%
Oregon State Department of Transportation, Highway User Tax, Series B, RB, 5.000%, 11/15/17, Pre-refunded 11/15/2014 @ 100	2,500,000	2,575,375

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Pennsylvania 3.4%
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/21	7,500,000	8,462,325
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 01/01/22	3,000,000	3,365,010
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, GO of University	6,750,000	7,870,230
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, GO of University	2,500,000	2,908,750

		22,606,315

Texas 4.4%
Dallas Community College District, GO, 5.000%, 02/15/24	5,850,000	6,561,594
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	6,000,000	7,046,100
Lower Colorado River Authority, Series A, RB, 5.875%, 05/15/15, AGM	1,185,000	1,190,475
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, NATL-RE	2,690,000	2,777,156
San Antonio Electric & Gas, RB, 5.000%, 02/01/24, Pre-refunded 02/01/2015 @ 100	1,875,000	1,950,562
Texas State Public Finance Authority, Unemployment Comp., Series A, RB, 5.000%, 01/01/15	5,000,000	5,183,250
Texas State University Systems Financing, RB, 5.000%, 03/15/18, AGM	5,035,000	5,258,655

		29,967,792

Virginia 0.7%
Arlington County, Series C, GO, 5.000%, 08/15/25, State Aid Withholding	2,395,000	2,770,895
Norfolk, Series C, GO, 5.000%, 04/01/23	1,875,000	2,103,319

		4,874,214

	Shares or Principal Amount($)	Value($)
Washington 1.9%
Energy Northwest, Series C, RB, 5.000%, 07/01/24	4,000,000	4,484,680
Washington State, Series A, GO, 5.000%, 07/01/20, Pre-refunded 07/01/2015 @ 100, AGM	7,700,000	8,161,153

		12,645,833

Total Municipal Bonds (Cost $605,998,169)		640,000,659

Money Market Fund 4.3%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	29,108,575	29,108,575

Total Money Market Fund (Cost $29,108,575)		29,108,575

Total Investments (Cost $635,106,744) — 99.3%		669,109,234
Other Assets in Excess of Liabilities — 0.7%		4,818,712

Net Assets — 100.0%		$673,927,946

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2014.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGC-ICC	—	Assured Guaranty Corporation Insured Custody Certificates
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
ST APPROP	—	State Appropriation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Limited Duration Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 33.1%
Auto Floor Plan Asset Backed Security 4.5%
Ally Master Owner Trust, Series 2011-3, Cl A2, 1.810%, 05/15/16	300,000	300,514

Automobiles 5.3%
AmeriCredit Automobile Receivables Trust, Series 2012-4, Cl A2, 0.490%, 04/08/16	91,554	91,559
Honda Auto Receivables Owner Trust, Series 2013-4, Cl A1, 0.240%, 11/18/14	259,870	259,870

		351,429

Credit Card 21.0%
American Express Issuance Trust II, Series 2013-1, Cl B, 0.605%, 02/15/19(a)	400,000	397,629
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.530%, 12/16/19(a)	300,000	300,174
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.435%, 01/15/19(a)	300,000	297,519
Discover Card Master Trust, Series 2013-A1, Cl A1, 0.455%, 08/17/20(a)	400,000	400,187

		1,395,509

Student Loan Asset Backed Security 2.3%
SLM Student Loan Trust, Series 2012-7, Cl A1, 0.314%, 02/27/17(a)	154,475	154,417

Total Asset-Backed Securities (Cost $2,202,378)		2,201,869

Collateralized Mortgage Obligations 60.7%
Agency Collateralized Mortgage Obligations 59.7%
Federal Home Loan Mortgage Corporation
Series 3066, Cl FG, REMIC, 0.355%, 03/15/24(a)	1,449,785	1,451,505

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 4231, Cl FD, REMIC, 0.505%, 10/15/32(a)	954,892	953,487

		2,404,992

Federal National Mortgage Association
Series 2004-79, Cl FM, 0.454%, 11/25/24(a)	1,089,495	1,091,598
Series 2010-90, Cl MF, 0.554%, 04/25/28(a)	467,728	469,017

		1,560,615

		3,965,607

Commercial Mortgage Backed Securities 1.0%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C2, Cl AAB, 4.681%, 04/15/37	66,474	66,466

Total Collateralized Mortgage Obligations (Cost $4,016,111)		4,032,073

Money Market Fund 6.2%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	413,923	413,923

Total Money Market Fund (Cost $413,923)		413,923

Total Investments (Cost $6,632,412) — 100.0%		6,647,865
Other Assets in Excess of Liabilities — 0.0%(c)		2,222

Net Assets — 100.0%		$6,650,087

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

(c)	Less than 0.05% of Net Assets.

Investment Abbreviations

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Limited-Term Federal Mortgage Securities Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 11.8%
Agency Collateralized Mortgage Obligations 9.6%
Federal Home Loan Mortgage Corporation
Series 3800, Cl CB, 3.500%, 02/15/26	159,000	161,577
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26	800,000	812,792

		974,369

Commercial Mortgage Backed Securities 2.2%
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Cl AS, 5.331%, 08/15/46(a)(b)	200,000	226,372

Total Collateralized Mortgage Obligations (Cost $1,247,361)		1,200,741

U.S. Government Agency Mortgages 82.9%
Federal Home Loan Mortgage Corporation
Pool #C91483, 3.500%, 07/01/32	24,969	25,708
Pool #C01785, 5.000%, 02/01/34	287,902	313,867
Pool #G01828, 4.500%, 04/01/35	247,436	264,390
Pool #A47828, 3.500%, 08/01/35	233,633	236,869
Pool #G03092, 5.500%, 07/01/37	228,978	253,030
Pool #A85718, 4.000%, 04/01/39	98,436	102,543
Pool #G08347, 4.500%, 06/01/39	51,810	55,377
Pool #A89148, 4.000%, 10/01/39	95,206	98,801
Pool #A93101, 5.000%, 07/01/40	125,754	137,069
Pool #A93617, 4.500%, 08/01/40	109,556	116,788
Pool #A94362, 4.000%, 10/01/40	61,528	63,985

		1,668,427

Federal National Mortgage Association
Pool #AM3604, 2.760%, 06/01/23	489,290	478,074
Pool #AM4001, 3.590%, 07/01/23	289,000	299,292
Pool #AM3972, 3.000%, 08/01/23	108,010	107,723
Pool #AM4158, 3.670%, 08/01/23	374,052	388,866
Pool #AK6980, 2.500%, 03/01/27	585,553	587,049
Pool #AP9623, 2.000%, 10/01/27	80,485	78,460
Pool #AL2716, 2.000%, 12/01/27	61,667	60,116
Pool #AQ9956, 2.000%, 01/01/28	163,802	159,680
Pool #AR3040, 2.000%, 01/01/28	88,725	86,493
Pool #MA0411, 4.000%, 05/01/30	354,570	373,943
Pool #MA0481, 4.500%, 08/01/30	155,630	166,930
Pool #AB1763, 4.000%, 11/01/30	129,625	136,833
Pool #MA0587, 4.000%, 12/01/30	41,819	44,140
Pool #MA0919, 3.500%, 12/01/31	340,504	350,354
Pool #MA0976, 3.500%, 02/01/32	157,809	162,623
Pool #MA1029, 3.500%, 04/01/32	469,430	483,748

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AB8428, 3.500%, 02/01/33	171,956	176,951
Pool #730727, 5.000%, 08/01/33	202,905	222,726
Pool #745044, 4.500%, 08/01/35	78,857	84,266
Pool #AL0049, 6.000%, 12/01/35	96,686	108,793
Pool #AI7951, 4.500%, 08/01/36	113,881	121,402
Pool #AK6960, 4.000%, 03/01/37	563,975	586,802
Pool #AK6957, 4.000%, 03/01/37	484,916	505,296
Pool #889529, 6.000%, 03/01/38	189,625	211,920
Pool #AA9840, 4.500%, 06/01/39	238,062	254,082
Pool #AB1343, 4.500%, 08/01/40	128,181	137,667
Pool #AC4624, 3.500%, 10/01/40	254,496	256,503
Pool #AL0005, 4.500%, 01/01/41	61,838	66,017
Pool #AB2694, 4.500%, 04/01/41	81,921	87,870

		6,784,619

Total U.S. Government Agency Mortgages (Cost $8,335,793)		8,453,046

U.S. Treasury Obligation 3.9%
U.S. Treasury Note 3.9%
2.750%, 02/15/24	399,000	399,873

Total U.S. Treasury Obligation (Cost $400,288)		399,873

Money Market Fund 2.3%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	227,136	227,136

Total Money Market Fund (Cost $227,136)		227,136

Total Investments (Cost $10,210,578) — 100.9%		10,280,796
Liabilities in Excess of Other Assets — (0.9)%		(87,363)

Net Assets — 100.0%		$10,193,433

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 2.2% of net assets as of March 31, 2014.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 94.3%
Alabama 0.5%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	215,000	197,032

California 4.1%
California State, GO, 5.000%, 02/01/20	645,000	756,895
California State, GO, 5.000%, 09/01/33	750,000	818,797

		1,575,692

Georgia 2.2%
Private Colleges & Universities Authority, Series A, RB, 5.000%, 10/01/43	750,000	816,218

Illinois 0.7%
Chicago, Series A, GO, 5.250%, 01/01/33	260,000	264,745

North Carolina 84.6%
Charlotte, Series C, COP, 5.000%, 06/01/20	1,845,000	2,171,307
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21	1,080,000	1,237,432
Charlotte-Mecklenburg Hospital Authority (The), Series A, RB, 5.250%, 01/15/42	1,500,000	1,580,325
Guilford County, GO, 4.000%, 10/01/14	1,825,000	1,860,204
New Hanover County Hospital, New Hanover Regional Medical Center, Series B, RB, 5.125%, 10/01/31, AGM	1,500,000	1,585,605
North Carolina Capital Facilities Finance Agency, RB, 5.000%, 04/01/30	1,000,000	1,074,960
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33	1,500,000	1,563,465
North Carolina Eastern Municipal Power Agency, Series B, RB, 6.250%, 01/01/23	1,000,000	1,250,830
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33	1,500,000	1,709,460
North Carolina Municipal Power Agency, No. 1 Catawba Electric, RB, ETM, 5.000%, 01/01/20	1,600,000	1,876,640
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Series A, RB, 5.000%, 01/01/30	2,000,000	2,168,420

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina State, Series C, GO, 5.000%, 05/01/21	2,000,000	2,393,060
North Carolina State, Series D, GO, 4.000%, 06/01/21	1,500,000	1,696,440
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40	1,500,000	1,590,210
North Carolina State University at Raleigh, Series A, RB, 5.000%, 10/01/37	3,000,000	3,317,610
Raleigh, Series B, GO, 5.000%, 04/01/26	2,000,000	2,331,760
Raleigh Combined Enterprise System Revenue, Series A, RB, 5.000%, 03/01/27	1,250,000	1,455,287
Union County, Series A, GO, 5.000%, 03/01/22	1,190,000	1,419,801

		32,282,816

South Carolina 2.2%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	750,000	847,898

Total Municipal Bonds (Cost $34,664,830)		35,984,401

Money Market Fund 4.8%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(b)	1,851,309	1,851,309

Total Money Market Fund (Cost $1,851,309)		1,851,309

Total Investments (Cost $36,516,139) — 99.1%		37,835,710
Other Assets in Excess of Liabilities — 0.9%		336,334

Net Assets — 100.0%		$38,172,044

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2014.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
COP	—	Certificate of Participation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)

Bank Loans 89.0%
Aerospace/Defense 2.4%
Air Canada, Term Loan B, 5.500%, 09/20/19(a)(b)	37,855,000	38,517,462
Alliant Techsystems, Inc., Term Loan B, 3.500%, 11/01/20(a)(b)	4,478,775	4,489,972
AM General LLC, Term Loan B, 10.250%, 03/22/18(a)(b)	21,233,375	18,791,537
Atlantic Aviation FBO, Inc., Term Loan B, 3.250%, 06/01/20(a)(b)(c)	10,107,500	10,069,597
AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 07/16/18(a)(b)	4,292,391	4,297,757
CPI International, Inc., Term Loan B, 03/06/21(a)(c)(d)	2,000,000	2,010,000
DAE Aviation Holdings, Inc., New Term Loan B1, 5.000%, 11/02/18(a)(b)	13,958,656	14,141,933
DAE Aviation Holdings, Inc., 2018 Term Loan B2, 5.000%, 11/02/18(a)(b)	5,653,480	5,727,710
DAE Aviation Holdings, Inc., 2nd Lien Term Loan, 7.750%, 08/05/19(a)(b)(c)	6,485,000	6,590,381
DigitalGlobe, Inc., New Term Loan B, 3.750%, 01/31/20(a)(b)	19,072,350	19,076,355
Flying Fortress, Inc., New Term Loan, 3.500%, 06/30/17(a)(b)	9,430,000	9,414,252
Silver II US Holdings LLC, Term Loan, 4.000%, 12/13/19(a)(b)	8,916,926	8,891,870
TASC, Inc., New Term Loan B, 4.500%, 12/18/15(a)(b)	22,458,504	21,104,032
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(a)(b)	25,502,535	25,502,535
US Airways Group, Inc., New Term Loan B1, 3.500%, 05/23/19(a)(b)	22,010,000	21,968,841
WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/27/19(a)(b)	6,791,579	6,791,579
WP CPP Holdings LLC, New 2nd Lien Term Loan, 8.750%, 04/30/21(b)	2,870,000	2,905,875

		220,291,688

	Shares or Principal Amount($)	Value($)

Auto Manufacturers 1.4%
Allison Transmission, Inc., New Term Loan B3, 3.750%, 08/23/19(a)(b)	24,405,064	24,396,278
Chrysler Group LLC, 2018 Term Loan B, 3.250%, 12/31/18(a)(b)	22,570,000	22,466,629
Chrysler Group LLC, New Term Loan B, 3.500%, 05/24/17(a)(b)	45,045,168	45,017,240
Cooper Standard Automotive, Inc., New Term Loan B, 04/04/21(a)(c)(d)	7,085,000	7,089,464
Navistar International Corp., Term Loan B, 5.750%, 08/17/17(b)	3,000,000	3,047,490
Remy International, Inc., New Term Loan B, 4.250%, 03/05/20(b)	6,603,015	6,623,682
Tower Automotive Holdings USA, LLC, New Term Loan, 4.000%, 04/23/20(a)(b)	10,560,333	10,529,497
Wabash National Corp., Term Loan B, 4.500%, 05/08/19(a)(b)	8,222,263	8,247,999

		127,418,279

Auto Parts & Equipment 0.2%
Allison Transmission, Inc., Term Loan B2, 3.160%, 08/07/17(a)(b)	1,045,449	1,048,062
Gates Investments, Inc., Term Loan B2, 3.750%, 09/29/16(a)(b)	15,347,901	15,359,259

		16,407,321

Banks 0.8%
Istar Financial, Inc., Term Loan, 4.500%, 10/16/17(a)(b)	76,976,798	77,145,377

Broadcasting 0.1%
CBS Outdoor Americas Capital LLC, Term Loan B, 3.000%, 01/31/21(a)(b)	9,220,000	9,179,709
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.250%, 01/22/20(a)(b)	2,500,000	2,505,200

		11,684,909

Chemicals 1.8%
Axalta Coating Systems US Holdings, Inc., USD Term Loan, 4.000%, 02/01/20(a)(b)	11,412,904	11,412,904

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Chemicals—continued
Eagle Spinco, Inc., Term Loan, 3.500%, 01/27/17(a)(b)	4,524,700	4,536,012
Huntsman International LLC, Incremental Term Loan, 10/15/20(a)(c)(d)	19,295,000	19,295,000
Ineos US Finance LLC, 6 Year Term Loan, 3.750%, 05/04/18(a)(b)	60,287,976	59,889,473
Kronos Worldwide, Inc., 2014 Term Loan, 4.750%, 02/18/20(a)(b)	4,450,000	4,477,812
MacDermid, Inc., 1st Lien Term Loan, 4.000%, 06/08/20(a)(b)	11,510,811	11,530,955
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(a)(b)	5,023,453	5,023,453
OXEA Finance LLC, USD Term Loan B2, 4.250%, 01/15/20(a)(b)	4,393,988	4,428,788
Polymer Group, Inc., 1st Lien Term Loan B, 5.250%, 12/19/19(a)(b)	7,112,175	7,147,736
PQ Corp., Term Loan, 4.000%, 08/07/17(a)(b)	6,339,750	6,349,640
Ravago Holdings America, Inc., Term Loan B, 5.500%, 12/20/20(a)(b)	5,320,000	5,366,550
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.500%, 07/31/18(a)(b)	2,968,003	3,003,263
Taminco Global Chemical Corp., Term Loan B3, 3.250%, 02/15/19(a)(b)	4,484,042	4,469,469
Tata Chemicals North America, Inc., Term Loan B, 3.750%, 08/07/20(a)(b)	3,761,575	3,770,979
Univar, Inc., Term Loan B, 5.000%, 06/30/17(a)(b)	3,976,383	3,964,216
Utex Industries, Inc., 1st Lien Term Loan, 4.500%, 04/10/20(a)(b)	5,875,600	5,884,766
WNA Holdings, Inc., USD 1st Lien US Borrower, 4.500%-5.500%, 06/07/20(a)(b)(c)	4,098,654	4,103,777
WR Grace & Co., Delayed Draw Term Loan, 1.000%, 02/03/21(a)(b)	1,706,579	1,701,596

	Shares or Principal Amount($)	Value($)

Chemicals—continued
WR Grace & Co., USD Exit Term Loan, 3.000%, 01/31/21(a)(b)	4,778,421	4,764,468

		171,120,857

Commercial Services 3.3%
ABC Supply Co., Inc., Term Loan, 3.500%, 04/16/20(a)(b)	22,817,345	22,739,994
Freeport-McMoRan Copper & Gold, Inc., Term Loan A, 1.660%, 02/14/18(a)(b)	55,922,000	55,488,605
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.484%, 06/30/17(a)(b)	38,274,852	38,215,143
Harland Clarke Holdings Corp., Term Loan B4, 6.000%, 08/04/19(a)(b)	35,616,000	35,794,080
Hertz Corp. (The), Add-On Term Loan B, 3.750%, 03/12/18(a)(b)	15,691,375	15,693,886
Infor (US), Inc., USD Term Loan B3, 3.750%, 06/03/20(a)(b)	7,779,352	7,746,912
Infor (US), Inc., USD Term Loan B5, 3.750%, 06/03/20(a)(b)	19,046,930	18,975,504
Merrill Communications, LLC, 1st Lien Term Loan, 5.750%, 03/08/18(a)(b)	17,238,944	17,397,025
Moneygram International, Inc., New Term Loan B, 4.250%, 03/27/20(a)(b)	6,108,300	6,115,935
Springer Science & Business Media Deutschland GmbH, USD Term Loan B2, 5.000%, 08/14/20(a)(b)	8,830,625	8,837,248
Tribune Co., Term Loan B, 4.000%, 12/27/20(a)(b)(f)	70,957,163	70,886,205
Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/19(b)	5,638,301	5,650,987
Walter Energy, Inc., Term Loan B, 7.250%, 04/02/18(a)(b)	4,609,717	4,451,281

		307,992,805

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Consumer Discretionary 0.6%
Atrium Innovations, Inc., USD Term Loan, 4.250%, 02/15/21(b)	2,500,000	2,490,625
Atrium Innovations, Inc., 2nd Lien Term Loan, 7.750%, 08/13/21(b)	2,000,000	2,027,500
Payless, Inc., 1st Lien Term Loan, 5.000%, 03/11/21(b)	6,235,000	6,235,000
Revlon Consumer Products Corp., Acquisition Term Loan, 4.000%, 10/08/19(a)(b)	26,683,125	26,705,272
Spectrum Brands, Inc., Term Loan C, 3.500%, 09/04/19(a)(b)	2,800,925	2,800,028
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19(b)	3,482,500	3,510,813
Sun Products Corp. (The), New Term Loan, 5.500%, 03/23/20(a)(b)	10,929,600	10,342,134

		54,111,372

Consumer Staples 0.2%(e)
Serta Simmons Holdings LLC, Term Loan, 4.250%, 10/01/19(a)(b)	20,914,351	20,978,349

Diversified Financial Services 3.9%
Affinion Group, Inc., Term Loan B, 6.750%, 10/10/16(a)(b)	10,860,178	10,694,126
American Capital Holdings, Inc., 2017 Term Loan, 3.500%, 08/22/17(a)(b)	10,680,000	10,646,678
Ceridian Corp., New Term Loan B, 4.404%, 05/09/17(a)(b)	14,268,250	14,318,188
Clipper Acquisitions Corp., New Term Loan B, 3.000%, 02/06/20(a)(b)	8,043,391	7,973,011
Duff & Phelps Investment Management Co., Term Loan B, 4.500%, 04/23/20(a)(b)	7,031,900	7,056,089
First Data Corp., 2018 Term Loan, 4.155%, 09/24/18(a)(b)	38,273,139	38,310,264
First Data Corp., Extended 2018 Term Loan B, 4.155%, 03/23/18(a)(b)(c)	64,417,214	64,524,790

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
First Data Corp., Extended 2021 Term Loan, 4.155%, 03/24/21(a)(b)	17,485,325	17,510,853
Getty Images, Inc., Term Loan B, 4.750%, 10/18/19(a)(b)	13,507,433	12,936,204
Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 01/04/21(a)(b)	7,127,138	7,087,083
Interactive Data Corp., New Term Loan B, 3.750%, 02/11/18(a)(b)	15,816,005	15,791,332
International Lease Finance Corp., New Term Loan B, 3.500%, 02/13/21(a)(b)	10,240,000	10,242,150
MIPL (Lux) S.A.R.L, Term Loan B1, 4.000%, 03/09/20(a)(b)	4,097,721	4,100,303
MX Holdings USA, Inc., USD Term Loan B, 4.500%, 08/14/20(a)(b)	4,427,750	4,459,098
Nuveen Investments, Inc., New Term Loan, 4.153%, 05/15/17(a)(b)	8,860,000	8,880,555
Nuveen Investments, Inc., New 2nd Lien Term Loan, 6.500%, 02/28/19(b)(c)	10,920,000	10,933,650
Oberthur Technologies of America Corp., USD Term Loan B2, 4.500%, 10/18/19(a)(b)	11,635,838	11,718,219
Open Text Corp., Term Loan B, 3.250%, 01/16/21(a)(b)	14,159,513	14,153,566
Pre-Paid Legal Services, Inc., 1st Lien Term Loan, 6.250%, 07/01/19(a)(b)	8,127,097	8,198,209
RPI Finance Trust, Term Loan B2, 3.250%, 05/09/18(b)	49,770,048	49,925,829
SunGard Data Systems, Inc., Term Loan C, 3.907%, 02/28/17(b)	4,349,742	4,355,092
SunGard Data Systems, Inc., Term Loan E, 4.000%, 03/09/20(a)(b)	17,705,665	17,749,929
Triple Point Technology, Inc., 1st Lien Term Loan, 5.250%, 07/10/20(a)(b)	6,303,325	5,925,126

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
USIC Holdings, Inc., 1st Lien Term Loan, 4.000%, 07/10/20(a)(b)	6,168,388	6,156,853

		363,647,197

Diversified Media 0.1%
Inmar Holdings, Inc., 1st Lien Term Loan, 4.250%, 01/27/21(a)(b)	7,375,000	7,310,469
Inmar Holdings, Inc., 2nd Lien Term Loan, 8.000%, 01/27/22(a)(b)	2,000,000	1,997,500

		9,307,969

Electric 1.1%
Calpine Corp., Term Loan B1, 4.000%, 04/02/18(a)(b)	16,977,432	17,015,122
Calpine Corp., Term Loan B2, 4.000%, 04/02/18(b)	1,862,338	1,866,472
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(a)(b)	35,224,550	35,290,773
Calpine Corp., Delayed Draw Term Loan, 4.000%, 10/30/20(a)(b)	16,114,613	16,149,903
NRG Energy, Inc., Refinance Term Loan B, 2.750%, 07/02/18(a)(b)	29,001,102	28,720,081
Panda Temple Power II, LLC, New Term Loan B, 7.250%, 04/03/19(b)	2,000,000	2,047,500

		101,089,851

Electronics 1.7%
Allflex Holdings III, Inc., New 1st Lien Term Loan, 4.250%, 07/17/20(a)(b)	5,696,375	5,705,888
Blackboard, Inc., Term Loan B3, 4.750%, 10/04/18(a)(b)	8,719,548	8,778,405
BMC Software Finance, Inc., USD Term Loan, 5.000%, 09/10/20(a)(b)	27,052,200	27,081,146
Dell, Inc., USD Term Loan B, 4.500%, 04/29/20(a)(b)	54,836,338	54,436,581
Eastman Kodak Co., Exit Term Loan, 7.250%, 09/03/19(a)(b)	11,016,750	11,154,459
Freescale Semiconductor, Inc., Term Loan B5, 5.000%, 01/15/21(a)(b)	8,900,275	8,981,802

	Shares or Principal Amount($)	Value($)

Electronics—continued
Rovi Solutions Corp., Term Loan B3, 3.500%, 03/29/19(a)(b)	8,436,196	8,404,560
Sabre, Inc., Incremental Term Loan, 4.500%, 02/19/19(a)(b)	4,059,600	4,057,570
Shield Finance Co. S.A.R.L., USD Term Loan, 5.000%, 01/27/21(a)(b)	11,060,000	11,087,650
Spansion LLC, 2013 Term Loan, 3.750%, 12/13/18(a)(b)	7,094,350	7,103,218
Verint Systems Inc., USD Term Loan, 3.500%, 09/06/19(b)	7,462,225	7,437,972

		154,229,251

Energy 2.8%
ADS Waste Holdings, Inc., New Term Loan, 3.750%, 10/09/19(a)(b)	26,027,975	25,959,261
Aventine Renewable Energy Holdings, Inc., Extended PIK Term Loan B, 0.000%, 09/22/17(a)(c)(f)(g)	286,225	283,375
Azure Midstream Energy LLC, Term Loan B, 6.500%, 11/15/18(a)(b)	13,296,688	13,396,413
Chesapeake Energy Corp., New Unsecured Term Loan, 5.750%, 12/01/17(a)(b)	88,370,000	90,284,978
Endeavour International Holdings B.V., 1st Lien Term Loan, 8.250%, 11/30/17(a)(b)	4,062,380	3,976,055
Endeavour International Holdings B.V., LC Term Loan, 8.250%, 11/30/17(a)(b)	2,907,339	2,845,558
Glenn Pool Oil & Gas Trust, Term Loan, 4.500%, 05/02/16(a)(b)	25,104,071	25,355,111
HGIM Corp., Term Loan B, 5.500%, 06/18/20(a)(b)(c)	30,375,355	30,388,113
Pacific Drilling S.A., Term Loan B, 4.500%, 06/04/18(a)(b)	14,547,781	14,595,061
Philadelphia Energy Solutions LLC, Term Loan B, 6.250%, 04/04/18(a)(b)	15,019,851	13,280,101

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Energy—continued
Seadrill Partners Finco LLC, Term Loan B, 4.000%, 02/21/21(a)(b)	8,882,738	8,853,602
Templar Energy LLC, 2nd Lien Term Loan, 8.000%, 11/25/20(a)(b)(c)	27,420,000	27,677,200
WTG Holdings III Corp., 1st Lien Term Loan, 4.750%, 01/15/21(a)(b)	4,443,863	4,454,972

		261,349,800

Entertainment 3.1%
Activision Blizzard, Inc., Term Loan B, 3.250%, 10/12/20(a)(b)	43,197,075	43,153,878
Altice Financing SA, Delayed Draw Term Loan, 5.500%, 07/15/19(a)(b)	64,488,375	65,751,057
Cedar Fair, L.P., New Term Loan B, 3.250%, 03/06/20(a)(b)	9,022,440	9,003,673
Cinemark USA, Inc., New Term Loan, 3.154%-3.156%, 12/18/19(a)(b)	5,717,899	5,714,697
CTI Foods Holding Co. LLC, New 1st Lien Term Loan, 4.500%, 06/29/20(a)(b)	7,084,400	7,084,400
Delta 2 (LUX) S.A.R.L., USD Term Loan B, 4.500%, 04/30/19(a)(b)	4,631,180	4,657,948
Great Wolf Resorts, Inc., Term Loan B, 4.500%, 08/06/20(a)(b)	8,054,137	8,072,259
Hubbard Radio, LLC, Term Loan B, 4.500%, 04/29/19(b)	6,295,063	6,308,849
IMG Worldwide, Inc., 1st Lien Term Loan, 02/26/21(a)(c)(d)	57,575,000	57,179,460
IMG Worldwide, Inc., 2nd Lien Term Loan, 02/25/22(a)(c)(d)	8,855,000	8,926,991
IMG Worldwide, Inc., New Term Loan B, 5.500%, 06/16/16	14,317,051	14,232,007
Kasima LLC, New Term Loan B, 3.250%, 05/17/21(a)(b)	17,785,000	17,651,612
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.500%, 08/17/20(a)(b)	17,740,850	17,701,998

	Shares or Principal Amount($)	Value($)

Entertainment—continued
Oceania Cruises, Inc., 2020 Term Loan B, 5.250%, 07/20/20(b)	13,750,538	13,825,065
Regent Seven Seas Cruises, Inc., New Term Loan, 3.750%, 12/21/18(a)(b)	4,354,088	4,354,088
WaveDivision Holdings LLC, Term Loan B, 4.000%, 10/15/19(a)(b)	3,668,563	3,667,389

		287,285,371

Financial 0.7%
RCS Capital Corp., 1st Lien Term Loan, 03/31/19(a)(c)(d)	13,285,000	13,351,425
RCS Capital Corp., 2nd Lien Term Loan, 01/16/21(a)(c)(d)	1,000,000	1,021,670
SAM Finance Lux S.A.R.L, USD Term Loan, 4.250%, 12/17/20(a)(b)	16,488,675	16,519,674
Sedgwick, Inc., 1st Lien Term Loan, 3.750%, 03/01/21(a)(b)(c)	18,095,000	17,891,431
Sedgwick, Inc., 2nd Lien Term Loan, 6.750%, 02/28/22(a)(b)	7,155,000	7,105,845
VFH Parent LLC, Extended Term Loan, 5.750%, 11/06/19(a)(b)	5,770,538	5,828,243

		61,718,288

Food 3.2%
Aramark Corp., Extended Synthetic Letter of Credit 2, 0.084%-3.650%, 07/26/16(a)(b)	975,000	975,234
Aramark Corp., USD Term Loan F, 3.250%, 02/24/21(a)(b)	13,355,000	13,218,645
ARG IH Corporation, Term Loan B, 5.000%, 11/15/20(b)	2,992,500	3,008,390
Blue Buffalo Co. Ltd., Term Loan B3, 4.000%, 08/08/19(a)(b)	8,146,518	8,200,855
CEC Entertainment Concepts, L.P., Term Loan, 4.250%, 02/14/21(a)(b)	8,905,000	8,838,213
Darling International, Inc., USD Term Loan B, 3.250%, 01/06/21(a)(b)	11,090,000	11,066,933

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Food—continued
Del Monte Foods, Inc., 1st Lien Term Loan, 4.250%, 02/18/21(a)(b)	8,930,000	8,940,984
Del Monte Foods, Inc., 2nd Lien Term Loan, 8.250%, 08/18/21(a)(b)	3,000,000	2,981,250
Dunkin’ Brands, Inc., Term Loan B4, 3.250%, 02/07/21(a)(b)	15,668,505	15,541,277
HJ Heinz Co., Term Loan B1, 3.250%, 06/07/19(a)(b)	47,957,600	48,039,128
HJ Heinz Co., Term Loan B2, 3.500%, 06/05/20(a)(b)	96,262,575	96,643,775
JBS USA Holdings, Inc., Incremental Term Loan, 3.750%, 09/18/20(a)(b)	11,124,100	11,089,393
Landry’s, Inc., Term Loan B, 4.000%, 04/24/18(a)(b)	17,251,886	17,338,145
OSI Restaurant Partners LLC, New Term Loan, 3.500%, 10/25/19(a)(b)	3,376,250	3,367,033
Pacific Industrial Services US Finco LLC, USD 1st Lien Term Loan, 5.000%, 10/02/18(a)(b)	8,049,550	8,150,169
Pinnacle Foods Finance LLC, Term Loan G, 3.250%, 04/29/20(a)(b)	22,533,033	22,410,228
Pinnacle Foods Finance LLC, Incremental Term Loan H, 3.250%, 04/29/20(a)(b)	8,004,775	7,954,745
Wendy’s International, Inc., New Term Loan B, 3.250%, 05/15/19(a)(b)	6,261,558	6,234,195

		293,998,592

Health Care 5.3%
Accellent, Inc., 1st Lien Term Loan, 03/12/21(a)(c)(d)	8,905,000	8,890,129
Accellent, Inc., 2nd Lien Term Loan, 02/21/22(a)(c)(d)	1,000,000	990,630
Allscripts Healthcare Solutions, Inc., Term Loan A, 2.903%, 06/28/18(a)(b)	15,084,596	15,046,885
Ardent Medical Services, Inc., Term Loan, 6.750%, 07/02/18(a)(b)	8,015,607	8,035,646
Ascend Learning, Inc., New Term Loan B, 6.000%-7.250%, 07/31/19(b)	2,992,500	3,018,684

	Shares or Principal Amount($)	Value($)

Health Care—continued
Catalina Marketing Corp., New Term Loan B, 5.250%, 10/12/20(a)(b)	15,626,475	15,606,942
Community Health Care Systems, Inc., 2017 Term Loan E, 3.447%-3.483%, 01/25/17(a)(b)	2,961,263	2,979,208
Community Health Care Systems, Inc., Term Loan D, 4.250%, 01/27/21(a)(b)	50,191,734	50,577,708
Community Health Care Systems,. Inc., New Term Loan A, 2.983%, 01/22/19(a)(b)	10,000,000	9,939,300
Convatec, Inc., Term Loan, 4.000%, 12/22/16(a)(b)	11,414,549	11,428,817
DaVita, Inc., Term Loan A3, 2.660%, 11/01/17(a)(b)	281,250	281,076
DaVita, Inc., Term Loan B2, 4.000%, 11/01/19(a)(b)	17,872,971	17,946,429
Drumm Investors LLC, Term Loan, 5.000%, 05/04/18(a)(b)	13,710,638	13,539,255
Endo Luxembourg Finance Co. I S.A R.L., 2014 Term Loan B, 3.250%, 02/28/21(a)(b)	5,345,000	5,326,292
Envision Acquisition Company, LLC, 1st Lien Term Loan, 5.750%, 11/04/20(a)(b)	6,711,275	6,719,664
Gentiva Health Services, Inc., Term Loan C, 5.750%, 10/18/18(a)(b)	5,377,250	5,303,313
Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.154%, 02/27/21(a)(b)	61,920,000	61,855,603
HCA, Inc., Term Loan B5, 2.903%, 03/31/17(a)(b)	14,925,000	14,912,015
HCA, Inc., Extended Term Loan B4, 2.984%, 05/01/18(b)	29,329,343	29,311,159
Hologic, Inc., New Term Loan B, 3.250%, 08/01/19(a)(b)	8,970,000	8,928,917
Iasis Healthcare LLC, Term Loan B2, 4.500%, 05/03/18(a)(b)	14,292,341	14,331,074
IMS Health Incorporated, New USD Term Loan, 3.750%, 03/17/21(a)(b)	6,080,320	6,066,214

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Health Care—continued
INC Research, Inc., Refinance Term Loan B, 4.250%, 07/12/18(a)(b)	16,740,903	16,761,830
JLL/Delta Dutch Newco B.V., USD 2021 Term Loan, 4.250%, 03/11/21(a)(b)(c)	14,840,000	14,752,592
Lifepoint Hospitals, Inc., Term Loan B, 2.660%, 07/24/17(a)(b)	4,372,497	4,385,265
Mallinckrodt International Finance S.A., Term Loan B, 3.500%, 03/19/21(a)(b)	7,125,000	7,124,145
Multiplan, Inc., New Term Loan, 03/06/21(a)(d)	15,940,000	15,900,150
Onex Carestream Finance LP, 1st Lien Term Loan, 5.000%, 06/07/19(a)(b)	12,859,975	12,969,799
P2 Newco Acquisition, Inc., 1st Lien Term Loan, 5.500%, 10/22/20(a)(b)(c)	12,784,947	12,856,926
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.000%, 09/30/19(a)(b)	19,519,366	19,530,102
PharMedium Healthcare Corp., 1st Lien Term Loan, 01/28/21(a)(b)(d)	4,000,000	3,997,520
PharMedium Healthcare Corp., 2nd Lien Term Loan, 7.750%, 01/28/22(b)	2,000,000	2,022,500
Salix Pharmaceuticals Ltd., Term Loan, 4.250%, 01/02/20(a)(b)	12,319,063	12,426,854
U.S. Renal Care, Inc., 2013 Term Loan, 4.250%, 07/03/19(a)(b)	4,567,050	4,557,551
Valeant Pharmaceuticals International, Inc., Series E, Term Loan B, 3.750%, 08/05/20(a)(b)	28,800,942	28,868,912
Valeant Pharmaceuticals International, Inc., Series C2, Term Loan B, 3.750%, 12/11/19(a)(b)	16,232,800	16,269,324
Valeant Pharmaceuticals International, Inc., Series D2, Term Loan B, 3.750%, 02/13/19(a)(b)	12,819,532	12,843,633

		496,302,063

	Shares or Principal Amount($)	Value($)

Healthcare-Services 0.3%
Bright Horizons Family Solutions, Inc., New Term Loan B, 4.000%-5.250%, 01/30/20(a)(b)	3,634,000	3,638,542
Regionalcare Hospital Partners, Inc., Refinance Term Loan, 7.000%, 11/04/18(a)(b)	21,111,554	20,926,828

		24,565,370

Housing 0.0%(e)
Norcraft Cos., L.P., Term Loan, 5.250%, 11/12/20(a)(b)	3,581,025	3,589,978

Information Technology 2.2%
Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/20(a)(b)	4,473,788	4,510,159
AVSC Holdings Corp., 1st Lien Term Loan, 4.500%, 01/22/21(a)(b)	6,485,000	6,517,425
CDW LLC, New Term Loan, 3.250%, 04/29/20(a)(b)	41,286,781	40,873,913
Dealertrack Technologies, Inc., Term Loan B, 3.500%, 02/26/21(a)(b)	4,450,000	4,461,125
Deluxe Entertainment Services Group, Inc., Term Loan, 6.500%, 02/07/20(a)(b)	16,915,000	16,943,248
Entegris, Inc., Unsecured Bridge Loan, 02/04/15(a)(c)(d)	5,150,000	5,150,000
FIDJI Luxembourg (BC4) S.A.R.L., Initial Term Loan, 6.250%, 12/24/20(a)(b)	7,460,000	7,497,300
Flexera Software, Inc., 1st Lien Term Loan, 03/18/20(a)(c)(d)	3,000,000	2,985,000
Flexera Software, Inc., 2nd Lien Term Loan, 03/18/21(a)(c)(d)	1,000,000	995,000
Genesys Telecom Holdings, U.S., Inc., New Term Loan B, 4.000%, 02/07/20(a)(b)	5,658,557	5,653,238
Internap Network Services Corp., Term Loan, 6.000%, 11/26/19(a)(b)	8,912,663	8,957,226
IQOR US, Inc., Term Loan B, 02/19/21(a)(c)(d)	30,270,000	29,361,900

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Information Technology—continued
Omnitracs LLC, 1st Lient Term Loan, 4.750%, 11/25/20(b)	5,985,000	6,042,336
Presidio, Inc., New Term Loan B, 5.000%, 03/31/17(a)(d)	14,687,063	14,661,952
RedTop Acquisitions Ltd., USD 1st Lien Term Loan, 4.500%, 12/03/20(a)(b)	8,935,000	9,018,810
RedTop Acquisitions Ltd., USD 2nd Lien Term Loan, 8.250%, 06/03/21(a)(b)	5,360,000	5,494,000
Southern Graphics, Inc., New Term Loan B, 4.250%, 10/17/19(a)(b)	7,007,000	6,998,241
Spin Holdco, Inc., New Term Loan B, 4.250%, 11/14/19(a)(b)	8,461,294	8,446,487
SS&C Technologies, Inc., New Term Loan B1, 3.250%, 06/07/19(a)(b)	4,260,272	4,260,272
SS&C Technologies, Inc., New Term Loan B2, 3.250%, 06/07/19(a)(b)	440,718	440,718
STG-Fairway Acquisitions, Term Loan B, 6.250%, 02/28/19(a)(b)	14,335,324	14,371,163

		203,639,513

Insurance 2.2%
Alliance Data Systems Corp., Term Loan, 1.910%, 07/10/18(a)(b)	26,110,504	26,029,039
Asurion LLC, New Term Loan B3, 3.750%, 02/18/17(a)(b)	4,170,000	4,170,000
Asurion LLC, New Term Loan B2, 4.250%, 07/08/20(a)(b)	38,965,550	38,805,402
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	47,553,241	47,630,753
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)(c)	28,310,000	29,194,687
Hub International Ltd., Term Loan B, 4.750%, 10/02/20(a)(b)	13,545,641	13,551,330
ION Trading Technologies S.A.R.L., 1st Lien Term Loan, 4.500%, 05/22/20(a)(b)	5,835,938	5,841,423

	Shares or Principal Amount($)	Value($)

Insurance—continued
ION Trading Technologies S.A.R.L., 2nd Lien Term Loan, 8.250%, 05/21/21(a)(b)	2,000,000	2,020,000
La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20(a)(b)	16,230,711	16,235,742
LPL Holdings, Inc., Term Loan B, 3.250%, 03/29/19(a)(b)	6,746,850	6,725,800
USI, Inc., Term Loan B, 4.250%, 12/27/19(a)(b)	12,517,038	12,556,216

		202,760,392

Leisure Time 0.4%
Bombardier Recreational Products, Inc., New Term Loan B, 4.000%, 01/30/19(a)(b)	4,797,257	4,795,770
La Quinta Intermediate Holdings LLC, Term Loan B, 02/19/21(a)(c)(d)	18,250,000	18,238,685
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.000%, 07/17/20(a)(b)(c)	8,290,000	8,435,075
Orient-Express Hotels Ltd., USD Term Loan B, 02/28/21(a)(b)	4,430,000	4,439,214

		35,908,744

Lodging 6.4%
Bally Technologies, Inc., Term Loan B, 4.250%, 11/25/20(a)(b)	7,132,803	7,159,551
Boyd Gaming Corp., Term Loan B, 4.000%, 08/14/20(a)(b)	6,751,075	6,754,451
Caesars Entertainment Operating Co., Extended Term Loan B6, 5.489%, 01/26/18(a)(b)	107,508,691	101,281,787
Caesars Entertainment Operating Co., Term Loan B4, 9.500%, 10/31/16(a)(b)	7,677,828	7,646,425
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.000%, 10/12/20(a)(b)	61,800,113	62,550,366
CCM Merger, Inc., New Term Loan B, 5.000%, 03/01/17(a)(b)	2,929,355	2,936,679

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Lodging—continued
Golden Nugget, Inc., New Delayed Draw Term Loan, 5.500%, 11/21/19(a)(b)	2,708,213	2,765,762
Golden Nugget, Inc., New Term Loan B, 5.500%, 11/21/19(a)(b)	6,319,163	6,453,445
Hilton Worldwide Finance LLC, USD Term Loan B2, 3.750%, 10/26/20(a)(b)	142,374,189	142,539,343
Las Vegas Sands LLC, New Term Loan B, 3.250%, 12/20/20(a)(b)	51,944,813	51,854,948
Marina District Finance Co., Inc., Term Loan B, 6.750%, 08/15/18(a)(b)	16,169,475	16,385,014
MGM Resorts International, Term Loan B, 3.500%, 12/20/19(a)(b)	12,921,041	12,884,732
Mohegan Tribal Gaming Authority, New Term Loan B, 5.500%, 11/19/19(a)(b)	9,027,375	9,202,326
Peninsula Gaming LLC, Term Loan, 4.250%, 11/20/17(b)	5,342,239	5,351,053
Penn National Gaming, Inc., New Term Loan B, 3.250%, 10/30/20(a)(b)	3,386,513	3,375,947
Pinnacle Entertainment, Inc., Term Loan B2, 3.750%, 08/13/20(a)(b)	11,096,150	11,113,460
Playa Resorts Holding B.V., Term Loan B, 4.000%, 08/06/19(a)(b)	6,183,925	6,203,281
Scientific Games International, Inc., New Term Loan B, 4.250%, 10/18/20(a)(b)	83,356,087	83,356,087
SeaWorld Parks & Entertainment, Inc., Term Loan B2, 3.000%, 05/14/20(a)(b)	14,974,657	14,737,608
Seminole Tribe of Florida, Term Loan B2, 2.234%, 10/20/17(a)(b)	5	5
Seminole Tribe of Florida, Term Loan, 3.000%, 04/29/20(a)(b)	18,066,894	17,999,143
Shingle Springs Tribal Gaming Authority, Term Loan B, 6.250%, 08/29/19(a)(b)	5,309,150	5,415,333

	Shares or Principal Amount($)	Value($)

Lodging—continued
Starwood Property Trust, Inc., Term Loan B, 3.500%, 04/17/20(a)(b)	14,140,113	14,078,321

		592,045,067

Machinery-Diversified 1.5%
Alliance Laundry Systems LLC, Refinance Term Loan, 4.250%, 12/10/18(a)(b)	18,177,251	18,237,781
Alliance Laundry Systems LLC, 2nd Lien Term Loan, 9.500%, 12/10/19(b)	2,454,545	2,479,091
Brand Energy & Infrastructure Services, Inc., New Term Loan B, 4.750%, 11/26/20(a)(b)	36,517,991	36,609,286
Generac Power Systems, Inc., Term Loan B, 3.500%, 05/31/20(a)(b)	8,150,925	8,144,812
INA Beteilgungsgesellschaft MbH, USD Term Loan C, 4.250%, 01/27/17(a)(b)	23,605,000	23,688,562
Interline Brands, Inc., 2021 Term Loan, 4.000%, 03/15/21(b)	4,000,000	3,995,000
Key Safety Systems, Inc., Term Loan B, 4.750%, 05/09/18(a)(b)	7,114,125	7,131,910
NewPage Corp., Term Loan, 9.500%, 02/05/21(a)(b)	13,785,000	13,876,946
Southwire LLC, Term Loan B, 3.250%, 02/11/21(a)	8,710,000	8,688,225
W3 Co., 1st Lien Term Loan, 5.750%, 03/13/20(a)(b)	4,558,950	4,564,648
West Corporation, Term Loan B10, 3.250%, 06/30/18(b)	11,661,235	11,597,448

		139,013,709

Manufacturing 0.2%
Mirror Bidco Corp., New Term Loan, 4.250%, 12/27/19(a)(b)	11,823,938	11,843,684
Virtuoso US LLC, USD Term Loan, 02/11/21(c)(d)	4,000,000	4,018,320

		15,862,004

Media 6.3%
CCO Holdings LLC, 3rd Lien Term Loan, 09/06/14(b)	1,489,084	1,485,823

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Media—continued
Charter Communications Operating LLC, Term Loan F, 3.000%, 01/03/21(a)(b)	8,982,125	8,896,346
Clear Channel Communications, Inc., Term Loan B, 3.803%, 01/29/16(a)(b)(c)	75,822,140	74,881,187
Clear Channel Communications, Inc., Term Loan C, 3.803%, 01/29/16(a)(b)	5,803,487	5,677,726
Clear Channel Communications, Inc., Term Loan D, 6.903%, 01/30/19(a)(b)	71,489,393	69,963,094
Clear Channel Communications, Inc., USD Extended Term Loan E, 7.653%, 07/30/19(a)(b)(c)	83,337,285	83,204,779
Emerald Expositions Holding, Inc., Term Loan B, 5.500%, 06/17/20(a)(b)	10,113,715	10,181,174
EMI Music Publishing Ltd., Term Loan B, 3.750%, 06/29/18(b)	7,343,972	7,338,758
Encompass Digital Media, Inc., New Term Loan B1, 6.750%, 08/10/17(a)(b)	6,803,875	6,850,686
Granite Broadcasting Corp., Term Loan B, 6.750%, 05/23/18(a)(b)	5,312,628	5,335,897
Hoyts Group Holdings, LLC, 1st Lien Term Loan, 4.000%, 05/29/20(a)(b)	5,294,988	5,291,705
McGraw-Hill Global Education Holdings, LLC, New 1st Lien Term Loan, 5.750%, 03/22/19(a)(b)	6,610,657	6,651,973
Nine Entertainment Group Ltd., Term Loan B, 3.250%, 02/05/20(a)(b)	10,835,550	10,767,828
Radio One, Inc., Term Loan B, 7.500%, 03/31/16(a)(b)	11,680,664	11,958,080
Syniverse Holdings, Inc., Term Loan, 4.000%, 04/23/19(a)(b)	15,188,013	15,162,649

	Shares or Principal Amount($)	Value($)

Media—continued
TWCC Holdings Corp., Refinance Term Loan B, 3.500%, 02/13/17(a)(b)	3,790,259	3,712,104
Univision Communications, Inc., Term Loan C4, 4.000%, 03/01/20(a)(b)	33,115,130	33,151,887
Univision Communications, Inc., Term Loan C3, 4.000%, 03/02/20(a)(b)	35,765,326	35,695,225
Village Roadshow Films (BVI) Ltd., Term Loan B, 4.750%, 11/21/17(a)(b)	50,418,060	50,922,240
WideOpenWest Finance LLC, Term Loan B, 4.750%, 04/01/19(a)(b)	10,474,200	10,477,447
Ziggo N.V., USD Term Loan B2, 01/15/22(a)(c)(d)	31,095,489	30,741,312
Ziggo N.V., USD Term Loan B3, 01/15/22(a)(c)(d)	51,140,974	50,558,479
Ziggo N.V., USD Term Loan B1, 01/15/22(a)(c)(d)	48,253,536	47,703,928

		586,610,327

Metals 0.3%(e)
Arch Coal, Inc., Term Loan B, 6.250%, 05/16/18(a)(b)(c)	15,211,956	14,979,518
Atlas Iron Ltd., Term Loan B, 8.750%, 12/07/17(a)(b)	11,618,510	11,647,556

		26,627,074

Metals/Minerals 0.5%(e)
Atkore International, Inc., 1st Lien Term Loan, 03/26/21(a)(c)(d)	8,860,000	8,843,432
Atkore International, Inc., 2nd Lien Term Loan, 09/10/21(c)(d)	2,000,000	2,010,000
Murray Energy Corp., 1st Lien Term Loan, 5.250%, 12/05/19(a)(b)(c)	13,630,000	13,732,225
Peabody Energy Corp., Term Loan B, 4.250%, 09/24/20(a)(b)	20,799,016	20,829,798

		45,415,455

Mining 1.9%
Fairmount Minerals Ltd., Term Loan B1, 3.750%, 03/15/17(b)	2,487,500	2,499,938
Fairmount Minerals Ltd., Term Loan B2, 4.500%, 09/05/19(a)(b)	3,557,125	3,573,808

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Mining—continued
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 4.250%, 06/28/19(a)(b)	133,715,497	134,679,585
Foresight Energy LLC, Term Loan B, 5.500%, 08/19/20(a)(b)	8,870,425	8,909,277
Novelis, Inc., New Term Loan, 3.750%, 03/10/17(a)(b)	18,804,375	18,770,715
Oxbow Carbon LLC, New Term Loan B, 4.250%, 07/19/19(a)(b)	4,249,438	4,268,900
TMS International Corp., New Term Loan B, 4.500%, 10/16/20(a)(b)	4,478,775	4,484,374

		177,186,597

Miscellaneous Manufacturer 1.3%
Boomerang Tube LLC, Term Loan, 11.000%, 10/11/17(a)(b)	21,856,209	21,200,523
Harland Clarke Holdings, Corp., Term Loan B3, 7.000%, 05/22/18(a)(b)(c)	99,573,089	100,867,539

		122,068,062

Oil & Gas 5.6%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(a)(b)	16,975,525	17,527,229
Atlas Energy L.P., Term Loan B, 6.500%, 07/31/19(a)(b)	18,437,350	18,921,331
Bronco Midstream Funding LLC, Term Loan B, 5.000%, 08/17/20(a)(b)	25,829,491	26,039,484
Citgo Petroleum Corp., Term Loan B, 8.000%, 06/24/15(a)	1,542,857	1,550,571
Citgo Petroleum Corp., Term Loan C, 9.000%, 06/23/17(a)(b)	3,364,286	3,400,721
Drillships Financing Holding, Inc., Term Loan B1, 6.000%, 03/31/21(a)(b)	46,886,600	47,716,962
EMG Utica LLC, Term Loan, 4.750%, 03/27/20(a)(b)	30,670,000	30,746,675
Energy Transfer Equity, L.P., New Term Loan, 3.250%, 12/02/19(a)(b)(c)	81,675,000	81,456,928

	Shares or Principal Amount($)	Value($)

Oil & Gas—continued
EP Energy LLC, Term Loan B3, 3.500%, 05/24/18(a)(b)	15,148,964	15,130,028
EP Energy LLC, Term Loan B2, 4.500%, 04/30/19(a)(b)	6,922,500	6,936,899
Fieldwood Energy LLC, 1st Lien Term Loan, 3.875%, 09/28/18(a)(b)	17,851,460	17,848,246
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.375%, 09/30/20(b)	2,387,611	2,483,617
Frac Tech International LLC, Term Loan B, 8.500%, 05/06/16(a)(b)	43,418,946	44,134,924
MEG Energy Corp., Refinance Term Loan, 3.750%, 03/31/20(a)(b)	43,869,585	44,006,897
Obsidian Holdings LLC, Term Loan A, 6.750%, 11/02/15(b)	1,394,782	1,415,704
Obsidian Natural Gas Trust, Term Loan, 7.000%, 11/02/15(a)(b)	14,404,816	14,584,876
Offshore Group Investment Ltd., New Term Loan B, 5.000%, 10/25/17(a)(b)	20,594,311	20,577,218
Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 03/14/21(a)(b)	19,925,000	19,781,739
Ruby Western Pipeline Holdings, LLC, Term Loan B, 3.500%, 03/27/20(a)(b)	13,126,542	13,069,179
Samson Investment Co., New 2nd Lien Term Loan, 5.000%, 09/25/18(a)(b)	8,248,908	8,323,643
Sheridan Investment Partners II, L.P., Term Loan A, 4.250%, 12/16/20(a)(b)	11,193,734	11,256,755
Sheridan Investment Partners II, L.P., Term Loan B, 4.250%, 12/16/20(a)(b)	1,557,129	1,565,896
Sheridan Investment Partners II, L.P., Term Loan M, 4.250%, 12/16/20(a)(b)	580,724	583,993
Sheridan Production Partners I, LLC, Term Loan B2 I-A, 4.250%, 09/25/19(b)	518,852	521,228

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas—continued
Sheridan Production Partners I, LLC, Term Loan B2 I-M, 4.250%, 09/25/19(b)	316,918	318,369
Sheridan Production Partners I, LLC, Term Loan B2, 4.250%, 10/01/19(b)	3,915,622	3,933,556
Teine Energy Ltd., 2nd Lien Term Loan, 7.500%, 05/09/19(a)(b)	4,317,947	4,371,921
Tervita Corp., Term Loan, 05/15/18(a)(c)(d)	4,943,827	4,896,861
TPF Generation Holdings LLC, Term Loan B, 4.750%, 12/29/17(a)(b)	22,752,800	21,861,573
TPF Generation Holdings LLC, Term Loan B, 6.500%, 08/21/19(a)(b)	6,332,150	6,411,302
Vantage Drilling Co., Term Loan B, 5.750%, 03/28/19(a)(b)	8,649,237	8,730,367
Western Refining, Inc., Term Loan B, 4.250%, 11/12/20(a)(b)	20,498,625	20,652,365

		520,757,057

Packaging & Containers 2.0%
Ardagh Holdings USA, Inc., Institutional Term Loan, 12/17/19(a)(c)(d)	7,355,000	7,351,911
Ardagh Holdings USA, Inc., Term Loan B, 4.250%, 12/17/19(a)(b)	8,887,725	8,915,544
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/07/20(a)(b)	103,000,064	102,485,064
Berry Plastics Holding Corp., Term Loan E, 3.750%, 01/06/21(a)(b)	13,310,000	13,274,862
BWAY Corp., Term Loan B, 4.500%, 08/07/17(a)(b)	5,386,813	5,405,343
Caraustar Industries, Inc., Term Loan, 7.500%, 05/01/19(a)(b)	9,640,895	9,791,582
Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.000%, 12/01/18(a)(b)	18,269,213	18,311,414

	Shares or Principal Amount($)	Value($)

Packaging & Containers—continued
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.500%, 03/19/20(a)(b)	18,475,388	18,570,166

		184,105,886

Real Estate 1.2%
Alliant Holdings I, Inc., New Term Loan B, 4.250%, 12/20/19(a)(b)	10,606,507	10,641,826
CB Richard Ellis Services, Inc., New Term Loan B, 2.905%, 03/29/21(a)(b)	18,357,887	18,300,611
Continental Building Products LLC, 1st Lien Term Loan, 4.750%, 08/28/20(a)(b)	16,860,275	16,874,269
CPG International, Inc., New Term Loan, 4.750%, 09/30/20(a)(b)	8,945,050	8,959,988
Four Seasons Holdings, Inc., 1st Lien Term Loan, 3.500%, 06/27/20(a)(b)	15,417,525	15,417,525
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/28/20(a)(b)	6,565,000	6,655,269
Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/17/17(a)(b)	4,726,435	4,868,228
Ply Gem Industries, Inc., Term Loan, 4.000%, 02/01/21(a)(b)	3,000,000	3,001,260
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 09/28/20(a)(b)	11,278,325	11,290,055
Realogy Corp., Extended Letter of Credit, 0.205%-4.400%, 10/10/16(a)(b)	747,784	750,274
Realogy Corp., New Term Loan B, 3.750%, 03/05/20(a)(b)	12,731,641	12,769,836

		109,529,141

Retail 6.7%
Academy, Ltd., Term Loan, 4.500%, 08/03/18(a)(b)	5,825,278	5,840,598
Albertson’s, LLC, Term Loan B1, 4.250%, 03/21/16(a)(b)	8,546,072	8,567,437
Albertson’s, LLC, Term Loan B2, 4.750%, 03/21/19(a)(b)	20,047,683	20,164,561

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Retail—continued
BJ’s Wholesale Club, Inc., New 1st Lien Term Loan, 4.500%, 09/26/19(a)(b)	4,235,074	4,245,661
BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 03/26/20(a)(b)	4,545,000	4,644,990
Camping World, Inc., Term Loan, 5.750%, 02/20/20(a)(b)	11,726,250	11,784,881
Capital Automotive LP, New Term Loan B, 4.000%, 04/10/19(a)(b)	56,130,480	56,253,406
Capital Automotive LP, New 2nd Lien Term Loan, 6.000%, 04/30/20(a)(b)	15,155,000	15,477,044
Evergreen Acqco 1 LP, New Term Loan, 5.000%-6.000%, 07/09/19(a)(b)	6,364,438	6,404,215
Harbor Freight Tools USA, Inc., New 1st Lien Term Loan, 4.750%, 07/26/19(a)(b)	2,753,752	2,779,582
HMK Intermediate Holdings LLC, Term Loan, 5.000%, 03/29/19(b)	9,084,600	9,130,023
Hudson’s Bay Co., 1st Lien Term Loan, 4.750%, 11/04/20(a)(b)	19,508,250	19,752,103
J Crew Group, Inc., New Term Loan B, 4.000%, 03/05/21(a)(b)(c)	31,917,764	31,829,990
JC Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	69,443,720	69,038,863
Jo-Ann Stores, Inc., Term Loan, 4.000%, 03/16/18(a)(b)	14,904,599	14,867,337
Lands’ End, Inc., Term Loan B, 01/31/21(a)(c)(d)	22,145,000	22,103,589
Michaels Stores, Inc., New Term Loan, 3.750%, 01/28/20(a)(b)	12,629,563	12,637,519
NBTY, Inc., Term Loan B2, 3.500%, 10/01/17(b)	9,075,518	9,091,400
Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/20(a)(b)	88,179,000	88,408,265
Ollie’s Bargain Outlet, Inc., Term Loan, 5.250%-6.250%, 09/27/19(a)(b)	5,444,887	5,424,469

	Shares or Principal Amount($)	Value($)

Retail—continued
Party City Holdings, Inc., Term Loan, 4.000%, 07/27/19(a)(b)	14,112,529	14,109,848
Petco Animal Supplies, Inc., New Term Loan, 4.000%, 11/24/17(a)(b)	12,507,998	12,530,637
Phillips-Van Heusen Corp., Term Loan B, 3.250%, 02/13/20(a)(b)	6,982,576	6,993,678
Rite Aid Corp., Term Loan 7, 3.500%, 02/21/20(a)(b)	18,172,675	18,144,326
Rite Aid Corp., New 2nd Lien Term Loan, 4.875%, 06/21/21(a)(b)	13,350,000	13,533,562
Rite Aid Corp., 2nd Lien Term Loan, 5.750%, 08/21/20(a)(b)	15,855,000	16,182,089
Sears Holding Corp., Term Loan, 5.500%, 06/30/18(a)(b)(c)	59,139,662	59,391,006
Supervalu, Inc., Refinance Term Loan B, 4.500%, 03/21/19(a)(b)	10,073,848	10,082,209
Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 08/21/19(a)(b)	31,735,463	30,664,391
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(a)(b)	3,922,276	3,265,295
Toys ‘R’ Us-Delaware, Inc., Incremental Term Loan B2, 5.250%, 05/25/18(a)(b)	2,915,047	2,426,777
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(b)(c)	13,942,604	12,591,984

		618,361,735

Semiconductors 1.5%
Freescale Semiconductor, Inc., Term Loan B4, 4.250%, 02/28/20(a)(b)	86,463,156	86,759,725
Microsemi Corp., Term Loan B1, 3.250%, 02/19/20(a)(b)	11,380,274	11,348,978
ON Semiconductor Corp., Term Loan A, 1.997%, 01/02/18(a)(b)	42,922,702	41,849,634

		139,958,337

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Software 0.1%
Sophia, L.P., 2014 Term Loan B, 4.000%, 07/19/18(a)(b)	9,880,055	9,880,055

Telecommunication Services 11.9%
Alcatel-Lucent USA, Inc., USD Term Loan C, 4.500%, 01/30/19(a)(b)	56,781,104	57,020,720
Arris Group, Inc., Term Loan B, 3.500%, 04/17/20(a)(b)	20,298,471	20,202,053
Atlantic Broadband Finance, LLC, New Term Loan B, 3.250%, 12/02/19(a)(b)(c)	3,764,009	3,741,425
Avaya, Inc., Extended Term Loan B3, 4.734%, 10/26/17(a)(b)	33,440,339	32,621,719
Avaya, Inc., Term Loan B6, 6.500%, 03/30/18(a)(b)(c)	14,629,513	14,644,728
Cellular South, Inc., New Term Loan, 3.250%, 05/22/20(a)(b)	3,519,450	3,493,054
Cequel Communications LLC, Term Loan B, 3.500%, 02/14/19(a)(b)	29,561,170	29,548,754
Charter Communications Operating LLC, Term Loan E, 3.000%, 07/01/20(a)(b)	45,243,112	44,824,614
Cincinnati Bell, Inc., New Term Loan B, 4.000%, 09/10/20(a)(b)(c)	33,348,909	33,328,233
Consolidated Communications, Inc., New Term Loan B, 4.250%, 12/23/20(a)(b)	9,735,600	9,790,411
Crown Castle Operating Co., Term Loan B2, 3.250%, 01/31/21(a)(b)	71,986,936	71,716,986
CSC Holdings, Inc., New Term Loan B, 2.653%, 04/17/20(a)(b)	57,837,938	57,064,644
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/20(a)(b)	37,011,172	37,149,964
DataPipe, Inc., 1st Lien Term Loan, 5.750%, 03/15/19(a)(b)	4,558,950	4,558,950
Evertec, Inc., New Term Loan A, 2.742%, 04/16/18(a)(b)	18,326,000	18,051,110
Evertec, Inc., New Term Loan B, 3.500%, 04/17/20(a)(b)	9,067,706	8,940,214

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Frontier Communications Corp., Unsecured Term Loan, 3.035%, 10/14/16(b)	12,267,143	12,236,475
Gray Television, Inc., New Term Loan B, 4.500%, 10/15/19(a)(b)	4,951,919	4,972,568
Integra Telecom, Inc., Term Loan B, 5.250%, 02/22/19(a)(b)	18,156,600	18,234,492
Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 02/21/20(b)	7,530,000	7,695,660
Intelsat Jackson Holdings S.A., Term Loan B2, 3.750%, 06/30/19(a)(b)	57,153,549	57,242,708
Learfield Communications, Inc., 1st Lien Term Loan, 5.000%, 10/08/20(a)(b)	9,211,913	9,234,942
Level 3 Financing, Inc., New 2019 Term Loan, 4.000%, 08/01/19(a)(b)	29,765,000	29,831,971
Level 3 Financing, Inc., 2020 Term Loan B, 4.000%, 01/15/20(a)(b)	112,365,000	112,505,456
Liberty Cablevision of Puerto Rico LLC, New Term Loan B, 6.000%, 06/09/17(a)(b)	7,104,113	7,118,321
Liberty Cablevision of Puerto Rico LLC, New 2nd Lien Term Loan, 10.000%, 06/08/18(b)	11,745,000	11,789,044
Lightsquared LP, Term Loan B, 10/01/14(b)(f)(j)	7,236,851	8,702,313
LIN Television Corp., Term Loan B, 4.000%, 12/21/18(a)(b)	5,352,988	5,352,988
Media General, Inc., Delayed Draw Term Loan B, 4.250%, 07/31/20(a)(b)	7,674,011	7,717,216
Mediacom Communications Corp., Term Loan F, 2.630%, 01/31/18(a)(b)	5,515,000	5,487,425
Mediacom Communications Corp., Term Loan H, 3.250%, 01/29/21(a)(b)	12,497,941	12,408,080
Mediacom Communications Corp., Term Loan G, 4.000%, 01/20/20(a)(b)	25,925,200	25,925,200

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Mitel US Holdings, Inc., New Term Loan, 5.250%, 01/31/20(b)	2,244,375	2,265,427
NTELOS Inc., New Term Loan B, 5.750%, 11/08/19(a)(b)	22,911,848	22,701,747
Nuance Communications, Inc., Term Loan C, 2.910%, 08/07/19(a)(b)	6,168,388	6,100,104
Peak Ten, Inc., 2018 Term Loan B, 8.250%, 10/25/18(a)(b)	9,134,375	9,225,719
Quebecor Media, Inc., Term Loan B1, 3.250%, 08/17/20(a)(b)	30,914,650	30,734,418
Sinclair Television Group, Inc., Term Loan B, 3.000%, 04/09/20(a)(b)	7,667,625	7,557,441
Syniverse Holdings, Inc., Term Loan B, 4.000%, 04/23/19(a)(b)	22,202,042	22,211,367
Telx Group, Inc., Term Loan B, 5.250%, 09/26/17(a)(b)	18,493,936	18,609,524
UPC Financing Partnership, USD Term Loan AH, 3.250%, 06/30/21(a)(b)	27,166,632	27,084,046
Van Wagner Communications LLC, New Term Loan, 6.250%- 7.250%, 08/03/18(a)(b)	15,524,388	15,684,445
Virgin Media Investment Holdings Ltd., USD Term Loan B, 3.500%, 06/08/20(a)(b)	64,575,000	64,402,585
WMG Acquisition Corp., New Term Loan, 3.750%, 07/01/20(a)(b)	30,641,025	30,464,839
Zayo Group, LLC, PIK, Term Loan B, 4.000%, 07/02/19(a)(b)	61,063,077	61,078,343

		1,101,272,443

Telecommunications 0.5%
CompuCom Systems, Inc., Refinance Term Loan B, 4.250%, 05/11/20(a)(b)	7,066,600	7,051,124
LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 04/13/20(a)(b)	22,961,488	22,803,742
LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 04/12/21(a)(b)	2,286,488	2,323,643

	Shares or Principal Amount($)	Value($)

Telecommunications—continued
Windstream Corp., Term Loan B4, 3.500%, 01/23/20(a)(b)	10,724,250	10,694,758

		42,873,267

Transportation 1.5%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.750%-5.750%, 04/27/20(a)(b)	5,285,062	5,285,062
American Airlines, Inc., Exit Term Loan, 3.750%, 06/27/19(a)(b)	62,209,900	62,376,622
Avis Budget Car Rental, LLC, New Term Loan B, 3.000%, 03/15/19(a)(b)	9,225,845	9,147,979
Commercial Barge Line Co., 1st Lien Term Loan, 7.500%, 09/23/19(a)(b)	13,112,550	13,112,550
Delta Air Lines, Inc., 2018 Term Loan B1, 3.500%, 10/18/18(a)(b)	18,488,766	18,480,076
FleetPride Corp., 1st Lien Term Loan, 5.250%, 11/19/19(a)(b)	7,184,063	7,083,486
Navios Partners Finance (US), Inc., Term Loan B, 5.250%, 06/27/18(a)(b)	13,704,135	13,915,453
Sabre, Inc., Term Loan C, 4.000%, 02/19/18(a)(b)	8,853,504	8,855,363

		138,256,591

Utilities 1.4%
Astoria Generating Company Acquisitions, LLC, New Term Loan, 8.500%, 10/26/17(a)(b)	8,045,099	8,286,452
Calpine Construction Finance Co., L.P., Original Term Loan B1, 3.000%, 05/03/20(a)(b)	22,807,650	22,391,410
Calpine Construction Finance Co., L.P., Original Term Loan B2, 3.250%, 01/31/22(a)(b)	12,680,545	12,449,124
Dynegy Holdings, Inc., Term Loan B2, 4.000%, 04/23/20(a)(b)	14,077,602	14,121,665
EFS Cogen Holdings I LLC, Term Loan B, 3.750%, 12/17/20(a)(b)	14,583,940	14,644,755

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Utilities—continued
Empire Generating Co., LLC, Term Loan B, 5.250%, 03/12/21(a)(b)	10,759,348	10,752,677
Empire Generating Co., LLC, Term Loan C, 5.250%, 03/12/21(a)(b)	750,652	750,187
Exgen Renewables I, LLC, Term Loan, 5.250%, 02/08/21(a)(b)	9,190,000	9,316,362
NGPL PipeCo LLC, Term Loan B, 6.750%, 09/15/17(a)(b)	4,495,815	4,381,172
Power Team Services, LLC, Delayed Draw Term Loan, 3.250%-4.250%, 05/06/20(a)(b)	1,827,334	1,816,681
Power Team Services, LLC, 1st Lien Term Loan, 4.250%, 05/06/20(a)(b)	14,655,588	14,570,146
Power Team Services, LLC, 2nd Lien Term Loan, 8.250%, 11/06/20(b)	7,890,000	7,811,100
Viva Alamo LLC, Term Loan B, 4.750%, 02/17/21(a)(b)	6,675,000	6,687,549
WNA Holdings, Inc., USD 1st Lien Canadian Borrower, 4.500%-5.500%, 06/05/20(a)(b)	5,705,400	5,712,532

		133,691,812

Wireless Communication 0.4%
GOGO LLC, Term Loan, 11.250%, 06/21/17(a)(b)	18,758,691	20,259,386
SBA Senior Finance II LLC, Term Loan B1, 03/24/21(b)(c)	18,380,000	18,298,025

		38,557,411

Total Bank Loans (Cost $8,194,526,367)		8,248,615,366

Corporate Bonds 6.2%
Aerospace/Defense 0.2%
Bombardier, Inc., 4.250%, 01/15/16(a)	15,000,000	15,600,000
Bombardier, Inc., 6.000%, 10/15/22(a)	4,000,000	4,000,000
General Motors Co. Escrow, 7.200%(f)(g)(h)(i)	10,000,000	—
General Motors Co. Escrow, 8.375%(f)(g)(h)(i)	10,000,000	—

		19,600,000

	Shares or Principal Amount($)	Value($)

Airlines 0.0%(e)
Air Canada, 8.750%, 04/01/20(a)	1,000,000	1,083,750

Auto Manufacturers 0.1%
General Motors Co., 6.250%, 10/02/43(a)	4,500,000	4,871,250

Banks 0.1%
Ally Financial, Inc., 3.500%, 07/18/16	8,000,000	8,240,000

Commercial Services 0.2%
Ceridian Corp., 11.250%, 11/15/15	10,000,000	10,075,000
Harland Clarke Holdings Corp., 9.250%, 03/01/21(a)	3,330,000	3,346,650
Harland Clarke Holdings Corp., 9.750%, 08/01/18(a)	3,715,000	4,077,213

		17,498,863

Diversified Financial Services 0.3%
General Motors Financial Co., Inc., 2.750%, 05/15/16	5,000,000	5,065,500
General Motors Financial Co., Inc., 3.250%, 05/15/18	2,000,000	2,017,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 03/15/19(a)	2,275,000	2,314,812
International Lease Finance Corp., 3.875%, 04/15/18	9,890,000	10,087,800
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	1,500,000	1,413,750
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	1,500,000	1,391,250
SLM Corp., 6.125%, 03/25/24, MTN	2,000,000	1,997,500

		24,288,112

Energy 0.4%
GenOn Energy, Inc., 9.875%, 10/15/20	5,000,000	5,100,000
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21	34,512,074	35,719,996

		40,819,996

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Entertainment 0.1%
GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/18(a)	2,900,000	2,976,125
GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20(a)	3,990,000	4,094,738
Mohegan Tribal Gaming Authority, 9.750%, 09/01/21	1,435,000	1,600,025

		8,670,888

Food 0.1%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(a)	13,100,000	12,887,125

Healthcare-Services 0.2%
CHS/Community Health Systems, Inc., 5.125%, 08/01/21(a)	3,115,000	3,192,875
CHS/Community Health Systems, Inc., 6.875%, 02/01/22(a)	10,000,000	10,450,000

		13,642,875

Holding Companies-Diversified 0.0%(e)
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.125%, 09/01/20(a)	2,195,000	2,348,650

Internet 0.0%(e)
Zayo Escrow Corp., 10.125%, 07/01/20	2,365,000	2,743,400

Lodging 0.1%
Caesars Entertainment Operating Co., Inc., 11.000%, 10/01/21(a)	5,000,000	5,250,000
Caesars Entertainment Resort Properties, LLC, 8.000%, 10/01/20(a)	5,000,000	5,262,500

		10,512,500

Media 0.9%
CCO Holdings LLC/Cap Corp., 5.750%, 01/15/24	9,000,000	8,932,500
Clear Channel Communications, Inc., 9.000%, 12/15/19	10,353,000	10,870,650
Clear Channel Communications, Inc., 11.250%, 03/01/21	1,185,000	1,318,313
Columbus International, Inc., 7.375%, 03/30/21(a)	960,000	987,600

	Shares or Principal Amount($)	Value($)

Media—continued
DISH DBS Corp., 5.000%, 03/15/23	30,235,000	30,461,762
DISH DBS Corp., 5.125%, 05/01/20	3,590,000	3,742,575
LIN Television Corp., 8.375%, 04/15/18	17,555,000	18,608,300
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(a)	1,585,000	1,798,975
Univision Communications, Inc., 6.875%, 05/15/19(a)	1,925,000	2,069,375
VTR Finance BV, 6.875%, 01/15/24(a)	5,500,000	5,720,000

		84,510,050

Oil & Gas 0.8%
Chesapeake Energy Corp., 3.250%, 03/15/16	10,000,000	10,100,000
Halcon Resources Corp., 8.875%, 05/15/21	10,000,000	10,375,000
MEG Energy Corp., 7.000%, 03/31/24(a)	2,275,000	2,405,813
North Atlantic Drilling Ltd., 6.250%, 02/01/19(a)	1,840,000	1,803,200
Offshore Drilling Holding SA, 8.375%, 09/20/20(a)	3,375,000	3,682,969
Plains Exploration & Production Co., 6.125%, 06/15/19	30,426,000	33,582,697
United Refining Co., 10.500%, 02/28/18	9,921,000	11,012,310

		72,961,989

Packaging & Containers 0.1%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, 5.625%, 12/15/16(a)	10,600,000	10,865,000

Pharmaceuticals 0.3%
Grifols Worldwide Operations Ltd., 5.250%, 04/01/22(a)	2,260,000	2,310,850
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21(a)	19,000,000	19,950,000
VPII Escrow Corp., 6.750%, 08/15/18(a)	4,300,000	4,730,000
VPII Escrow Corp., 7.500%, 07/15/21(a)	2,150,000	2,418,750

		29,409,600

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)

Pipelines 0.1%
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	5,000,000	5,037,500

Retail 0.1%
Guitar Center, Inc., 6.500%, 04/15/19(a)	1,000,000	993,750
Guitar Center, Inc., 9.625%, 04/15/20(a)	1,000,000	992,500
Toys ‘R’ Us-Delaware, Inc., 7.375%, 09/01/16(a)	5,000,000	4,612,500

		6,598,750

Software 0.1%
Activision Blizzard, Inc., 6.125%, 09/15/23(a)	7,500,000	8,165,625

Telecommunication Services 2.0%
Altice Financing SA, 6.500%, 01/15/22(a)	1,675,000	1,767,125
Avanti Communications Group PLC, 10.000%, 10/01/19(a)	3,275,000	3,487,875
B Communications Ltd., 7.375%, 02/15/21(a)	6,800,000	7,140,000
Intelsat Jackson Holdings S.A., 5.500%, 08/01/23(a)	4,920,000	4,821,600
Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	3,750,000	4,068,750
Intelsat Jackson Holdings S.A., 7.500%, 04/01/21	1,250,000	1,371,875
Level 3 Communications, Inc., 11.875%, 02/01/19	3,000,000	3,390,000
Level 3 Financing, Inc., 3.846%, 01/15/18(a)(b)	8,000,000	8,140,000
Level 3 Financing, Inc., 6.125%, 01/15/21(a)	10,000,000	10,550,000
Level 3 Financing, Inc., 8.125%, 07/01/19	4,065,000	4,461,337
Lynx II Corp., 6.375%, 04/15/23(a)	1,600,000	1,696,000
NII International Telecom S.A.R.L., 11.375%, 08/15/19(a)	2,560,000	1,804,800
NII International Telecom SCA, 7.875%, 08/15/19(a)	2,285,000	1,548,088
Satmex Escrow SA de CV, 9.500%, 05/15/17	6,000,000	6,360,000
Softbank Corp., 4.500%, 04/15/20(a)	8,400,000	8,358,000
Sprint Capital Corp., 6.875%, 11/15/28	2,000,000	1,940,000
Sprint Capital Corp., 8.750%, 03/15/32(k)	1,700,000	1,870,000

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Sprint Communications, Inc., 7.000%, 08/15/20	5,680,000	6,191,200
Sprint Corp., 7.125%, 06/15/24(a)	5,950,000	6,247,500
Sprint Corp., 7.875%, 09/15/23(a)	14,720,000	16,192,000
T-Mobile USA, Inc., 6.125%, 01/15/22	4,000,000	4,190,000
T-Mobile USA, Inc., 6.250%, 04/01/21	3,945,000	4,171,838
T-Mobile USA, Inc., 6.542%, 04/28/20	3,125,000	3,363,281
T-Mobile USA, Inc., 6.633%, 04/28/21	5,355,000	5,756,625
Trilogy International Partners LLC, 10.250%, 08/15/16(a)	12,958,000	13,314,345
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(a)	32,776,473	34,333,355
Wind Acquisition Finance SA, 7.250%, 02/15/18(a)	9,940,000	10,486,700
Windstream Holding of the Midwest, Inc., 6.750%, 04/01/28(k)	8,088,000	7,602,720

		184,625,014

Total Corporate Bonds (Cost $550,904,429)		569,380,937

Municipal Bonds 0.5%
Puerto Rico 0.5%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	26,640,000	24,880,695
Puerto Rico Sales Tax Financing Corp., Series A, RB, 5.500%, 08/01/37	3,300,000	2,547,765
Puerto Rico Sales Tax Financing Corp., Series A, RB, 5.500%, 08/01/42	6,910,000	5,262,794
Puerto Rico Sales Tax Financing Corp., Series A, RB, 6.500%, 08/01/44	5,125,000	4,406,321
Puerto Rico Sales Tax Financing Corp., Series A-1, RB, 5.000%, 08/01/43	1,000,000	712,240
Puerto Rico Sales Tax Financing Corp., Series C, RB, 5.250%, 08/01/41	5,285,000	3,935,105

Total Municipal Bonds (Cost $40,914,403)		41,744,920

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix Floating Rate High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Preferred Stock 0.0%(e)
Diversified Financial Services 0.0%(e)
GMAC Capital Trust I, Series 2, 8.125%(b)	94,025	2,566,883

Total Preferred Stock (Cost $2,350,625)		2,566,883

Common Stock 0.0%(e)
Energy-Alternate Sources 0.0%(e)
Aventine Renewable Energy Holdings, Inc.*(c)(g)	69,037	690,370

Total Common Stock (Cost $8,201,222)		690,370

Money Market Fund 6.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(l)	563,907,620	563,907,620

Total Money Market Fund (Cost $563,907,620)		563,907,620

Total Investments (Cost $9,360,804,666) — 101.8%		9,426,906,096
Liabilities in Excess of Other Assets — (1.8)%		(166,108,725)

Net Assets — 100.0%		$9,260,797,371

*	Non-income producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 88.5% of net assets as of March 31, 2014.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Less than 0.05% of Net Assets.

(f)	Security is in default.

(g)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(h)	Valued at fair value using procedures approved by the Board of Trustees. Fair valued securities held by the Fund represent 0% of net assets as of March 31, 2014.

(i)	Perpetual maturity.

(j)	Bankrupt issuer.
(k)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

GO	—	General Obligation
MTN	—	Medium Term Note
PIK	—	Payment in-kind
RB	—	Revenue Bond

As of March 31, 2014, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitments	Unrealized Appreciation
PowerTeam Services, LLC	$1,042,855	$1,205
WR Grace & Co.	2,926,316	95

	$3,969,171	$1,300

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 6.2%
Chemicals 0.4%
Ineos US Finance LLC, 6 Year Term Loan, 3.750%, 05/04/18(a)(b)	4,860,669	4,828,540

Commercial Services 0.3%
Walter Energy, Inc., Term Loan B, 7.250%, 04/02/18(a)(b)	3,920,176	3,785,439

Health Care 0.1%
Mulltiplan, Inc., New Term Loan, 4.000%, 03/06/21(a)(b)	1,030,000	1,027,425

Information Technology 0.3%
Entegris, Inc., Unsecured Bridge Loan, 02/04/15(c)(d)	3,650,000	3,650,000

Insurance 0.4%
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	4,707,767	4,715,440

Lodging 0.3%
Caesars Entertainment Operating Co., Extended Term Loan B6, 01/26/18(a)(c)(d)	4,095,000	3,857,818

Packaging & Containers 0.4%
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/07/20(a)(b)	5,776,650	5,747,767

Retail 1.5%
JC Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	4,724,300	4,696,757
Lands End, Inc., Term Loan B, 01/31/21(a)(c)(d)	2,595,000	2,590,147
Sears Holding Corp., Term Loan, 5.500%, 06/30/18(a)(b)	8,004,938	8,038,959
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(b)	4,018,227	3,628,982

		18,954,845

Semiconductors 0.5%
Freescale Semiconductor, Inc., Term Loan B4, 4.250%, 02/28/20(a)(b)	6,582,368	6,604,946

	Shares or Principal Amount($)	Value($)
Telecommunication Services 2.0%
Alcatel-Lucent USA, Inc., USD Term Loan C, 4.500%, 01/30/19(a)(b)	2,611,938	2,622,960
Cequel Communications LLC, Term Loan B, 3.500%, 02/14/19(a)(b)	9,823,889	9,819,763
Crown Castle Operating Co., Term Loan B2, 3.250%, 01/31/21(a)(b)	5,880,587	5,858,535
Level 3 Financing, Inc., New 2019 Term Loan, 4.000%, 08/01/19(a)(b)	2,755,000	2,761,199
Virgin Media Investment Holdings Ltd., USD Term Loan B, 3.500%, 06/08/20(a)(b)	5,305,000	5,290,836

		26,353,293

Total Bank Loans (Cost $79,774,101)		79,525,513

Corporate Bonds 87.6%
Advertising 0.6%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22(a)	7,041,000	7,217,025

Aerospace/Defense 1.4%
BE Aerospace, Inc., 5.250%, 04/01/22	4,105,000	4,223,019
Bombardier, Inc., 6.000%, 10/15/22(a)	10,320,000	10,320,000
Ducommun, Inc., 9.750%, 07/15/18	2,680,000	3,001,600

		17,544,619

Airlines 1.9%
Air Canada, 6.750%, 10/01/19(a)	15,050,000	16,216,375
American Airlines, 2013-2 Class B, 5.600%, 07/15/20(a)	5,851,534	6,100,224
United Airlines Pass Through Trust, 2014-1 Class B, 4.750%, 10/11/23, Series B(c)	1,705,000	1,713,525

		24,030,124

Auto Manufacturers 0.2%
General Motors Co., 6.250%, 10/02/43(a)	1,920,000	2,078,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Auto Parts & Equipment 1.2%
Cooper-Standard Automotive, Inc., 8.500%, 05/01/18	8,893,000	9,315,507
Schaeffler Holding Finance BV, PIK, 6.875%, 08/15/18(a)	5,395,000	5,738,931

		15,054,438

Banks 1.6%
Ally Financial, Inc., 8.000%, 11/01/31	2,660,000	3,278,450
CIT Group, Inc., 5.375%, 05/15/20	1,945,000	2,086,013
JPMorgan Chase & Co., Series S, 6.750%, 02/01/24, Series S(b)(e)	7,940,000	8,356,850
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(a)	3,405,000	3,405,000
Provident Funding Associates LP/PFG Finance Corp., 10.125%, 02/15/19(a)	2,685,000	2,933,362

		20,059,675

Building Materials 2.3%
Building Materials Corp. of America, 6.750%, 05/01/21(a)(f)	2,885,000	3,130,225
Cemex Finance LLC, 9.375%, 10/12/22(a)	9,900,000	11,620,125
Cemex SAB de CV, 7.250%, 01/15/21(a)(f)	7,455,000	8,144,587
US Concrete, Inc., 8.500%, 12/01/18(a)(f)	3,000,000	3,255,000
USG Corp., 5.875%, 11/01/21(a)	3,400,000	3,621,000

		29,770,937

Chemicals 0.3%
Nufarm Australia Ltd., 6.375%, 10/15/19(a)(f)	3,280,000	3,394,800

Coal 0.7%
Natural Resource Partners LP, 9.125%, 10/01/18(a)	3,165,000	3,307,425
Peabody Energy Corp., 6.250%, 11/15/21(f)	5,070,000	5,082,675

		8,390,100

	Shares or Principal Amount($)	Value($)
Commercial Services 4.2%
FTI Consulting, Inc., 6.000%, 11/15/22	3,100,000	3,162,000
Harland Clarke Holdings Corp., 6.875%, 03/01/20(a)	6,395,000	6,490,925
Harland Clarke Holdings Corp., 9.750%, 08/01/18(a)	13,724,000	15,062,090
National Money Mart Co., 10.375%, 12/15/16	3,700,000	3,718,500
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(a)	6,875,000	7,528,125
RR Donnelley & Sons Co., 6.500%, 11/15/23(f)	4,230,000	4,467,937
TMS International Corp., 7.625%, 10/15/21(a)	8,591,000	9,213,847
United Rentals North America, Inc., 5.750%, 11/15/24	4,175,000	4,206,313

		53,849,737

Computers 0.5%
j2 Global, Inc., 8.000%, 08/01/20	4,565,000	4,975,850
NCR Escrow Corp., 5.875%, 12/15/21(a)	1,880,000	1,978,700

		6,954,550

Diversified Financial Services 5.6%
CNG Holdings, Inc., 9.375%, 05/15/20(a)	3,995,000	3,655,425
Community Choice Financial, Inc., 10.750%, 05/01/19	3,825,000	3,232,125
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20(a)(f)	7,270,000	7,397,225
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 03/15/19(a)(f)	7,850,000	7,987,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20(f)	4,970,000	5,317,900
ILFC E-Capital Trust I, 5.210%, 12/21/65(a)(b)(f)	12,420,000	11,736,900
ILFC E-Capital Trust II, 6.250%, 12/21/65(a)(b)	2,490,000	2,415,300
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(a)	2,120,000	2,226,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	4,515,000	4,255,387
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	4,525,000	4,196,938
SLM Corp., 4.875%, 06/17/19, MTN	3,825,000	3,886,873
SLM Corp., 5.500%, 01/15/19, MTN	3,360,000	3,553,200
SLM Corp., 6.125%, 03/25/24, MTN	7,855,000	7,845,181
SquareTwo Financial Corp., 11.625%, 04/01/17(f)	3,570,000	3,587,850

		71,293,679

Electric 3.0%
Calpine Corp., 5.875%, 01/15/24(a)	3,540,000	3,593,100
Calpine Corp., 6.000%, 01/15/22(a)	3,700,000	3,885,000
Dynegy, Inc., 5.875%, 06/01/23(a)	12,540,000	12,320,550
GenOn Energy, Inc., 9.500%, 10/15/18	655,000	669,737
GenOn Energy, Inc., 9.875%, 10/15/20	12,789,000	13,044,780
NRG Energy, Inc., 7.875%, 05/15/21	4,155,000	4,570,500

		38,083,667

Electrical Components & Equipment 0.2%
GrafTech International Ltd., 6.375%, 11/15/20	3,150,000	3,244,500

Energy-Alternate Sources 0.4%
First Wind Capital LLC, 10.250%, 06/01/18(a)	5,075,000	5,506,375

Engineering & Construction 0.6%
Aguila 3 SA, 7.875%, 01/31/18(a)	7,125,000	7,570,313

Entertainment 2.3%
Diamond Resorts Corp., 12.000%, 08/15/18	6,729,000	7,359,844
Gibson Brands, Inc., 8.875%, 08/01/18(a)	2,882,000	3,069,330
GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20(a)	10,430,000	10,703,787
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(a)	3,005,000	3,102,662

	Shares or Principal Amount($)	Value($)
Entertainment—continued
WMG Acquisition Corp., 5.625%, 04/15/22(a)(c)	2,479,000	2,516,185
WMG Acquisition Corp., 6.750%, 04/15/22(a)(c)	2,534,000	2,549,838

		29,301,646

Environmental Control 1.1%
Covanta Holding Corp., 7.250%, 12/01/20	2,305,000	2,518,213
Nuverra Environmental Solutions, Inc., 9.875%, 04/15/18(f)	11,245,000	11,610,462

		14,128,675

Exploration & Production 0.2%
Jones Energy Holdings, 6.750%, 04/01/22(a)	2,805,000	2,857,594

Food 2.7%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(a)	14,635,000	14,397,181
Post Holdings, Inc., 6.750%, 12/01/21(a)	9,140,000	9,676,975
Post Holdings, Inc., 7.375%, 02/15/22(a)	3,730,000	4,009,750
Post Holdings, Inc., 7.375%, 02/15/22	6,230,000	6,697,250

		34,781,156

Forest Products & Paper 0.5%
Resolute Forest Products, Inc., 5.875%, 05/15/23(a)	6,782,000	6,612,450

Gas 0.6%
Sabine Pass LNG LP, 6.500%, 11/01/20(f)	5,775,000	6,063,750
Sabine Pass LNG LP, 7.500%, 11/30/16	1,385,000	1,530,425

		7,594,175

Healthcare-Products 0.6%
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	4,700,000	5,399,125
Physio-Control International, Inc., 9.875%, 01/15/19(a)	1,887,000	2,118,158

		7,517,283

Healthcare—Services 0.7%
HCA, Inc., 3.750%, 03/15/19	9,280,000	9,314,800

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Home Builders 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.125%, 07/01/22(a)	2,865,000	2,958,113
KB Home, 7.500%, 09/15/22	2,265,000	2,480,175
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.625%, 03/01/24(a)	3,375,000	3,332,812

		8,771,100

Household Products/Wares 0.6%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(a)	1,368,000	1,441,530
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19	5,945,000	6,546,931

		7,988,461

Insurance 2.2%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(b)	4,525,000	3,914,125
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66, Series A(b)	7,037,000	6,368,485
Genworth Financial, Inc., 6.150%, 11/15/66(b)	3,805,000	3,514,869
MBIA, Inc., 5.700%, 12/01/34	3,770,000	3,506,100
MBIA, Inc., 6.625%, 10/01/28	5,295,000	5,480,325
White Mountains Re Group Ltd., 7.506%(a)(b)(e)	5,270,000	5,532,572

		28,316,476

Internet 0.1%
Pacnet Ltd., 9.000%, 12/12/18(a)	1,600,000	1,708,000

Leisure Time 0.3%
Viking Cruises Ltd., 8.500%, 10/15/22(a)	3,690,000	4,188,150

Lodging 2.9%
Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	6,555,000	5,801,175

	Shares or Principal Amount($)	Value($)
Lodging—continued
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(a)	7,755,000	8,317,238
Caesars Entertainment Resort Properties, LLC, 8.000%, 10/01/20(a)(f)	18,135,000	19,087,087
Wynn Macau Ltd., 5.250%, 10/15/21(a)	4,590,000	4,670,325

		37,875,825

Media 7.1%
Block Communications, Inc., 7.250%, 02/01/20(a)	3,260,000	3,471,900
CCO Holdings LLC/Cap Corp., 5.125%, 02/15/23	4,170,000	4,013,625
CCO Holdings LLC/Cap Corp., 5.250%, 09/30/22	1,015,000	1,002,313
CCO Holdings LLC/Cap Corp., 5.750%, 01/15/24	20,160,000	20,008,800
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	5,230,000	5,190,775
Columbus International, Inc., 7.375%, 03/30/21(a)	3,425,000	3,523,469
DISH DBS Corp., 5.000%, 03/15/23(g)	3,925,000	3,954,438
DISH DBS Corp., 5.125%, 05/01/20	4,155,000	4,331,587
DISH DBS Corp., 5.875%, 07/15/22(g)	12,715,000	13,573,262
Lee Enterprises, Inc., 9.500%, 03/15/22(a)	2,160,000	2,224,800
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(a)	3,390,000	3,847,650
Nielsen Finance LLC, 5.000%, 04/15/22(a)(c)	4,235,000	4,245,588
Townsquare Radio LLC/Townsquare Radio, Inc., 9.000%, 04/01/19(a)	3,520,000	3,872,000
Univision Communications, Inc., 5.125%, 05/15/23(a)(f)	2,590,000	2,648,275
Univision Communications, Inc., 6.750%, 09/15/22(a)	6,530,000	7,223,812
VTR Finance BV, 6.875%, 01/15/24(a)	7,635,000	7,940,400

		91,072,694

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Mining 1.9%
First Quantum Minerals Ltd., 6.750%, 02/15/20(a)	4,850,000	4,910,625
First Quantum Minerals Ltd., 7.000%, 02/15/21(a)	4,850,000	4,934,875
FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22(a)(f)	2,650,000	2,855,375
Imperial Metals Corp., 7.000%, 03/15/19(a)	8,304,000	8,470,080
Vulcan Materials Co., 7.500%, 06/15/21	2,795,000	3,291,113

		24,462,068

Miscellaneous Manufacturer 1.5%
Bombardier, Inc., 5.750%, 03/15/22(a)(g)	5,890,000	5,948,900
Bombardier, Inc., 6.125%, 01/15/23(a)(f)(g)	8,120,000	8,201,200
Polymer Group, Inc., 7.750%, 02/01/19	4,410,000	4,718,700

		18,868,800

Oil & Gas 7.1%
CITGO Petroleum Corp., 11.500%, 07/01/17(a)	2,910,000	3,128,250
Linn Energy LLC/Finance Corp., 6.500%, 05/15/19	4,450,000	4,639,125
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	4,065,000	4,415,606
MEG Energy Corp., 6.375%, 01/30/23(a)	7,395,000	7,653,825
MEG Energy Corp., 7.000%, 03/31/24(a)	9,935,000	10,506,262
North Atlantic Drilling Ltd., 6.250%, 02/01/19(a)	10,650,000	10,437,000
Oasis Petroleum, Inc., 6.875%, 01/15/23	3,660,000	3,971,100
Offshore Drilling Holding SA, 8.375%, 09/20/20(a)	5,675,000	6,192,844
PetroQuest Energy, Inc., 10.000%, 09/01/17	3,770,000	4,015,050
Range Resources Corp., 5.000%, 08/15/22	2,380,000	2,427,600
Range Resources Corp., 5.000%, 03/15/23	6,570,000	6,652,125
Rex Energy Corp., 8.875%, 12/01/20	4,621,000	5,106,205
SandRidge Energy, Inc., 7.500%, 03/15/21(g)	4,490,000	4,793,075
SandRidge Energy, Inc., 8.125%, 10/15/22	2,150,000	2,343,500

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Ultra Petroleum Corp., 5.750%, 12/15/18(a)	3,400,000	3,570,000
United Refining Co., 10.500%, 02/28/18	10,319,000	11,454,090

		91,305,657

Oil & Gas Services 2.1%
Forum Energy Technologies, Inc., 6.250%, 10/01/21(a)	4,412,000	4,676,720
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	7,105,000	6,980,663
Oil States International, Inc., 5.125%, 01/15/23	3,220,000	3,606,400
Oil States International, Inc., 6.500%, 06/01/19	10,685,000	11,245,962

		26,509,745

Packaging & Containers 0.7%
Sealed Air Corp., 8.125%, 09/15/19(a)	4,095,000	4,576,163
Sealed Air Corp., 8.375%, 09/15/21(a)	4,060,000	4,674,075

		9,250,238

Pharmaceuticals 2.2%
Catamaran Corp., 4.750%, 03/15/21	4,855,000	4,921,756
ConvaTec Healthcare, 10.500%, 12/15/18(a)	2,850,000	3,170,625
Grifols Worldwide Operations Ltd., 5.250%, 04/01/22(a)	6,655,000	6,804,738
Valeant Pharmaceuticals International, 7.000%, 10/01/20(a)(f)	3,900,000	4,221,750
VPII Escrow Corp., 6.750%, 08/15/18(a)	5,000,000	5,500,000
VPII Escrow Corp., 7.500%, 07/15/21(a)	3,515,000	3,954,375

		28,573,244

Pipelines 2.7%
Access Midstream Partners LP/ACMP Finance Corp., 5.875%, 04/15/21	5,555,000	5,916,075
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	2,620,000	2,819,775
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22(a)	6,165,000	6,442,425

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 02/15/23	2,035,000	2,090,963
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.250%, 06/15/22	615,000	664,200
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	3,414,000	3,542,025
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	13,285,000	13,700,156

		35,175,619

Real Estate 1.2%
CBRE Services, Inc., 5.000%, 03/15/23	4,585,000	4,590,731
Howard Hughes Corp., 6.875%, 10/01/21(a)	9,800,000	10,584,000

		15,174,731

Retail 2.3%
Guitar Center, Inc., 6.500%, 04/15/19(a)	3,968,000	3,943,200
Limited Brands, Inc., 6.625%, 04/01/21	2,900,000	3,258,875
Sears Holdings Corp., 6.625%, 10/15/18(f)	19,315,000	17,576,650
Toys R US-Delaware, Inc., 7.375%, 09/01/16(a)(f)	4,665,000	4,303,463

		29,082,188

Semiconductors 0.9%
Entegris, Inc., 6.000%, 04/01/22(a)(c)	2,869,000	2,933,553
Micron Technology, Inc., 5.875%, 02/15/22(a)(f)	8,540,000	8,945,650

		11,879,203

Software 1.4%
Activision Blizzard, Inc., 5.625%, 09/15/21(a)	9,810,000	10,496,700
Activision Blizzard, Inc., 6.125%, 09/15/23(a)	4,310,000	4,692,512
Audatex North America, Inc., 6.000%, 06/15/21(a)	1,820,000	1,942,850
Audatex North America, Inc., 6.125%, 11/01/23(a)	1,097,000	1,166,934

		18,298,996

	Shares or Principal Amount($)	Value($)
Telecommunication Services 13.8%
Altice Financing SA, 6.500%, 01/15/22(a)	8,150,000	8,598,250
Avanti Communications Group PLC, 10.000%, 10/01/19(a)	7,430,000	7,912,950
Avaya, Inc., 7.000%, 04/01/19(a)(f)	2,965,000	2,942,762
Avaya, Inc., 9.000%, 04/01/19(a)	3,415,000	3,551,600
B Communications Ltd., 7.375%, 02/15/21(a)	12,945,000	13,592,250
CenturyLink, Inc., Series V, 5.625%, 04/01/20	2,075,000	2,181,344
DigitalGlobe, Inc., 5.250%, 02/01/21(f)	3,535,000	3,490,812
Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,235,000	2,452,912
Level 3 Financing, Inc., 6.125%, 01/15/21(a)	9,230,000	9,737,650
Level 3 Financing, Inc., 8.125%, 07/01/19	2,010,000	2,205,975
Level 3 Financing, Inc., 8.625%, 07/15/20	7,565,000	8,482,256
Level 3 Financing, Inc., 9.375%, 04/01/19	4,000,000	4,440,000
Lynx II Corp., 6.375%, 04/15/23(a)	2,625,000	2,782,500
NII International Telecom S.A.R.L., 11.375%, 08/15/19(a)(f)	6,700,000	4,723,500
NII International Telecom SCA, 7.875%, 08/15/19(a)(f)	2,325,000	1,575,188
Satmex Escrow SA de CV, 9.500%, 05/15/17	2,075,000	2,199,500
Softbank Corp., 4.500%, 04/15/20(a)	5,065,000	5,039,675
Sprint Capital Corp., 6.875%, 11/15/28(g)	8,800,000	8,536,000
Sprint Capital Corp., 8.750%, 03/15/32(g)	5,505,000	6,055,500
Sprint Communications, Inc., 7.000%, 08/15/20(g)	7,810,000	8,512,900
Sprint Corp., 7.875%, 09/15/23(a)	9,215,000	10,136,500
T-Mobile USA, Inc., 6.250%, 04/01/21	5,580,000	5,900,850
T-Mobile USA, Inc., 6.542%, 04/28/20	7,400,000	7,964,250
T-Mobile USA, Inc., 6.633%, 04/28/21	5,565,000	5,982,375

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Seix High Yield Fund — concluded

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Tw telecom holdings, Inc., 5.375%, 10/01/22	3,855,000	3,932,100
ViaSat, Inc., 6.875%, 06/15/20(f)	7,760,000	8,322,600
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(a)(f)	9,609,804	10,066,270
Wind Acquisition Finance SA, 7.250%, 02/15/18(a)	10,405,000	10,977,275
Wind Acquisition Finance SA, 11.750%, 07/15/17(a)	3,985,000	4,199,194

		176,494,938

Transportation 2.4%
CHC Helicopter SA, 9.250%, 10/15/20	12,379,500	13,447,232
Eletson Holdings, 9.625%, 01/15/22(a)	5,365,000	5,660,075
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125%, 11/15/21(a)(f)	3,069,000	3,199,432
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375%, 01/15/22(a)	3,920,000	4,008,200
Topaz Marine SA, 8.625%, 11/01/18(a)	3,755,000	3,942,750

		30,257,689

Trucking & Leasing 0.1%
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(a)	1,600,000	1,764,000

Total Corporate Bonds (Cost $1,070,397,526)		1,123,168,540

Convertible Corporate Bond 0.2%
Diversified Financial Services 0.2%
DFC Global Corp., 3.250%, 04/15/17	3,398,000	2,896,795

Total Convertible Corporate Bond (Cost $2,810,358)		2,896,795

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill 0.1%
0.000%, 06/12/14	675,000	674,973

Total U.S. Treasury Obligation (Cost $674,947)		674,973

	Shares or Principal Amount($)	Value($)
Short-Term Investment 9.0%
RidgeWorth Funds Securities Lending Joint Account(h)	115,263,845	115,263,845

Total Short-Term Investment (Cost $115,263,845)		115,263,845

Money Market Fund 6.7%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(i)	86,307,432	86,307,432

Total Money Market Fund (Cost $86,307,432)		86,307,432

Total Investments (Cost $1,355,228,209) — 109.8%		1,407,837,098
Liabilities in Excess of Other Assets — (9.8)%		(125,533,822)

Net Assets — 100.0%		$1,282,303,276

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 55.8% of net assets as of March 31, 2014.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Perpetual maturity.

(f)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $112,825,706.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).

(i)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities 10.6%
Automobiles 7.5%
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	235,000	235,105
Ford Credit Auto Owner Trust, Series 2014-A, Cl A3, 0.790%, 05/15/18	610,000	609,958
Honda Auto Receivables Owner Trust, Series 2011-3, Cl A4, 1.170%, 12/21/17	500,000	502,901
Honda Auto Receivables Owner Trust, Series 2013-2, Cl A3, 0.530%, 02/16/17	700,000	700,637
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4, 1.300%, 02/15/18	925,000	933,837
Volkswagen Auto Lease Trust, Series 2014-A, Cl A3, 0.800%, 04/20/17	225,000	224,716

		3,207,154

Credit Card 2.2%
American Express Credit Account Master Trust, Series 2013-2, Cl A, 0.575%, 05/17/21(a)	410,000	411,356
Chase Issuance Trust, Series 2014-A1, Cl A1, 1.150%, 01/15/19	515,000	514,995

		926,351

Student Loan Asset Backed Security 0.9%
SLM Student Loan Trust, Series 2013-5, Cl A1, 0.414%, 05/25/18(a)	402,571	402,784

Total Asset-Backed Securities (Cost $4,531,648)		4,536,289

Collateralized Mortgage Obligations 25.7%
Agency Collateralized Mortgage Obligations 6.9%
Federal National Mortgage Association
Series 2009-37, Cl HA, 4.000%, 04/25/19(b)	771,649	806,881
Series 2011-38, Cl AH, 2.750%, 05/25/20	2,094,151	2,157,541

		2,964,422

Commercial Mortgage Backed Securities 18.8%
Banc of America Commercial Mortgage, Inc.
Series 2005-2, Cl AM, 4.913%, 07/10/43(a)	605,000	630,954

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Commercial Mortgage Trust
Series 2005-C6, Cl A5A, 5.116%, 06/10/44(a)	458,312	478,273
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(a)	335,000	349,958

		828,231

Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Cl A3, 5.792%, 06/15/38(a)	304,639	330,123
Series 2006-C5, Cl A3, 5.311%, 12/15/39	570,000	617,507

		947,630

CS First Boston Mortgage Securities Corp.
Series 2005-C5, Cl AM, 5.100%, 08/15/38(a)	595,000	628,174

Federal National Mortgage Association
Series 2014-M2, Cl ASQ2, 0.478%, 09/25/15	265,000	264,996

GE Capital Commercial Mortgage Corp.
Series 2005-C3, Cl A7A, 4.974%, 07/10/45(a)	835,000	871,951

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Cl A4A, 4.936%, 08/15/42(a)	1,040,330	1,082,731

LB-UBS Commercial Mortgage Trust
Series 2004-C4, Cl A4, 6.000%, 06/15/29(a)	64,352	64,396
Series 2006-C7, Cl A3, 5.347%, 11/15/38	365,000	400,171

		464,567

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	616,733	617,531
Series 2014-C14, Cl A1, 1.250%, 02/15/47	172,874	172,311

		789,842

Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Cl A7, 5.118%, 07/15/42(a)	343,903	359,286

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Series 2005-C22, Cl A4, 5.289%, 12/15/44(a)	1,175,000	1,244,218

		1,603,504

		8,112,580

Total Collateralized Mortgage Obligations (Cost $10,939,722)		11,077,002

Corporate Bonds 49.6%
Auto Manufacturers 3.4%
Daimler Finance North America LLC, 1.098%, 08/01/18(a)(c)	295,000	298,139
Daimler Finance North America LLC, 1.450%, 08/01/16(c)	440,000	444,136
Kia Motors Corp., 3.625%, 06/14/16(c)	500,000	520,332
PACCAR Financial Corp., 0.835%, 12/06/18, MTN(a)	200,000	201,105

		1,463,712

Banks 14.8%
Bank of America Corp., 3.625%, 03/17/16, MTN	500,000	524,456
Bank of Montreal, 2.500%, 01/11/17, MTN	705,000	730,128
Bank of Nova Scotia, 0.428%, 02/19/15	280,000	280,476
Branch Banking & Trust Co., 0.553%, 09/13/16(a)	630,000	626,284
Capital One Financial Corp., 6.750%, 09/15/17	345,000	402,139
Citigroup, Inc., 1.350%, 03/10/17	325,000	323,429
Fifth Third Bank, 0.900%, 02/26/16	215,000	215,270
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	595,000	673,830
JPMorgan Chase & Co., 6.125%, 06/27/17	335,000	379,748
Morgan Stanley, 5.375%, 10/15/15	550,000	586,347
PNC Funding Corp., 2.700%, 09/19/16	580,000	602,833
Toronto-Dominion Bank (The), 1.500%, 09/09/16, MTN	445,000	451,627
Wells Fargo & Co., 1.250%, 07/20/16	560,000	564,699

		6,361,266

Biotechnology 0.5%
Gilead Sciences, Inc., 2.400%, 12/01/14	210,000	212,531

	Shares or Principal Amount($)	Value($)

Commercial Services 0.8%
ERAC USA Finance LLC, 1.400%, 04/15/16(c)	335,000	336,678

Computers 0.8%
Hewlett-Packard Co., 3.000%, 09/15/16	330,000	344,542

Distribution/Wholesale 0.9%
Glencore Funding LLC, 1.394%, 05/27/16(a)(c)	380,000	380,498

Diversified Financial Services 5.4%
American Express Credit Corp., 1.300%, 07/29/16	550,000	554,282
Ford Motor Credit Co. LLC, 1.018%, 01/17/17, Series 00, MTN(a)	175,000	175,965
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	355,000	391,824
General Electric Capital Corp., 0.941%, 04/02/18(a)	810,000	817,656
Woodside Finance Ltd., 4.500%, 11/10/14(c)	395,000	404,020

		2,343,747

Electric 3.0%
Constellation Energy Group, Inc., 4.550%, 06/15/15	340,000	354,774
Duke Energy Corp., 3.350%, 04/01/15	135,000	138,609
NextEra Energy Capital Holdings, Inc., 1.611%, 06/01/14	405,000	405,775
Nisource Finance Corp., 5.400%, 07/15/14	290,000	293,911
PSEG Power LLC, 2.750%, 09/15/16	100,000	103,928

		1,296,997

Electronics 0.4%
Amphenol Corp., 4.750%, 11/15/14	170,000	174,249

Food 0.6%
Kraft Foods Group, Inc., 1.625%, 06/04/15	270,000	273,029

Healthcare-Services 2.1%
Aetna, Inc., 1.750%, 05/15/17	210,000	212,057
Providence Health & Services-Washington, 1.033%, 10/01/16(a)	495,000	492,468
UnitedHealth Group, Inc., 1.875%, 11/15/16	210,000	214,733

		919,258

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Housewares 0.5%
Newell Rubbermaid, Inc., 2.050%, 12/01/17	210,000	210,597

Insurance 3.4%
MetLife, Inc., 6.750%, 06/01/16	480,000	538,301
Prudential Covered Trust, 2.997%, 09/30/15(c)	896,000	919,732

		1,458,033

Machinery-Construction & Mining 1.1%
Caterpillar Financial Services Corp., 1.000%, 03/03/17, MTN	475,000	473,112

Media 4.3%
CBS Corp., 4.625%, 05/15/18	380,000	413,233
Comcast Corp., 5.900%, 03/15/16	510,000	560,537
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.750%, 10/01/14	500,000	509,777
Viacom, Inc., 1.250%, 02/27/15(b)	345,000	347,071

		1,830,618

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	275,000	274,211

Oil & Gas 3.7%
BP Capital Markets PLC, 3.200%, 03/11/16	630,000	660,401
Devon Energy Corp., 1.875%, 05/15/17	390,000	392,829
Marathon Oil Corp., 0.900%, 11/01/15	270,000	270,506
Petrohawk Energy Corp., 7.250%, 08/15/18	245,000	259,945

		1,583,681

Pharmaceuticals 0.2%
McKesson Corp., 1.292%, 03/10/17	75,000	74,813

Pipelines 1.6%
Enbridge, Inc., 0.883%, 10/01/16(a)	110,000	110,326
Energy Transfer Partners LP, 5.950%, 02/01/15	325,000	338,833
Kinder Morgan Energy Partners LP, 3.500%, 03/01/16	220,000	229,189

		678,348

Software 0.4%
Fiserv, Inc., 3.125%, 10/01/15	180,000	185,442

Telecommunication Services 1.1%
American Tower Corp., 4.500%, 01/15/18	280,000	301,963

	Shares or Principal Amount($)	Value($)

Telecommunication Services—continued
Verizon Communications, Inc., 2.500%, 09/15/16	160,000	165,675

		467,638

Total Corporate Bonds (Cost $21,219,225)		21,343,000

Municipal Bond 1.7%
South Carolina 1.7%
South Carolina State Public Service Authority, Series D, RB, 1.255%, 06/01/16(a)	725,000	728,603

Total Municipal Bond (Cost $725,000)		728,603

U.S. Government Agency Mortgages 5.4%
Federal National Mortgage Association
Pool #725877, 5.250%, 09/01/14	284,614	284,670
Pool #462085, 5.315%, 11/01/15	1,620,778	1,705,141
Pool #745935, 5.681%, 08/01/16	321,610	348,376

Total U.S. Government Agency Mortgages (Cost $2,305,675)		2,338,187

U.S. Treasury Obligations 4.7%
U.S. Treasury Notes 4.7%
0.875%, 12/31/16	830,000	831,946
1.000%, 03/31/17	1,201,000	1,204,002

Total U.S. Treasury Obligations (Cost $2,040,481)		2,035,948

Money Market Fund 2.5%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(d)	1,064,950	1,064,950

Total Money Market Fund (Cost $1,064,950)		1,064,950

Total Investments (Cost $42,826,701) — 100.2%		43,123,979
Liabilities in Excess of Other Assets — (0.2)%		(77,161)

Net Assets — 100.0%		$43,046,818

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Bond Fund — concluded

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.7% of net assets as of March 31, 2014.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Municipal Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds 82.8%
California 3.6%
San Diego County Regional Airport Authority, RB, 2.537%, 07/01/18	300,000	298,521
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/20	500,000	579,845
South Orange County Public Financing Authority, Series A, 5.000%, 08/15/21	400,000	462,400

		1,340,766

Florida 3.2%
Florida State, Series A, GO, 5.000%, 06/01/18(a)	1,000,000	1,157,870

Hawaii 1.1%
Hawaii State, GO, 5.000%, 05/01/15	400,000	420,976

Illinois 14.2%
Chicago, Series A, GO, 4.000%, 01/01/20	1,225,000	1,304,539
Chicago Public Building Commission, RB, 5.250%, 12/01/18, NATL-RE	1,500,000	1,692,780
Illinois State, GO, 4.000%, 02/01/18	1,000,000	1,084,660
Illinois State, GO, 5.000%, 02/01/20	1,000,000	1,126,560

		5,208,539

Indiana 4.8%
Iindiana State Finance Auth Revenue Insgen, 5.000%, 02/01/20(a)	1,500,000	1,769,835

Maryland 5.9%
Harford County, GO, 5.000%, 07/01/15	1,500,000	1,591,005
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23(b)	500,000	564,065

		2,155,070

Massachusetts 2.9%
Massachusetts School Building Authority, Series A, RB, 5.000%, 08/15/30, Pre-refunded 08/15/2015 @ 100, AGM	1,000,000	1,065,170

Michigan 4.6%
University of Michigan, Series A, RB, 0.060%, 04/01/38(b)(c)	1,700,000	1,700,000

	Shares or Principal Amount($)	Value($)

Mississippi 2.3%
Mississippi Development Bank, RB, 5.000%, 11/01/20, Pre-refunded 11/01/2014 @ 100, AMBAC	815,000	837,959

New Jersey 5.4%
New Jersey Economic Development Authority, Series O, RB, 5.250%, 03/01/25, Pre-refunded 03/01/2015 @ 100(b)	1,500,000	1,569,810
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 4.000%, 12/01/17	400,000	426,600

		1,996,410

New York 14.9%
New York City, Series F, GO, 0.080%, 03/01/42(b)(c)	1,700,000	1,700,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 11/01/15	1,000,000	1,075,390
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/15	400,000	418,668
New York State Dormitory Authority, Series A, RB, 5.000%, 02/15/21	1,000,000	1,177,060
Tobacco Settlement Financing Corp., Series B, RB, 5.000%, 06/01/22	1,000,000	1,108,880

		5,479,998

North Carolina 2.8%
University of North Carolina at Chapel Hill, Series B, RB, 0.080%, 02/15/31(c)	1,015,000	1,015,000

Ohio 1.4%
Ohio State Water Development Authority, RB, 4.750%, 12/01/22, Pre-refunded 06/01/2014 @ 100	500,000	503,845

Oklahoma 6.0%
Oklahoma Capital Improvement Authority, RB, 0.110%, 07/01/31(c)	1,790,000	1,790,000
Oklahoma City, GO, 4.000%, 03/01/15	400,000	414,228

		2,204,228

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Texas 2.8%
City Public Service Board of San Antonio, RB, 4.000%, 02/01/15(b)	1,000,000	1,032,110

Virginia 4.1%
Fairfax County, Series A, GO, 5.000%, 04/01/16, Pre-refunded 04/01/2014 @ 100, State Aid Withholding	265,000	265,000
Virginia Commonwealth Transportation Board, RB, 5.000%, 03/15/15	1,200,000	1,255,452

		1,520,452

West Virginia 2.8%
West Virginia State, 5.000%, 11/01/14, NATL-RE(b)	1,000,000	1,028,409

Total Municipal Bonds (Cost $30,371,179)		30,436,637

Money Market Fund 17.1%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	6,278,938	6,278,938

Total Money Market Fund (Cost $6,278,938)		6,278,938

Total Investments (Cost $36,650,117) — 99.9%		36,715,575
Other Assets in Excess of Liabilities — 0.1%		36,632

Net Assets — 100.0%		$36,752,207

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Short-Term U.S. Treasury Securities Fund

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 96.3%
U.S. Treasury Notes 96.3%
0.250%, 04/30/14	120,000	120,014
0.250%, 02/15/15	1,000,000	1,001,016
2.375%, 02/28/15	720,000	734,625
2.500%, 04/30/15	3,205,000	3,285,750
1.750%, 07/31/15	1,795,000	1,832,372
1.000%, 08/31/16	910,000	918,033
0.875%, 12/31/16	420,000	420,984
0.750%, 06/30/17	1,275,000	1,263,047

Total U.S. Treasury Obligations (Cost $9,539,509)		9,575,841

Money Market Fund 3.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	301,540	301,540

Total Money Market Fund (Cost $301,540)		301,540

Total Investments (Cost $9,841,049) — 99.4%		9,877,381
Other Assets in Excess of Liabilities — 0.6%		64,096

Net Assets — 100.0%		$9,941,477

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 3.1%
Credit Card 1.6%
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.504%, 03/16/20(a)	1,926,000	1,926,160
Capital One Multi-Asset Execution Trust, Series 2006-A11, Cl A11, 0.245%, 06/17/19(a)	3,971,000	3,955,148
Capital One Multi-Asset Execution Trust, Series 2006-B1, Cl B1, 0.435%, 01/15/19(a)	2,624,000	2,602,302
Chase Issuance Trust, Series 2014-A1, Cl A1, 1.150%, 01/15/19	9,435,000	9,434,906

		17,918,516

Home Equity 0.4%
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.584%, 07/25/35(a)	4,743,812	4,666,630

Manufactured Housing 0.4%
Newcastle Investment Trust, Series 2010-MH1, Cl M1, 6.000%, 07/10/35(b)	4,660,000	4,802,554

Other 0.7%
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	7,003,400	7,491,677

Total Asset-Backed Securities (Cost $34,394,915)		34,879,377

Collateralized Mortgage Obligations 6.6%
Agency Collateralized Mortgage Obligations 3.3%
Federal Home Loan Mortgage Corporation
Series 3745, Cl AY, REMIC, 4.000%, 10/15/30	660,000	688,126
Series 3768, Cl CB, 3.500%, 12/15/25	2,366,874	2,413,149
Series 3800, Cl CB, 3.500%, 02/15/26	2,820,000	2,865,698
Series 3806, Cl L, 3.500%, 02/15/26	6,923,000	6,988,962
Series 3816, Cl HA, 3.500%, 11/15/25	781,542	790,038
Series 3877, Cl LM, 3.500%, 06/15/26	1,412,000	1,430,099
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26	3,156,000	3,206,465

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 3942, Cl KB, 3.000%, 10/15/26	4,411,556	4,327,582
Series 3978, Cl B, 3.000%, 12/15/26	4,636,000	4,504,064
Series 4034, Cl B, 3.500%, 04/15/27	1,653,521	1,640,961
Series 4065, Cl CL, 3.000%, 06/15/27	1,902,575	1,818,049
Series 4077, Cl B, 3.000%, 07/15/27	1,718,283	1,641,426
Series 4136, Cl HZ, REMIC, 3.500%, 11/15/27	643,501	632,032

		32,946,651

Federal National Mortgage Association
Series 2012-17, Cl BC, 3.500%, 03/25/27	4,687,240	4,685,623

		37,632,274

Agency Collateralized Planned Amortization Class Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corporation
Series 3959, Cl PB, 3.000%, 11/15/26	4,683,638	4,525,828

Federal National Mortgage Association
Series 2011-89, Cl BT, 3.500%, 09/25/26	600,000	596,751

		5,122,579

Commercial Mortgage Backed Securities 2.9%
Extended Stay America Trust
Series 2013-ESH5, Cl B5, 2.278%, 12/05/31(b)	2,940,000	2,897,103

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	5,795,000	5,836,712
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	2,890,000	2,749,497

		8,586,209

GS Mortgage Securities Trust
Series 2011-GC5, Cl AS, 5.209%, 08/10/44(a)(b)	2,014,000	2,241,216

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C3, Cl D, 5.544%, 02/15/46(a)(b)	4,268,000	4,632,504

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2010-C2, Cl C, 5.509%, 11/15/43(a)(b)	3,863,000	4,276,059

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(b)	4,150,000	4,560,360

WFRBS Commercial Mortgage Trust
Series 2011-C3, Cl D, 5.549%, 03/15/44(a)(b)	4,677,367	4,796,255

		31,989,706

Total Collateralized Mortgage Obligations (Cost $75,292,833)		74,744,559

Bank Loans 11.5%
Aerospace/Defense 0.3%
Air Canada, Term Loan B, 5.500%, 09/20/19(a)(b)	555,000	564,712
Alliant Techsystems, Inc., Term Loan B, 3.500%, 11/01/20(a)(b)	79,800	80,000
AM General LLC, Term Loan B, 10.250%, 03/22/18(a)(b)	286,750	253,774
Atlantic Aviation FBO, Inc., Term Loan B, 3.250%, 06/01/20(a)(b)	79,401	79,103
AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 07/16/18(a)(b)	87,506	87,615
DAE Aviation Holdings, Inc., New Term Loan B1, 5.000%, 11/02/18(a)(b)	131,415	133,140
DAE Aviation Holdings, Inc., 2018 Term Loan B2, 5.000%, 11/02/18(a)(b)	59,575	60,357
DigitalGlobe, Inc., New Term Loan B, 3.750%, 01/31/20(a)(b)	321,750	321,818
Flying Fortress, Inc., New Term Loan, 3.500%, 06/30/17(a)(b)	190,000	189,683
Silver II US Holdings LLC, Term Loan, 4.000%, 12/13/19(a)(b)	140,158	139,764
TASC, Inc., New Term Loan B, 4.500%, 12/18/15(a)(b)	630,827	592,782
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(a)(b)	450,528	450,528

	Shares or Principal Amount($)	Value($)
Aerospace/Defense—continued
US Airways Group, Inc., New Term Loan B1, 3.500%, 05/23/19(a)(b)	350,000	349,345
WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/27/19(a)(b)(c)	102,989	102,989

		3,405,610

Auto Manufacturers 0.2%
Allison Transmission, Inc., New Term Loan B3, 3.750%, 08/23/19(a)(b)	109,824	109,785
Chrysler Group LLC, 2018 Term Loan B, 3.250%, 12/31/18(a)(b)	435,000	433,007
Chrysler Group LLC, New Term Loan B, 3.500%, 05/24/17(a)(b)	895,919	895,364
Cooper Standard Automotive, Inc., New Term Loan B, 04/04/21(b)(c)(d)	105,000	105,066
Tower Automotive Holdings USA, LLC, New Term Loan, 4.000%, 04/23/20(a)(b)	133,989	133,598
Wabash National Corp., Term Loan B, 4.500%, 05/08/19(a)(b)	101,503	101,821

		1,778,641

Auto Parts & Equipment 0.1%
Allison Transmission, Inc., Term Loan B2, 3.160%, 08/07/17(a)(b)	87,874	88,094
Gates Investments, Inc., Term Loan B2, 3.750%, 09/29/16(a)(b)	482,704	483,061

		571,155

Banks 0.1%
Istar Financial, Inc., Term Loan, 4.500%, 10/16/17(a)(b)	1,465,097	1,468,305

Broadcasting 0.0%(e)
CBS Outdoor Americas Capital LLC, Term Loan B, 3.000%, 01/31/21(a)(b)	145,000	144,366

Chemicals 0.3%
Axalta Coating Systems US Holdings, Inc., USD Term Loan, 4.000%, 02/01/20(a)(b)	198,313	198,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
Eagle Spinco, Inc., Term Loan, 3.500%, 01/27/17(a)(b)	63,867	64,026
Huntsman International LLC, Incremental Term Loan, 10/15/20(b)(c)(d)	340,000	340,000
Ineos US Finance LLC, 6 Year Term Loan, 3.750%, 05/04/18(a)(b)	1,324,361	1,315,607
Kronos Worldwide, Inc., 2014 Term Loan, 4.750%, 02/18/20(a)(b)	65,000	65,406
MacDermid, Inc., 1st Lien Term Loan, 4.000%, 06/08/20(a)(b)	99,250	99,424
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(a)(b)	180,915	180,915
OXEA Finance LLC, USD Term Loan B2, 4.250%, 01/15/20(a)(b)	69,825	70,378
Polymer Group, Inc., 1st Lien Term Loan B, 5.250%, 12/19/19(a)(b)	114,713	115,286
PQ Corp., Term Loan, 4.000%, 08/07/17(a)(b)	93,813	93,959
Ravago Holdings America, Inc., Term Loan B, 5.500%, 12/20/20(a)(b)	90,000	90,787
Taminco Global Chemical Corp., Term Loan B3, 3.250%, 02/15/19(a)(b)	98,012	97,693
Tata Chemicals North America, Inc., Term Loan B, 3.750%, 08/07/20(a)(b)	69,475	69,649
Utex Industries, Inc., 1st Lien Term Loan, 4.500%, 04/10/20(a)(b)	54,588	54,673
WNA Holdings, Inc., USD 1st Lien US Borrower, 4.500%-5.500%, 06/07/20(a)(b)	47,161	47,220
WR Grace & Co., Delayed Draw Term Loan, 02/03/21(b)(c)(d)	27,632	27,551
WR Grace & Co., USD Exit Term Loan, 3.000%, 01/31/21(a)(b)(c)	77,368	77,143

		3,008,030

	Shares or Principal Amount($)	Value($)
Commercial Services 0.5%
ABC Supply Co., Inc., Term Loan, 3.500%, 04/16/20(a)(b)	681,188	678,879
Freeport-McMoRan Copper & Gold, Inc., Term Loan A, 1.660%, 02/14/18(a)(b)(c)	1,000,000	992,250
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.484%, 06/30/17(a)(b)	549,144	548,288
Harland Clarke Holdings Corp., Term Loan B4, 6.000%, 08/04/19(a)(b)	556,500	559,282
Hertz Corp.(The), Add-On Term Loan B, 3.750%, 03/12/18(a)(b)	128,375	128,396
Infor(US), Inc., USD Term Loan B3, 3.750%, 06/03/20(a)(b)	118,048	117,556
Infor(US), Inc., Term Loan B5, 3.750%, 06/03/20(a)(b)	264,979	263,985
Merrill Communications, LLC, 1st Lien Term Loan, 5.750%, 03/08/18(a)(b)	243,263	245,494
Moneygram International, Inc., New Term Loan B, 4.250%, 03/27/20(a)(b)	79,200	79,299
Springer Science & Business Media Deutschland GmbH, USD Term Loan B2, 5.000%, 08/14/20(a)(b)	169,150	169,277
Tribune Co., Term Loan B, 4.000%, 12/27/20(a)(b)(f)	1,152,113	1,150,960
Walter Energy, Inc., Term Loan B, 7.250%, 04/02/18(a)(b)	366,864	354,255

		5,287,921

Consumer Discretionary 0.1%
Payless, Inc., 1st Lien Term Loan, 5.000%, 03/11/21	95,000	95,000
Revlon Consumer Products Corp., Acquisition Term Loan, 4.000%, 10/08/19(a)(b)	488,775	489,181
Spectrum Brands, Inc., Term Loan C, 3.500%, 09/04/19(a)(b)(c)	64,675	64,654
Sun Products Corp.(The), New Term Loan, 5.500%, 03/23/20(a)(b)	148,500	140,518

		789,353

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Consumer Staples 0.0%(e)
Serta Simmons Holdings LLC, Term Loan, 4.250%, 10/01/19(a)(b)	447,926	449,297

Diversified Financial Services 0.5%
Affinion Group, Inc., Term Loan B, 6.750%, 10/10/16(a)(b)(c)	339,919	334,722
American Capital Holdings, Inc., 2017 Term Loan, 3.500%, 08/22/17(a)(b)	170,000	169,470
Ceridian Corp., New Term Loan B, 4.404%, 05/09/17(a)(b)	129,552	130,005
Clipper Acquisitions Corp., New Term Loan B, 3.000%, 02/06/20(a)(b)	143,191	141,938
Duff & Phelps Investment Management Co., Term Loan B, 4.500%, 04/23/20(a)(b)	69,475	69,714
First Data Corp., Extended 2018 Term Loan B, 4.155%, 03/23/18(a)(b)	1,090,000	1,091,820
First Data Corp., 2018 Term Loan, 4.155%, 09/24/18(a)(b)	600,000	600,582
First Data Corp., Extended 2021 Term Loan, 4.155%, 03/24/21(a)(b)	360,000	360,525
Getty Images, Inc., Term Loan B, 4.750%, 10/18/19(a)(b)	83,938	80,388
Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 01/04/21(a)(b)	119,700	119,027
Interactive Data Corp., New Term Loan B, 3.750%, 02/11/18(a)(b)	385,433	384,832
International Lease Finance Corp., New Term Loan B, 3.500%, 02/13/21(a)(b)	160,000	160,034
MIPL(Lux) S.A.R.L, Term Loan B1, 4.000%, 03/09/20(a)(b)	59,344	59,382
MX Holdings USA, Inc.,, USD Term Loan B, 4.500%, 08/14/20(a)(b)	84,575	85,174
Nuveen Investments, Inc., New Term Loan, 4.153%, 05/15/17(a)(b)	85,000	85,197

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Oberthur Technologies of America Corp., USD Term Loan B2, 4.500%, 10/18/19(a)(b)	204,488	205,935
Open Text Corp., Term Loan B, 3.250%, 01/16/21(a)(b)	229,425	229,329
Pre-Paid Legal Services, Inc., 1st Lien Term Loan, 6.250%, 07/01/19(a)(b)	121,613	122,677
SunGard Data Systems, Inc., Term Loan E, 4.000%, 03/09/20(a)(b)	680,912	682,615
Triple Point Technology, Inc., 1st Lien Term Loan, 5.250%, 07/10/20(a)(b)	89,550	84,177
USIC Holdings, Inc., 1st Lien Term Loan, 4.000%, 07/10/20(a)(b)	119,100	118,877

		5,316,420

Diversified Media 0.0%(e)
Inmar Holdings, Inc., 1st Lien Term Loan, 4.250%, 01/27/21(a)(b)	120,000	118,950

Electric 0.2%
Calpine Corp., Term Loan B1, 4.000%, 04/02/18(a)(b)	567,830	569,091
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(a)(b)	498,998	499,937
Calpine Corp., Delayed Draw Term Loan, 4.000%, 10/30/20(a)(b)	284,288	284,910
NRG Energy, Inc., Refinance Term Loan B, 2.750%, 07/02/18(a)(b)	514,180	509,197

		1,863,135

Electronics 0.2%
Allflex Holdings III, Inc., New 1st Lien Term Loan, 4.250%, 07/17/20(a)(b)	84,575	84,716
Blackboard, Inc., Term Loan B3, 4.750%, 10/04/18(a)(b)	149,625	150,635
BMC Software Finance, Inc., USD Term Loan, 5.000%, 09/10/20(a)(b)(c)	503,738	504,277
Dell, Inc., USD Term Loan B, 4.500%, 04/29/20(a)(b)	638,400	633,746
Eastman Kodak Co., Exit Term Loan, 7.250%, 09/03/19(a)(b)	208,425	211,030

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electronics—continued
Freescale Semiconductor, Inc., Term Loan B5, 5.000%, 01/15/21(a)(b)	164,175	165,679
Rovi Solutions Corp., Term Loan B3, 3.500%, 03/29/19(a)(b)	135,696	135,187
Sabre, Inc., Incremental Term Loan, 4.500%, 02/19/19(a)(b)	74,625	74,588
Shield Finance Co. S.A.R.L., USD Term Loan, 5.000%, 01/27/21(a)(b)	170,000	170,425
Spansion LLC, 2013 Term Loan, 3.750%, 12/13/18(a)(b)	119,400	119,549

		2,249,832

Energy 0.3%
ADS Waste Holdings, Inc., New Term Loan, 3.750%, 10/09/19(a)(b)	434,500	433,353
Azure Midstream Energy LLC, Term Loan B, 6.500%, 11/15/18(a)(b)	232,063	233,803
Chesapeake Energy Corp., New Unsecured Term Loan, 5.750%, 12/01/17(a)(b)	1,545,000	1,578,480
Endeavour International Holdings B.V., 1st Lien Term Loan, 8.250%, 11/30/17(a)(b)	62,470	61,142
Endeavour International Holdings B.V., Term Loan, 8.250%, 11/30/17(a)(b)	44,708	43,758
HGIM Corp., Term Loan B, 5.500%-6.750%, 06/18/20(a)(b)	597,000	597,251
Pacific Drilling S.A., Term Loan B, 4.500%, 06/04/18(a)(b)	173,663	174,227
Philadelphia Energy Solutions LLC, Term Loan B, 6.250%, 04/04/18(a)(b)	223,073	197,234
Seadrill Partners Finco LLC, Term Loan B, 4.000%, 02/21/21(a)(b)	139,650	139,192
Templar Energy LLC, 2nd Lien Term Loan, 8.000%, 11/25/20(a)(b)	370,000	373,471
WTG Holdings III Corp., 1st Lien Term Loan, 4.750%, 01/15/21(a)(b)	74,813	74,999

		3,906,910

	Shares or Principal Amount($)	Value($)
Entertainment 0.3%
Activision Blizzard, Inc., Term Loan B, 3.250%, 10/12/20(a)(b)	796,650	795,853
Altice Financing SA, Delayed Draw Term Loan, 5.500%, 07/15/19(a)(b)	723,188	737,348
Cedar Fair, L.P., New Term Loan B, 3.250%, 03/06/20(a)(b)	132,611	132,335
Cinemark USA, Inc., New Term Loan, 3.154%-5.250%, 12/18/19(a)(b)	103,352	103,294
CTI Foods Holding Co. LLC, New 1st Lien Term Loan, 4.500%, 06/29/20(a)(b)	144,275	144,275
Delta 2(LUX) S.A.R.L., USD Term Loan B, 4.500%, 04/30/19(a)(b)(c)	96,282	96,838
Great Wolf Resorts, Inc., Term Loan B, 4.500%, 08/06/20(a)(b)	153,838	154,184
IMG Worldwide, Inc., 1st Lien Term Loan, 02/26/21(b)(c)(d)	865,000	859,057
IMG Worldwide, Inc., 2nd Lien Term Loan, 02/25/22(b)(c)(d)	135,000	136,098
Kasima LLC, New Term Loan B, 3.250%, 05/17/21(a)(b)	215,000	213,387
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.500%, 08/17/20(a)(b)	328,350	327,631
Oceania Cruises, Inc., 2020 Term Loan B, 5.250%, 07/20/20(a)(b)	219,450	220,639
Regent Seven Seas Cruises, Inc., New Term Loan, 3.750%, 12/21/18(a)(b)	69,825	69,825

		3,990,764

Financial 0.1%
RCS Capital Corp., 1st Lien Term Loan, 03/31/19(b)(c)(d)	200,000	201,000
SAM Finance Lux S.A.R.L, USD Term Loan, 4.250%, 12/17/20(a)(b)	269,325	269,831
Sedgwick, Inc., 1st Lien Term Loan, 3.750%, 03/01/21(a)(b)	210,000	207,638

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Financial—continued
Sedgwick, Inc., 2nd Lien Term Loan, 6.750%, 02/28/22(a)(b)	115,000	114,210
VFH Parent LLC, Extended Term Loan, 5.750%, 11/06/19(a)(b)(c)	104,738	105,785

		898,464

Food 0.4%
Aramark Corp., Extended Synthetic Letter of Credit 2, 0.084%-3.605%, 07/26/16(a)(b)	15,000	15,004
Aramark Corp., USD Term Loan F, 3.250%, 02/24/21(a)(b)	210,000	207,856
Blue Buffalo Co. Ltd., Term Loan B3, 4.000%, 08/08/19(a)(b)	162,536	163,620
CEC Entertainment Concepts, L.P., Term Loan, 4.250%, 02/14/21(a)(b)	140,000	138,950
Darling International, Inc., USD Term Loan B, 3.250%, 01/06/21(a)(b)	180,000	179,626
Del Monte Foods, Inc., 1st Lien Term Loan, 4.250%, 02/18/21(a)(b)	145,000	145,178
Dunkin’ Brands, Inc., Term Loan B4, 3.250%, 02/07/21(a)(b)	497,281	493,243
HJ Heinz Co., Term Loan B1, 3.250%, 06/07/19(a)(b)	843,625	845,059
HJ Heinz Co., Term Loan B2, 3.500%, 06/05/20(a)(b)	1,275,363	1,280,413
JBS USA Holdings, Inc., Incremental Term Loan, 3.750%, 09/18/20(a)(b)	203,975	203,339
Landry’s, Inc., Term Loan B, 4.000%, 04/24/18(a)(b)	378,277	380,168
OSI Restaurant Partners LLC, New Term Loan, 3.500%, 10/25/19(a)(b)	64,750	64,573
Pacific Industrial Services US Finco LLC, USD 1st Lien Term Loan, 5.000%, 10/02/18(a)(b)	139,300	141,041
Pinnacle Foods Finance LLC, Term Loan G, 3.250%, 04/29/20(a)(b)	347,952	346,055

	Shares or Principal Amount($)	Value($)
Food—continued
Pinnacle Foods Finance LLC, Incremental Term Loan H, 3.250%, 04/29/20(a)(b)	149,250	148,317
Wendy’s International, Inc., New Term Loan B, 3.250%, 05/15/19(a)(b)	128,964	128,401

		4,880,843

Health Care 0.6%
Accellent, Inc., 1st Lien Term Loan, 02/19/21(b)(c)(d)	140,000	139,766
Allscripts Healthcare Solutions, Inc., Term Loan A, 2.903%, 06/28/18(a)(b)	134,750	134,413
Ardent Medical Services, Inc., Term Loan, 6.750%, 07/02/18(a)(b)(c)	152,564	152,945
Catalina Marketing Corp., New Term Loan B, 5.250%, 10/12/20(a)(b)	273,625	273,283
Community Health Care Systems, Inc., 2017 Term Loan E, 3.447%-3.483%, 01/25/17(a)(b)	32,629	32,827
Community Health Care Systems, Inc., Term Loan D, 4.250%, 01/27/21(a)(b)	750,305	756,075
Convatec, Inc., Term Loan, 4.000%, 12/22/16(a)(b)	29,088	29,124
DaVita, Inc., Term Loan B2, 4.000%, 11/01/19(a)(b)	463,128	465,031
Drumm Investors LLC, Term Loan, 5.000%, 05/04/18(a)(b)	366,806	362,221
Endo Luxembourg Finance Co. I S.A R.L., 2014 Term Loan B, 3.250%, 02/28/21(a)(b)	90,000	89,685
Envision Acquisition Company, LLC, 1st Lien Term Loan, 5.750%, 11/04/20(a)(b)	119,400	119,549
Gentiva Health Services, Inc., Term Loan C, 5.750%, 10/18/18(a)(b)	93,219	91,937
Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.154%, 02/27/21(a)(b)(c)	945,000	944,017
HCA, Inc., Term Loan B5, 2.903%, 03/31/17(a)(b)	263,675	263,446

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Health Care—continued
Hologic, Inc., New Term Loan B, 3.250%, 08/01/19(a)(b)	140,000	139,359
Iasis Healthcare LLC, Term Loan B2, 4.500%, 05/03/18(a)(b)(c)	226,427	227,040
IMS Health Incorporated, New USD Term Loan, 3.750%, 03/17/21(a)(b)	108,663	108,411
INC Research, Inc., Refinance Term Loan B, 4.250%, 07/12/18(a)(b)	380,186	380,661
JLL/Delta Dutch Newco B.V., USD 2021 Term Loan, 4.250%, 03/11/21(a)(b)(c)	235,000	233,616
Lifepoint Hospitals, Inc., Term Loan B, 2.660%, 07/24/17(a)(b)	71,905	72,115
Mallinckrodt International Finance S.A., Term Loan B, 3.500%, 03/19/21(a)(b)	105,000	104,987
Multiplan, Inc., New Term Loan, 4.000%, 03/06/21(a)(b)	240,000	239,400
Onex Carestream Finance LP, 1st Lien Term Loan, 5.000%, 06/07/19(a)(b)	216,563	218,412
P2 Newco Acquisition, Inc., 1st Lien Term Loan, 5.500%, 10/22/20(a)(b)	190,776	191,850
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.000%, 09/30/19(a)(b)	380,118	380,327
Salix Pharmaceuticals Ltd., Term Loan, 4.250%, 01/02/20(a)(b)	202,438	204,209
U.S. Renal Care, Inc., 2013 Term Loan, 4.250%-5.500%, 07/03/19(a)(b)	99,500	99,293
Valeant Pharmaceuticals International, Inc., Series E, Term Loan B, 3.750%, 08/05/20(a)(b)	593,123	594,523
Valeant Pharmaceuticals International, Inc., Series C2, Term Loan B, 3.750%, 12/11/19(a)(b)	83,725	83,913
Valeant Pharmaceuticals International, Inc., Series D2, Term Loan B, 3.750%, 02/13/19(a)(b)	113,337	113,550

		7,245,985

	Shares or Principal Amount($)	Value($)
Healthcare-Services 0.0%(e)
Bright Horizons Family Solutions, Inc., New Term Loan B, 4.000%-5.250%, 01/30/20(a)(b)	59,250	59,324
Regionalcare Hospital Partners, Inc., Refinance Term Loan, 7.000%, 11/04/18(a)(b)	194,509	192,807

		252,131

Housing 0.0%(e)
Norcraft Cos., L.P., Term Loan, 5.250%, 11/12/20(a)(b)	59,850	60,000

Information Technology 0.2%
Active Network, Inc.(The), 1st Lien Term Loan, 5.500%, 11/13/20(a)(b)	79,800	80,449
AVSC Holdings Corp., 1st Lien Term Loan, 4.500%, 01/22/21(a)(b)	100,000	100,500
CDW LLC, New Term Loan, 3.250%, 04/29/20(a)(b)	664,282	657,639
Dealertrack Technologies, Inc., Term Loan B, 3.500%, 02/26/21(a)(b)	70,000	70,175
Deluxe Entertainment Services Group, Inc., Term Loan, 6.500%, 02/07/20(a)(b)	265,000	265,442
FIDJI Luxembourg(BC4) S.A.R.L., Initial Term Loan, 6.250%, 12/24/20(a)(b)	125,000	125,625
Genesys Telecom Holdings, U.S., Inc., New Term Loan B, 4.000%, 02/07/20(a)(b)	59,549	59,493
Internap Network Services Corp., Term Loan, 6.000%, 11/26/19(a)(b)	144,638	145,361
IQOR US, Inc., Term Loan B, 02/19/21(b)(c)(d)	470,000	455,900
RedTop Acquisitions Ltd, USD 1st Lien Term Loan, 4.500%, 12/03/20(a)(b)	150,000	151,407
RedTop Acquisitions Ltd, USD 2nd Lien Term Loan, 8.250%, 06/03/21(a)(b)	90,000	92,250
Southern Graphics, Inc., New Term Loan B, 4.250%, 10/17/19(a)(b)	139,563	139,388

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
Spin Holdco, Inc., New Term Loan B, 4.250%, 11/14/19(a)(b)	79,800	79,660
SS&C Technologies, Inc., New Term Loan B1, 3.250%, 06/07/19(a)(b)	87,872	87,872
SS&C Technologies, Inc., New Term Loan B2, 3.250%, 06/07/19(a)(b)	9,090	9,090
STG-Fairway Acquisitions, Term Loan B, 6.250%-7.250%, 02/28/19(a)(b)	173,251	173,684

		2,693,935

Insurance 0.4%
Alliance Data Systems Corp., Term Loan, 1.910%, 07/10/18(a)(b)(c)	484,042	482,532
Asurion LLC, New Term Loan B3, 3.750%, 02/18/17(a)(b)	65,000	65,000
Asurion LLC, New Term Loan B2, 4.250%, 07/08/20(a)(b)	794,000	790,737
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	1,712,830	1,715,622
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)	385,000	397,031
Hub International Ltd., Term Loan B, 4.750%, 10/02/20(a)(b)(c)	248,551	248,655
ION Trading Technologies S.A.R.L., 1st Lien Term Loan, 4.500%, 05/22/20(a)(b)	70,313	70,379
La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20(a)(b)	139,745	139,788
LPL Holdings, Inc., Term Loan B, 3.250%, 03/29/19(a)(b)	54,450	54,280
USI, Inc., Term Loan B, 4.250%, 12/27/19(a)(b)	222,196	222,891

		4,186,915

Leisure Time 0.0%(e)
Bombardier Recreational Products, Inc., New Term Loan B, 4.000%, 01/30/19(a)(b)	79,200	79,175
La Quinta Intermediate Holdings LLC, Term Loan B, 02/19/21(b)(c)(d)	285,000	284,823

	Shares or Principal Amount($)	Value($)
Leisure Time—continued
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.000%, 07/17/20(a)(b)	90,000	91,575
Orient-Express Hotels Ltd., USD Term Loan B, 4.000%, 02/28/21(a)(b)	70,000	70,146

		525,719

Lodging 0.8%
Bally Technologies, Inc., Term Loan B, 4.250%, 11/25/20(a)(b)(c)	129,138	129,622
Boyd Gaming Corp., Term Loan B, 4.000%, 08/14/20(a)(b)	124,375	124,437
Caesars Entertainment Operating Co., Extended Term Loan B6, 5.489%, 01/26/18(a)(b)	1,833,267	1,727,084
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.000%, 10/12/20(a)(b)	952,613	964,177
CCM Merger, Inc., New Term Loan B, 5.000%, 03/01/17(a)(b)	86,672	86,889
Golden Nugget, Inc., New Delayed Draw Term Loan, 0.500%-5.500%, 11/21/19(a)(b)	47,880	48,898
Golden Nugget, Inc., New Term Loan B, 5.500%, 11/21/19(a)(b)	111,720	114,094
Hilton Worldwide Finance LLC, USD Term Loan B2, 3.750%, 10/26/20(a)(b)(c)	1,032,315	1,033,513
Las Vegas Sands LLC, New Term Loan B, 3.250%, 12/20/20(a)(b)(c)	852,863	851,387
Marina District Finance Co., Inc., Term Loan B, 6.750%, 08/15/18(a)(b)	264,338	267,861
MGM Resorts International, Term Loan B, 3.500%, 12/20/19(a)(b)(c)	479,904	478,555
Mohegan Tribal Gaming Authority, New Term Loan B, 5.500%, 11/19/19(a)(b)	159,600	162,693
Penn National Gaming, Inc., New Term Loan B, 3.250%, 10/30/20(a)(b)	59,850	59,663

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Lodging—continued
Pinnacle Entertainment, Inc., Term Loan B2, 3.750%, 08/13/20(a)(b)	213,388	213,720
Playa Resorts Holding B.V., Term Loan B, 4.000%, 08/06/19(a)(b)	119,400	119,774
Scientific Games International, Inc., New Term Loan B, 4.250%, 10/18/20(a)(b)	1,501,238	1,501,238
SeaWorld Parks & Entertainment, Inc., Term Loan B2, 3.000%, 05/14/20(a)(b)	556,085	547,282
Seminole Tribe of Florida, Term Loan, 3.000%, 04/29/20(a)(b)(c)	224,758	223,915
Shingle Springs Tribal Gaming Authority, Term Loan B, 6.250%, 08/29/19(a)(b)	98,500	100,470
Starwood Property Trust, Inc., Term Loan B, 3.500%, 04/17/20(a)(b)	218,445	217,491

		8,972,763

Machinery-Diversified 0.2%
Alliance Laundry Systems LLC, Refinance Term Loan, 4.250%, 12/10/18(a)(b)	381,741	383,012
Brand Energy & Infrastructure Services, Inc., New Term Loan B, 4.750%, 11/26/20(a)(b)	598,165	599,661
Generac Power Systems, Inc., Term Loan B, 3.500%, 05/31/20(a)(b)	129,176	129,079
INA Beteilgungsgesellschaft MbH, USD Term Loan C, 4.250%, 01/27/17(a)(b)	980,000	983,469
Key Safety Systems, Inc., Term Loan B, 4.750%, 05/09/18(a)(b)	87,688	87,907
NewPage Corp., Term Loan, 9.500%, 02/05/21(a)(b)	215,000	216,434
Southwire LLC, Term Loan B, 3.250%, 02/11/21(a)(b)(c)	135,000	134,663
W3 Co., 1st Lien Term Loan, 5.750%, 03/13/20(a)(b)	64,350	64,430

		2,598,655

	Shares or Principal Amount($)	Value($)
Manufacturing 0.0%(e)
Mirror Bidco Corp., New Term Loan, 4.250%, 12/27/19(a)(b)	192,567	192,889

Media 0.8%
Charter Communications Operating LLC, Term Loan F, 3.000%, 01/03/21(a)(b)	109,175	108,132
Clear Channel Communications, Inc., Term Loan C, 3.803%, 01/29/16(a)(b)	138,660	135,655
Clear Channel Communications, Inc., Term Loan B, 3.803%, 01/29/16(a)(b)	90,000	88,883
Clear Channel Communications, Inc., Term Loan D, 6.903%, 01/30/19(a)(b)	90,000	88,079
Clear Channel Communications, Inc., USD Extended Term Loan E, 7.653%, 07/30/19(a)(b)	2,830,376	2,825,876
Emerald Expositions Holding, Inc., Term Loan B, 5.500%, 06/17/20(a)(b)	94,288	94,917
Encompass Digital Media, Inc., New Term Loan B1, 6.750%, 08/10/17(a)(b)	98,750	99,429
Granite Broadcasting Corp., Term Loan B, 6.750%, 05/23/18(a)(b)	109,626	110,106
Hoyts Group Holdings, LLC, 1st Lien Term Loan, 4.000%, 05/29/20(a)(b)	64,513	64,473
McGraw-Hill Global Education Holdings, LLC, New 1st Lien Term Loan, 5.750%-7.000%, 03/22/19(a)(b)	99,750	100,374
Nine Entertainment Group Ltd., Term Loan B, 3.250%, 02/05/20(a)(b)	173,250	172,167
Syniverse Holdings, Inc., Term Loan, 4.000%, 04/23/19(a)(b)	273,550	273,094
Univision Communications, Inc., Term Loan C4, 4.000%, 03/01/20(a)(b)	448,875	449,373

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Univision Communications, Inc., Term Loan C3, 4.000%, 03/02/20(a)(b)	1,085,712	1,083,584
Village Roadshow Films(BVI) Ltd., Term Loan B, 4.750%, 11/21/17(a)(b)	931,406	940,720
WideOpenWest Finance LLC, Term Loan B, 4.750%, 04/01/19(a)(b)	138,600	138,643
Ziggo N.V., USD Term Loan B1, 01/15/22(b)(c)(d)	759,913	751,257
Ziggo N.V., USD Term Loan B2, 01/15/22(b)(c)(d)	489,702	484,124
Ziggo N.V., USD Term Loan B3, 01/15/22(b)(c)(d)	805,385	796,212

		8,805,098

Metals 0.0%(e)
Arch Coal, Inc., Term Loan B, 6.250%, 05/16/18(a)(b)	241,365	237,677
Atlas Iron Ltd., Term Loan B, 8.750%, 12/07/17(a)(b)	128,674	128,996

		366,673

Metals/Minerals 0.1%
Atkore International, Inc., 1st Lien Term Loan, 03/26/21(b)(c)(d)	135,000	134,748
Murray Energy Corp., 1st Lien Term Loan, 5.250%, 12/05/19(a)(b)	180,000	181,350
Peabody Energy Corp., Term Loan B, 4.250%, 09/24/20(a)(b)(c)	298,338	298,779

		614,877

Mining 0.3%
Fairmount Minerals Ltd., Term Loan B2, 4.500%, 09/05/19(a)(b)	64,675	64,978
FMG Resources(August 2006) Pty Ltd., New Term Loan B, 4.250%, 06/28/19(a)(b)	2,303,425	2,320,033
Foresight Energy LLC, Term Loan B, 5.500%, 08/19/20(a)(b)	164,175	164,894
Novelis, Inc., New Term Loan, 3.750%, 03/10/17(a)(b)	331,549	330,955
Oxbow Carbon LLC, New Term Loan B, 4.250%, 07/19/19(a)(b)	86,625	87,022

	Shares or Principal Amount($)	Value($)
Mining—continued
TMS International Corp., New Term Loan B, 4.500%, 10/16/20(a)(b)	79,800	79,900

		3,047,782

Miscellaneous Manufacturer 0.1%
Boomerang Tube LLC, Term Loan, 11.000%-11.750%, 10/11/17(a)(b)	217,375	210,854
Harland Clarke Holdings, Corp., Term Loan B3, 7.000%, 05/22/18(a)(b)(c)	1,362,009	1,379,715

		1,590,569

Oil & Gas 0.7%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(a)(b)	194,943	201,278
Atlas Energy L.P., Term Loan B, 6.500%, 07/31/19(a)(b)	308,450	316,547
Bronco Midstream Funding LLC, Term Loan B, 5.000%, 08/17/20(a)(b)	473,138	476,985
Drillships Financing Holding, Inc., Term Loan B1, 6.000%, 03/31/21(a)(b)	808,350	822,666
EMG Utica LLC, Term Loan, 4.750%, 03/27/20(a)(b)	730,000	731,825
Energy Transfer Equity, L.P., New Term Loan, 3.250%, 12/02/19(a)(b)(c)	1,345,000	1,341,409
EP Energy LLC, Term Loan B3, 3.500%, 05/24/18(a)(b)	303,333	302,954
EP Energy LLC, Term Loan B2, 4.500%, 04/30/19(a)(b)	84,375	84,551
Fieldwood Energy LLC, 1st Lien Term Loan, 3.875%, 09/28/18(a)(b)	303,650	303,595
Frac Tech International LLC, Term Loan B, 8.500%, 05/06/16(a)(b)(c)	961,785	977,645
MEG Energy Corp., Refinance Term Loan, 3.750%, 03/31/20(a)(b)	879,954	882,708
Offshore Group Investment Ltd., New Term Loan B, 5.000%, 10/25/17(a)(b)(c)	141,446	141,329
Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 03/14/21(a)(b)	300,000	297,843

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Ruby Western Pipeline Holdings, LLC, Term Loan B, 3.500%, 03/27/20(a)(b)	184,383	183,577
Samson Investment Co., New 2nd Lien Term Loan, 5.000%, 09/25/18(a)(b)	135,000	136,223
Sheridan Investment Partners II, L.P., Term Loan A, 4.250%, 12/16/20(a)(b)	184,259	185,296
Sheridan Investment Partners II, L.P., Term Loan B, 4.250%, 12/16/20(a)(b)	25,632	25,776
Sheridan Investment Partners II, L.P., Term Loan M, 4.250%, 12/16/20(a)(b)	9,559	9,613
Teine Energy Ltd., 2nd Lien Term Loan, 7.500%, 05/09/19(a)(b)	69,824	70,696
Tervita Corp., Term Loan, 05/15/18(b)(c)(d)	74,811	74,100
TPF Generation Holdings LLC, Term Loan B, 4.750%, 12/29/17(a)(b)	104,475	100,383
TPF Generation Holdings LLC, Term Loan B, 6.500%, 08/21/19(a)(b)	114,138	115,564
Vantage Drilling Co., Term Loan B, 5.750%, 03/28/19(a)(b)	413,930	417,812
Western Refining, Inc., Term Loan B, 4.250%, 11/12/20(a)(b)	339,150	341,694

		8,542,069

Packaging & Containers 0.3%
Ardagh Holdings USA, Inc., Institutional Term Loan, 12/17/19(b)(c)(d)	115,000	114,952
Ardagh Holdings USA, Inc., Term Loan B, 4.250%, 12/17/19(a)(b)	144,638	145,090
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/07/20(a)(b)	2,493,495	2,481,027
Berry Plastics Holding Corp., Term Loan E, 3.750%, 01/06/21(a)(b)	220,000	219,419
BWAY Corp., Term Loan B, 4.500%, 08/07/17(a)(b)	98,750	99,090
Caraustar Industries, Inc., Term Loan, 7.500%, 05/01/19(a)(b)	85,483	86,819

	Shares or Principal Amount($)	Value($)
Packaging & Containers—continued
Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.000%, 12/01/18(a)(b)	232,068	232,604
Tronox Pigments(Netherlands) BV, 2013 Term Loan, 4.500%, 03/19/20(a)(b)	263,013	264,362

		3,643,363

Real Estate 0.1%
Alliant Holdings I, Inc., New Term Loan B, 4.250%, 12/20/19(a)(b)	190,273	190,907
CB Richard Ellis Services, Inc., New Term Loan B, 2.905%-5.000%, 03/29/21(a)(b)	345,329	344,251
Continental Building Products LLC, 1st Lien Term Loan, 4.750%, 08/28/20(a)(b)	303,475	303,727
CPG International, Inc., New Term Loan, 4.750%, 09/30/20(a)(b)	159,200	159,466
Four Seasons Holdings, Inc., 1st Lien Term Loan, 3.500%-5.000%, 06/27/20(a)(b)	278,600	278,600
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/28/20(a)(b)	35,000	35,481
Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/17/17(a)(b)	13,345	13,745
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 09/28/20(a)(b)	199,000	199,207
Realogy Corp., Extended Letter of Credit, 0.205%-4.400%, 10/10/16(a)(b)	17,893	17,953
Realogy Corp., New Term Loan B, 3.750%, 03/05/20(a)(b)	188,104	188,668

		1,732,005

Retail 0.8%
Academy, Ltd., Term Loan, 4.500%, 08/03/18(a)(b)	108,225	108,510
Albertson’s, LLC, Term Loan B1, 4.250%, 03/21/16(a)(b)	128,162	128,482
Albertson’s, LLC, Term Loan B2, 4.750%, 03/21/19(a)(b)	318,866	320,725

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Retail—continued
BJ’s Wholesale Club, Inc., New 1st Lien Term Loan, 4.500%, 09/26/19(a)(b)	69,825	70,000
BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 03/26/20(a)(b)	75,000	76,650
Camping World, Inc., Term Loan, 5.750%, 02/20/20(a)(b)	193,781	194,750
Capital Automotive LP, New 2nd Lien Term Loan, 6.000%, 04/30/20(a)(b)	180,000	183,825
Evergreen Acqco 1 LP, New Term Loan, 5.000%-6.00%, 07/09/19(a)(b)	123,438	124,209
Harbor Freight Tools USA, Inc., New 1st Lien Term Loan, 4.750%, 07/26/19(a)(b)(c)	49,500	49,964
Hudson’s Bay Co., 1st Lien Term Loan, 4.750%, 11/04/20(a)(b)	342,250	346,528
J Crew Group, Inc., New Term Loan B, 4.000%, 03/05/21(a)(b)	395,000	393,914
JC Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	754,300	749,902
Jo-Ann Stores, Inc., Term Loan, 4.000%, 03/16/18(a)(b)	396,585	395,593
Lands’ End, Inc., Term Loan B, 01/31/21(b)(c)(d)	335,000	334,374
Michaels Stores, Inc., New Term Loan, 3.750%, 01/28/20(a)(b)	208,425	208,556
Neiman Marcus Group, Inc.(The), 2020 Term Loan, 4.250%, 10/25/20(a)(b)	1,541,138	1,545,144
Ollie’s Bargain Outlet, Inc., Term Loan, 5.250%-6.250%, 09/27/19(a)(b)	84,148	83,833
Party City Holdings, Inc., Term Loan, 4.000%, 07/27/19(a)(b)	378,969	378,897
Petco Animal Supplies, Inc., New Term Loan, 4.000%, 11/24/17(a)(b)	220,738	221,137
Phillips-Van Heusen Corp., Term Loan B, 3.250%, 02/13/20(a)(b)	166,295	166,560

	Shares or Principal Amount($)	Value($)
Retail—continued
Rite Aid Corp., Term Loan 7, 3.500%, 02/21/20(a)(b)	277,900	277,467
Rite Aid Corp., New 2nd Lien Term Loan, 4.875%, 06/21/21(a)(b)	275,000	278,781
Rite Aid Corp., 2nd Lien Term Loan, 5.750%, 08/21/20(a)(b)	260,000	265,364
Sears Holding Corp., Term Loan, 5.500%, 06/30/18(a)(b)	927,675	931,618
Supervalu, Inc., Refinance Term Loan B, 4.500%, 03/21/19(a)(b)	167,104	167,243
Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 08/21/19(a)(b)	558,600	539,747
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(a)(b)	130,849	108,932
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(b)	170,947	154,387

		8,805,092

Semiconductors 0.2%
Freescale Semiconductor, Inc., Term Loan B4, 4.250%, 02/28/20(a)(b)	1,302,702	1,307,171
Microsemi Corp., Term Loan B1, 3.250%, 02/19/20(a)(b)	176,425	175,940
ON Semiconductor Corp., Term Loan A, 1.997%, 01/02/18(a)(b)	336,875	328,453

		1,811,564

Telecommunication Services 1.8%
Alcatel-Lucent USA, Inc., USD Term Loan C, 4.500%, 01/30/19(a)(b)	1,218,382	1,223,523
Arris Group, Inc., Term Loan B, 3.500%, 04/17/20(a)(b)(c)	312,648	311,163
Avaya, Inc., Extended Term Loan B3, 4.734%, 10/26/17(a)(b)	311,377	303,754
Avaya, Inc., Term Loan B6, 6.500%, 03/30/18(a)(b)	152,765	152,924
Cellular South, Inc., New Term Loan, 3.250%, 05/22/20(a)(b)	44,550	44,216

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Cequel Communications LLC, Term Loan B, 3.500%, 02/14/19(a)(b)	521,779	521,559
Charter Communications Operating LLC, Term Loan E, 3.000%, 07/01/20(a)(b)	1,960,188	1,942,056
Cincinnati Bell, Inc., New Term Loan B, 4.000%, 09/10/20(a)(b)	487,550	487,248
Consolidated Communications, Inc., New Term Loan B, 4.250%, 12/23/20(a)(b)	159,600	160,499
Crown Castle Operating Co., Term Loan B2, 3.250%, 01/31/21(a)(b)	1,858,044	1,851,076
CSC Holdings, Inc., New Term Loan B, 2.653%, 04/17/20(a)(b)	1,538,375	1,517,807
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/20(a)(b)	608,212	610,492
DataPipe, Inc., 1st Lien Term Loan, 5.750%, 03/15/19(a)(b)	64,350	64,350
Evertec, Inc., New Term Loan A, 2.742%, 04/16/18(a)(b)	529,375	521,434
Evertec, Inc., New Term Loan B, 3.500%, 04/17/20(a)(b)	114,088	112,484
Gray Television, Inc., New Term Loan B, 4.500%, 10/15/19(a)(b)	97,405	97,812
Integra Telecom, Inc., Term Loan B, 5.250%, 02/22/19(a)(b)	272,250	273,418
Intelsat Jackson Holdings S.A., Term Loan B2, 3.750%, 06/30/19(a)(b)	359,597	360,158
Learfield Communications, Inc., 1st Lien Term Loan, 5.000%, 10/08/20(a)(b)	119,700	119,999
Level 3 Financing, Inc., New 2019 Term Loan, 4.000%, 08/01/19(a)(b)	525,000	526,181
Level 3 Financing, Inc., 2020 Term Loan B, 4.000%, 01/15/20(a)(b)	1,025,000	1,026,281
Liberty Cablevision of Puerto Rico LLC, New Term Loan B, 6.000%, 06/09/17(a)(b)	489,924	490,904

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
LIN Television Corp., Term Loan B, 4.000%, 12/21/18(a)(b)	93,567	93,567
Media General, Inc., Delayed Draw Term Loan B, 4.250%, 07/31/20(a)(b)	148,870	149,708
Mediacom Communications Corp., Term Loan F, 2.630%, 01/31/18(a)(b)	90,000	89,550
Mediacom Communications Corp., Term Loan H, 3.250%, 01/29/21(a)(b)	218,350	216,780
Mediacom Communications Corp., Term Loan G, 4.000%, 01/20/20(a)(b)	522,050	522,050
NTELOS Inc., New Term Loan B, 5.750%, 11/08/19(a)(b)	359,089	355,796
Nuance Communications, Inc., Term Loan C, 2.910%, 08/07/19(a)(b)	119,100	117,782
Peak Ten, Inc., 2018 Term Loan B, 8.250%, 10/25/18(a)(b)	93,813	94,751
Quebecor Media, Inc., Term Loan B1, 3.250%, 08/17/20(a)(b)	592,025	588,574
Sinclair Television Group, Inc., Term Loan B, 3.000%, 04/09/20(a)(b)	99,001	97,578
Syniverse Holdings, Inc., Term Loan B, 4.000%, 04/23/19(a)(b)	828,941	829,289
UPC Financing Partnership, USD Term Loan AH, 3.250%, 06/30/21(a)(b)	530,000	528,389
Van Wagner Communications LLC, New Term Loan, 6.250%-7.250%, 08/03/18(a)(b)	312,048	315,265
Virgin Media Investment Holdings Ltd., USD Term Loan B, 3.500%, 06/08/20(a)(b)(c)	1,440,000	1,436,155
WMG Acquisition Corp., New Term Loan, 3.750%, 07/01/20(a)(b)	646,750	643,031
Zayo Group, LLC, PIK, Term Loan B, 4.000%, 07/02/19(a)(b)	1,369,142	1,369,485

		20,167,088

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunications 0.1%
CompuCom Systems, Inc., Refinance Term Loan B, 4.250%, 05/11/20(a)(b)	84,363	84,178
LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 04/13/20(a)(b)	302,713	300,633
Windstream Corp., Term Loan B4, 3.500%, 01/23/20(a)(b)	187,625	187,109

		571,920

Transportation 0.2%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.750%-5.750%, 04/27/20(a)(b)	64,513	64,513
American Airlines, Inc., Exit Term Loan, 3.750%, 06/27/19(a)(b)	1,250,550	1,253,901
Avis Budget Car Rental, LLC, New Term Loan B, 3.000%, 03/15/19(a)(b)	59,251	58,751
Commercial Barge Line Co., 1st Lien Term Loan, 7.500%, 09/23/19(a)(b)	178,200	178,200
Delta Air Lines, Inc., 2018 Term Loan B1, 3.500%, 10/18/18(a)(b)	346,096	345,934
FleetPride Corp., 1st Lien Term Loan, 5.250%, 11/19/19(a)(b)	133,313	131,446
Navios Partners Finance(US), Inc., Term Loan B, 5.250%, 06/27/18(a)(b)	218,353	221,720
Sabre, Inc., Term Loan C, 4.000%, 02/19/18(a)(b)	142,188	142,217

		2,396,682

Utilities 0.1%
Astoria Generating Company Acquisitions, LLC, New Term Loan, 8.500%, 10/26/17(a)(b)	115,500	118,965
Calpine Construction Finance Co., L.P., Original Term Loan B1, 3.000%, 05/03/20(a)(b)	322,563	316,676
Calpine Construction Finance Co., L.P., Original Term Loan B2, 3.250%, 01/31/22(a)(b)(c)	143,540	140,920
Dynegy Holdings, Inc., Term Loan B2, 4.000%, 04/23/20(a)(b)	99,250	99,561

	Shares or Principal Amount($)	Value($)
Utilities—continued
EFS Cogen Holdings I LLC, Term Loan B, 3.750%, 12/17/20(a)(b)	240,025	241,026
Empire Generating Co., LLC, Term Loan C, 5.250%, 03/12/21(a)(b)	11,087	11,080
Empire Generating Co., LLC, Term Loan B, 5.250%, 03/12/21(a)(b)	158,913	158,815
Exgen Renewables I, LLC, Term Loan, 5.250%, 02/08/21(a)(b)	145,000	146,994
NGPL PipeCo LLC, Term Loan B, 6.750%, 09/15/17(a)(b)	90,869	88,552
Power Team Services, LLC, Delayed Draw Term Loan, 3.250%-4.250%, 05/06/20(a)(b)	23,679	23,541
Power Team Services, LLC, 1st Lien Term Loan, 4.250%, 05/06/20(a)(b)	189,914	188,807
Viva Alamo LLC, Term Loan B, 4.750%, 02/17/21(a)(b)	105,000	105,197
WNA Holdings, Inc., USD 1st Lien Canadian Borrower, 4.500%-5.500%, 06/05/20(a)(b)	86,835	86,944

		1,727,078

Wireless Communication 0.1%
GOGO LLC, Term Loan, 11.250%, 06/21/17(a)(b)	303,037	327,280
SBA Senior Finance II LLC, Term Loan B1, 1.000%, 03/24/21(a)(b)(c)	290,000	288,706

		615,986

Total Bank Loans (Cost $130,627,835)		131,294,834

Corporate Bonds 24.4%
Agriculture 0.3%
Japan Tobacco, Inc., 2.100%, 07/23/18(b)	2,959,000	2,957,568

Airlines 0.9%
American Airlines Pass Through Trust, 4.950%, 07/15/24(b)	6,572,522	7,049,030
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 10/11/27, Series A(c)	2,830,000	2,844,150

		9,893,180

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Auto Manufacturers 0.8%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	1,632,000	1,712,838
General Motors Co., 6.250%, 10/02/43(b)	4,935,000	5,342,137
Volkswagen International Finance, 2.375%, 03/22/17(b)	1,988,000	2,045,056

		9,100,031

Auto Parts & Equipment 0.2%
Delphi Corp., 4.150%, 03/15/24	2,088,000	2,085,480

Banks 5.9%
Bank of America Corp., 2.600%, 01/15/19	3,690,000	3,704,557
Bank of America NA, 1.250%, 02/14/17	4,916,000	4,895,505
Citigroup, Inc., 2.500%, 09/26/18	5,481,000	5,510,756
Citigroup, Inc., 5.500%, 09/13/25	3,182,000	3,389,460
Citigroup, Inc., 6.675%, 09/13/43	1,632,000	1,911,074
Fifth Third Bank, 1.450%, 02/28/18	4,330,000	4,256,771
Goldman Sachs Group, Inc.(The), 2.900%, 07/19/18	5,323,000	5,428,363
HSBC Bank PLC, 3.500%, 06/28/15(b)	2,067,000	2,142,785
Huntington National Bank(The), 1.300%, 11/20/16	2,582,000	2,589,989
JPMorgan Chase & Co., 1.625%, 05/15/18	5,714,000	5,611,554
JPMorgan Chase & Co., 3.875%, 02/01/24	4,184,000	4,221,539
KeyBank NA, 1.650%, 02/01/18	2,151,000	2,135,035
Lloyds Bank PLC, 2.300%, 11/27/18(g)	1,516,000	1,514,499
Morgan Stanley, 2.500%, 01/24/19	4,989,000	4,975,106
Morgan Stanley, 5.000%, 11/24/25	3,975,000	4,089,957
PNC Funding Corp., 3.300%, 03/08/22	626,000	630,121
US Bank NA, 1.100%, 01/30/17	3,743,000	3,750,175
Wells Fargo & Co., 1.250%, 02/13/15, MTN	3,463,000	3,489,824
Wells Fargo & Co., 5.375%, 11/02/43	2,396,000	2,523,925

		66,770,995

	Shares or Principal Amount($)	Value($)
Beverages 0.2%
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	2,790,000	2,868,982

Chemicals 0.2%
Praxair, Inc., 4.625%, 03/30/15	2,138,000	2,224,478

Commercial Services 0.4%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	1,292,000	1,332,794
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	1,449,000	1,615,513
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,115,000	1,171,568

		4,119,875

Computers 0.5%
IBM Corp., 0.875%, 10/31/14	6,104,000	6,125,199

Diversified Financial Services 2.6%
American Express Credit Corp., 2.375%, 03/24/17, MTN	1,745,000	1,807,399
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	2,857,000	3,153,354
General Electric Capital Corp., 3.100%, 01/09/23, MTN	6,749,000	6,604,234
John Deere Capital Corp., 1.250%, 12/02/14, MTN	2,195,000	2,209,015
Lazard Group LLC, 4.250%, 11/14/20	4,389,000	4,547,188
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	1,783,000	1,819,732
Nomura Holdings, Inc., 2.750%, 03/19/19, MTN	1,892,000	1,880,561
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	2,900,000	2,917,008
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	970,000	1,001,077
Woodside Finance Ltd., 4.600%, 05/10/21(b)	3,100,000	3,317,865

		29,257,433

Electric 0.4%
Dominion Resources, Inc., 1.950%, 08/15/16	647,000	659,199
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,395,000	1,576,227
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,561,000	1,867,274

		4,102,700

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electronics 0.5%
Agilent Technologies, Inc., 3.875%, 07/15/23	4,394,000	4,343,359
Thermo Fisher Scientific, Inc., 5.300%, 02/01/44	1,269,000	1,367,556

		5,710,915

Healthcare-Services 0.3%
Howard Hughes Medical Institute, 3.500%, 09/01/23	2,160,000	2,197,396
UnitedHealth Group, Inc., 4.250%, 03/15/43	1,006,000	958,296

		3,155,692

Insurance 1.5%
American International Group, Inc., 5.850%, 01/16/18, MTN	3,592,000	4,104,797
Arch Capital Group US, Inc., 5.144%, 11/01/43	3,166,000	3,333,928
Berkshire Hathaway, Inc., 3.200%, 02/11/15	3,622,000	3,711,156
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)(g)	1,036,000	1,093,020
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	2,594,000	2,858,033
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	1,387,000	1,456,690

		16,557,624

Internet 0.1%
eBay, Inc., 4.000%, 07/15/42	1,788,000	1,581,418

Media 0.5%
Comcast Corp., 4.650%, 07/15/42	2,631,000	2,624,233
Time Warner, Inc., 4.900%, 06/15/42	2,908,000	2,918,405

		5,542,638

Mining 1.8%
Barrick(PD) Australia Finance Property Ltd., 4.950%, 01/15/20	667,000	701,798
Barrick(PD) Australia Finance Property Ltd., 5.950%, 10/15/39	6,210,000	6,164,667
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	1,083,000	1,063,127

	Shares or Principal Amount($)	Value($)
Mining—continued
Barrick North America Finance LLC, 5.750%, 05/01/43	2,289,000	2,230,223
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	2,260,000	2,271,074
Newmont Mining Corp., 6.250%, 10/01/39	8,490,000	8,221,139

		20,652,028

Miscellaneous Manufacturer 0.4%
3M Co., 1.375%, 09/29/16	1,247,000	1,269,904
General Electric Co., 4.125%, 10/09/42	1,441,000	1,384,647
General Electric Co., 5.250%, 12/06/17	1,214,000	1,375,746

		4,030,297

Oil & Gas 0.4%
BP Capital Markets PLC, 2.248%, 11/01/16	2,636,000	2,720,181
Ensco PLC, 4.700%, 03/15/21	2,163,000	2,324,020

		5,044,201

Oil & Gas Services 0.7%
Schlumberger Investment SA, 3.300%, 09/14/21(b)	1,946,000	1,985,414
Weatherford International Ltd., 5.125%, 09/15/20	1,330,000	1,447,269
Weatherford International Ltd., 5.950%, 04/15/42	1,706,000	1,838,107
Weatherford International Ltd., 6.500%, 08/01/36	2,651,000	2,972,296

		8,243,086

Pharmaceuticals 0.7%
Express Scripts Holding Co., 2.650%, 02/15/17	1,830,000	1,892,531
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,137,000	1,290,847
Perrigo Co. PLC, 5.300%, 11/15/43(b)	1,643,000	1,729,507
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	2,850,000	3,238,589

		8,151,474

Pipelines 0.8%
DCP Midstream Operating LP, 5.600%, 04/01/44	2,500,000	2,609,517
Enterprise Products Operating LLC, 4.850%, 03/15/44	2,483,000	2,476,686
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	4,375,000	4,148,821

		9,235,024

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust 0.8%
American Tower Corp., 3.500%, 01/31/23	2,285,000	2,160,787
American Tower Corp., 5.000%, 02/15/24	3,680,000	3,832,735
Digital Realty Trust LP, 5.875%, 02/01/20(g)	3,192,000	3,494,713

		9,488,235

Retail 0.5%
Wal-Mart Stores, Inc., 1.125%, 04/11/18	6,152,000	6,031,162

Semiconductors 0.9%
Analog Devices, Inc., 3.000%, 04/15/16	377,000	391,518
Intel Corp., 1.950%, 10/01/16	1,424,000	1,463,291
Intel Corp., 4.250%, 12/15/42	428,000	405,803
Intel Corp., 4.800%, 10/01/41	5,117,000	5,287,084
TSMC Global Ltd., 1.625%, 04/03/18(b)	2,920,000	2,830,750

		10,378,446

Software 0.3%
Oracle Corp., 1.200%, 10/15/17	1,573,000	1,560,636
Oracle Corp., 2.375%, 01/15/19	1,921,000	1,943,885

		3,504,521

Telecommunication Services 1.8%
AT&T, Inc., 2.375%, 11/27/18	4,266,000	4,287,198
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	3,737,000	3,635,245
Cisco Systems, Inc., 2.125%, 03/01/19	2,475,000	2,463,927
Cisco Systems, Inc., 5.500%, 02/22/16	1,378,000	1,504,983
Verizon Communications, Inc., 6.550%, 09/15/43	6,670,000	8,116,956

		20,008,309

Total Corporate Bonds (Cost $270,563,922)		276,820,991

Municipal Bonds 1.4%
Illinois 0.3%
City of Chicago, Series B, GO, 6.314%, 01/01/44	3,014,000	3,074,702

New York 0.7%
Utility Debt Securitization Authority, Series T, RB, 2.937%, 06/15/23	8,531,000	8,535,692

	Shares or Principal Amount($)	Value($)
Puerto Rico 0.4%
Commonwealth of Puerto Rico, Series A, GO, 8.000%, 07/01/35	4,345,000	4,058,056

Total Municipal Bonds (Cost $15,585,809)		15,668,450

U.S. Government Agency Mortgages 29.7%
Federal Home Loan Mortgage Corporation
Pool #J14244, 3.000%, 01/01/26	2,484,343	2,554,489
Pool #J14245, 3.000%, 01/01/26	1,371,612	1,410,558
Pool #J17791, 3.000%, 01/01/27	6,103,523	6,272,350
Pool #J18800, 3.000%, 04/01/27	9,066,661	9,316,954
Pool #G14517, 2.500%, 07/01/27	3,162,453	3,165,351
Pool #J20118, 2.500%, 08/01/27	2,930,237	2,931,825
Pool #E04075, 2.500%, 08/01/27	5,088,594	5,091,352
Pool #G14599, 2.500%, 11/01/27	4,181,065	4,183,330
Pool #J21439, 2.500%, 12/01/27	3,342,583	3,347,516
Pool #J22047, 2.000%, 01/01/28	1,156,935	1,129,139
Pool #E09023, 2.000%, 02/01/28	3,310,136	3,226,909
Pool #J22872, 2.000%, 03/01/28	752,133	733,151
Pool #J22899, 2.000%, 03/01/28	238,014	231,945
Pool #D99439, 3.500%, 06/01/32	994,479	1,022,865
Pool #G30614, 3.500%, 12/01/32	6,156,177	6,331,446
Pool #A12413, 5.000%, 08/01/33	448,469	488,734
Pool #G05052, 5.000%, 10/01/33	279,507	304,535
Pool #G04918, 5.000%, 04/01/34	1,040,966	1,135,098
Pool #G01828, 4.500%, 04/01/35	60,532	64,679
Pool #G01779, 5.000%, 04/01/35	564,257	614,849
Pool #G01837, 5.000%, 07/01/35	3,903,983	4,254,256

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A37619, 4.500%, 09/01/35	1,869,996	1,995,731
Pool #A37900, 4.500%, 09/01/35	496,255	529,838
Pool #A39731, 5.000%, 11/01/35	882,302	959,252
Pool #G05325, 4.500%, 03/01/36	4,792,174	5,123,084
Pool #G02069, 5.500%, 03/01/36	245,527	271,046
Pool #Q01807, 4.500%, 07/01/36	2,275,380	2,427,915
Pool #Z40004, 6.000%, 08/01/36	785,026	870,407
Pool #G04997, 5.000%, 01/01/37	1,200,962	1,307,037
Pool #Q06160, 4.000%, 02/01/37	754,706	783,262
Pool #G05521, 5.500%, 05/01/37	556,329	614,645
Pool #G05326, 5.000%, 02/01/38	4,733,529	5,151,547
Pool #G04337, 5.500%, 04/01/38	650,468	714,029
Pool #G07135, 6.000%, 10/01/38	3,396,608	3,776,579
Pool #G08347, 4.500%, 06/01/39	4,516,914	4,827,855
Pool #G08353, 4.500%, 07/01/39	5,466,045	5,829,395
Pool #G06079, 6.000%, 07/01/39	1,431,887	1,589,206
Pool #A87874, 4.000%, 08/01/39	1,373,855	1,428,272
Pool #A89148, 4.000%, 10/01/39	2,076,963	2,155,376
Pool #A89384, 4.000%, 10/01/39	287,397	298,229
Pool #G08372, 4.500%, 11/01/39	2,985,739	3,183,758
Pool #A93101, 5.000%, 07/01/40	1,466,898	1,598,893
Pool #G06990, 5.500%, 08/01/40	7,145,943	7,844,209
Pool #A93996, 4.500%, 09/01/40	1,291,353	1,377,460
Pool #A94362, 4.000%, 10/01/40	2,597,795	2,701,530
Pool #G06061, 4.000%, 10/01/40(c)	3,964,424	4,118,215

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A97047, 4.500%, 02/01/41	1,477,899	1,576,388
Pool #Q00291, 5.000%, 04/01/41	469,128	511,013

		121,375,502

Federal National Mortgage Association
Pool #471235, 3.120%, 05/01/22	357,476	365,032
Pool #AM0345, 2.460%, 08/01/22	873,382	845,129
Pool #AM0463, 2.720%, 09/01/22	1,643,295	1,615,275
Pool #AM2685, 2.670%, 03/01/23	1,219,129	1,170,314
Pool #AM3353, 2.450%, 05/01/23	719,099	683,339
Pool #AM3691, 2.540%, 06/01/23	1,378,394	1,326,492
Pool #AM3489, 2.560%, 06/01/23	1,118,847	1,082,428
Pool #AM3851, 3.020%, 07/01/23	3,122,000	3,087,975
Pool #AM3916, 3.080%, 07/01/23	2,382,794	2,387,623
Pool #AM4001, 3.590%, 07/01/23	1,857,000	1,923,131
Pool #AM3972, 3.000%, 08/01/23	2,683,402	2,676,272
Pool #AM4233, 3.440%, 08/01/23	1,644,553	1,687,103
Pool #AM4025, 3.650%, 08/01/23	373,848	388,331
Pool #AM4407, 3.650%, 09/01/23	4,177,184	4,335,502
Pool #AM4353, 3.740%, 09/01/23	993,219	1,023,595
Pool #AM5146, 3.470%, 01/01/24	5,714,814	5,846,598
Pool #932871, 3.000%, 01/01/26	567,380	583,581
Pool #AJ8325, 3.000%, 12/01/26	2,322,043	2,387,788
Pool #AL3274, 3.000%, 05/01/27	2,758,205	2,840,399
Pool #AB5967, 2.500%, 08/01/27(c)	236,716	237,329
Pool #AB6472, 2.000%, 10/01/27	5,437,442	5,300,630

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AP9623, 2.000%, 10/01/27	1,682,229	1,639,902
Pool #AB6644, 2.500%, 10/01/27	9,757,029	9,782,258
Pool #AB6480, 2.500%, 10/01/27	3,001,364	3,009,123
Pool #AP6251, 2.500%, 10/01/27	477,391	478,625
Pool #AB7081, 2.500%, 11/01/27	787,710	789,747
Pool #AL2716, 2.000%, 12/01/27	1,461,510	1,424,737
Pool #AR0379, 2.000%, 12/01/27	1,624,365	1,583,494
Pool #AB7142, 2.500%, 12/01/27	1,337,707	1,341,166
Pool #AB7158, 2.500%, 12/01/27	1,869,360	1,874,198
Pool #AQ9956, 2.000%, 01/01/28	226,802	221,096
Pool #AR1524, 2.000%, 01/01/28	11,336,634	11,051,391
Pool #AB7707, 2.000%, 01/01/28	1,565,529	1,526,138
Pool #AR3040, 2.000%, 01/01/28	1,032,082	1,006,113
Pool #AR6867, 2.000%, 02/01/28	5,472,166	5,334,480
Pool #AL3041, 2.000%, 02/01/28	407,972	397,707
Pool #AB7795, 2.500%, 02/01/28	14,628,749	14,632,123
Pool #AS0001, 2.000%, 07/01/28	2,427,484	2,366,405
Pool #MA0199, 4.000%, 10/01/29	321,778	339,094
Pool #MA0427, 4.000%, 05/01/30	438,852	463,035
Pool #MA0481, 4.500%, 08/01/30	5,545,992	5,948,680
Pool #AB1763, 4.000%, 11/01/30	712,719	752,350
Pool #MA0587, 4.000%, 12/01/30	2,135,713	2,254,251
Pool #MA0804, 4.000%, 07/01/31	1,592,754	1,681,262
Pool #AB4168, 3.500%, 01/01/32	5,912,420	6,092,737
Pool #MA0949, 3.500%, 01/01/32	4,097,615	4,216,327

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AK4899, 3.500%, 02/01/32	210,794	217,209
Pool #AK4934, 3.500%, 02/01/32	101,205	104,288
Pool #MA0976, 3.500%, 02/01/32	875,180	901,880
Pool #MA1107, 3.500%, 07/01/32	461,460	475,597
Pool #AO3244, 3.500%, 08/01/32	2,205,783	2,273,363
Pool #AP6368, 3.500%, 09/01/32	3,633,405	3,744,643
Pool #AP9592, 3.500%, 10/01/32	4,290,408	4,421,769
Pool #AB7691, 3.500%, 01/01/33	2,062,152	2,125,329
Pool #AB8428, 3.500%, 02/01/33	4,323,384	4,448,967
Pool #MA1543, 3.500%, 08/01/33	4,294,932	4,419,007
Pool #MA1630, 4.000%, 10/01/33	1,033,610	1,086,943
Pool #255458, 5.500%, 11/01/34	366,579	407,919
Pool #843434, 5.500%, 05/01/35	619,735	688,905
Pool #745044, 4.500%, 08/01/35	1,151,693	1,230,701
Pool #190370, 6.000%, 06/01/36	4,333,935	4,839,881
Pool #AI7951, 4.500%, 08/01/36	1,300,927	1,386,842
Pool #890547, 4.000%, 11/01/36	3,543,987	3,684,122
Pool #745950, 6.000%, 11/01/36	3,027,167	3,381,017
Pool #AJ5974, 4.000%, 12/01/36	727,464	756,367
Pool #995082, 5.500%, 08/01/37	1,826,038	2,030,925
Pool #890248, 6.000%, 08/01/37	637,312	716,674
Pool #889643, 6.000%, 03/01/38	333,311	371,631
Pool #889529, 6.000%, 03/01/38	284,437	317,880
Pool #995243, 4.500%, 08/01/38	2,784,046	2,967,062
Pool #930672, 4.500%, 03/01/39	2,113,572	2,269,268

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #995724, 6.000%, 04/01/39	2,424,101	2,708,741
Pool #AC5445, 5.000%, 11/01/39	1,618,505	1,777,900
Pool #932441, 4.000%, 01/01/40	9,301,416	9,664,793
Pool #AC9564, 4.500%, 02/01/40	1,166,471	1,251,045
Pool #AE0216, 4.000%, 08/01/40	2,701,269	2,806,431
Pool #AB1343, 4.500%, 08/01/40	2,601,708	2,794,248
Pool #AE4192, 4.000%, 10/01/40	3,733,329	3,890,154
Pool #AE0625, 4.000%, 12/01/40	1,272,098	1,327,998
Pool #AL0005, 4.500%, 01/01/41	1,408,571	1,503,766
Pool #AB2694, 4.500%, 04/01/41	1,559,820	1,673,094
Pool #AB3274, 4.500%, 07/01/41	4,563,529	4,892,422
Pool #AL1627, 4.500%, 09/01/41	4,407,997	4,708,534
Pool #AM5397, 3.150%, 04/01/44(c)	623,000	635,460

		210,903,080

SLM Student Loan Trust
Series 2013-6, Cl A1, 0.434%, 02/25/19(a)	6,379,123	6,381,592

Total U.S. Government Agency Mortgages (Cost $334,810,497)		338,660,174

U.S. Treasury Obligations 21.6%
U.S. Treasury Bond 2.7%
3.750%, 11/15/43	29,671,000	30,718,742

U.S. Treasury Note 10.5%
2.750%, 02/15/24	118,084,000	118,342,368

U.S. Treasury Notes 8.4%
0.500%, 06/15/16	90,000	89,944
0.875%, 02/28/17	74,040,000	74,045,775
1.500%, 01/31/19	21,973,000	21,780,736

		95,916,455

Total U.S. Treasury Obligations (Cost $244,235,097)		244,977,565

	Shares or Principal Amount($)	Value($)
Foreign Government Bonds 0.5%
Sovereign 0.5%
Brazilian Government International Bond, 7.125%, 01/20/37	1,218,000	1,460,078
Colombia Government International Bond, 7.375%, 09/18/37	709,000	907,520
Mexico Government International Bond, 5.550%, 01/21/45	3,192,000	3,391,500

Total Foreign Government Bonds (Cost $5,538,866)		5,759,098

Short-Term Investment 0.5%
RidgeWorth Funds Securities Lending Joint Account(h)	5,665,800	5,665,800

Total Short-Term Investment (Cost $5,665,800)		5,665,800

Money Market Fund 3.3%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(i)	37,206,751	37,206,751

Total Money Market Fund (Cost $37,206,751)		37,206,751

Total Investments (Cost $1,153,922,325) — 102.6%		1,165,677,599
Liabilities in Excess of Other Assets — (2.6)%		(29,886,898)

Net Assets — 100.0%		$1,135,790,701

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 19.4% of net assets as of March 31, 2014.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Less than 0.05% of Net Assets.

(f)	Security is in default.

(g)	The security or a partial position of the security was on loan as of March 31, 2014. The total value of securities on loan as of March 31, 2014 was $5,539,511.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — continued

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2014 (See Note 2(k)).

(i)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

ADS	—	American Depositary Shares
GO	—	General Obligation

MTN	—	Medium Term Note
PIK	—	Payment in-kind
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

At March 31, 2014, the Fund’s open credit default swap contracts were as follows:

OTC Credit Default Swap Contract — Buy Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Upfront Payments Made	Value	Unrealized Appreciation
Hillshire Brands Co.(The)	Barclays Bank PLC	$3,000,000	1.000%	03/20/19	10.247%	$(5,887)	$3,709	$9,596

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

OTC Credit Default Swap Contract — Sell Protection

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread	Upfront Payments Received	Value	Unrealized Depreciation
General Electric Capital Corp.	JPMorgan	$5,000,000	1.000%	06/20/19	5.961%	$102,248	$101,398	$(850)

The notional amount represents the maximum potential amount the Fund could be required to make as seller of credit protection if a credit event occurs, as defined under the terms of swap contract, for each security included in the General Electric Capital Corp.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2014.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

OTC Interest Rate Swap Contracts

At March 31, 2014, the Fund’s open interest rate swap contracts were as follows:

Counterparty	Payments Made by Fund	Payments Received by Fund	Notional Amount	Expiration Date	Upfront Payments Made (Received)	Value	Unrealized Appreciation (Depreciation)
JPMorgan	BZDIOVRA-Floating	11.08%-Fixed	BRL 44,516,980	1/2/2017	$—	$(559,592)	$(559,592)
JPMorgan	BZDIOVRA-Floating	11.76-Fixed	BRL 19,028,954	1/2/2017	—	(80,979)	(80,979)
JPMorgan	BZDIOVRA-Floating	12.58-Fixed	BRL 7,064,605	1/2/2017	—	25,665	25,665

					$—	$(614,906)	$(614,906)

BRL	—	Brazilian Real
BZDIOVRA	—	Brazil Interbank

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2014.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Total Return Bond Fund — concluded

Forward Foreign Currency Contracts

At March 31, 2014, the Fund’s open forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation
Short
Euro	JPMorgan	05/12/14	15,209,587	$21,088,311	$20,951,817	$136,494

Total Short Contracts				$21,088,311	$20,951,817	$136,494

Long
Mexican Peso	JPMorgan	04/11/14	742,740,760	$55,585,423	$56,851,506	$1,266,083

Total Long Contracts				$55,585,423	$56,851,506	$1,266,083

As of March 31, 2014, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Power Team Services LLC	$13,514	$9
WR Grace & Co.	46,053	(11)

	$59,567	$(2)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 9.4%
Automobiles 4.4%
Ally Auto Receivables Trust, Series 2010-4, Cl A4, 1.350%, 12/15/15	725,203	727,170
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	520,000	520,231
Ford Credit Auto Owner Trust, Series 2010-B, Cl A4, 1.580%, 09/15/15	68,448	68,635
Harley-Davidson Motorcycle Trust, Series 2011-1, Cl A3, 0.960%, 05/16/16	203,547	203,718
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A3, 1.110%, 09/15/16	260,501	261,034
Honda Auto Receivables Owner Trust, Series 2014-1, Cl A2, 0.410%, 09/21/16	400,000	399,741
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4, 1.300%, 02/15/18	1,700,000	1,716,240
Mercedes-Benz Auto Lease Trust, Series 2013-A, Cl A3, 0.590%, 02/15/16	1,340,000	1,341,095
Nissan Auto Receivables Owner Trust, Series 2013-A, Cl A2, 0.370%, 09/15/15	120,529	120,528

		5,358,392

Credit Card 3.7%
Chase Issuance Trust, Series 2014-A1, Cl A1, 1.150%, 01/15/19	1,300,000	1,299,987
Citibank Credit Card Issuance Trust, Series 2013-A10, Cl A10, 0.730%, 02/07/18	1,300,000	1,301,932
Discover Card Master Trust, Series 2012-A3, Cl A, 0.860%, 11/15/17	1,875,000	1,883,715

		4,485,634

Other 0.8%
John Deere Owner Trust, Series 2011-A, Cl A4, 1.960%, 04/16/18	950,167	953,420

Student Loan Asset Backed Security 0.5%
SLM Student Loan Trust, Series 2013-5, Cl A1, 0.414%, 05/25/18(a)	684,370	684,734

Total Asset-Backed Securities (Cost $11,478,034)		11,482,180

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 30.2%
Agency Collateralized Mortgage Obligations 7.5%
Federal Home Loan Mortgage Corporation
Series 3792, Cl DF, REMIC, 0.555%, 11/15/40(a)(b)	1,647,774	1,655,040
Series 3824, Cl FA, REMIC, 0.305%, 03/15/26(a)	933,857	932,564

		2,587,604

Federal National Mortgage Association
Series 2005-92, Cl UF, 0.504%, 10/25/25(a)	216,774	217,602
Series 2007-109, Cl NF, 0.704%, 12/25/37(a)(b)	748,760	754,135
Series 2007-54, Cl KF, 0.464%, 06/25/37(a)	432,470	431,966
Series 2009-37, Cl HA, 4.000%, 04/25/19	76,335	79,820
Series 2010-134, Cl BF, 0.584%, 10/25/40(a)(b)	946,363	948,090
Series 2011-M1, Cl FA, 0.604%, 06/25/21(a)(b)	1,494,429	1,503,735
Series 2013-M5, Cl ASQ2, 0.595%, 08/25/15	1,463,883	1,466,487

		5,401,835

NCUA Guaranteed Notes
Series 2011-R5, Cl 1A, 0.536%, 04/06/20(a)	606,136	607,356
Series 2011-R6, Cl 1A, 0.536%, 05/07/20(a)	531,754	532,340

		1,139,696

		9,129,135

Agency Collateralized Planned Amortization Class Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corporation
Series 3200, Cl FP, 0.355%, 08/15/36(a)	362,727	360,809

Federal National Mortgage Association
Series 2005-42, Cl PF, 0.354%, 05/25/35(a)	203,811	203,881

		564,690

Commercial Mortgage Backed Securities 22.0%
Banc of America Commercial Mortgage, Inc.
Series 2004-3, Cl A5, 5.380%, 06/10/39(a)(b)	385,088	385,007

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2004-6, Cl AJ, 4.870%, 12/10/42(a)(b)	1,535,000	1,569,782
Series 2005-2, Cl AM, 4.913%, 07/10/43(a)	185,000	192,936

		2,147,725

Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Cl A4, 5.201%, 12/11/38	1,715,000	1,871,466

Commercial Mortgage Trust
Series 2005-C6, Cl A5A, 5.116%, 06/10/44(a)	986,368	1,029,326
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(a)	405,000	423,083

		1,452,409

Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Cl A3, 5.792%, 06/15/38(a)	822,043	890,807
Series 2006-C5, Cl A3, 5.311%, 12/15/39	1,580,000	1,711,685

		2,602,492

FDIC Structured Sale Guaranteed Notes
Series 2011-C1, Cl A, 1.840%, 04/25/31(a)(b)(c)	368,084	369,718

Federal National Mortgage Association
Series 2013-M11, Cl A, 1.500%, 01/25/18	2,166,558	2,186,960

GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Cl A4, 4.547%, 12/10/41	284,071	284,749
Series 2005-C1, Cl AM, 4.754%, 05/10/43	1,681,925	1,743,371

		2,028,120

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-CBX, Cl A5, 4.654%, 01/12/37(b)	951,762	953,231
Series 2005-LDP1, Cl A4, 5.038%, 03/15/46(a)	1,249,111	1,275,276

		2,228,507

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Cl A4, 4.404%, 01/12/39	44,859	44,840
Series 2005-LDP3, Cl A4A, 4.936%, 08/15/42(a)	318,570	331,554

		376,394

LB Commercial Mortgage Trust
Series 1998-C4, Cl G, 5.600%, 10/15/35(c)	243,485	245,301

LB-UBS Commercial Mortgage Trust
Series 2004-C4, Cl A4, 6.000%, 06/15/29(a)	20,240	20,254
Series 2004-C7, Cl A6, 4.786%, 10/15/29(a)(b)	1,395,756	1,406,066
Series 2006-C7, Cl A3, 5.347%, 11/15/38	1,020,000	1,118,287

		2,544,607

Merrill Lynch Mortgage Trust
Series 2005-CKI1, Cl A6, 5.283%, 11/12/37(a)	1,463,460	1,537,612

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	1,238,137	1,239,741
Series 2014-C14, Cl A1, 1.250%, 02/15/47	439,593	438,162

		1,677,903

Morgan Stanley Capital I
Series 2004-IQ7, Cl A4, 5.427%, 06/15/38(a)	232,412	232,318

Morgan Stanley Capital I Trust
Series 2006-IQ12, Cl A1A, 5.319%, 12/15/43	533,469	582,669
Series 2006-T23, Cl A4, 5.811%, 08/12/41(a)	1,645,000	1,792,186

		2,374,855

Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Cl A7, 5.118%, 07/15/42(a)	353,198	368,996
Series 2005-C21, Cl A4, 5.240%, 10/15/44(a)	953,973	1,003,909
Series 2005-C22, Cl A4, 5.289%, 12/15/44(a)(b)	1,500,000	1,588,363

		2,961,268

		26,837,655

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Whole Loan Collateral Mortgage Obligation 0.3%
Banc of America Mortgage Securities, Inc.
Series 2003-F, Cl 1A1, 2.623%, 07/25/33(a)(b)	386,396	367,796

Total Collateralized Mortgage Obligations (Cost $36,856,546)		36,899,276

Corporate Bonds 46.2%
Advertising 0.5%
Omnicom Group, Inc., 5.900%, 04/15/16	505,000	552,426

Auto Manufacturers 3.0%
Daimler Finance North America LLC, 1.098%, 08/01/18(a)(c)	1,665,000	1,682,719
PACCAR Financial Corp., 0.835%, 12/06/18, MTN(a)	445,000	447,459
Volkswagen International Finance, 0.676%, 11/18/16(a)(c)	785,000	786,232
Volkswagen International Finance, 1.150%, 11/20/15(c)	750,000	754,616

		3,671,026

Banks 12.3%
Bank of America Corp., 1.054%, 03/22/16, MTN(a)	725,000	730,033
Bank of America Corp., 5.300%, 09/30/15, Series B, MTN	865,000	918,868
Bank of Nova Scotia, 0.428%, 02/19/15	405,000	405,689
Branch Banking & Trust Co., 0.553%, 09/13/16(a)	900,000	894,692
Branch Banking & Trust Co., 0.666%, 12/01/16(a)	615,000	617,271
Capital One Financial Corp., 0.877%, 11/06/15(a)	740,000	742,275
Citigroup, Inc., 1.350%, 03/10/17	890,000	885,698
Fifth Third Bank, 0.900%, 02/26/16	1,130,000	1,131,419
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	955,000	1,081,525
HSBC USA, Inc., 2.375%, 02/13/15	1,465,000	1,489,986
JPMorgan Chase & Co., 0.854%, 02/26/16, MTN(a)	725,000	728,477
JPMorgan Chase & Co., 5.150%, 10/01/15	635,000	673,894
JPMorgan Chase & Co., 6.125%, 06/27/17(b)	295,000	334,405

	Shares or Principal Amount($)	Value($)
Banks—continued
Morgan Stanley, 1.485%, 02/25/16(a)	720,000	730,345
Morgan Stanley, 5.375%, 10/15/15	465,000	495,730
PNC Funding Corp., 2.700%, 09/19/16	1,085,000	1,127,714
Wachovia Bank NA, 0.563%, 03/15/16, MTN(a)	1,081,000	1,079,133
Wells Fargo & Co., 1.250%, 07/20/16	860,000	867,216

		14,934,370

Beverages 0.4%
Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/16	425,000	440,537

Biotechnology 0.4%
Gilead Sciences, Inc., 2.400%, 12/01/14	525,000	531,328

Chemicals 1.5%
Ecolab, Inc., 2.375%, 12/08/14	735,000	744,197
Sherwin-Williams Co. (The), 3.125%, 12/15/14	1,065,000	1,083,901

		1,828,098

Commercial Services 0.5%
ERAC USA Finance LLC, 1.400%, 04/15/16(c)	590,000	592,955

Computers 0.5%
Hewlett-Packard Co., 3.000%, 09/15/16(b)	555,000	579,457

Distribution/Wholesale 0.6%
Glencore Funding LLC, 1.394%, 05/27/16(a)(c)	745,000	745,976

Diversified Financial Services 4.1%
American Express Credit Corp., 0.746%, 07/29/16(a)	1,175,000	1,182,890
Ford Motor Credit Co. LLC, 1.018%, 01/17/17, Series 00, MTN(a)	550,000	553,034
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	665,000	733,980
General Electric Capital Corp., 0.892%, 07/12/16, MTN(a)	1,435,000	1,448,318
Hyundai Capital America, 1.875%, 08/09/16(c)	495,000	500,594
Woodside Finance Ltd., 4.500%, 11/10/14(b)(c)	665,000	680,186

		5,099,002

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electric 2.4%
Constellation Energy Group, Inc., 4.550%, 06/15/15	695,000	725,200
Duke Energy Ohio, Inc., 0.375%, 03/06/15(a)	280,000	280,246
NextEra Energy Capital Holdings, Inc., 1.611%, 06/01/14(b)	387,000	387,741
NextEra Energy Capital Holdings, Inc., 2.600%, 09/01/15	411,000	420,890
Nisource Finance Corp., 5.400%, 07/15/14	600,000	608,091
PSEG Power LLC, 2.750%, 09/15/16	480,000	498,854

		2,921,022

Electronics 0.6%
Amphenol Corp., 4.750%, 11/15/14	700,000	717,497

Food 0.5%
Kraft Foods Group, Inc., 1.625%, 06/04/15	610,000	616,844

Healthcare-Services 3.4%
Aetna, Inc., 1.750%, 05/15/17	590,000	595,780
Providence Health & Services-Washington, 1.033%, 10/01/16(a)	1,520,000	1,512,225
UnitedHealth Group, Inc., 1.875%, 11/15/16	565,000	577,734
UnitedHealth Group, Inc., 4.875%, 03/15/15	545,000	567,994
WellPoint, Inc., 5.000%, 12/15/14	899,000	927,097

		4,180,830

Housewares 0.4%
Newell Rubbermaid, Inc., 2.000%, 06/15/15	520,000	526,309

Insurance 4.4%
ACE INA Holdings, Inc., 5.875%, 06/15/14(b)	650,000	656,942
Metropolitan Life Global Funding I, 0.769%, 07/15/16(a)(c)	1,000,000	1,006,595
Metropolitan Life Global Funding I, 1.700%, 06/29/15(c)	220,000	222,900
New York Life Global Funding, 1.125%, 03/01/17(c)	1,000,000	995,608
Principal Life Global Funding II, 1.125%, 02/24/17(c)	805,000	799,903

	Shares or Principal Amount($)	Value($)
Insurance—continued
Prudential Covered Trust 2012-1, 2.997%, 09/30/15(c)	1,596,000	1,638,272

		5,320,220

Media 2.6%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.750%, 10/01/14	475,000	484,287
NBCUniversal Enterprise, Inc., 0.776%, 04/15/16(a)(c)	1,780,000	1,784,767
Time Warner Cable, Inc., 7.500%, 04/01/14	115,000	115,000
Viacom, Inc., 1.250%, 02/27/15	725,000	729,353

		3,113,407

Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	735,000	732,890
Rio Tinto Finance USA Ltd., 8.950%, 05/01/14	710,000	714,755

		1,447,645

Oil & Gas 2.2%
BP Capital Markets PLC, 0.865%, 09/26/18(a)	1,450,000	1,462,206
Devon Energy Corp., 0.683%, 12/15/15(a)	340,000	340,407
Ensco PLC, 3.250%, 03/15/16	340,000	354,533
Marathon Oil Corp., 0.900%, 11/01/15(b)	573,000	574,075

		2,731,221

Pharmaceuticals 0.5%
McKesson Corp., 1.292%, 03/10/17	205,000	204,489
McKesson Corp., 2.284%, 03/15/19	375,000	371,912

		576,401

Pipelines 2.4%
Enbridge, Inc., 0.883%, 10/01/16(a)	195,000	195,578
Enbridge, Inc., 5.800%, 06/15/14	365,000	368,881
Energy Transfer Partners LP, 5.950%, 02/01/15	690,000	719,368
Enterprise Products Operating LLC, 3.200%, 02/01/16	535,000	556,756
Kinder Morgan Energy Partners LP, 3.500%, 03/01/16	545,000	567,765
Spectra Energy Partners LP, 2.950%, 06/15/16	488,000	507,131

		2,915,479

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust 0.3%
Simon Property Group LP, 4.200%, 02/01/15	385,000	393,073

Software 0.2%
Fiserv, Inc., 3.125%, 10/01/15	290,000	298,768

Telecommunication Services 0.9%
American Tower Corp., 4.500%, 01/15/18(b)	670,000	722,553
Verizon Communications, Inc., 1.763%, 09/15/16(a)	90,000	92,581
Verizon Communications, Inc., 2.550%, 06/17/19	325,000	326,877

		1,142,011

Toys/Games/Hobbies 0.4%
Hasbro, Inc., 6.125%, 05/15/14	470,000	472,975

Total Corporate Bonds (Cost $56,238,690)		56,348,877

Municipal Bond 1.2%
South Carolina 1.2%
South Carolina State Public Service Authority, Series D, RB, 1.255%, 06/01/16(a)	1,490,000	1,497,405

Total Municipal Bond (Cost $1,490,000)		1,497,405

U.S. Government Agency Mortgages 9.7%
Federal Home Loan Mortgage Corporation
Pool #1Q1404, 2.369%, 01/01/37(a)	891,802	945,983
Pool #848852, 2.499%, 08/01/37(a)	1,342,804	1,425,117

		2,371,100

Federal National Mortgage Association
Pool #387206, 5.500%, 01/01/15	1,237,259	1,254,537
Pool #745935, 5.682%, 08/01/16	1,596,043	1,728,875
Pool #745889, 5.970%, 08/01/16	283,085	312,207
Pool #469408, 0.907%, 11/01/18(a)(b)	2,774,302	2,770,449
Pool #635082, 2.249%, 05/01/32(a)	63,353	66,645
Pool #995542, 2.304%, 02/01/36(a)(b)	442,315	469,812
Pool #AL0968, 2.410%, 12/01/36(a)	381,659	405,924

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AD0380, 2.353%, 10/01/37(a)(b)	583,072	617,713
Pool #AL0966, 2.405%, 11/01/37(a)	453,147	479,624
Pool #AL0967, 2.359%, 04/01/38(a)	601,158	639,206
Pool #889807, 2.420%, 08/01/38(a)	691,625	738,599

		9,483,591

Total U.S. Government Agency Mortgages (Cost $11,661,006)		11,854,691

U.S. Treasury Obligation 0.5%
U.S. Treasury Note 0.5%
1.375%, 09/30/18	620,000	614,430

Total U.S. Treasury Obligation (Cost $614,201)		614,430

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%(d)	801,527	801,527

Total Money Market Fund (Cost $801,527)		801,527

Total Investments (Cost $119,140,004) — 97.9%		119,498,386
Other Assets in Excess of Liabilities — 2.1%		2,554,716

Net Assets — 100.0%		$122,053,102

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 10.5% of net assets as of March 31, 2014.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Ultra-Short Bond Fund — concluded

Open Futures Contracts

At March 31, 2014, the Fund’s open futures contracts was as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Appreciation
U.S. Treasury 5 Year Note	Short	$(5,375,586)	June 2014	45	$22,695

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Fund

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 97.9%
U.S. Treasury Bonds 20.0%
7.125%, 02/15/23	1,551,000	2,117,599
6.000%, 02/15/26	226,000	297,155
4.500%, 02/15/36	967,000	1,135,016
3.750%, 11/15/43	1,112,000	1,151,267

		4,701,037

U.S. Treasury Notes 77.9%
0.750%, 06/15/14	600,000	600,844
0.375%, 11/15/15	2,692,000	2,696,100
0.500%, 06/15/16	3,465,000	3,462,834
1.000%, 03/31/17	2,780,000	2,786,950
0.750%, 03/31/18	4,920,000	4,798,151
1.500%, 01/31/19	1,540,000	1,526,525
2.625%, 08/15/20	2,360,000	2,426,927

		18,298,331

Total U.S. Treasury Obligations (Cost $22,874,015)		22,999,368

Money Market Fund 6.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	1,447,761	1,447,761

Total Money Market Fund (Cost $1,447,761)		1,447,761

Total Investments (Cost $24,321,776) —104.0%		24,447,129
Liabilities in Excess of Other Assets — (4.0)%		(945,687)

Net Assets — 100.0%		$23,501,442

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.1%
Student Loan Asset Backed Security 0.1%
SMS Student Loan Trust, Series 1999-B, Cl A2, 0.475%, 04/30/29(a)	1,544,159	1,542,460

Total Asset-Backed Securities (Cost $1,541,726)		1,542,460

Collateralized Mortgage Obligations 33.4%
Agency Collateralized Support Mortgage Obligations 0.0%(b)
Federal National Mortgage Association
Series 1994-22, Cl F, REMIC, 1.354%, 01/25/24(a)	521,847	536,849

Agency Collateralized Mortgage Obligations 19.0%
Federal Home Loan Bank
Series Y2-2015, Cl 1, 2.600%, 04/20/15	2,189,169	2,228,272

Federal Home Loan Mortgage Corporation
Series 3000, Cl FG, 0.455%, 07/15/25(a)	2,671,226	2,675,842
Series 3065, Cl DF, REMIC, 0.535%, 04/15/35(a)	37,545,651	37,586,312
Series 3135, Cl FC, 0.455%, 04/15/26(a)	2,983,528	2,990,259
Series 3232, Cl KF, 0.605%, 10/15/36(a)	3,157,740	3,166,932
Series 3264, Cl FB, 0.525%, 01/15/37(a)	1,702,715	1,702,887
Series 3320, Cl FC, 0.325%, 05/15/37(a)	6,052,492	6,047,148
Series 3450, Cl AF, 0.865%, 05/15/38(a)	2,005,819	2,029,993
Series 3511, Cl FA, 1.155%, 02/15/39(a)	7,528,737	7,703,464
Series 3574, Cl MA, 4.000%, 09/15/21	1,970,337	2,017,850
Series 3593, Cl F, 0.659%, 03/15/36(a)	5,762,125	5,836,843
Series 3792, Cl DF, REMIC, 0.555%, 11/15/40(a)	4,234,602	4,253,276
Series 3812, Cl BE, 2.750%, 09/15/18	5,181,754	5,340,579
Series 3824, Cl FA, REMIC, 0.305%, 03/15/26(a)	14,290,508	14,270,715
Series 3838, Cl LE, REMIC, 3.500%, 04/15/22	7,213,302	7,528,805
Series K501, Cl A1, 1.337%, 06/25/16	1,712,465	1,720,051

		104,870,956

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Federal National Mortgage Association
Series 2005-40, Cl FB, 0.404%, 05/25/35(a)	2,162,713	2,163,878
Series 2005-92, Cl UF, 0.504%, 10/25/25(a)	2,580,307	2,590,156
Series 2006-84, Cl FQ, 0.704%, 09/25/36(a)	3,284,000	3,307,619
Series 2007-102, Cl FA, 0.724%, 11/25/37(a)	4,234,456	4,268,450
Series 2007-109, Cl NF, 0.704%, 12/25/37(a)	10,265,936	10,339,635
Series 2007-2, Cl FM, 0.404%, 02/25/37(a)	2,011,410	2,006,761
Series 2007-30, Cl WF, 0.394%, 04/25/37(a)	11,566,199	11,531,153
Series 2007-4, Cl DF, 0.599%, 02/25/37(a)	1,388,229	1,388,436
Series 2007-54, Cl KF, 0.464%, 06/25/37(a)	5,582,797	5,576,293
Series 2007-88, CI JF, 0.704%, 04/25/37(a)	7,227,023	7,277,070
Series 2009-37, Cl HA, 4.000%, 04/25/19	199,965	209,095
Series 2010-134, Cl BF, 0.584%, 10/25/40(a)	10,167,391	10,185,937
Series 2010-42, Cl AF, 0.754%, 05/25/40(a)	6,174,995	6,224,994
Series 2011-38, Cl AH, 2.750%, 05/25/20	4,072,560	4,195,837
Series 2011-M1, Cl FA, 0.604%, 06/25/21(a)	32,034,749	32,234,230
Series 2012-142, Cl AC, REMIC, 2.000%, 12/25/42	9,994,074	9,870,047
Series 2012-M11, Cl FA, 0.613%, 08/25/19(a)	11,977,158	11,996,813
Series 2012-M9, Cl ASQ2, 1.513%, 12/25/17	4,835,081	4,820,808
Series 3726, Cl DE, REMIC, 1.500%, 08/15/20	3,386,123	3,421,021

		133,608,233

Mortgage-Linked Amortizing Notes
Series 2012-1, Cl A10, 2.060%, 01/15/22	9,873,768	9,943,881

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 0.606%, 10/07/20(a)	24,052,375	24,193,731
Series 2010-R1, Cl 2A, 1.840%, 10/07/20	7,877,829	7,942,711

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2011-C1, Cl 2A, 0.686%, 03/09/21(a)	22,507,250	22,614,947
Series 2011-R1, Cl 1A, 0.606%, 01/08/20(a)	15,662,676	15,742,885
Series 2011-R2, Cl 1A, 0.556%, 02/06/20(a)	28,516,941	28,616,522
Series 2011-R4, Cl 1A, 0.536%, 03/06/20(a)	24,353,958	24,416,450
Series 2011-R5, Cl 1A, 0.536%, 04/06/20(a)	430	430
Series 2011-R6, Cl 1A, 0.536%, 05/07/20(a)	4,258,548	4,263,241

		127,790,917

		378,442,259

Agency Collateralized Planned Amortization Class Mortgage Obligations 3.2%
Federal Home Loan Mortgage Corporation
Series 3200, Cl FP, 0.355%, 08/15/36(a)	5,372,108	5,343,695
Series 3925, Cl FD, REMIC, 0.605%, 07/15/40(a)	3,472,748	3,485,740
Series 4080, Cl NF, REMIC, 0.405%, 05/15/32(a)	14,567,828	14,593,817

		23,423,252

Federal National Mortgage Association
Series 2003-73, Cl DF, 0.604%, 10/25/32(a)	2,183,325	2,192,927
Series 2005-42, Cl PF, 0.354%, 05/25/35(a)	2,897,707	2,898,707
Series 2005-57, Cl EG, 0.454%, 03/25/35(a)	2,450,969	2,454,464
Series 2006-123, Cl PF, 0.414%, 01/25/37(a)	8,689,490	8,661,293
Series 2006-79, Cl GF, 0.554%, 08/25/36(a)	19,023,435	19,055,337
Series 2008-24, Cl PF, REMIC, 0.804%, 02/25/38(a)	3,809,927	3,856,827

		39,119,555

Government National Mortgage Association
Series 2009-69, Cl PV, REMIC, 4.000%, 08/20/39	1,722,242	1,810,119

		64,352,926

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities 11.2%
FDIC Structured Sale Guaranteed Notes
Series 2011-C1, Cl A, 1.840%, 04/25/31(a)(c)	7,790,053	7,824,641

Federal Home Loan Mortgage Corporation
Series K003, Cl A3, 4.324%, 12/25/15	72,553	76,470
Series K502, Cl A2, 1.426%, 08/25/17	50,000	50,248
Series K701, Cl A1, 2.776%, 06/25/17	47,969	49,452
Series K705, Cl A1, 1.626%, 07/25/18	2,807,098	2,830,667
Series KF01, Cl A, 0.504%, 04/25/19(a)	13,075,762	13,061,941
Series KF02, Cl A1, 0.534%, 07/25/20(a)	19,295,508	19,343,129
Series KF02, Cl A2, 0.704%, 07/25/20(a)	9,647,754	9,661,550
Series KF02, Cl A3, 0.784%, 07/25/20(a)	9,647,754	9,660,151

		54,733,608

Federal National Mortgage Association
Series 2009-M1, Cl A1, 3.400%, 07/25/19	6,877,922	7,175,873
Series 2010-M4, Cl A1, 2.520%, 06/25/20	1,220,666	1,243,487
Series 2012-M13, Cl ASQ2, 1.246%, 08/25/17	145,267	145,060
Series 2012-M14, Cl ASQ2, 1.114%, 02/25/17	55,000	54,761
Series 2012-M17, Cl ASQ2, 0.953%, 11/25/15	20,457,955	20,590,359
Series 2013-M1, Cl ASQ2, 1.074%, 11/25/16	19,718,230	19,782,748
Series 2013-M11, Cl A, 1.500%, 01/25/18	9,693,770	9,785,057
Series 2013-M11, Cl FA, 0.484%, 01/25/18(a)	394,445	394,715
Series 2013-M12, Cl A, 1.532%, 10/25/17	38,519,006	38,658,252
Series 2013-M13, Cl FA, 0.504%, 05/25/18(a)	24,119,274	24,188,690
Series 2013-M14, Cl FA, 0.504%, 08/25/18(a)	27,129,624	27,227,671
Series 2013-M3, Cl ASQ2, 1.083%, 02/25/16	88,491	89,088
Series 2013-M4, Cl ASQ2, 1.451%, 02/25/18	75,000	74,473

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2013-M7, Cl ASQ2, 1.233%, 03/26/18	120,000	119,412
Series 2014-M3, Cl ASQ2, 0.558%, 03/25/16	11,200,000	11,196,987

		160,726,633

		223,284,882

Total Collateralized Mortgage Obligations (Cost $664,827,811)		666,616,916

U.S. Government Agency Mortgages 65.5%
Federal Home Loan Mortgage Corporation
Pool #G14516, 3.500%, 05/01/27	11,798,117	12,345,260
Pool #972122, 2.100%, 06/01/33(a)	35,926	37,017
Pool #847615, 2.537%, 07/01/33(a)	5,962,580	6,391,582
Pool #781028, 2.349%, 11/01/33(a)	3,122,328	3,322,204
Pool #1B8683, 2.598%, 04/01/34(a)	17,986,910	19,156,735
Pool #848744, 2.466%, 05/01/34(a)	24,615,746	26,098,511
Pool #847498, 2.460%, 06/01/34(a)	101,757	108,441
Pool #847308, 2.441%, 07/01/34(a)	219,084	232,553
Pool #1B1889, 2.540%, 07/01/34(a)	23,180,052	24,703,217
Pool #847991, 2.350%, 03/01/35(a)	12,084,416	12,832,786
Pool #848736, 2.400%, 05/01/35(a)	38,951,107	41,158,425
Pool #1H1484, 2.090%, 06/01/35(a)	161,837	171,318
Pool #848797, 2.489%, 07/01/35(a)	4,992,071	5,289,378
Pool #1L0256, 2.375%, 11/01/35(a)	5,380,002	5,731,884
Pool #1Q0025, 2.415%, 02/01/36(a)	4,687,422	4,992,568
Pool #1H2602, 2.350%, 03/01/36(a)	4,843,603	5,159,646
Pool #1N0169, 1.996%, 07/01/36(a)	705,404	750,989
Pool #1Q1407, 2.373%, 07/01/36(a)	13,733,305	14,633,626
Pool #848747, 2.582%, 07/01/36(a)	23,270,161	24,868,073

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #848795, 2.530%, 10/01/36(a)	2,473,853	2,632,393
Pool #848569, 2.373%, 11/01/36(a)	19,575,179	20,685,611
Pool #848133, 2.375%, 11/01/36(a)	1,687,368	1,797,714
Pool #1G2585, 2.850%, 12/01/36(a)	171,504	183,168
Pool #1Q1404, 2.369%, 01/01/37(a)	17,067,662	18,104,590
Pool #1J0331, 2.633%, 03/01/37(a)	716,938	767,372
Pool #1Q1195, 2.316%, 05/01/37(a)	20,798,648	22,165,458
Pool #848796, 2.483%, 05/01/37(a)	39,650,024	42,054,814
Pool #1Q1282, 2.136%, 07/01/37(a)	4,846,026	5,150,306
Pool #1N1664, 2.395%, 07/01/37(a)	5,769,702	6,165,185
Pool #1J0533, 2.617%, 07/01/37(a)	32,911	35,490
Pool #848852, 2.499%, 08/01/37(a)	28,689,325	30,447,977
Pool #1Q0652, 2.331%, 02/01/38(a)	2,878,449	3,063,267
Pool #1Q1405, 2.512%, 04/01/39(a)	5,760,226	6,121,867
Pool #1Q1420, 2.586%, 09/01/39(a)	23,863,300	25,484,462
Pool #1B4755, 3.526%, 06/01/40(a)	5,774,014	6,148,531

		398,992,418

Federal National Mortgage Association
Pool #386925, 4.360%, 04/01/14	410,865	412,062
Pool #462846, 4.150%, 07/01/14	1,767,637	1,768,642
Pool #735028, 5.770%, 09/01/14	2,697,725	2,705,109
Pool #735387, 4.908%, 04/01/15	137,362	140,573
Pool #735953, 4.997%, 08/01/15	14,133	14,685
Pool #462011, 5.155%, 08/01/15	137,542	141,771
Pool #465821, 2.900%, 09/01/15	1,036,142	1,059,282
Pool #387590, 4.900%, 09/01/15	1,941,420	2,025,421

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #462018, 5.365%, 09/01/15	434,523	449,954
Pool #466111, 2.030%, 10/01/15	11,220,336	11,258,825
Pool #466534, 2.040%, 11/01/15	1,295,000	1,315,651
Pool #745100, 4.849%, 11/01/15	6,731,223	7,025,234
Pool #462085, 5.315%, 11/01/15	4,646,230	4,888,070
Pool #387740, 5.245%, 12/01/15	1,143,185	1,209,695
Pool #467123, 2.760%, 01/01/16	12,500,000	12,826,856
Pool #467141, 2.780%, 01/01/16	6,766,187	6,954,823
Pool #467080, 3.090%, 01/01/16	15,270,000	15,699,388
Pool #467200, 3.360%, 01/01/16	4,760,992	4,759,835
Pool #745504, 5.132%, 02/01/16	3,670,354	3,885,536
Pool #745530, 5.273%, 04/01/16	125,876	134,393
Pool #467607, 3.090%, 05/01/16	4,872,065	5,039,590
Pool #995887, 4.499%, 05/01/16	23,332	24,616
Pool #745727, 5.261%, 05/01/16	4,676,545	4,922,609
Pool #468647, 2.260%, 07/01/16	17,930,000	18,420,120
Pool #462237, 5.525%, 07/01/16	155,625	170,907
Pool #745764, 5.732%, 07/01/16	11,436,246	12,480,952
Pool #468795, 2.470%, 08/01/16	15,200,000	15,676,382
Pool #463420, 4.050%, 09/01/16	6,297,759	6,406,591
Pool #888015, 5.538%, 11/01/16	521,734	568,689
Pool #469673, 2.080%, 12/01/16	5,208,627	5,335,113
Pool #469807, 2.250%, 12/01/16	67,097	69,100
Pool #874196, 5.360%, 12/01/16	730,000	801,394
Pool #470340, 2.090%, 01/01/17	4,476,079	4,583,527

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #735745, 4.998%, 01/01/17	636,071	648,447
Pool #464600, 3.735%, 02/01/17	940,660	994,564
Pool #470775, 2.300%, 03/01/17	57,894	59,061
Pool #471016, 1.700%, 04/01/17	50,000	50,835
Pool #874903, 5.520%, 05/01/17	964,718	1,068,558
Pool #889232, 5.495%, 06/01/17	3,002,654	3,314,922
Pool #466009, 2.840%, 09/01/17	1,034,174	1,080,796
Pool #466487, 2.770%, 11/01/17	2,166,072	2,258,006
Pool #888969, 5.933%, 11/01/17	3,044,017	3,461,917
Pool #467010, 3.520%, 01/01/18	5,623,377	5,991,628
Pool #385912, 5.350%, 02/01/18	5,853,254	6,327,017
Pool #467288, 2.800%, 03/01/18	1,623,095	1,694,712
Pool #AM3464, 1.180%, 05/01/18	17,165,000	16,756,607
Pool #AM3462, 1.360%, 05/01/18	11,795,441	11,469,040
Pool #AL0561, 3.743%, 06/01/18	19,750,763	21,367,430
Pool #469087, 3.450%, 09/01/18	3,761,760	4,003,691
Pool #469334, 0.587%, 10/01/18(a)	5,000,000	4,990,984
Pool #469482, 0.987%, 10/01/18(a)	13,369,494	13,351,640
Pool #469408, 0.907%, 11/01/18(a)	37,928,739	37,876,071
Pool #466263, 2.970%, 11/01/18	6,127,452	6,385,546
Pool #467059, 3.810%, 01/01/19	6,133,596	6,600,774
Pool #958815, 4.506%, 06/01/19	15,750,000	17,248,727
Pool #466804, 0.737%, 12/01/20(a)	13,370,000	13,348,094
Pool #470556, 0.857%, 12/01/20(a)	21,070,000	21,034,172
Pool #469856, 0.947%, 12/01/21(a)(c)	17,690,000	17,667,806

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AM0400, 0.637%, 08/01/22(a)	17,500,000	17,472,380
Pool #AM1102, 0.452%, 10/01/22(a)	26,750,000	26,665,857
Pool #AM1444, 0.422%, 11/01/22(a)	12,882,607	12,842,895
Pool #AM1796, 0.457%, 12/01/22(a)	19,412,754	19,353,962
Pool #AM2292, 0.507%, 01/01/23(a)	36,885,160	36,808,000
Pool #AM2923, 0.497%, 04/01/23(a)	17,335,000	17,293,306
Pool #AP6765, 2.500%, 09/01/27	4,296,069	4,297,060
Pool #AP6769, 2.500%, 09/01/27	1,877,653	1,882,507
Pool #AP6771, 2.500%, 10/01/27	2,790,005	2,790,648
Pool #635082, 2.249%, 05/01/32(a)	72,079	75,824
Pool #604921, 2.123%, 10/01/32(a)	90,202	95,832
Pool #671993, 2.105%, 12/01/32(a)	13,903	14,319
Pool #AE0044, 1.792%, 03/01/33(a)	2,068,853	2,261,841
Pool #689966, 2.260%, 04/01/33(a)	865,871	922,200
Pool #555468, 2.313%, 05/01/33(a)	202,031	215,219
Pool #733703, 2.259%, 08/01/33(a)	2,865,905	3,088,802
Pool #555756, 2.431%, 08/01/33(a)	2,277,543	2,443,021
Pool #725126, 2.625%, 12/01/33(a)	2,276,686	2,428,526
Pool #793025, 1.928%, 07/01/34(a)	849,257	906,034
Pool #AL0222, 2.319%, 07/01/34(a)	14,607,755	15,569,969
Pool #801510, 1.900%, 08/01/34(a)	1,473,281	1,543,683
Pool #794939, 1.760%, 10/01/34(a)	27,368	28,313
Pool #745707, 2.323%, 12/01/34(a)	11,051,650	11,709,125
Pool #810896, 1.899%, 01/01/35(a)	42,636	44,797
Pool #AD0064, 1.935%, 01/01/35(a)	14,489,234	15,224,591

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #809384, 2.215%, 01/01/35(a)	393,220	411,084
Pool #805338, 2.260%, 01/01/35(a)	149,734	156,969
Pool #813718, 2.298%, 01/01/35(a)	10,728,996	11,383,826
Pool #809324, 1.980%, 02/01/35(a)	11,610	12,352
Pool #809772, 2.285%, 02/01/35(a)	285,637	296,838
Pool #820598, 1.827%, 03/01/35(a)	685,886	734,674
Pool #814686, 2.100%, 03/01/35(a)	198,236	203,528
Pool #735545, 2.466%, 03/01/35(a)	3,568,163	3,808,268
Pool #AD7165, 2.002%, 04/01/35(a)	2,306,233	2,434,506
Pool #995609, 2.511%, 04/01/35(a)	2,749,762	2,933,532
Pool #822302, 2.470%, 05/01/35(a)	4,866,571	5,151,104
Pool #821373, 2.343%, 06/01/35(a)	885,136	940,185
Pool #735766, 2.254%, 07/01/35(a)	772,191	832,651
Pool #838958, 2.260%, 08/01/35(a)	1,035,393	1,105,374
Pool #735810, 2.917%, 08/01/35(a)	1,428,909	1,526,269
Pool #817467, 1.913%, 09/01/35(a)	3,202,207	3,402,870
Pool #829334, 2.359%, 09/01/35(a)	64,527	68,473
Pool #AL0505, 2.380%, 11/01/35(a)	12,790,027	13,560,638
Pool #AD0377, 1.949%, 01/01/36(a)	2,948,488	3,141,269
Pool #995540, 2.291%, 01/01/36(a)	9,052,303	9,627,576
Pool #888722, 2.297%, 01/01/36(a)	2,685,770	2,829,675
Pool #995542, 2.302%, 02/01/36(a)	5,237,010	5,562,571
Pool #888782, 2.356%, 03/01/36(a)	2,112,051	2,233,307
Pool #AE0329, 2.246%, 06/01/36(a)	1,749,286	1,855,620
Pool #AL2202, 2.426%, 06/01/36(a)	12,596,067	13,417,974

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AL0854, 2.438%, 06/01/36(a)	8,093,770	8,557,060
Pool #AL1535, 2.587%, 06/01/36(a)	21,993,434	23,479,372
Pool #888859, 2.415%, 10/01/36(a)	988,765	1,037,918
Pool #AA3517, 2.223%, 11/01/36(a)	7,351,867	7,795,045
Pool #745975, 2.257%, 11/01/36(a)	2,765,347	2,959,175
Pool #917290, 2.329%, 11/01/36(a)	3,635,114	3,856,015
Pool #903166, 2.400%, 11/01/36(a)	2,973,690	3,173,926
Pool #909313, 1.950%, 12/01/36(a)	1,588,325	1,690,311
Pool #AL0968, 2.391%, 12/01/36(a)	19,969,400	21,238,971
Pool #905857, 2.460%, 12/01/36(a)	162,339	172,902
Pool #906216, 2.292%, 01/01/37(a)	2,378,268	2,564,511
Pool #888180, 2.319%, 01/01/37(a)	3,211,516	3,398,998
Pool #535990, 2.372%, 04/01/37(a)	649,365	696,826
Pool #AA3518, 2.246%, 05/01/37(a)	8,915,324	9,460,023
Pool #AL0872, 1.914%, 07/01/37(a)	4,797,448	5,114,425
Pool #AL0960, 2.405%, 07/01/37(a)	20,601,249	21,829,975
Pool #995059, 2.384%, 08/01/37(a)	1,938,470	2,063,231
Pool #AL1306, 2.311%, 09/01/37(a)	8,745,033	9,264,013
Pool #AE0427, 2.310%, 10/01/37(a)	8,095,809	8,643,678
Pool #AD0380, 2.353%, 10/01/37(a)	11,091,688	11,750,659
Pool #AE0332, 2.291%, 11/01/37(a)	7,192,117	7,666,861
Pool #AL0966, 2.376%, 11/01/37(a)	7,192,812	7,613,077
Pool #AL0967, 2.359%, 04/01/38(a)	19,047,696	20,253,232
Pool #AL0270, 2.351%, 08/01/38(a)	17,267,400	18,369,032
Pool #889807, 2.411%, 08/01/38(a)	10,231,439	10,926,341

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AE0107, 2.347%, 10/01/38(a)	4,012,125	4,289,938
Pool #AE0279, 2.297%, 11/01/38(a)	1,710,248	1,831,974
Pool #AE0057, 2.320%, 02/01/39(a)	6,746,697	7,180,451
Pool #AE0066, 2.284%, 09/01/39(a)	20,520,672	21,876,937
Pool #725874, 2.345%, 09/01/39(a)	92,848	98,837

		904,689,998

NCUA Guaranteed Notes Trust 2010-A1
Series 2010-A1, Cl A, 0.506%, 12/07/20(a)	2,018,530	2,021,195

Total U.S. Government Agency Mortgages (Cost $1,281,510,474)		1,305,703,611

Total Investments (Cost $1,947,880,011) — 99.0%		1,973,862,987
Other Assets in Excess of Liabilities — 1.0%		19,351,968

Net Assets — 100.0%		$1,993,214,955

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2014.

(b)	Less than 0.05% of Net Assets.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.4% of net assets as of March 31, 2014.

Investment Abbreviations

REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

U.S. Government Securities Ultra-Short Bond Fund — concluded

Open Futures Contracts

At March 31, 2014, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Note	Short	$(59,884,198)	June 2014	500	$407,635
U.S. Treasury 10 Year Note	Short	(24,861,804)	June 2014	200	161,804
90day Euro Future	Long	2,479,409	September 2015	10	(1,534)
90day Euro Future	Long	2,473,284	December 2015	10	(2,159)

					$565,746

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.8%
Alabama 0.5%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	645,000	591,097

California 4.5%
California State, GO, 5.000%, 02/01/20	1,945,000	2,282,419
California State, GO, 5.000%, 09/01/33	3,250,000	3,548,122

		5,830,541

District of Columbia 3.6%
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,449,028
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Series A, RB, 5.125%, 07/01/32	2,000,000	2,148,560

		4,597,588

Georgia 0.9%
Fulton County Water & Sewer Revenue, RB, 5.000%, 01/01/20	1,000,000	1,175,220

Illinois 0.7%
Chicago, Series A, GO, 5.250%, 01/01/33	880,000	896,060

North Carolina 0.8%
North Carolina State Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,030,000	1,056,502

Virginia 84.8%
Arlington County, Series A, GO, 5.000%, 08/01/22, State Aid Withholding	1,500,000	1,810,140
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, NATL-RE	255,000	277,284
Commonwealth of Virginia, Series A, GO, ETM, 5.000%, 06/01/14	2,860,000	2,883,137
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22	3,700,000	4,220,183
Fairfax County Industrial Development Authority, RB, 5.000%, 05/15/37	2,810,000	3,003,103

	Shares or Principal Amount($)	Value($)
Virginia—continued
Fairfax County Industrial Development Authority, Series D, RB, 5.000%, 05/15/27	1,300,000	1,446,133
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, NATL-RE	2,855,000	2,997,921
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23	1,060,000	1,195,807
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24	2,425,000	2,727,689
Hanover County Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	4,155,000	4,522,593
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, AGM	2,215,000	2,421,084
Loudoun County, Series A, GO, 5.000%, 12/01/21	3,585,000	4,247,472
Loudoun County, Series B, GO, 5.000%, 11/01/20	1,000,000	1,168,920
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	1,000,000	1,090,990
Loudoun County Sanitation Authority, RB, 5.000%, 01/01/21	1,125,000	1,339,425
Loudoun County Sanitation Authority, RB, 5.000%, 01/01/22	1,130,000	1,350,723
Loudoun County Sanitation Authority, Water & Sewage, Series A, RB, 5.000%, 01/01/21	2,460,000	2,928,876
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, AGM	2,225,000	2,457,913
Newport News, GO, 5.250%, 07/01/15, State Aid Withholding	3,000,000	3,190,590
Pittsylvania County, Series B, GO, 5.000%, 03/01/21	1,000,000	1,143,330

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Virginia Intermediate Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Virginia—continued
Pittsylvania County, Series B, GO, 5.000%, 03/01/22	1,000,000	1,131,050
Portsmouth, Series D, GO, 5.000%, 07/15/23	1,250,000	1,433,925
Richmond, GO, 5.000%, 07/15/24, Pre-refunded 07/15/2016 @ 100, AGM	1,435,000	1,585,402
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	1,962,474
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,089,050
Suffolk, GO, 5.000%, 06/01/20, State Aid Withholding	1,545,000	1,826,128
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, MSF	3,440,000	3,579,767
Virginia College Building Authority, Educational Facilities Project, Series A, RB, 5.000%, 09/01/17, Pre-refunded 09/01/2016 @ 100, ST INTERCEPT	155,000	171,878
Virginia College Building Authority, Educational Facilities Project, Series A, RB, 5.000%, 09/01/17, ST INTERCEPT	2,845,000	3,127,964
Virginia College Building Authority, Educational Facilities Project, Series A, RB, 5.000%, 02/01/26	2,750,000	3,171,190
Virginia College Building Authority, Educational Facilities Project, Series B, RB, 5.000%, 03/01/21	1,700,000	2,010,522
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21	3,950,000	4,591,599
Virginia Commonwealth Transportation Board, RB, 5.000%, 05/15/20, ST APPROP	1,580,000	1,866,817

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia Commonwealth Transportation Board, RB, 5.000%, 05/15/21	3,500,000	4,145,925
Virginia Commonwealth Transportation Board, RB, 5.000%, 05/15/25, ST APPROP	2,750,000	3,134,395
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,567,164
Virginia Housing Development Authority, Commonwealth Mortgage, Series A-1, RB, 3.650%, 01/01/18, GO of Authority	1,205,000	1,304,617
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/31	1,250,000	1,374,538
Virginia Public Building Authority Facilities, Series B, RB, 5.000%, 08/01/20, ST APPROP	4,000,000	4,646,360
Virginia Public School Authority, RB, 5.000%, 08/01/22, State Aid Withholding	3,400,000	4,052,936
Virginia Public School Authority, Series A, RB, 5.000%, 08/01/27, State Aid Withholding	2,060,000	2,398,005
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, State Aid Withholding	2,000,000	2,258,040
Virginia Resources Authority, RB, 5.000%, 10/01/21	2,865,000	3,439,318
Virginia Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/16	2,030,000	2,258,274
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series A, RB, 5.000%, 11/01/28	3,300,000	3,799,224
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series B, RB, 5.000%, 11/01/20	305,000	363,752

		108,713,627

Total Municipal Bonds (Cost $117,405,010)		122,860,635

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2014

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 3.0%
Federated Virginia Municipal Cash Trust, Institutional Share, 0.01%(b)	3,884,496	3,884,496

Total Money Market Fund (Cost $3,884,496)		3,884,496

Total Investments (Cost $121,289,506) — 98.8%		126,745,131
Other Assets in Excess of Liabilities — 1.2%		1,523,009

Net Assets — 100.0%		$128,268,140

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2014.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2014.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
MSF	—	Mandatory Sinking Fund
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
ST APPROP	—	State Appropriation
ST INTERCEPT	—	State Interception

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Assets:
Total Investments, at Cost	$216,925,905	$38,985,951	$119,835,546	$52,073,463	$1,045,092,489

Total Investments, at Value*	$219,148,622	$39,780,627	$124,555,042	$55,736,966	$1,072,113,853
Cash	3,062	649	1,396	609	—
Interest Receivable	1,016,955	345,888	1,429,161	619,580	15,438,204
Securities Lending Income Receivable	2,922	41	—	—	52,807
Receivable for Capital Shares Issued	106,869	718	88,199	1,692,056	4,095,061
Receivable for Investment Securities Sold	—	2,198,848	2,871,070	2,053,195	23,841,390
Receivable for Investment Securities Sold on a When-issued Basis	—	—	—	1,759,320	3,525,810
Receivable from Investment Adviser	—	—	—	778	—
Prepaid Expenses and Other Assets	13,898	18,783	5,496	9,632	29,155

Total Assets	220,292,328	42,345,554	128,950,364	61,872,136	1,119,096,280

Liabilities:
Payable for Investment Securities Purchased	3,325,265	1,672,404	—	—	26,921,541
Payable for Investment Securities Purchased on a When-issued Basis	1,322,969	442,000	3,354,888	4,972,835	18,232,709
Due to Custodian	—	—	—	—	618,878
Payable for Capital Shares Redeemed	118,395	79,157	289,522	111,168	1,754,836
Payable Upon Return of Securities Loaned	987,000	924,340	—	—	107,621,478
Income Distributions Payable	63,012	3,882	266,069	51,694	393,079
Investment Advisory Fees Payable	53,598	15,061	53,115	22,799	448,588
Compliance and Fund Services Fees Payable	3,210	702	1,865	764	13,484
Distribution and Service Fees Payable	4,250	9,178	527	1,131	49,167
Other Accrued Expenses	80,500	13,055	10,421	7,971	293,128

Total Liabilities	5,958,199	3,159,779	3,976,407	5,168,362	156,346,888

Total Net Assets	$214,334,129	$39,185,775	$124,973,957	$56,703,774	$962,749,392

Net Assets Consist of:
Capital	$216,487,666	$38,609,097	$123,361,538	$53,191,393	$923,448,818
Accumulated Net Investment Income (Loss)	(386,757)	(79,808)	190,597	(7,139)	(363,403)
Accumulated Net Realized Loss from Investments and Swap Transactions	(3,989,497)	(138,190)	(3,297,674)	(143,983)	12,642,613
Net Unrealized Appreciation on Investments	2,222,717	794,676	4,719,496	3,663,503	27,021,364

Net Assets	$214,334,129	$39,185,775	$124,973,957	$56,703,774	$962,749,392

Net Assets:
I Shares	$200,371,313	$28,017,146	$120,834,740	$47,737,153	$783,071,740
A Shares	9,848,217	783,316	4,139,217	8,966,621	157,360,423
C Shares	—	10,385,313	—	—	—
R Shares	4,114,599	—	—	—	22,317,229
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	18,817,607	3,184,731	11,597,271	4,026,607	107,834,805
A Shares	925,110	88,645	396,617	756,056	21,649,413
C Shares	—	1,180,725	—	—	—
R Shares	386,130	—	—	—	3,071,569
Net Asset Value and Redemption Price Per Share:
I Shares	$10.65	$8.80	$10.42	$11.86	$7.26
A Shares	10.65	8.84	10.44	11.86	7.27
C Shares(a)	—	8.80	—	—	—
R Shares	10.66	—	—	—	7.27
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$11.18	$9.28	$10.96	$12.45	$7.63
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $964,859, $903,608, $—, $— and $105,152,854, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Assets:
Total Investments, at Cost	$368,926,756	$635,106,744	$6,632,412	$10,210,578	$36,516,139

Total Investments, at Value*	$371,066,952	$669,109,234	$6,647,865	$10,280,796	$37,835,710
Cash	6,236	8,120	73	146	496
Interest Receivable	1,251,764	7,701,054	1,487	31,167	515,906
Securities Lending Income Receivable	3,070	—	—	—	—
Receivable for Capital Shares Issued	55,431	529,663	—	100	240
Receivable for Investment Securities Sold	—	24,160,053	—	—	1,338,279
Receivable from Investment Adviser	—	—	679	3,977	—
Prepaid Expenses and Other Assets	21,570	17,458	2,386	9,207	5,524

Total Assets	372,405,023	701,525,582	6,652,490	10,325,393	39,696,155

Liabilities:
Payable for Investment Securities Purchased	7,308,848	—	—	100,553	1,426,271
Payable for Investment Securities Purchased on a When-issued Basis	1,085,000	25,457,367	—	—	—
Payable for Capital Shares Redeemed	531,609	1,135,402	—	18,156	2,991
Payable Upon Return of Securities Loaned	2,745,970	—	—	—	—
Income Distributions Payable	153,671	531,467	748	686	74,479
Investment Advisory Fees Payable	79,164	289,990	565	4,326	16,112
Compliance and Fund Services Fees Payable	5,724	10,198	99	166	563
Distribution and Service Fees Payable	788	7,742	—	4,436	109
Other Accrued Expenses	116,164	165,470	991	3,637	3,586

Total Liabilities	12,026,938	27,597,636	2,403	131,960	1,524,111

Total Net Assets	$360,378,085	$673,927,946	$6,650,087	$10,193,433	$38,172,044

Net Assets Consist of:
Capital	$359,872,476	$639,293,773	$7,466,031	$11,002,024	$37,875,254
Accumulated Net Investment Loss	(431,903)	(228,387)	(715)	(15,718)	(63,115)
Accumulated Net Realized Gain (Loss) from Investments Transactions	(1,202,684)	860,070	(830,682)	(863,091)	(959,666)
Net Unrealized Appreciation on Investments	2,140,196	34,002,490	15,453	70,218	1,319,571

Net Assets	$360,378,085	$673,927,946	$6,650,087	$10,193,433	$38,172,044

Net Assets:
I Shares	$356,688,702	$643,828,006	$6,650,087	$3,692,002	$37,311,223
A Shares	3,671,021	30,099,940	—	1,720,935	860,821
C Shares	—	—	—	4,780,496	—
R Shares	18,362	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	36,555,038	53,083,992	676,440	338,703	3,708,086
A Shares	375,907	2,478,779	—	158,206	85,775
C Shares	—	—	—	438,590	—
R Shares	1,882	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.76	$12.13	$9.83	$10.90	$10.06
A Shares	9.77	12.14	—	10.88	10.04
C Shares(a)	—	—	—	10.90	—
R Shares	9.76	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$10.26	$12.75	$ —	$11.16	$10.54
Maximum Sales Charge — A Shares	4.75%	4.75%	—	2.50%	4.75%

*	Investments include securities on loan of $2,685,240, $—, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Short-Term U.S. Treasury Securities Fund
Assets:
Total Investments, at Cost	$9,360,804,666	$1,355,228,209	$42,826,701	$36,650,117	$9,841,049

Total Investments, at Value*	$9,426,906,096	$1,407,837,098	$43,123,979	$36,715,575	$9,877,381
Cash	6,018,097	—	408,002	215	105
Interest Receivable	38,469,174	20,968,862	186,025	188,123	44,893
Securities Lending Income Receivable	—	44,151	—	—	—
Receivable for Capital Shares Issued	15,067,936	644,439	12,064	538	10,906
Receivable for Investment Securities Sold	66,512,365	22,871,902	—	2,798,138	—
Receivable for Investment Securities Sold on a When-issued Basis	209,867,715	—	—	1,179,950	—
Receivable from Investment Adviser	122	—	—	3,052	4,801
Prepaid Expenses and Other Assets	151,722	44,150	14,423	6,026	13,658

Total Assets	9,762,993,227	1,452,410,602	43,744,493	40,891,617	9,951,744

Liabilities:
Payable for Investment Securities Purchased	15,617,983	18,044,338	502,350	—	—
Payable for Investment Securities Purchased on a When-issued Basis	442,348,982	23,965,050	—	4,093,610	—
Due to Custodian	—	934,610	—	—	—
Payable for Capital Shares Redeemed	27,618,439	6,918,852	150,205	21,050	1,801
Payable Upon Return of Securities Loaned	—	115,263,845	—	—	—
Income Distributions Payable	10,506,235	4,219,677	20,048	3,264	57
Investment Advisory Fees Payable	3,123,813	480,528	14,928	10,661	2,971
Compliance and Fund Services Fees Payable	134,071	20,419	645	508	151
Distribution and Service Fees Payable	123,849	15,296	2,071	792	2,439
Other Accrued Expenses	2,722,484	244,711	7,428	9,525	2,848

Total Liabilities	502,195,856	170,107,326	697,675	4,139,410	10,267

Total Net Assets	$9,260,797,371	$1,282,303,276	$43,046,818	$36,752,207	$9,941,477

Net Assets Consist of:
Capital	$9,233,922,252	$1,194,655,064	$44,171,536	$36,522,235	$9,905,068
Accumulated Net Investment Loss	(1,354)	(1,256,315)	(1,583)	(1,449)	(96)
Accumulated Net Realized Gain (Loss) from Investments and Swap Transactions	(39,224,957)	36,295,638	(1,420,413)	165,963	173
Net Unrealized Appreciation on Investments	66,101,430	52,608,889	297,278	65,458	36,332

Net Assets	$9,260,797,371	$1,282,303,276	$43,046,818	$36,752,207	$9,941,477

Net Assets:
I Shares	$8,965,312,014	$1,211,145,810	$38,400,206	$30,852,236	$2,867,960
A Shares	212,335,979	69,920,920	2,747,714	5,899,971	2,088,917
C Shares	83,149,378	—	1,898,898	—	4,984,600
R Shares	—	1,236,546	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	989,204,352	121,720,222	3,858,518	3,088,510	292,187
A Shares	23,432,631	7,193,796	275,377	590,864	213,098
C Shares	9,172,384	—	190,382	—	508,839
R Shares	—	124,350	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.06	$9.95	$9.95	$9.99	$9.82
A Shares	9.06	9.72	9.98	9.99	9.80
C Shares(a)	9.07	—	9.97	—	9.80
R Shares	—	9.94	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$9.29	$10.20	$10.24	$10.25	$10.05
Maximum Sales Charge — A Shares	2.50%	4.75%	2.50%	2.50%	2.50%

*	Investments include securities on loan of $-, $112,825,706, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2014

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$1,153,922,325	$119,140,004	$24,321,776	$1,947,880,011	$121,289,506

Total Investments, at Value*	$1,165,677,599	$119,498,386	$24,447,129	$1,973,862,987	$126,745,131
Cash	593,961	681,949	319	—	1,498
Cash Collateral on Deposit at Broker	—	1,533,781	—	1,530,864	—
Interest Receivable	5,438,930	453,458	58,556	3,506,782	1,466,074
Appreciated Swap Contracts, at Value	130,772	—	—	—	—
Securities Lending Income Receivable	19,230	—	—	—	—
Receivable for Capital Shares Issued	1,398,955	66,974	11,015	1,736,140	492,443
Receivable for Investment Securities Sold	1,172,336	23,700	—	17,929,198	—
Receivable for Investment Securities Sold on a When-issued Basis	3,527,856	—	—	—	—
Unrealized Appreciation on Forward Foreign Currency Contracts	1,402,577	—	—	—	—
Unrealized Appreciation on Futures Contracts	—	22,695	—	569,439	—
Premiums Receivable on Open Swap Contracts	667	—	—	—	—
Receivable from Investment Adviser	290	—	1,917	—	—
Prepaid Expenses and Other Assets	37,577	14,203	9,708	44,754	5,886

Total Assets	1,179,400,750	122,295,146	24,528,644	1,999,180,164	128,711,032

Liabilities:
Payable for Investment Securities Purchased	21,599,697	—	991,830	—	—
Payable for Investment Securities Purchased on a When-issued Basis	13,535,303	—	—	—	—
Due to Custodian	—	—	—	574,800	—
Depreciated Swap Contracts, at Value	640,571	—	—	—	—
Payable for Capital Shares Redeemed	1,443,000	177,118	12,762	4,216,526	131,812
Payable Upon Return of Securities Loaned	5,665,800	—	—	—	—
Income Distributions Payable	96,552	21,019	324	137,272	241,997
Unrealized Depreciation on Futures Contracts	—	—	—	3,693	—
Investment Advisory Fees Payable	233,391	22,978	10,002	319,950	54,725
Compliance and Fund Services Fees Payable	16,930	1,793	356	30,545	1,947
Distribution and Service Fees Payable	39,941	—	1,456	—	1,008
Other Accrued Expenses	338,864	19,136	10,472	682,423	11,403

Total Liabilities	43,610,049	242,044	1,027,202	5,965,209	442,892

Total Net Assets	$1,135,790,701	$122,053,102	$23,501,442	$1,993,214,955	$128,268,140

Net Assets Consist of:
Capital	$1,147,681,391	$124,380,979	$23,611,607	$1,988,631,534	$123,136,631
Accumulated Net Investment Income (Loss)	525,408	(2,435)	(138)	(2,331)	19,233
Accumulated Net Realized Loss from Investments, Futures, Swap and Foreign Currency Transactions	(24,967,789)	(2,706,519)	(235,380)	(21,962,970)	(343,349)
Net Unrealized Appreciation on Investments, Futures, Swaps and Foreign Currency Contracts	12,551,691	381,077	125,353	26,548,722	5,455,625

Net Assets	$1,135,790,701	$122,053,102	$23,501,442	$1,993,214,955	$128,268,140

Net Assets:
I Shares	$1,022,100,545	$122,053,102	$21,191,760	$1,993,214,955	$120,599,754
A Shares	41,134,190	—	866,916	—	7,668,386
C Shares	—	—	1,442,766	—	—
R Shares	72,555,966	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	98,023,122	12,233,514	2,585,609	196,981,713	11,922,755
A Shares	3,818,000	—	105,786	—	758,328
C Shares	—	—	176,060	—	—
R Shares	6,957,031	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.43	$9.98	$8.20	$10.12	$10.12
A Shares	10.77	—	8.19	—	10.11
C Shares(a)	—	—	8.19	—	—
R Shares	10.43	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$11.31	$ —	$8.60	$ —	$10.61
Maximum Sales Charge — A Shares	4.75%	—	4.75%	—	4.75%

*	Investments include securities on loan of $5,539,511, $—, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Investment Income:
Interest Income	$5,967,742	$2,174,133	$4,848,254	$2,089,116	$59,218,090
Dividend Income	106,689	124,790	—	976	611,502
Net Income from Securities Lending	23,533	1,566	—	—	391,962

Total Investment Income	6,097,964	2,300,489	4,848,254	2,090,092	60,221,554

Expenses:
Investment Advisory Fees	726,308	241,714	675,650	294,671	4,783,322
Administration Fees	28,313	5,907	13,274	5,783	87,126
Fund Accounting Fees	22,553	4,971	11,188	5,029	75,000
Transfer Agency Fees	44,240	46,421	13,323	22,324	253,627
Compliance & Fund Services Fees	17,574	3,791	8,561	3,738	55,715
Distribution and Service Fees — A Shares	47,063	5,365	6,444	14,312	433,147
Distribution and Service Fees — C Shares	—	119,908	—	—	—
Distribution and Service Fees — R Shares	22,123	—	—	—	112,160
Shareholder Servicing Fees — I Shares	233,508	9,807	2,415	11,931	1,051,955
Shareholder Servicing Fees — A Shares	10,735	139	111	1,251	69,156
Shareholder Servicing Fees — R Shares	469	—	—	—	16,383
Custodian Fees	20,995	10,316	8,310	7,400	43,208
Printing Fees	29,553	8,359	5,646	4,622	113,110
Registration Fees	51,990	41,991	15,615	33,076	61,978
Trustee Fees	10,963	2,225	5,017	2,201	32,489
Other Fees	29,090	11,115	15,335	9,760	66,230

Total Expenses	1,295,477	512,029	780,889	416,098	7,254,606
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(42)	(5,345)	—	(18,615)	(26,432)

Net Expenses	1,295,435	506,684	780,889	397,483	7,228,174

Net Investment Income	4,802,529	1,793,805	4,067,365	1,692,609	52,993,380

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain (Loss) from:
Investment Transactions	(2,247,406)	168,518	(1,723,221)	(143,983)	24,559,799
Swap Contracts	—	—	—	—	613,061
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,335,675)	(2,208,835)	(3,893,136)	(1,431,114)	(12,580,067)

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	(9,583,081)	(2,040,317)	(5,616,357)	(1,575,097)	12,592,793

Change in Net Assets from Operations	$(4,780,552)	$(246,512)	$(1,548,992)	$117,512	$65,586,173

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	NorthCarolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$9,747,500	$23,087,955	$42,135	$250,265	$1,468,225
Dividend Income	283,281	—	—	—	283
Net Income from Securities Lending	64,548	—	—	—	—

Total Investment Income	10,095,329	23,087,955	42,135	250,265	1,468,508

Expenses:
Investment Advisory Fees	1,465,292	3,869,508	7,186	68,760	229,364
Administration Fees	58,661	77,525	738	1,429	4,493
Fund Accounting Fees	47,736	65,725	573	1,109	3,909
Transfer Agency Fees	76,256	131,735	530	10,681	5,649
Compliance & Fund Services Fees	37,935	49,908	456	874	2,904
Distribution and Service Fees — A Shares	16,318	101,168	—	3,935	1,293
Distribution and Service Fees — C Shares	—	—	—	52,954	—
Distribution and Service Fees — R Shares	124	—	—	—	—
Shareholder Servicing Fees — I Shares	452,937	612,480	—	4,757	569
Shareholder Servicing Fees — A Shares	5,291	13,751	—	507	87
Shareholder Servicing Fees — R Shares	45	—	—	—	—
Custodian Fees	20,144	17,103	4,647	8,474	6,329
Printing Fees	24,953	36,508	1,821	3,543	3,103
Registration Fees	45,680	37,870	8,806	39,470	13,148
Trustee Fees	23,088	29,509	265	514	1,725
Other Fees	52,386	61,652	6,013	7,658	9,219

Total Expenses	2,326,846	5,104,442	31,035	204,665	281,792
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(12)	(32,500)	(8,069)	(56,990)	—

Net Expenses	2,326,834	5,071,942	22,966	147,675	281,792

Net Investment Income	7,768,495	18,016,013	19,169	102,590	1,186,716

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	537,085	860,369	24,325	16,458	(959,666)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(17,001,122)	(20,781,122)	(26,466)	(347,602)	(863,905)

Net Realized and Unrealized Gain (Loss) on Investments	(16,464,037)	(19,920,753)	(2,141)	(331,144)	(1,823,571)

Change in Net Assets from Operations	$(8,695,542)	$(1,904,740)	$17,028	$(228,554)	$(636,855)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Short-Term U.S. Treasury Securities Fund
Investment Income:
Interest Income	$371,081,459	$104,622,256	$1,106,479	$174,553	$86,636
Dividend Income	210,307	422,049	—	466	—
Net Income from Securities Lending	—	419,476	—	—	—

Total Investment Income	371,291,766	105,463,781	1,106,479	175,019	86,636

Expenses:
Investment Advisory Fees	31,631,285	7,071,344	246,437	81,848	36,270
Administration Fees	770,505	163,746	6,398	2,335	1,037
Fund Accounting Fees	663,514	141,311	2,550	1,847	787
Transfer Agency Fees	3,525,372	1,091,270	12,862	7,195	8,392
Compliance & Fund Services Fees	495,410	102,292	3,615	1,448	651
Distribution and Service Fees — A Shares	507,127	152,046	4,841	6,962	3,671
Distribution and Service Fees — C Shares	649,755	—	21,097	—	28,828
Distribution and Service Fees — R Shares	—	8,718	—	—	—
Shareholder Servicing Fees — I Shares	6,731,249	188,269	9,112	13,746	2,858
Shareholder Servicing Fees — A Shares	143,428	12,543	1,052	772	184
Shareholder Servicing Fees — R Shares	—	—	—	—	—
Custodian Fees	1,409,031	61,609	8,164	6,947	6,417
Printing Fees	540,703	125,502	4,904	5,811	2,711
Registration Fees	84,508	59,792	42,722	33,367	40,537
Trustee Fees	285,041	60,293	2,323	828	385
Other Fees	527,200	125,795	15,652	7,587	7,418

Total Expenses	47,964,128	9,364,530	381,729	170,693	140,146
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(122)	—	(1,491)	(39,770)	(62,811)

Net Expenses	47,964,006	9,364,530	380,238	130,923	77,335

Net Investment Income	323,327,760	96,099,251	726,241	44,096	9,301

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain from:
Investment Transactions	11,462,727	67,370,513	714,197	197,237	5,064
Swap Contracts	—	3,172,834	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,274,675)	(65,722,730)	(1,063,778)	(56,592)	(68,118)

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	5,188,052	4,820,617	(349,581)	140,645	(63,054)

Change in Net Assets from Operations	$328,515,812	$100,919,868	$376,660	$184,741	$(53,753)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2014

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$30,449,718	$1,283,718	$360,300	$15,126,272	$4,877,952
Dividend Income	413,943	396	—	713	—
Net Income from Securities Lending	151,145	—	—	—	—

Total Investment Income	31,014,806	1,284,114	360,300	15,126,985	4,877,952

Expenses:
Investment Advisory Fees	2,946,100	281,939	149,883	4,058,773	715,780
Administration Fees	119,837	12,580	3,022	212,959	14,092
Fund Accounting Fees	103,315	10,378	2,517	182,320	11,975
Transfer Agency Fees	278,795	53,081	9,159	505,531	19,378
Compliance & Fund Services Fees	77,202	8,112	1,891	136,656	9,055
Distribution and Service Fees — A Shares	113,277	—	3,603	—	14,159
Distribution and Service Fees — C Shares	—	—	16,420	—	—
Distribution and Service Fees — R Shares	366,385	—	—	—	—
Shareholder Servicing Fees — I Shares	988,268	16,334	32,592	2,750,114	2,485
Shareholder Servicing Fees — A Shares	55,749	—	132	—	651
Shareholder Servicing Fees — R Shares	182,344	—	—	—	—
Custodian Fees	119,850	12,875	6,972	42,399	8,415
Printing Fees	92,457	7,092	4,549	120,207	6,400
Registration Fees	71,521	23,777	38,651	106,126	18,933
Trustee Fees	45,494	4,795	1,113	80,079	5,333
Other Fees	103,763	14,399	8,610	154,010	15,897

Total Expenses	5,664,357	445,362	279,114	8,349,174	842,553
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(30,144)	—	(47,535)	—	—

Net Expenses	5,634,213	445,362	231,579	8,349,174	842,553

Net Investment Income	25,380,593	838,752	128,721	6,777,811	4,035,399

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	(11,957,803)	24,923	(158,272)	(867,158)	(343,350)
Futures Contracts	—	133,781	—	(520,443)	—
Swap Contracts	(5,915,362)	—	—	—	—
Forward Foreign Currency Contracts	1,030,489	—	—	—	—
Payments by affiliates (see Note 3)	—	—	38,190	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	(18,597,351)	(227,622)	(773,072)	(3,520,890)	(4,565,246)
Futures Contracts	—	22,695	—	656,052	—
Swap Contracts	(465,253)	—	—	—	—
Forward Foreign Currency Contracts	1,323,976	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	(34,581,304)	(46,223)	(893,154)	(4,252,439)	(4,908,596)

Change in Net Assets from Operations	$(9,200,711)	$792,529	$(764,433)	$2,525,372	$(873,197)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Core Bond Fund		Corporate Bond Fund		Georgia Tax-Exempt Bond Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$4,802,529	$6,424,040	$1,793,805	$2,659,796	$4,067,365	$4,837,505
Net Realized Gain (Loss)	(2,247,406)	9,783,817	168,518	4,214,550	(1,723,221)	4,725,574
Net Change in Unrealized Depreciation	(7,335,675)	(4,439)	(2,208,835)	(1,384,022)	(3,893,136)	(1,459,254)

Change in Net Assets from Operations	(4,780,552)	16,203,418	(246,512)	5,490,324	(1,548,992)	8,103,825

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(5,267,601)	(8,053,233)	(1,483,306)	(2,056,712)	(3,944,136)	(4,702,696)
A Shares	(260,196)	(319,708)	(49,480)	(170,577)	(123,282)	(135,016)
C Shares	—	—	(261,000)	(433,099)	—	—
R Shares	(69,297)	(72,608)	—	—	—	—
Net Realized Gains:
I Shares	(4,708,330)	(5,872,395)	(1,574,501)	(2,186,344)	—	—
A Shares	(252,957)	(259,548)	(27,525)	(191,370)	—	—
C Shares	—	—	(346,555)	(646,870)	—	—
R Shares	(91,976)	(64,572)	—	—	—	—

Total Dividends and Distributions	(10,650,357)	(14,642,064)	(3,742,367)	(5,684,972)	(4,067,418)	(4,837,712)

Change in Net Assets from Capital Transactions	(166,511,487)	(71,898,387)	(28,232,711)	(8,242,894)	(22,129,077)	(629,852)

Change in Net Assets	(181,942,396)	(70,337,033)	(32,221,590)	(8,437,542)	(27,745,487)	2,636,261

Net Assets:
Beginning of Period	396,276,525	466,613,558	71,407,365	79,844,907	152,719,444	150,083,183

End of Period	$214,334,129	$396,276,525	$39,185,775	$71,407,365	$124,973,957	$152,719,444

Accumulated Net Investment Income (Loss), End of Period	$(386,757)	$(562,821)	$(79,808)	$(192,954)	$190,597	$190,650

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$1,692,609	$1,567,817	$52,993,380	$51,100,174	$7,768,495	$18,266,339
Net Realized Gain (Loss)	(143,983)	1,043,022	25,172,860	9,708,279	537,085	37,775,410
Net Change in Unrealized Appreciation (Depreciation)	(1,431,114)	1,055,712	(12,580,067)	41,072,116	(17,001,122)	(19,448,314)

Change in Net Assets from Operations	117,512	3,666,551	65,586,173	101,880,569	(8,695,542)	36,593,435

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,430,378)	(1,324,687)	(43,729,034)	(42,786,055)	(7,790,843)	(18,296,426)
A Shares	(262,202)	(243,149)	(8,470,656)	(6,857,685)	(70,662)	(162,141)
R Shares	—	—	(1,261,457)	(1,256,539)	(186)	(698)
Net Realized Gains:
I Shares	(193,807)	(1,469,635)	(15,228,470)	—	(15,653,552)	(30,465,039)
A Shares	(35,607)	(275,382)	(3,562,894)	—	(212,227)	(344,694)
R Shares	—	—	(470,570)	—	(718)	(775)

Total Dividends and Distributions	(1,921,994)	(3,312,853)	(72,723,081)	(50,900,279)	(23,728,188)	(49,269,773)

Change in Net Assets from Capital Transactions	(7,745,895)	14,781,785	42,054,508	180,698,581	(559,824,062)	(240,973,715)

Change in Net Assets	(9,550,377)	15,135,483	34,917,600	231,678,871	(592,247,792)	(253,650,053)

Net Assets:
Beginning of Period	66,254,151	51,118,668	927,831,792	696,152,921	952,625,877	1,206,275,930

End of Period	$56,703,774	$66,254,151	$962,749,392	$927,831,792	$360,378,085	$952,625,877

Accumulated Net Investment Loss, End of Period	$(7,139)	$(7,143)	$(363,403)	$(350,046)	$(431,903)	$(1,172,775)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Investment Grade Tax-Exempt Bond Fund		Limited Duration Fund		Limited-Term Federal Mortgage Securities Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$18,016,013	$20,256,618	$19,169	$56,456	$102,590	$22,778
Net Realized Gain	860,369	19,891,403	24,325	39,606	16,458	1,250,502
Net Change in Unrealized Appreciation (Depreciation)	(20,781,122)	8,822,011	(26,466)	19,238	(347,602)	(599,719)

Change in Net Assets from Operations	(1,904,740)	48,970,032	17,028	115,300	(228,554)	673,561

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(17,296,851)	(19,608,181)	(14,851)	(41,881)	(122,073)	(274,801)
A Shares	(719,739)	(651,933)	—	—	(34,674)	(42,708)
C Shares	—	—	—	—	(51,259)	(41,189)
Net Realized Gains:
I Shares	(5,168,338)	(30,115,855)	—	—	—	—
A Shares	(228,704)	(1,134,849)	—	—	—	—

Total Dividends and Distributions	(23,413,632)	(51,510,818)	(14,851)	(41,881)	(208,006)	(358,698)

Change in Net Assets from Capital Transactions	(319,882,736)	33,200,723	(2,709,499)	(6,718,359)	(6,531,861)	(21,495,655)

Change in Net Assets	(345,201,108)	30,659,937	(2,707,322)	(6,644,940)	(6,968,421)	(21,180,792)

Net Assets:
Beginning of Period	1,019,129,054	988,469,117	9,357,409	16,002,349	17,161,854	38,342,646

End of Period	$673,927,946	$1,019,129,054	$6,650,087	$9,357,409	$10,193,433	$17,161,854

Accumulated Net Investment Loss, End of Period	$(228,387)	$(227,700)	$(715)	$(1,856)	$(15,718)	$(19,256)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	North Carolina Tax-Exempt Bond Fund		Seix Floating Rate High Income Fund		Seix High Yield Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$1,186,716	$1,486,954	$323,327,760	$215,111,306	$96,099,251	$133,070,532
Net Realized Gain (Loss)	(959,666)	1,975,936	11,462,727	18,424,010	70,543,347	53,623,005
Net Change in Unrealized Appreciation (Depreciation)	(863,905)	(929,051)	(6,274,675)	78,561,655	(65,722,730)	63,484,472

Change in Net Assets from Operations	(636,855)	2,533,839	328,515,812	312,096,971	100,919,868	250,178,009

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,165,690)	(1,467,922)	(312,044,616)	(198,173,277)	(94,634,944)	(128,076,933)
A Shares	(21,050)	(19,014)	(6,400,576)	(2,386,027)	(3,456,272)	(3,752,431)
C Shares	—	—	(2,065,373)	(1,259,361)	—	—
R Shares	—	—	—	—	(94,538)	(139,203)
Net Realized Gains:
I Shares	(1,161,841)	—	—	—	(58,467,007)	—
A Shares	(25,030)	—	—	—	(2,326,532)	—
R Shares	—	—	—	—	(54,118)	—

Total Dividends and Distributions	(2,373,611)	(1,486,936)	(320,510,565)	(201,818,665)	(159,033,411)	(131,968,567)

Change in Net Assets from Capital Transactions	(10,718,709)	(190,751)	3,332,412,383	2,309,433,271	(527,438,582)	(414,422,342)

Change in Net Assets	(13,729,175)	856,152	3,340,417,630	2,419,711,577	(585,552,125)	(296,212,900)

Net Assets:
Beginning of Period	51,901,219	51,045,067	5,920,379,741	3,500,668,164	1,867,855,401	2,164,068,301

End of Period	$38,172,044	$51,901,219	$9,260,797,371	$5,920,379,741	$1,282,303,276	$1,867,855,401

Accumulated Net Investment Income (Loss), End of Period	$(63,115)	$(63,078)	$(1,354)	$23,943	$(1,256,315)	$(407,000)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Short-Term Bond Fund		Short-Term Municipal Bond Fund		Short-Term U.S. Treasury Securities Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$726,241	$3,481,845	$44,096	$54,074	$9,301	$41,075
Net Realized Gain	714,197	4,460,680	197,237	585,879	5,064	36,023
Net Change in Unrealized Depreciation	(1,063,778)	(3,615,526)	(56,592)	(323,208)	(68,118)	(92,516)

Change in Net Assets from Operations	376,660	4,326,999	184,741	316,745	(53,753)	(15,418)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(715,698)	(3,498,056)	(39,355)	(40,271)	(7,202)	(29,693)
A Shares	(25,093)	(29,322)	(4,738)	(13,801)	(2,095)	(9,848)
C Shares	(5,646)	(14,318)	—	—	—	(1,520)
Net Realized Gains:
I Shares	—	—	(87,967)	(703,504)	(4,867)	(12,659)
A Shares	—	—	(19,996)	(317,101)	(4,741)	(6,894)
C Shares	—	—	—	—	(11,663)	(17,222)

Total Dividends and Distributions	(746,437)	(3,541,696)	(152,056)	(1,074,677)	(30,568)	(77,836)

Change in Net Assets from Capital Transactions	(39,461,972)	(234,247,904)	21,903,965	6,172,270	(2,196,147)	(7,571,951)

Change in Net Assets	(39,831,749)	(233,462,601)	21,936,650	5,414,338	(2,280,468)	(7,665,205)

Net Assets:
Beginning of Period	82,878,567	316,341,168	14,815,557	9,401,219	12,221,945	19,887,150

End of Period	$43,046,818	$82,878,567	$36,752,207	$14,815,557	$9,941,477	$12,221,945

Accumulated Net Investment Loss, End of Period	$(1,583)	$(1,347)	$(1,449)	$(1,452)	$(96)	$(100)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Total Return Bond Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$25,380,593	$20,831,585	$838,752	$1,135,594	$128,721	$185,915
Net Realized Gain (Loss)	(16,842,676)	21,606,898	158,704	566,410	(120,082)	767,150
Net Change in Unrealized Appreciation (Depreciation)	(17,738,628)	2,564,055	(204,927)	(6,011)	(773,072)	30,778

Change in Net Assets from Operations	(9,200,711)	45,002,538	792,529	1,695,993	(764,433)	983,843

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(23,280,438)	(21,920,205)	(969,033)	(1,236,755)	(125,734)	(181,707)
A Shares	(817,396)	(863,304)	—	—	(3,032)	(4,244)
R Shares	(1,109,995)	(595,142)	—	—	—	—
Net Realized Gains:
I Shares	(9,776,080)	(22,724,839)	—	—	(102,240)	(1,742,333)
A Shares	(377,861)	(979,427)	—	—	(4,216)	(77,637)
C Shares	—	—	—	—	(6,158)	(96,769)
R Shares	(686,006)	(1,094,431)	—	—	—	—

Total Dividends and Distributions	(36,047,776)	(48,177,348)	(969,033)	(1,236,755)	(241,380)	(2,102,690)

Change in Net Assets from Capital Transactions	(146,164,164)	269,491,980	13,005,312	(3,851,548)	(14,946,754)	(4,378,712)

Change in Net Assets	(191,412,651)	266,317,170	12,828,808	(3,392,310)	(15,952,567)	(5,497,559)

Net Assets:
Beginning of Period	1,327,203,352	1,060,886,182	109,224,294	112,616,604	39,454,009	44,951,568

End of Period	$1,135,790,701	$1,327,203,352	$122,053,102	$109,224,294	$23,501,442	$39,454,009

Accumulated Net Investment Income (Loss), End of Period	$525,408	$(1,397,738)	$(2,435)	$(2,449)	$(138)	$(78)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	U.S. Government Securities Ultra-Short Bond Fund		Virginia Intermediate Municipal Bond Fund
	04/01/13- 03/31/14	04/01/12- 03/31/13	04/01/13- 03/31/14	04/01/12- 03/31/13
Operations:
Net Investment Income	$6,777,811	$6,719,005	$4,035,399	$4,647,658
Net Realized Gain (Loss)	(1,387,601)	14,982,909	(343,350)	3,083,203
Net Change in Unrealized Appreciation (Depreciation)	(2,864,838)	2,192,598	(4,565,246)	(1,915,193)

Change in Net Assets from Operations	2,525,372	23,894,512	(873,197)	5,815,668

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(13,537,248)	(18,391,336)	(3,783,005)	(4,325,538)
A Shares	—	—	(252,522)	(322,474)
Net Realized Gains:
I Shares	—	—	(1,295,751)	(2,258,696)
A Shares	—	—	(89,534)	(170,718)

Total Dividends and Distributions	(13,537,248)	(18,391,336)	(5,420,812)	(7,077,426)

Change in Net Assets from Capital Transactions	(327,686,238)	292,644,954	(21,322,420)	(2,961,697)

Change in Net Assets	(338,698,114)	298,148,130	(27,616,429)	(4,223,455)

Net Assets:
Beginning of Period	2,331,913,069	2,033,764,939	155,884,569	160,108,024

End of Period	$1,993,214,955	$2,331,913,069	$128,268,140	$155,884,569

Accumulated Net Investment Income (Loss), End of Period	$(2,331)	$(3,259)	$19,233	$19,519

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
Core Bond Fund
I Shares
Year Ended March 31, 2014	$11.16	$0.18	(d)	$(0.23)	$(0.05)	$(0.22)	$—	$(0.24)	$(0.46)	$—	$10.65	$200,371	(0.38)%	0.42%	0.42%	1.67%	208%
Year Ended March 31, 2013	11.10	0.15	(d)	0.24	0.39	(0.20)	—	(0.13)	(0.33)	—	11.16	370,455	3.53	0.38	0.38	1.33	151
Year Ended March 31, 2012	11.00	0.24	(d)	0.81	1.05	(0.27)	—	(0.68)	(0.95)	—	11.10	439,017	9.65	0.48	0.48	2.15	211
Year Ended March 31, 2011	11.42	0.36	(d)	0.09	0.45	(0.25)	(0.10)	(0.52)	(0.87)	—	11.00	295,931	3.91	0.60	0.60	3.11	119	(e)
Year Ended March 31, 2010	10.93	0.43		0.46	0.89	(0.39)	—	(0.01)	(0.40)	—	11.42	372,232	8.26	0.57	0.57	3.89	99
A Shares
Year Ended March 31, 2014	11.16	0.15	(d)	(0.23)	(0.08)	(0.19)	—	(0.24)	(0.43)	—	10.65	9,848	(0.66)	0.71	0.71	1.38	208
Year Ended March 31, 2013	11.10	0.11	(d)	0.24	0.35	(0.16)	—	(0.13)	(0.29)	—	11.16	20,687	3.20	0.69	0.70	1.02	151
Year Ended March 31, 2012	11.00	0.21	(d)	0.80	1.01	(0.23)	—	(0.68)	(0.91)	—	11.10	21,644	9.29	0.82	0.82	1.84	211
Year Ended March 31, 2011	11.42	0.35	(d)	0.06	0.41	(0.21)	(0.10)	(0.52)	(0.83)	—	11.00	19,087	3.61	0.87	0.87	3.03	119	(e)
Year Ended March 31, 2010	10.93	0.41		0.45	0.86	(0.36)	—	(0.01)	(0.37)	—	11.42	26,790	7.91	0.89	0.89	3.59	99
R Shares
Year Ended March 31, 2014	11.17	0.14	(d)	(0.24)	(0.10)	(0.17)	—	(0.24)	(0.41)	—	10.66	4,115	(0.80)	0.85	0.85	1.29	208
Year Ended March 31, 2013	11.10	0.10	(d)	0.24	0.34	(0.14)	—	(0.13)	(0.27)	—	11.17	5,135	3.15	0.84	0.84	0.87	151
Year Ended March 31, 2012	11.01	0.18	(d)	0.78	0.96	(0.19)	—	(0.68)	(0.87)	—	11.10	5,952	8.83	1.16	1.16	1.55	211
Year Ended March 31, 2011	11.42	0.31	(d)	0.08	0.39	(0.18)	(0.10)	(0.52)	(0.80)	—	11.01	6,648	3.41	1.20	1.20	2.71	119	(e)
Year Ended March 31, 2010	10.93	0.37		0.45	0.82	(0.32)	—	(0.01)	(0.33)	—	11.42	9,616	7.54	1.23	1.23	3.23	99

Corporate Bond Fund
I Shares
Year Ended March 31, 2014	9.30	0.28	(d)	(0.21)	0.07	(0.28)	—	(0.29)	(0.57)	—	8.80	28,017	0.91	0.63	0.64	3.18	143
Year Ended March 31, 2013	9.35	0.32	(d)	0.30	0.62	(0.32)	—	(0.35)	(0.67)	—	9.30	51,828	6.71	0.60	0.61	3.36	58
Year Ended March 31, 2012	9.59	0.39	(d)	0.46	0.85	(0.39)	—	(0.70)	(1.09)	—	9.35	57,203	9.10	0.61	0.61	3.98	88
Year Ended March 31, 2011	9.63	0.45	(d)	0.20	0.65	(0.45)	—	(0.24)	(0.69)	—	9.59	63,132	6.92	0.52	0.52	4.56	45	(e)
Year Ended March 31, 2010	8.53	0.46	(d)	1.09	1.55	(0.45)	—	—	(0.45)	—	9.63	157,739	18.49	0.50	0.50	4.86	75
A Shares
Year Ended March 31, 2014	9.35	0.25	(d)	(0.21)	0.04	(0.26)	—	(0.29)	(0.55)	—	8.84	783	0.52	0.92	0.93	2.76	143
Year Ended March 31, 2013	9.40	0.29	(d)	0.30	0.59	(0.29)	—	(0.35)	(0.64)	—	9.35	4,020	6.39	0.88	0.88	3.06	58
Year Ended March 31, 2012	9.64	0.36	(d)	0.46	0.82	(0.36)	—	(0.70)	(1.06)	—	9.40	4,325	8.78	0.88	0.88	3.68	88
Year Ended March 31, 2011	9.67	0.42	(d)	0.21	0.63	(0.42)	—	(0.24)	(0.66)	—	9.64	2,198	6.67	0.83	0.83	4.25	45	(e)
Year Ended March 31, 2010	8.57	0.43	(d)	1.10	1.53	(0.43)	—	—	(0.43)	—	9.67	4,524	18.05	0.80	0.80	4.52	75
C Shares
Year Ended March 31, 2014	9.30	0.19	(d)	(0.21)	(0.02)	(0.19)	—	(0.29)	(0.48)	—	8.80	10,385	(0.07)	1.62	1.63	2.18	143
Year Ended March 31, 2013	9.35	0.23	(d)	0.30	0.53	(0.23)	—	(0.35)	(0.58)	—	9.30	15,558	5.67	1.57	1.58	2.39	58
Year Ended March 31, 2012	9.59	0.29	(d)	0.46	0.75	(0.29)	—	(0.70)	(0.99)	—	9.35	18,317	8.05	1.58	1.58	3.00	88
Year Ended March 31, 2011	9.63	0.36	(d)	0.20	0.56	(0.36)	—	(0.24)	(0.60)	—	9.59	16,193	5.87	1.50	1.50	3.64	45	(e)
Year Ended March 31, 2010	8.53	0.36		1.10	1.46	(0.36)	—	—	(0.36)	—	9.63	18,885	17.32	1.50	1.50	3.89	75

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2014	10.78	0.31	(d)	(0.36)	(0.05)	(0.31)	—	—	(0.31)	—	10.42	120,835	(0.37)	0.57	0.57	3.01	67
Year Ended March 31, 2013	10.55	0.34	(d)	0.23	0.57	(0.34)	—	—	(0.34)	—	10.78	148,153	5.44	0.59	0.59	3.15	50
Year Ended March 31, 2012	9.73	0.36	(d)	0.82	1.18	(0.36)	—	—	(0.36)	—	10.55	145,803	12.33	0.62	0.62	3.55	57
Year Ended March 31, 2011	10.23	0.39	(d)	(0.50)	(0.11)	(0.39)	—	—	(0.39)	—	9.73	159,996	(1.19)	0.61	0.61	3.81	44
Year Ended March 31, 2010	9.81	0.39		0.42	0.81	(0.39)	—	—	(0.39)	—	10.23	205,856	8.32	0.60	0.60	3.80	45

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2014	$10.80	$0.30	(d)	$(0.36)	$(0.06)	$(0.30)	$—	$—	$(0.30)	$—	$10.44	$4,139	(0.52)%	0.72%	0.72%	2.87%	67%
Year Ended March 31, 2013	10.57	0.32	(d)	0.23	0.55	(0.32)	—	—	(0.32)	—	10.80	4,566	5.27	0.74	0.74	2.99	50
Year Ended March 31, 2012	9.75	0.35	(d)	0.82	1.17	(0.35)	—	—	(0.35)	—	10.57	4,280	12.14	0.77	0.77	3.39	57
Year Ended March 31, 2011	10.24	0.37	(d)	(0.49)	(0.12)	(0.37)	—	—	(0.37)	—	9.75	5,557	(1.24)	0.76	0.76	3.64	44
Year Ended March 31, 2010	9.83	0.36		0.42	0.78	(0.37)	—	—	(0.37)	—	10.24	10,184	8.03	0.75	0.75	3.56	45

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2014	12.10	0.34	(d)	(0.19)	0.15	(0.34)	—	(0.05)	(0.39)	—	11.86	47,737	1.40	0.65	0.68	2.90	227
Year Ended March 31, 2013	11.96	0.34	(d)	0.50	0.84	(0.34)	—	(0.36)	(0.70)	—	12.10	54,892	7.12	0.65	0.68	2.78	168
Year Ended March 31, 2012	10.92	0.38	(d)	1.07	1.45	(0.38)	—	(0.03)	(0.41)	—	11.96	42,963	13.43	0.64	0.66	3.29	218
Year Ended March 31, 2011	11.15	0.44	(d)	(0.23)	0.21	(0.44)	—	—	(0.44)	—	10.92	47,695	1.82	0.65	0.71	3.90	122
Year Ended March 31, 2010	10.49	0.42		0.66	1.08	(0.42)	—	—	(0.42)	—	11.15	55,203	10.43	0.64	0.66	3.83	123
A Shares
Year Ended March 31, 2014	12.11	0.32	(d)	(0.20)	0.12	(0.32)	—	(0.05)	(0.37)	—	11.86	8,967	1.16	0.80	0.82	2.75	227
Year Ended March 31, 2013	11.97	0.32	(d)	0.50	0.82	(0.32)	—	(0.36)	(0.68)	—	12.11	11,363	6.97	0.80	0.83	2.63	168
Year Ended March 31, 2012	10.92	0.36	(d)	1.08	1.44	(0.36)	—	(0.03)	(0.39)	—	11.97	8,155	13.36	0.79	0.81	3.15	218
Year Ended March 31, 2011	11.15	0.42	(d)	(0.23)	0.19	(0.42)	—	—	(0.42)	—	10.92	7,914	1.66	0.80	0.87	3.72	122
Year Ended March 31, 2010	10.49	0.40		0.66	1.06	(0.40)	—	—	(0.40)	—	11.15	5,605	10.26	0.79	0.81	3.66	123

High Income Fund
I Shares
Year Ended March 31, 2014	7.32	0.43	(d)	0.11	0.54	(0.44)	—	(0.16)	(0.60)	—	7.26	783,072	7.68	0.77	0.77	6.00	110
Year Ended March 31, 2013	6.89	0.45	(d)	0.43	0.88	(0.45)	—	—	(0.45)	—	7.32	784,870	13.17	0.74	0.75	6.33	118
Year Ended March 31, 2012	7.29	0.51	(d)	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	—	6.89	576,626	3.04	0.71	0.71	7.37	148
Year Ended March 31, 2011	6.77	0.50	(d)	0.54	1.04	(0.50)	—	(0.02)	(0.52)	—	7.29	394,690	15.83	0.70	0.70	7.10	259	(e)
Year Ended March 31, 2010	4.67	0.55		2.09	2.64	(0.54)	—	—	(0.54)	—	6.77	148,252	58.65	0.70	0.72	8.97	466
A Shares
Year Ended March 31, 2014	7.32	0.42	(d)	0.11	0.53	(0.42)	—	(0.16)	(0.58)	—	7.27	157,360	7.60 (h)	0.97	0.97	5.82	110
Year Ended March 31, 2013	6.90	0.43	(d)	0.42	0.85	(0.43)	—	—	(0.43)	—	7.32	119,006	12.72	0.99	0.99	6.09	118
Year Ended March 31, 2012	7.29	0.49	(d)	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	—	6.90	99,210	2.74	1.00	1.00	7.09	148
Year Ended March 31, 2011	6.78	0.47	(d)	0.54	1.01	(0.48)	—	(0.02)	(0.50)	—	7.29	70,552	15.47	1.00	1.00	6.62	259	(e)
Year Ended March 31, 2010	4.68	0.53		2.09	2.62	(0.52)	—	—	(0.52)	—	6.78	3,822	58.07	0.99	1.01	8.67	466
R Shares
Year Ended March 31, 2014	7.32	0.40	(d)	0.12	0.52	(0.41)	—	(0.16)	(0.57)	—	7.27	22,317	7.37	1.20	1.20	5.57	110
Year Ended March 31, 2013	6.89	0.41	(d)	0.43	0.84	(0.41)	—	—	(0.41)	—	7.32	23,956	12.61	1.23	1.23	5.85	118
Year Ended March 31, 2012	7.29	0.47	(d)	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	—	6.89	20,317	2.25	1.35	1.35	6.76	148
Year Ended March 31, 2011	6.78	0.45	(d)	0.53	0.98	(0.45)	—	(0.02)	(0.47)	—	7.29	15,671	15.07	1.40	1.40	6.54	259	(e)
Year Ended March 31, 2010	4.67	0.51		2.10	2.61	(0.50)	—	—	(0.50)	—	6.78	16,176	57.86	1.35	1.38	8.68	466

Intermediate Bond Fund
I Shares
Year Ended March 31, 2014	10.31	0.13	(d)	(0.16)	(0.03)	(0.14)	—	(0.38)	(0.52)	—	9.76	356,689	(0.24)	0.39	0.39	1.31	149
Year Ended March 31, 2013	10.45	0.17	(d)	0.16	0.33	(0.17)	—	(0.30)	(0.47)	—	10.31	942,715	3.24	0.35	0.35	1.63	116
Year Ended March 31, 2012	10.35	0.22	(d)	0.45	0.67	(0.22)	—	(0.35)	(0.57)	—	10.45	1,194,207	6.45	0.35	0.35	2.04	139
Year Ended March 31, 2011	10.53	0.29	(d)	0.11	0.40	(0.25)	(0.03)	(0.30)	(0.58)	—	10.35	1,305,914	3.75	0.34	0.34	2.73	127	(e)
Year Ended March 31, 2010	10.27	0.34	(d)	0.27	0.61	(0.30)	—	(0.05)	(0.35)	—	10.53	1,559,191	6.08	0.31	0.31	3.24	122

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2014	$10.31	$0.11	(d)	$(0.16)	$(0.05)	$(0.11)	$—	$(0.38)	$(0.49)	$—	$9.77	$3,671	(0.38)%	0.65%	0.65%	1.07%	149%
Year Ended March 31, 2013	10.46	0.14	(d)	0.15	0.29	(0.14)	—	(0.30)	(0.44)	—	10.31	9,878	2.85	0.63	0.63	1.34	116
Year Ended March 31, 2012	10.35	0.19	(d)	0.46	0.65	(0.19)	—	(0.35)	(0.54)	—	10.46	11,320	6.26	0.62	0.62	1.75	139
Year Ended March 31, 2011	10.53	0.28	(d)	0.09	0.37	(0.22)	(0.03)	(0.30)	(0.55)	—	10.35	12,926	3.49	0.60	0.60	2.62	127	(e)
Year Ended March 31, 2010	10.27	0.31	(d)	0.28	0.59	(0.28)	—	(0.05)	(0.33)	—	10.53	11,916	5.83	0.55	0.55	2.96	122
R Shares
Year Ended March 31, 2014	10.30	0.07	(d)	(0.15)	(0.08)	(0.08)	—	(0.38)	(0.46)	—	9.76	18	(0.74)	0.99	0.99	0.74	149
Year Ended March 31, 2013	10.45	0.11	(d)	0.15	0.26	(0.11)	—	(0.30)	(0.41)	—	10.30	32	2.58	0.92	1.82	1.06	116
Year Ended March 31, 2012	10.35	0.14	(d)	0.45	0.59	(0.14)	—	(0.35)	(0.49)	—	10.45	749	5.72	1.04	1.04	1.36	139
Year Ended March 31, 2011	10.53	0.23	(d)	0.09	0.32	(0.17)	(0.03)	(0.30)	(0.50)	—	10.35	901	3.03	1.10	1.10	2.13	127	(e)
Year Ended March 31, 2010	10.27	0.27	(d)	0.28	0.55	(0.24)	—	(0.05)	(0.29)	—	10.53	1,068	5.47	0.91	0.91	2.56	122

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2014	12.45	0.28	(d)	(0.23)	0.05	(0.28)	—	(0.09)	(0.37)	—	12.13	643,828	0.48	0.64	0.64	2.29	104
Year Ended March 31, 2013	12.49	0.25	(d)	0.35	0.60	(0.25)	—	(0.39)	(0.64)	—	12.45	982,171	4.87	0.62	0.63	1.98	151
Year Ended March 31, 2012	11.65	0.29	(d)	0.93	1.22	(0.29)	—	(0.09)	(0.38)	—	12.49	950,629	10.62	0.61	0.61	2.38	199
Year Ended March 31, 2011	11.99	0.33	(d)	(0.06)	0.27	(0.33)	—	(0.28)	(0.61)	—	11.65	1,067,672	2.22	0.57	0.57	2.71	159
Year Ended March 31, 2010	11.60	0.37		0.56	0.93	(0.37)	—	(0.17)	(0.54)	—	11.99	1,037,972	8.15	0.55	0.56	3.08	169
A Shares
Year Ended March 31, 2014	12.47	0.26	(d)	(0.24)	0.02	(0.26)	—	(0.09)	(0.35)	—	12.14	30,100	0.23	0.80	0.90	2.13	104
Year Ended March 31, 2013	12.50	0.23	(d)	0.36	0.59	(0.23)	—	(0.39)	(0.62)	—	12.47	36,958	4.75	0.82	0.87	1.78	151
Year Ended March 31, 2012	11.66	0.26	(d)	0.93	1.19	(0.26)	—	(0.09)	(0.35)	—	12.50	37,840	10.33	0.87	0.87	2.12	199
Year Ended March 31, 2011	12.00	0.29	(d)	(0.06)	0.23	(0.29)	—	(0.28)	(0.57)	—	11.66	31,189	1.93	0.85	0.85	2.42	159
Year Ended March 31, 2010	11.61	0.34		0.56	0.90	(0.34)	—	(0.17)	(0.51)	—	12.00	24,344	7.82	0.84	0.85	2.74	169

Limited Duration Fund
I Shares
Year Ended March 31, 2014	9.83	0.03	(d)	(0.01)	0.02	(0.02)	—	—	(0.02)	—	9.83	6,650	0.21	0.32	0.43	0.27	104
Year Ended March 31, 2013	9.76	0.05	(d)	0.06	0.11	(0.04)	—	—	(0.04)	—	9.83	9,357	1.08	0.30	0.33	0.50	56
Year Ended March 31, 2012	9.76	0.07	(d)	(0.01)	0.06	(0.06)	—	—	(0.06)	—	9.76	16,002	0.58	0.28	0.28	0.68	58
Year Ended March 31, 2011	9.71	0.10	(d)	0.03	0.13	(0.08)	—	—	(0.08)	—	9.76	21,883	1.37	0.22	0.22	1.11	74	(e)
Year Ended March 31, 2010	9.52	0.08		0.18	0.26	(0.07)	—	—	(0.07)	—	9.71	22,482	2.69	0.23	0.23	0.82	124

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2014	11.16	0.12	(d)	(0.16)	(0.04)	(0.22)	—	—	(0.22)	—	10.90	3,692	(0.38)	0.66	1.10	1.08	236
Year Ended March 31, 2013	11.09	0.04	(d)	0.21	0.25	(0.18)	—	—	(0.18)	—	11.16	8,851	2.26	0.66	0.85	0.37	163
Year Ended March 31, 2012	10.59	0.12	(d)	0.62	0.74	(0.24)	—	—	(0.24)	—	11.09	24,688	7.01	0.66	0.72	1.06	299
Year Ended March 31, 2011	10.38	0.19	(d)	0.30	0.49	(0.28)	—	—	(0.28)	—	10.59	30,522	4.73	0.65	0.80	1.77	443	(e)
Year Ended March 31, 2010	10.19	0.31		0.23	0.54	(0.35)	—	—	(0.35)	—	10.38	20,998	5.41	0.62	0.66	3.25	435
A Shares
Year Ended March 31, 2014	11.14	0.11	(d)	(0.18)	(0.07)	(0.19)	—	—	(0.19)	—	10.88	1,721	(0.58)	0.86	1.27	1.02	236
Year Ended March 31, 2013	11.07	0.02	(d)	0.21	0.23	(0.16)	—	—	(0.16)	—	11.14	2,271	2.06	0.86	1.05	0.15	163
Year Ended March 31, 2012	10.57	0.09	(d)	0.62	0.71	(0.21)	—	—	(0.21)	—	11.07	6,279	6.81	0.86	0.93	0.78	299
Year Ended March 31, 2011	10.36	0.17	(d)	0.30	0.47	(0.26)	—	—	(0.26)	—	10.57	2,924	4.53	0.85	1.01	1.63	443	(e)
Year Ended March 31, 2010	10.17	0.30		0.22	0.52	(0.33)	—	—	(0.33)	—	10.36	2,598	5.21	0.82	0.88	2.91	435

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
C Shares
Year Ended March 31, 2014	$11.16	$0.03	(d)	$(0.18)	$(0.15)	$(0.11)	$—	$—	$(0.11)	$—	$10.90	$4,780	(1.36)%	1.66%	2.04%	0.23%	236%
Year Ended March 31, 2013	11.09	(0.07	)(d)	0.21	0.14	(0.07)	—	—	(0.07)	—	11.16	6,039	1.25	1.66	1.84	(0.65)	163
Year Ended March 31, 2012	10.59	0.01	(d)	0.62	0.63	(0.13)	—	—	(0.13)	—	11.09	7,376	5.94	1.66	1.71	0.06	299
Year Ended March 31, 2011	10.38	0.09	(d)	0.29	0.38	(0.17)	—	—	(0.17)	—	10.59	7,375	3.69	1.66	1.82	0.82	443	(e)
Year Ended March 31, 2010	10.19	0.22		0.22	0.44	(0.25)	—	—	(0.25)	—	10.38	8,265	4.36	1.62	1.67	2.15	435

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2014	10.68	0.26	(d)	(0.31)	(0.05)	(0.27)	—	(0.30)	(0.57)	—	10.06	37,311	(0.38)	0.61	0.61	2.59	77
Year Ended March 31, 2013	10.47	0.30	(d)	0.21	0.51	(0.30)	—	—	(0.30)	—	10.68	50,991	4.88	0.62	0.62	2.79	79
Year Ended March 31, 2012	9.70	0.33	(d)	0.77	1.10	(0.33)	—	—	(0.33)	—	10.47	50,412	11.51	0.67	0.67	3.27	39
Year Ended March 31, 2011	10.07	0.36	(d)	(0.37)	(0.01)	(0.36)	—	—	(0.36)	—	9.70	51,372	(0.14)	0.64	0.64	3.61	49
Year Ended March 31, 2010	9.63	0.37		0.44	0.81	(0.37)	—	—	(0.37)	—	10.07	51,866	8.53	0.62	0.62	3.72	65
A Shares
Year Ended March 31, 2014	10.65	0.25	(d)	(0.31)	(0.06)	(0.25)	—	(0.30)	(0.55)	—	10.04	861	(0.45)	0.77	0.77	2.44	77
Year Ended March 31, 2013	10.45	0.28	(d)	0.20	0.48	(0.28)	—	—	(0.28)	—	10.65	910	4.63	0.77	0.77	2.60	79
Year Ended March 31, 2012	9.67	0.32	(d)	0.78	1.10	(0.32)	—	—	(0.32)	—	10.45	633	11.47	0.82	0.82	3.11	39
Year Ended March 31, 2011	10.04	0.35	(d)	(0.37)	(0.02)	(0.35)	—	—	(0.35)	—	9.67	693	(0.30)	0.79	0.79	3.47	49
Year Ended March 31, 2010	9.61	0.36		0.43	0.79	(0.36)	—	—	(0.36)	—	10.04	762	8.28	0.77	0.77	3.57	65

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2014	9.06	0.38	(d)	(0.01)	0.37	(0.37)	—	—	(0.37)	—	9.06	8,965,312	4.16	0.60	0.60	4.13	47
Year Ended March 31, 2013	8.83	0.46	(d)	0.20	0.66	(0.43)	—	—	(0.43)	—	9.06	5,780,847	7.67	0.60	0.60	5.13	70
Year Ended March 31, 2012	9.01	0.50	(d)	(0.22)	0.28	(0.46)	—	—	(0.46)	—	8.83	3,419,351	3.31	0.60	0.60	5.69	72
Year Ended March 31, 2011	8.80	0.59	(d)	0.15	0.74	(0.53)	—	—	(0.53)	—	9.01	3,078,972	8.64	0.51	0.51	6.62	98	(e)
Year Ended March 31, 2010	7.37	0.53		1.40	1.93	(0.50)	—	—	(0.50)	—	8.80	1,173,308	26.68	0.50	0.50	7.08	117
A Shares
Year Ended March 31, 2014	9.06	0.35	(d)	(0.01)	0.34	(0.34)	—	—	(0.34)	—	9.06	212,336	3.86	0.89	0.89	3.82	47
Year Ended March 31, 2013	8.83	0.43	(d)	0.21	0.64	(0.41)	—	—	(0.41)	—	9.06	99,040	7.39	0.85	0.85	4.85	70
Year Ended March 31, 2012	9.01	0.48	(d)	(0.22)	0.26	(0.44)	—	—	(0.44)	—	8.83	51,185	3.05	0.85	0.85	5.47	72
Year Ended March 31, 2011	8.80	0.55	(d)	0.16	0.71	(0.50)	—	—	(0.50)	—	9.01	69,159	8.29	0.84	0.84	6.22	98	(e)
Year Ended March 31, 2010	7.38	0.50		1.39	1.89	(0.47)	—	—	(0.47)	—	8.80	22,298	26.11	0.81	0.81	6.81	117
C Shares
Year Ended March 31, 2014	9.06	0.29	(d)	0.01	0.30	(0.29)	—	—	(0.29)	—	9.07	83,149	3.33	1.51	1.51	3.21	47
Year Ended March 31, 2013	8.83	0.38	(d)	0.20	0.58	(0.35)	—	—	(0.35)	—	9.06	40,493	6.69	1.51	1.51	4.22	70
Year Ended March 31, 2012	9.02	0.42	(d)	(0.23)	0.19	(0.38)	—	—	(0.38)	—	8.83	30,132	2.26	1.52	1.52	4.77	72
Year Ended March 31, 2011	8.81	0.50	(d)	0.15	0.65	(0.44)	—	—	(0.44)	—	9.02	22,234	7.57	1.50	1.50	5.65	98	(e)
Period Ended March 31, 2010	7.37	0.45		1.41	1.86	(0.42)	—	—	(0.42)	—	8.81	7,402	25.59	1.49	1.49	6.35	117

Seix High Yield Fund
I Shares
Year Ended March 31, 2014	10.26	0.58	(d)	0.06	0.64	(0.59)	—	(0.36)	(0.95)	—	9.95	1,211,146	6.65	0.55	0.55	5.79	89
Year Ended March 31, 2013	9.69	0.64	(d)	0.56	1.20	(0.63)	—	—	(0.63)	—	10.26	1,792,768	12.80	0.54	0.54	6.41	79
Year Ended March 31, 2012	10.07	0.70	(d)	(0.38)	0.32	(0.70)	—	—	(0.70)	—	9.69	2,123,625	3.44	0.54	0.54	7.27	83
Year Ended March 31, 2011	9.46	0.77	(d)	0.61	1.38	(0.77)	—	—	(0.77)	—	10.07	1,724,652	15.24	0.51	0.51	7.96	108	(e)
Year Ended March 31, 2010	7.75	0.77		1.70	2.47	(0.76)	—	—	(0.76)	—	9.46	1,723,678	32.91	0.48	0.49	8.54	116

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
A Shares
Year Ended March 31, 2014	$10.03	$0.55	(d)	$0.05	$0.60	$(0.55)	$—	$(0.36)	$(0.91)	$—	$9.72	$69,921	6.39%	0.81%	0.81%	5.57%	89%
Year Ended March 31, 2013	9.47	0.59	(d)	0.56	1.15	(0.59)	—	—	(0.59)	—	10.03	72,703	12.56	0.79	0.79	6.09	79
Year Ended March 31, 2012	9.84	0.65	(d)	(0.36)	0.29	(0.66)	—	—	(0.66)	—	9.47	38,016	3.21	0.78	0.78	6.91	83
Year Ended March 31, 2011	9.25	0.73	(d)	0.60	1.33	(0.74)	—	—	(0.74)	—	9.84	35,238	14.99	0.77	0.77	7.74	108	(e)
Year Ended March 31, 2010	7.58	0.74		1.67	2.41	(0.74)	—	—	(0.74)	—	9.25	28,378	32.81	0.75	0.75	8.51	116
R Shares
Year Ended March 31, 2014	10.26	0.53	(d)	0.05	0.58	(0.54)	—	(0.36)	(0.90)	—	9.94	1,237	6.04	1.04	1.04	5.31	89
Year Ended March 31, 2013	9.68	0.59	(d)	0.57	1.16	(0.58)	—	—	(0.58)	—	10.26	2,385	12.36	1.03	1.03	5.92	79
Year Ended March 31, 2012	10.07	0.65	(d)	(0.40)	0.25	(0.64)	—	—	(0.64)	—	9.68	2,427	2.69	1.18	1.18	6.68	83
Year Ended March 31, 2011	9.45	0.71	(d)	0.62	1.33	(0.71)	—	—	(0.71)	—	10.07	3,341	14.61	1.20	1.20	7.43	108	(e)
Year Ended March 31, 2010	7.75	0.71		1.69	2.40	(0.70)	—	—	(0.70)	—	9.45	6,347	31.92	1.14	1.14	7.92	116

Short-Term Bond Fund
I Shares
Year Ended March 31, 2014	10.00	0.12	(d)	(0.05)	0.07	(0.12)	—	—	(0.12)	—	9.95	38,400	0.75	0.58	0.58	1.22	79
Year Ended March 31, 2013	9.99	0.15	(d)	0.01	0.16	(0.15)	—	—	(0.15)	—	10.00	78,383	1.65	0.48	0.48	1.51	128
Year Ended March 31, 2012	9.95	0.20	(d)	0.06	0.26	(0.22)	—	—	(0.22)	—	9.99	310,854	2.60	0.48	0.48	2.00	86
Year Ended March 31, 2011	9.94	0.21	(d)	0.02	0.23	(0.22)	—	—	(0.22)	—	9.95	350,162	2.28	0.48	0.48	2.12	150	(e)
Year Ended March 31, 2010	9.40	0.30		0.53	0.83	(0.29)	—	—	(0.29)	—	9.94	489,413	8.91	0.46	0.46	3.00	122
A Shares
Year Ended March 31, 2014	10.03	0.10	(d)	(0.05)	0.05	(0.10)	—	—	(0.10)	—	9.98	2,748	0.54	0.78	0.80	1.00	79
Year Ended March 31, 2013	10.02	0.13	(d)	0.01	0.14	(0.13)	—	—	(0.13)	—	10.03	2,069	1.40	0.73	0.74	1.27	128
Year Ended March 31, 2012	9.98	0.17	(d)	0.06	0.23	(0.19)	—	—	(0.19)	—	10.02	2,478	2.32	0.76	0.76	1.75	86
Year Ended March 31, 2011	9.96	0.19	(d)	0.03	0.22	(0.20)	—	—	(0.20)	—	9.98	2,642	2.18	0.67	0.67	1.94	150	(e)
Year Ended March 31, 2010	9.42	0.28		0.53	0.81	(0.27)	—	—	(0.27)	—	9.96	3,389	8.65	0.68	0.68	2.78	122
C Shares
Year Ended March 31, 2014	10.02	0.02	(d)	(0.04)	(0.02)	(0.03)	—	—	(0.03)	—	9.97	1,899	(0.24)	1.56	1.56	0.23	79
Year Ended March 31, 2013	10.01	0.05	(d)	0.01	0.06	(0.05)	—	—	(0.05)	—	10.02	2,425	0.65	1.48	1.48	0.52	128
Year Ended March 31, 2012	9.98	0.10	(d)	0.05	0.15	(0.12)	—	—	(0.12)	—	10.01	3,009	1.48	1.48	1.48	1.01	86
Year Ended March 31, 2011	9.96	0.11	(d)	0.03	0.14	(0.12)	—	—	(0.12)	—	9.98	2,685	1.36	1.47	1.47	1.12	150	(e)
Year Ended March 31, 2010	9.42	0.20		0.53	0.73	(0.19)	—	—	(0.19)	—	9.96	2,754	7.81	1.46	1.46	2.03	122

Short-Term Municipal Bond Fund
I Shares
Year Ended March 31, 2014	10.01	0.02	(d)	0.01	0.03	(0.02)	—	(0.03)	(0.05)	—	9.99	30,852	0.37	0.54	0.71	0.21	260
Year Ended March 31, 2013	10.73	0.05	(d)	0.27	0.32	(0.06)	—	(0.98)	(1.04)	—	10.01	11,121	3.01	0.58	0.91	0.52	199
Year Ended March 31, 2012	10.16	0.32	(d)	0.70	1.02	(0.31)	—	(0.14)	(0.45)	—	10.73	5,956	10.16	0.67	0.77	3.00	27
Year Ended March 31, 2011	10.48	0.35	(d)	(0.29)	0.06	(0.35)	—	(0.03)	(0.38)	—	10.16	21,302	0.53	0.68	0.68	3.32	33
Year Ended March 31, 2010	10.04	0.37		0.44	0.81	(0.37)	—	—	(0.37)	—	10.48	24,332	8.18	0.65	0.65	3.58	35
A Shares
Year Ended March 31, 2014	10.01	0.01	(d)	0.01	0.02	(0.01)	—	(0.03)	(0.04)	—	9.99	5,900	0.25	0.65	0.82	0.10	260
Year Ended March 31, 2013	10.73	0.04	(d)	0.26	0.30	(0.04)	—	(0.98)	(1.02)	—	10.01	3,694	2.86	0.73	1.04	0.39	199
Year Ended March 31, 2012	10.16	0.29	(d)	0.71	1.00	(0.29)	—	(0.14)	(0.43)	—	10.73	3,445	10.00	0.82	0.97	2.77	27
Year Ended March 31, 2011	10.48	0.33	(d)	(0.29)	0.04	(0.33)	—	(0.03)	(0.36)	—	10.16	4,081	0.38	0.83	0.83	3.18	33
Year Ended March 31, 2010#	10.29	0.24		0.19	0.43	(0.24)	—	—	(0.24)	—	10.48	5,200	4.18	0.81	0.81	3.38	35

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2014	$9.90	$0.03	(d)	$(0.06)	$(0.03)	$(0.03)	$—	$(0.02)	$(0.05)	$—	$9.82	$2,868	(0.30)%		0.55%	1.12%	0.28%	28%
Year Ended March 31, 2013	9.96	0.05	(d)	(0.03)	0.02	(0.05)	—	(0.03)	(0.08)	—	9.90	3,339	0.15		0.55	0.89	0.52	14
Year Ended March 31, 2012	10.10	0.10	(d)	— (f)	0.10	(0.10)	—	(0.14)	(0.24)	—	9.96	8,502	0.96		0.55	0.74	1.01	31
Year Ended March 31, 2011	10.27	0.13	(d)	(0.01)	0.12	(0.13)	—	(0.16)	(0.29)	—	10.10	22,875	1.16		0.53	0.62	1.23	36
Year Ended March 31, 2010	10.33	0.14		(0.03)	0.11	(0.14)	—	(0.03)	(0.17)	—	10.27	33,504	1.03		0.49	0.54	1.29	147
A Shares
Year Ended March 31, 2014	9.89	0.01	(d)	(0.07)	(0.06)	(0.01)	—	(0.02)	(0.03)	—	9.80	2,089	(0.58)		0.73	1.20	0.10	28
Year Ended March 31, 2013	9.95	0.03	(d)	(0.03)	—	(0.03)	—	(0.03)	(0.06)	—	9.89	2,107	(0.03)		0.73	1.04	0.33	14
Year Ended March 31, 2012	10.09	0.08	(d)	— (f)	0.08	(0.08)	—	(0.14)	(0.22)	—	9.95	3,455	0.78		0.73	0.94	0.80	31
Year Ended March 31, 2011	10.26	0.11	(d)	(0.01)	0.10	(0.11)	—	(0.16)	(0.27)	—	10.09	5,562	0.98		0.71	0.80	1.05	36
Year Ended March 31, 2010	10.32	0.12		(0.03)	0.09	(0.12)	—	(0.03)	(0.15)	—	10.26	5,839	0.85		0.67	0.71	1.20	147
C Shares
Year Ended March 31, 2014	9.88	—	(d)	(0.06)	(0.06)	— (f)	—	(0.02)	(0.02)	—	9.80	4,985	(0.58)		0.84	1.51	—	28
Year Ended March 31, 2013	9.94	—	(d)(f)	(0.03)	(0.03)	— (f)	—	(0.03)	(0.03)	—	9.88	6,776	(0.33)		1.04	1.42	0.02	14
Year Ended March 31, 2012	10.08	0.01	(d)	— (f)	0.01	(0.01)	—	(0.14)	(0.15)	—	9.94	7,931	0.07		1.44	1.74	0.07	31
Year Ended March 31, 2011	10.25	0.02	(d)	(0.01)	0.01	(0.02)	—	(0.16)	(0.18)	—	10.08	7,699	0.16		1.53	1.62	0.21	36
Year Ended March 31, 2010	10.31	0.03		(0.03)	—	(0.03)	—	(0.03)	(0.06)	—	10.25	6,426	0.04		1.49	1.55	0.33	147

Total Return Bond Fund
I Shares
Year Ended March 31, 2014	10.79	0.22	(d)	(0.26)	(0.04)	(0.22)	—	(0.10)	(0.32)	—	10.43	1,022,101	(0.31)		0.41	0.41	2.12	217
Year Ended March 31, 2013	10.77	0.18	(d)	0.25	0.43	(0.21)	—	(0.20)	(0.41)	—	10.79	1,204,228	4.01		0.39	0.40	1.69	139
Year Ended March 31, 2012	10.40	0.25	(d)	0.73	0.98	(0.36)	—	(0.25)	(0.61)	—	10.77	996,213	9.62		0.37	0.37	2.30	170
Year Ended March 31, 2011	10.60	0.33	(d)	0.22	0.55	(0.27)	(0.08)	(0.40)	(0.75)	—	10.40	684,952	5.20		0.33	0.33	3.05	251	(e)
Year Ended March 31, 2010	10.26	0.40		0.43	0.83	(0.36)	—	(0.13)	(0.49)	—	10.60	724,588	8.17		0.31	0.31	3.72	326
A Shares
Year Ended March 31, 2014	11.15	0.20	(d)	(0.28)	(0.08)	(0.20)	—	(0.10)	(0.30)	—	10.77	41,134	(0.70)		0.70	0.70	1.82	217
Year Ended March 31, 2013	11.12	0.16	(d)	0.25	0.41	(0.18)	—	(0.20)	(0.38)	—	11.15	50,279	3.76		0.66	0.68	1.42	139
Year Ended March 31, 2012	10.73	0.22	(d)	0.76	0.98	(0.34)	—	(0.25)	(0.59)	—	11.12	44,359	9.31		0.65	0.65	1.95	170
Year Ended March 31, 2011	10.92	0.33	(d)	0.21	0.54	(0.25)	(0.08)	(0.40)	(0.73)	—	10.73	17,589	4.93		0.58	0.58	2.94	251	(e)
Year Ended March 31, 2010	10.57	0.38		0.43	0.81	(0.33)	—	(0.13)	(0.46)	—	10.92	8,540	7.75		0.55	0.55	3.14	326
R Shares
Year Ended March 31, 2014	10.80	0.16	(d)	(0.27)	(0.11)	(0.16)	—	(0.10)	(0.26)	—	10.43	72,556	(1.02	)(h)	1.03	1.07	1.52	217
Year Ended March 31, 2013	10.78	0.12	(d)	0.25	0.37	(0.15)	—	(0.20)	(0.35)	—	10.80	72,697	3.34		0.96	1.05	1.11	139
Year Ended March 31, 2012	10.40	0.18	(d)	0.76	0.94	(0.31)	—	(0.25)	(0.56)	—	10.78	20,315	9.15		0.90	0.90	1.63	170
Year Ended March 31, 2011	10.60	0.30	(d)	0.19	0.49	(0.21)	(0.08)	(0.40)	(0.69)	—	10.40	2,825	4.63		0.89	0.89	2.74	251	(e)
Year Ended March 31, 2010	10.26	0.35		0.42	0.77	(0.30)	—	(0.13)	(0.43)	—	10.60	710	7.61		0.82	0.82	3.11	326

Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2014	9.98	0.07	(d)	0.01	0.08	(0.08)	—	—	(0.08)	—	9.98	122,053	0.76		0.35	0.35	0.65	134
Year Ended March 31, 2013	9.95	0.10	(d)	0.04	0.14	(0.11)	—	—	(0.11)	—	9.98	109,224	1.39		0.33	0.33	0.98	127
Year Ended March 31, 2012	9.93	0.10	(d)	0.03	0.13	(0.11)	—	—	(0.11)	—	9.95	112,617	1.34		0.34	0.34	0.99	97
Year Ended March 31, 2011	9.91	0.13	(d)	0.04	0.17	(0.15)	—	—	(0.15)	—	9.93	115,795	1.76		0.32	0.32	1.31	229
Year Ended March 31, 2010	9.52	0.25		0.39	0.64	(0.25)	—	—	(0.25)	—	9.91	92,528	6.82		0.34	0.37	2.51	130

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payment by Affiliate	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements) (b)	Ratio of Net Investment Income to Average Net Assets(b)		Portfolio Turnover Rate(c)
U.S. Government Securities Fund
I Shares
Year Ended March 31, 2014	$8.43	$0.04	(d)	$(0.21)	$(0.17)	$(0.04)	$—	$(0.03)	$(0.07)	$0.01	$8.20	$21,192	(1.86	)%(g)	0.74%	0.87%	0.46%		96%
Year Ended March 31, 2013	8.69	0.04	(d)	0.15	0.19	(0.04)	—	(0.41)	(0.45)	—	8.43	35,866	2.19		0.75	0.81	0.47		75
Year Ended March 31, 2012	8.63	0.11	(d)	0.61	0.72	(0.11)	—	(0.55)	(0.66)	—	8.69	40,754	8.27		0.73	0.73	1.18		94
Year Ended March 31, 2011	8.76	0.18	(d)	0.22	0.40	(0.18)	—	(0.35)	(0.53)	—	8.63	48,580	4.50		0.62	0.62	2.02		92
Year Ended March 31, 2010	11.11	0.26		(0.37)	(0.11)	(0.27)	—	(1.97)	(2.24)	—	8.76	71,910	(1.07)		0.58	0.58	2.35		85
A Shares
Year Ended March 31, 2014	8.43	0.02	(d)	(0.22)	(0.20)	(0.02)	—	(0.03)	(0.05)	0.01	8.19	867	(2.19	)(g)	0.95	1.07	0.25		96
Year Ended March 31, 2013	8.69	0.02	(d)	0.15	0.17	(0.02)	—	(0.41)	(0.43)	—	8.43	1,665	1.97		0.97	1.02	0.24		75
Year Ended March 31, 2012	8.63	0.08	(d)	0.61	0.69	(0.08)	—	(0.55)	(0.63)	—	8.69	1,797	7.98		1.00	1.00	0.90		94
Year Ended March 31, 2011	8.76	0.15	(d)	0.22	0.37	(0.15)	—	(0.35)	(0.50)	—	8.63	2,089	4.18		0.93	0.93	1.71		92
Year Ended March 31, 2010	11.11	0.21		(0.35)	(0.14)	(0.24)	—	(1.97)	(2.21)	—	8.76	2,314	(1.38)		0.89	0.89	1.98		85
C Shares
Year Ended March 31, 2014	8.43	—	(d)	(0.22)	(0.22)	—	—	(0.03)	(0.03)	0.01	8.19	1,443	(2.45	)(g)	1.21	1.76	—	(f)	96
Year Ended March 31, 2013	8.69	—	(d)	0.15	0.15	—	—	(0.41)	(0.41)	—	8.43	1,923	1.72		1.22	1.70	—		75
Year Ended March 31, 2012	8.63	0.03	(d)	0.61	0.64	(0.03)	—	(0.55)	(0.58)	—	8.69	2,401	7.32		1.61	1.67	0.28		94
Year Ended March 31, 2011	8.76	0.09	(d)	0.22	0.31	(0.09)	—	(0.35)	(0.44)	—	8.63	2,471	3.46		1.62	1.62	1.02		92
Year Ended March 31, 2010	11.11	0.14		(0.35)	(0.21)	(0.17)	—	(1.97)	(2.14)	—	8.76	3,038	(2.05)		1.58	1.58	1.28		85

U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2014	10.17	0.03	(d)	(0.02)	0.01	(0.06)	—	—	(0.06)	—	10.12	1,993,215	0.13		0.38	0.38	0.31		36
Year Ended March 31, 2013	10.14	0.03	(d)	0.08	0.11	(0.08)	—	—	(0.08)	—	10.17	2,331,913	1.10		0.36	0.36	0.29		137
Year Ended March 31, 2012	10.07	0.06	(d)	0.12	0.18	(0.11)	—	—	(0.11)	—	10.14	2,033,765	1.76		0.36	0.36	0.55		70
Year Ended March 31, 2011	10.07	0.07	(d)	0.09	0.16	(0.16)	—	—	(0.16)	—	10.07	1,648,792	1.61		0.33	0.33	0.73		126	(e)
Year Ended March 31, 2010	10.03	0.30		0.06	0.36	(0.32)	—	—	(0.32)	—	10.07	1,340,992	3.62		0.29	0.29	2.15		119

Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2014	10.54	0.29	(d)	(0.32)	(0.03)	(0.29)	—	(0.10)	(0.39)	—	10.12	120,600	(0.20)		0.58	0.58	2.83		65
Year Ended March 31, 2013	10.63	0.31	(d)	0.08	0.39	(0.31)	—	(0.17)	(0.48)	—	10.54	144,889	3.70		0.59	0.59	2.93		33
Year Ended March 31, 2012	10.21	0.33	(d)	0.53	0.86	(0.33)	—	(0.11)	(0.44)	—	10.63	147,599	8.55		0.63	0.63	3.12		23
Year Ended March 31, 2011	10.39	0.34	(d)	(0.11)	0.23	(0.34)	—	(0.07)	(0.41)	—	10.21	165,536	2.15		0.62	0.62	3.23		17
Year Ended March 31, 2010	10.22	0.37		0.19	0.56	(0.37)	—	(0.02)	(0.39)	—	10.39	191,537	5.58		0.61	0.61	3.56		33
A Shares
Year Ended March 31, 2014	10.53	0.27	(d)	(0.32)	(0.05)	(0.27)	—	(0.10)	(0.37)	—	10.11	7,668	(0.35)		0.73	0.73	2.67		65
Year Ended March 31, 2013	10.63	0.30	(d)	0.07	0.37	(0.30)	—	(0.17)	(0.47)	—	10.53	10,996	3.45		0.74	0.74	2.78		33
Year Ended March 31, 2012	10.21	0.31	(d)	0.53	0.84	(0.31)	—	(0.11)	(0.42)	—	10.63	12,509	8.38		0.78	0.78	2.97		23
Year Ended March 31, 2011	10.39	0.32	(d)	(0.11)	0.21	(0.32)	—	(0.07)	(0.39)	—	10.21	12,471	2.00		0.77	0.77	3.09		17
Year Ended March 31, 2010	10.22	0.35		0.20	0.55	(0.36)	—	(0.02)	(0.38)	—	10.39	14,236	5.44		0.75	0.75	3.35		33

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

#	Prior to August 1, 2009, there were no assets in Class A during the current period. Effective at the close of business July 31, 2009, Class A received assets from the conversion from Class C. The net asset value shown for the beginning of the period reflects the initial converted net asset value from Class C and the amounts shown thereafter reflect operations for Class A from August 1, 2009 through March 31, 2010.

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Per share data calculated using average shares outstanding method.

(e)	The amount previously reported has been adjusted to exclude an overstatement of mortgage-backed transactions and/or other corporate actions.

(f)	Rounds to less than $0.005 per share or 0.005%.

(g)	Total return includes payment by Affiliates (see Note 3). Excluding this payment, total return would have been (1.98)% for Class I, (2.31)% for Class A and (2.57)% for Class C.

(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2014

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”).

The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund offer I Shares and A Shares. The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund and Short-Term U.S. Treasury Securities Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond and Short-Term U.S. Treasury Securities Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50%, if redeemed within two years of purchase. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I or R Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”) that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds and money market funds are valued at their net asset value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain asset and mortgage backed products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Publicly-traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value hierarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy. Centrally cleared credit default and interest rate swaps are valued at the price determined by the relevant exchange and such securities may be considered Level 2 in the fair value hierarchy. Forward foreign exchange contracts are valued using daily forward exchange rates and such securities may be considered Level 2 in the fair value hierarchy.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: if a subadviser determines that the valuation of a security does not reflect its fair value; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value, and such securities are considered Level 2 in the fair value hierarchy.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2014:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Core Bond Fund
Assets
Asset-Backed Securities[1]	$—	$7,454,209	$—		$7,454,209
Collateralized Mortgage Obligations[1]	—	15,224,586	—		15,224,586
Corporate Bonds[1]	—	56,718,866	—		56,718,866
Municipal Bonds[2]	—	2,505,636	—		2,505,636
U.S. Government Agency Mortgages[1]	—	63,805,792	—		63,805,792
U.S. Treasury Obligation[1]	—	63,320,095	—		63,320,095
Foreign Government Bonds[1]	—	1,102,005	—		1,102,005
Short-Term Investment	—	987,000	—		987,000
Money Market Fund	8,030,433	—	—		8,030,433

Total Investments	8,030,433	211,118,189	—		219,148,622

Corporate Bond Fund
Assets
Corporate Bonds[1]	—	37,345,469	—		37,345,469
Municipal Bonds[2]	—	276,248	—		276,248
Short-Term Investment	—	924,340	—		924,340
Money Market Fund	1,234,570	—	—		1,234,570

Total Investments	1,234,570	38,546,057	—		39,780,627

Georgia Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	123,048,871	—		123,048,871
Money Market Fund	1,506,171	—	—		1,506,171

Total Investments	1,506,171	123,048,871	—		124,555,042

High Grade Municipal Bond Fund
Assets
Municipal Bonds[2]	—	49,087,515	—		49,087,515
Money Market Fund	6,649,451	—	—		6,649,451

Total Investments	6,649,451	49,087,515	—		55,736,966

High Income Fund
Assets
Bank Loans[1]	—	44,389,789	—		44,389,789
Corporate Bonds[1]	—	815,469,047	0	[4]	815,469,047
Convertible Corporate Bond[1]	—	4,395,421	—		4,395,421
Municipal Bonds[2]	—	13,353,963	—		13,353,963
Preferred Stock[1]	3,306,303	—	—		3,306,303
Common Stock[1]	7,877,430	529,740	—		8,407,170
Short-Term Investment	—	107,621,478	—		107,621,478
Money Market Fund	75,170,682	—	—		75,170,682

Total Investments	86,354,415	985,759,438	0	[4]	1,072,113,853

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Intermediate Bond Fund
Assets
Collateralized Mortgage Obligations[1]	$—	$5,573,482	$—		$5,573,482
Corporate Bonds[1]	—	115,611,265	—		115,611,265
Municipal Bond[2]	—	6,034,155	—		6,034,155
U.S. Government Agency Mortgages[1]	—	13,989,941	—		13,989,941
U.S. Treasury Obligation[1]	—	211,161,504	—		211,161,504
Foreign Government Bonds[1]	—	2,888,847	—		2,888,847
Short-Term Investment	—	2,745,970	—		2,745,970
Money Market Fund	13,061,788	—	—		13,061,788

Total Investments	13,061,788	358,005,164	—		371,066,952

Investment Grade Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	640,000,659	—		640,000,659
Money Market Fund	29,108,575	—	—		29,108,575

Total Investments	29,108,575	640,000,659	—		669,109,234

Limited Duration Fund
Assets
Asset-Backed Securities[1]	—	2,201,869	—		2,201,869
Collateralized Mortgage Obligations[1]	—	4,032,073	—		4,032,073
Money Market Fund	413,923	—	—		413,923

Total Investments	413,923	6,233,942	—		6,647,865

Limited-Term Federal Mortgage Securities Fund
Assets
Collateralized Mortgage Obligations[1]	—	1,200,741	—		1,200,741
U.S. Government Agency Mortgages[1]	—	8,453,046	—		8,453,046
U.S. Treasury Obligation[1]	—	399,873	—		399,873
Money Market Fund	227,136	—	—		227,136

Total Investments	227,136	10,053,660	—		10,280,796

North Carolina Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	35,984,401	—		35,984,401
Money Market Fund	1,851,309	—	—		1,851,309

Total Investments	1,851,309	35,984,401	—		37,835,710

Seix Floating Rate High Income Fund
Assets
Bank Loans[1]	—	8,248,615,366	0	[4]	8,248,615,366
Corporate Bonds[1]	—	569,380,937	—		569,380,937
Municipal Bonds[2]	—	41,744,920	—		41,744,920
Preferred Stock[1]	2,566,883	—	—		2,566,883
Common Stock[1]	—	690,370	—		690,370
Money Market Fund	563,907,620	—	—		563,907,620

Total Investments	566,474,503	8,860,431,593	0	[4]	9,426,906,096

Seix High Yield Fund
Assets
Bank Loans[1]	—	79,525,513	—		79,525,513
Corporate Bonds[1]	—	1,123,168,540	—		1,123,168,540
Convertible Corporate Bond[1]	—	2,896,795	—		2,896,795
U.S. Treasury Obligation[1]	—	674,973	—		674,973
Short-Term Investment	—	115,263,845	—		115,263,845
Money Market Fund	86,307,432	—	—		86,307,432

Total Investments	86,307,432	1,321,529,666	—		1,407,837,098

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Term Bond Fund
Assets
Asset-Backed Securities[1]	$—	$4,536,289	$—	$4,536,289
Collateralized Mortgage Obligations[1]	—	11,077,002	—	11,077,002
Corporate Bonds[1]	—	21,343,000	—	21,343,000
Municipal Bonds[2]	—	728,603	—	728,603
U.S. Government Agency Mortgages[1]	—	2,338,187	—	2,338,187
U.S. Treasury Obligation[1]	—	2,035,948	—	2,035,948
Money Market Fund	1,064,950	—	—	1,064,950

Total Investments	1,064,950	42,059,029	—	43,123,979

Short-Term Municipal Bond Fund
Assets
Municipal Bonds[2]	—	30,436,637	—	30,436,637
Money Market Fund	6,278,938	—	—	6,278,938

Total Investments	6,278,938	30,436,637	—	36,715,575

Short-Term U.S. Treasury Securities Fund
Assets
U.S. Treasury Obligation[1]	—	9,575,841	—	9,575,841
Money Market Fund	301,540	—	—	301,540

Total Investments	301,540	9,575,841	—	9,877,381

Total Return Bond Fund
Assets
Asset-Backed Securities[1]	—	34,879,377	—	34,879,377
Collateralized Mortgage Obligations[1]	—	74,744,559	—	74,744,559
Bank Loans[1]	—	131,294,834	—	131,294,834
Corporate Bonds[1]	—	276,820,991	—	276,820,991
Municipal Bonds[2]	—	15,668,450	—	15,668,450
U.S. Government Agency Mortgages[1]	—	338,660,174	—	338,660,174
U.S. Treasury Obligation[1]	—	244,977,565	—	244,977,565
Foreign Government Bonds[1]	—	5,759,098	—	5,759,098
Short-Term Investment	—	5,665,800	—	5,665,800
Money Market Fund	37,206,751	—	—	37,206,751

Total Investments	37,206,751	1,128,470,848	—	1,165,677,599

Other Financial Instruments[3]
Credit Default Swap Contracts
Credit Risk	—	105,107	—	105,107
Interest Rate Swaps
Interest Rate Risk	—	25,665	—	25,665
Forward Foreign Currency Contracts
Foreign Currency Risk	—	1,402,577	—	1,402,577

Total Assets	37,206,751	1,130,004,197	—	1,167,210,948

Liabilities
Interest Rate Swaps
Interest Rate Risk	—	(640,571)	—	(640,571)

Total Liabilities	—	(640,571)	—	(640,571)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra-Short Bond Fund
Assets
Asset-Backed Securities[1]	$—	$11,482,180	$—	$11,482,180
Collateralized Mortgage Obligations[1]	—	36,899,276	—	36,899,276
Corporate Bonds[1]	—	56,348,877	—	56,348,877
Municipal Bonds[2]	—	1,497,405	—	1,497,405
U.S. Government Agency Mortgages[1]	—	11,854,691	—	11,854,691
U.S. Treasury Obligation[1]	—	614,430	—	614,430
Money Market Fund	801,527	—	—	801,527

Total Investments	801,527	118,696,859	—	119,498,386

Other Financial Instruments[3]
Futures Contracts
Interest Rate Risk	22,695	—	—	22,695

Total Assets	824,222	118,696,859	—	119,521,081

U.S. Government Securities Fund
Assets
U.S. Treasury Obligation[1]	—	22,999,368	—	22,999,368
Money Market Fund	1,447,761	—	—	1,447,761

Total Investments	1,447,761	22,999,368	—	24,447,129

U.S. Government Securities Ultra-Short Bond Fund
Assets
Asset-Backed Securities[1]	—	1,542,460	—	1,542,460
Collateralized Mortgage Obligations[1]	—	666,616,916	—	666,616,916
U.S. Government Agency Mortgages[1]	—	1,305,703,611	—	1,305,703,611

Total Investments	—	1,973,862,987	—	1,973,862,987

Other Financial Instruments[3]
Futures Contracts
Interest Rate Risk	569,439	—	—	569,439

Total Assets	569,439	1,973,862,987	—	1,974,432,426

Liabilities
Futures Contracts
Interest Rate Risk	(3,693)	—	—	(3,693)

Total Liabilities	(3,693)	—	—	(3,693)

Virginia Intermediate Municipal Bond Fund
Assets
Municipal Bonds[2]	—	122,860,635	—	122,860,635
Money Market Fund	3,884,496	—	—	3,884,496

Total Investments	3,884,496	122,860,635	—	126,745,131

[1]	Please see the Schedules of Portfolio Investments for Sector Classifications.
[2]	Please see the Schedules of Portfolio Investments for State Classifications.
[3]	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts, futures and interest rate swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.
[4]	As of March 31, 2014, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are Board fair valued securities for the fiscal year ended March 31, 2014. The Level 3 securities comprised 0.0% of net assets of each Fund. As such, the Level 3 roll forward and change in unrealized appreciation/depreciation of Level 3 securities held at year end have not been presented.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. As of March 31, 2014, there were no transfers from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared each business day to shareholders of record and are paid monthly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to that share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions as of March 31, 2014 are included on each Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures Contracts — Certain Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(j) Swap Contracts — Certain Funds may invest in swap contracts for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swap contracts involves risks that are different from those associated with ordinary portfolio transactions. Swap contracts may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

OTC swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedules of Portfolio Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap contracts. Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statements of Operations.

Credit Default Swaps

Certain Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS contract to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

As a seller of protection, a Fund generally receives an upfront payment or a stream of payments throughout the term of the swap contracts provided that there is no credit event. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap contract. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap contract if a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the swap contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS contracts are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the contract. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Credit spreads utilized in determining the period end market value of CDS contracts on corporate or sovereign issues are disclosed in the Schedules of Portfolio Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. The quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk for CDS contracts on asset-backed securities and credit indices.

Entering into a CDS contract involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform or disagree as to the meaning of the contractual terms in the contract, and that there are unfavorable changes in net interest rates.

Interest Rate Swaps

Certain Funds may enter into interest rate swap (“IRS”) contracts to manage exposure to interest rate risk. IRS contracts are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. IRS contracts are marked-to-market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of IRS contracts include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2014, are presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
High Income Fund
Realized Gain (Loss)#
Swap Contracts	$613,061	$—	$—	$613,061

Total Realized Gain (Loss)	$613,061	$—	$—	$613,061

Number of Contracts, Notional Amounts or Shares†
Swap Contracts	$105,722,222	$—	$—	$105,722,222

Seix High Yield Fund
Realized Gain (Loss)#
Swap Contracts	$3,172,834	$—	$—	$3,172,834

Total Realized Gain (Loss)	$3,172,834	$—	$—	$3,172,834

Number of Contracts, Notional Amounts or Shares†
Swap Contracts	$203,388,889	$—	$—	$203,388,889

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Currency Contracts*	$—	$1,402,577	$—	$1,402,577
Swap Contracts*	105,107		25,665	130,772

Total Value	$105,107	$1,402,577	$25,665	$1,533,349

Liability Derivatives
Swap Contracts^	$—	$—	$(640,571)	$(640,571)
Forward Currency Contracts^	—	—	—	—

Total Value	$—	$—	$(640,571)	$(640,571)

Realized Gain (Loss)#
Forward Currency Contracts	$—	$1,030,489	$—	$1,030,489
Swap Contracts	(5,910,501)	—	(4,861)	(5,915,362)

Total Realized Gain (Loss)	$(5,910,501)	$1,030,489	$(4,861)	$(4,884,873)

Change in Appreciation (Depreciation)##
Forward Currency Contracts	$—	$1,323,976	$—	$1,323,976
Swap Contracts	(465,254)	—	—	(465,254)

Total Change in Appreciation (Depreciation)	$(465,254)	$1,323,976	$—	$858,722

Number of Contracts, Notional Amounts or Shares†
Forward Currency Contracts	$—	$148,420,670	$—	$148,420,670

Swap Contracts	$82,020,455	$—	$62,785,042	$144,805,497

Ultra-Short Bond Fund
Asset Derivatives
Futures Contracts*	$—	$—	$22,695	$22,695

Total Value	$—	$—	$22,695	$22,695

Realized Gain (Loss)#
Futures Contracts	$—	$—	$133,781	$133,781

Total Realized Gain (Loss)	$—	$—	$133,781	$133,781

Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$22,695	$22,695

Total Change in Appreciation (Depreciation)	$—	$—	$22,695	$22,695

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	(38)	(38)

U.S. Government Securities Ultra-Short Bond Fund
Asset Derivatives
Futures Contracts*	$—	$—	$569,439	$569,439

Total Value	$—	$—	$569,439	$569,439

Liability Derivatives
Futures Contracts^	$—	$—	$(3,693)	$(3,693)

Total Value	$—	$—	$(3,693)	$(3,693)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(520,443)	$(520,443)

Total Realized Gain (Loss)	$—	$—	$(520,443)	$(520,443)

Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$656,052	$656,052

Total Change in Appreciation (Depreciation)	$—	$—	$656,052	$656,052

Number of Contracts, Notional Amounts or Shares†
Futures Short Contracts	$—	$—	$(583)	$(583)

Futures Long Contracts	$—	$—	$20	$20

*	Statements of Assets and Liabilities location: Investments, at value, Unrealized Appreciation on: Forward Foreign Currency Contracts, Swap Contracts, or Futures Contracts , as applicable.

^	Statements of Assets and Liabilities location: Unrealized Depreciation on: Futures Contracts, or Swap Contracts, as applicable.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts”. The outstanding variation margin, if any, is reported within the Statements of Assets and Liabilities.

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: Investment and Foreign Currency Transactions, Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: Investment and Foreign Currency Transactions, Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

†	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward currency contracts and swap contracts, which are indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2014.

The following table summarizes any OTC derivatives at March 31, 2014 that are subject to an enforceable master netting agreement or similar agreement and net of the related collateral received by the Funds.

	Gross Amounts of Assets/Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral (Received)/Pledged(b)	Net Amount of Derivative Assets/Liabilities
Total Return Bond Fund
Assets
Counterparty
JPMorgan	$1,529,640	$—	($881,971)	$647,669
Barclays	3,709			3,709

	$1,533,349	$—	($881,971)	$651,378

Liabilities
JPMorgan	$640,571	$—	$—	$640,571

	$640,571	$—	$—	$640,571

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Asset and Liabilities.

(b)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of the derivative assets and liabilities for a counterparty cannot be less than $0.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

In accordance with the exemptive order obtained from the SEC, the Funds pool their money in a joint trading account, as described below. The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. As of March 31, 2014, the cash collateral received by the Funds was pooled and invested in the following

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

securities. Each of the Funds participating in securities lending as of March 31, 2014 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	88,099,772	$88,099,772
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.00%	289,506,385	289,506,385

Total Investments (Cost $377,606,157)		377,606,157
Amount due to Lending Agent		(31,180)

Net Investment Value		$377,574,977

The following Funds paid securities lending fees to the lending agent during the fiscal year ended March 31, 2014, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Core Bond Fund	$4,153
Corporate Bond Fund	277
High Income Fund	69,117
Intermediate Bond Fund	11,387
Seix High Yield Fund	73,801
Total Return Bond Fund	26,579

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s NAV if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. In addition, bank loans generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. As of March 31, 2014, Seix Floating Rate High Income Fund and Total Return Bond Fund had unfunded loan commitments which are presented within the Funds’ Schedules of Portfolio Investments.

(n) Restricted Securities — Certain Funds’ investments are restricted as to resale. As of March 31, 2014, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise on the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(p) Foreign Investment Risks — Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(u) Line of Credit — The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with State Street Bank and Trust (“State Street Bank”) for an aggregate amount of $100,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee to State Street Bank in the amount of 0.10% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the One-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees paid to State Street Bank pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2014, the Funds had no borrowings under the LOC.

U.S Government Securities Ultra-Short Bond Fund incurred interest on a borrowing of $132 for the fiscal year ended March 31, 2014. The average dollar amount of the borrowings was $1,123,405, the weighted average interest

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

rate on these borrowings was 1.41% and the Fund had an outstanding loan for three days during the year. The borrowings were valued at cost, which approximates fair value.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”), a majority-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money—management holding company with multiple style-focused investment boutiques (“Subadvisers”). The Subadvisers for each of the Funds are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund; and StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2014 were as follows:

Fund	Maximum Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived/Expense Reimbursed	Net Annual fees Paid*
Core Bond Fund	0.25%	0.25%	—%	0.25%
Corporate Bond Fund	0.40	0.40	(0.01)	0.39
Georgia Tax-Exempt Bond Fund	0.50	0.50	—	0.50
High Grade Municipal Bond Fund	0.50	0.50	(0.03)	0.47
High Income Fund	0.55	0.54	—	0.54
Intermediate Bond Fund	0.25	0.25	—	0.25
Investment Grade Tax-Exempt Bond Fund	0.50	0.49	—	0.49
Limited Duration Fund	0.10	0.10	(0.11)	—
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	(0.42)	0.08
North Carolina Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Seix Floating Rate High Income Fund	0.45	0.40	—	0.40
Seix High Yield Fund	0.45	0.43	—	0.43
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term Municipal Bond Fund	0.35	0.35	(0.15)	0.20
Short-Term U.S. Treasury Securities Fund	0.35	0.35	(0.49)	—
Total Return Bond Fund	0.25	0.24	—	0.24
Ultra-Short Bond Fund	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	(0.14)	0.36
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Virginia Intermediate Municipal Bond Fund	0.50	0.50	—	0.50

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2014, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2013 to March 31, 2014
Fund	I Shares	A Shares	C Shares		R Shares
Core Bond Fund*	0.45%	0.75%	N/A	%	1.05%
Corporate Bond Fund*	0.65	0.95	1.65		N/A
Georgia Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A
High Grade Municipal Bond Fund	0.65	0.80	N/A		N/A
High Income Fund*	0.78	1.08	N/A		1.50
Intermediate Bond Fund*	0.45	0.75	N/A		1.05
Investment Grade Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A
Limited Duration Fund	0.32	N/A	N/A		N/A
Limited-Term Federal Mortgage Securities Fund	0.66	0.86	1.66		N/A
North Carolina Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A
Seix Floating Rate High Income Fund*	0.67	0.97	1.61		N/A
Seix High Yield Fund	0.61	0.87	N/A		1.30
Short-Term Bond Fund*	0.60	0.80	1.60		N/A
Short-Term Municipal Bond Fund	0.55	0.70	N/A		N/A
Short-Term U.S. Treasury Securities Fund	0.55	0.73	1.55		N/A
Total Return Bond Fund*	0.45	0.75	N/A		1.05
Ultra-Short Bond Fund*	0.46	N/A	N/A		N/A
U.S. Government Securities Fund*	0.75	0.95	1.70		N/A
U.S. Government Securities Ultra-Short Bond Fund*	0.46	N/A	N/A		N/A
Virginia Intermediate Municipal Bond Fund	0.65	0.80	N/A		N/A

*	For the period April 1, 2013 to July 31, 2013 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		R Shares
Core Bond Fund	0.45%	0.72%	N/A	%	1.05%
Corporate Bond Fund	0.62	0.93	1.60		N/A
High Income Fund	0.76	1.06	N/A		1.46
Intermediate Bond Fund	0.44	0.70	N/A		1.20
Seix Floating Rate High Income Fund	0.62	0.95	1.61		N/A
Short-Term Bond Fund	0.58	0.77	1.57		N/A
Total Return Bond Fund	0.43	0.68	N/A		0.99
Ultra-Short Bond Fund	0.42	N/A	N/A		N/A
U.S. Government Securities Fund	0.72	0.95	1.70		N/A
U.S. Government Securities Ultra-Short Bond Fund	0.43	N/A	N/A		N/A

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the fiscal year ended March 31, 2014, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2014, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
	2015	2016	2017
Core Bond Fund	$—	$1,227	$42
Corporate Bond Fund	—	10,691	5,345

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Expires
	2015	2016	2017
High Grade Municipal Bond Fund	$11,057	$17,205	$18,615
High Income Fund	—	85,675	26,432
Intermediate Bond Fund	—	580	12
Investment Grade Tax-Exempt Bond Fund	—	53,503	32,500
Limited Duration Fund	—	3,221	8,029
Limited-Term Federal Mortgage Securities Fund	26,833	49,640	56,990
Seix Floating Rate High Income Fund	—	—	122
Short-Term Bond Fund	—	2,491	1,467
Short-Term Municipal Bond Fund	22,692	36,571	35,071
Short-Term US Treasury Securities Fund	44,910	49,079	50,632
Total Return Bond Fund	—	134,555	30,144
US Government Securities Fund	—	26,551	39,498

Amounts designated as “—” are $0.

The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund and U.S. Government Securities Fund to the extent necessary to maintain a minimum annualized yield of 0.00% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the fiscal year ended March 31, 2014, Limited Duration Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund and U.S. Government Securities Fund had voluntary reimbursements in the amount of $40, $24, $4,699, $12,178 and $8,038, respectively.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2014, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A shares. For the fiscal year ended March 31, 2014, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C Shares. These current board approved fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2014, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee
Core Bond Fund	0.30%	N/A	%	0.50%
Corporate Bond Fund	0.30	1.00		N/A

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee
Georgia Tax-Exempt Bond Fund	0.15%	N/A	%	N/A	%
High Grade Municipal Bond Fund	0.15	N/A		N/A
High Income Fund	0.30	N/A		0.50
Intermediate Bond Fund	0.25	N/A		0.50
Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00		N/A
North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A
Seix High Yield Fund	0.25	N/A		0.50
Short-Term Bond Fund	0.20	1.00	*	N/A
Short-Term Municipal Bond Fund	0.15	N/A		N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00		N/A
Total Return Bond Fund	0.25	N/A		0.50
U.S. Government Securities Fund	0.30	1.00		N/A
Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A

*	For the fiscal year ended March 31, 2014 the distribution fees were temporarily reduced from 1.00% to 0.50%.

Shareholder Servicing Fees — The Funds have adopted shareholder services fees for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds a services fee. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries) providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a shareholder services fee up to an annual rate of 0.20% of average daily net assets of a Fund’s I Shares or A Shares. The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund, and Total Return Bond Fund have adopted a shareholder services fee for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at an annual rate of up to 0.25% of the average daily net assets of R Shares.

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2014, the Investment Adviser was paid $1,474,486 for these services. Foreside Compliance Services, LLC (“FCS”) an affiliate of the Distributor, provides an Anti-Money Laundering Officer/ Identity Theft Prevention Officer (“AML Officer”) to the Trust. Fees paid to FCS pursuant to these agreements are reflected on the Statements of Operations as a component of “Other Fees” as applicable.

Neither FCS nor any of its officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for membership at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

Payment by Affiliates — During the fiscal year ended March 31, 2014, the subadvisor fully reimbursed the U.S. Government Securities Fund for $38,190 for losses incurred on trades executed incorrectly. The amount of this reimbursement was 0.15% of the Fund’s average net assets.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31 were as follows:

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Core Bond Fund

I Shares
3/31/2014	3,381,088	762,147	(18,518,562)	(14,375,327)	$36,663,040	$8,117,846	$(200,452,039)	$(155,671,153)
3/31/2013	15,150,156	1,003,059	(22,520,877)	(6,367,662)	170,890,899	11,280,597	(252,118,768)	(69,947,272)

A Shares
3/31/2014	501,179	46,195	(1,475,984)	(928,610)	5,432,645	491,829	(15,953,019)	(10,028,545)
3/31/2013	542,528	47,009	(686,479)	(96,942)	6,113,163	528,383	(7,733,353)	(1,091,807)

R Shares
3/31/2014	19,213	14,852	(107,714)	(73,649)	203,068	157,799	(1,172,656)	(811,789)
3/31/2013	7,978	10,828	(95,008)	(76,202)	89,791	121,788	(1,070,887)	(859,308)

Corporate Bond Fund

I Shares
3/31/2014	711,418	345,401	(3,443,282)	(2,386,463)	6,444,355	3,014,656	(30,230,500)	(20,771,489)
3/31/2013	1,982,956	434,731	(2,962,851)	(545,164)	18,861,172	4,110,294	(28,188,098)	(5,216,632)

A Shares
3/31/2014	29,837	6,213	(377,467)	(341,417)	267,829	55,067	(3,363,570)	(3,040,674)
3/31/2013	327,279	22,799	(380,224)	(30,146)	3,102,078	216,200	(3,630,328)	(312,050)

C Shares
3/31/2014	5,313	66,392	(563,453)	(491,748)	49,253	577,793	(5,047,594)	(4,420,548)
3/31/2013	103,335	85,637	(475,178)	(286,206)	996,415	807,662	(4,518,289)	(2,714,212)

Georgia Tax-Exempt Bond Fund

I Shares
3/31/2014	2,180,151	32,813	(4,359,350)	(2,146,386)	22,646,321	338,683	(44,856,457)	(21,871,453)
3/31/2013	2,831,504	20,748	(2,923,235)	(70,983)	30,603,687	224,250	(31,648,061)	(820,124)

A Shares
3/31/2014	22,297	10,650	(59,259)	(26,312)	238,966	110,131	(606,721)	(257,624)
3/31/2013	54,802	6,860	(43,641)	18,021	590,388	74,262	(474,378)	190,272

High Grade Municipal Bond Fund

I Shares
3/31/2014	2,617,079	61,485	(3,187,674)	(509,110)	30,893,654	716,398	(37,282,031)	(5,671,979)
3/31/2013	2,956,341	62,484	(2,074,029)	944,796	36,263,488	756,064	(25,383,903)	11,635,649

A Shares
3/31/2014	368,393	19,911	(570,774)	(182,470)	4,335,898	232,188	(6,642,002)	(2,073,916)
3/31/2013	369,896	24,900	(137,597)	257,199	4,526,852	302,002	(1,682,718)	3,146,136

High Income Fund

I Shares
3/31/2014	61,365,620	7,258,926	(68,025,196)	599,350	443,208,494	52,200,825	(491,210,375)	4,198,944
3/31/2013	63,456,336	4,997,397	(44,901,177)	23,552,556	447,059,168	35,281,125	(316,563,071)	165,777,222

A Shares
3/31/2014	16,874,723	1,534,313	(13,006,161)	5,402,875	121,875,949	11,029,068	(93,613,472)	39,291,545
3/31/2013	10,886,569	778,455	(9,805,619)	1,859,405	76,434,488	5,495,991	(69,328,992)	12,601,487

R Shares
3/31/2014	715,308	221,520	(1,136,782)	(199,954)	5,184,036	1,592,910	(8,212,927)	(1,435,981)
3/31/2013	1,008,470	136,362	(820,532)	324,300	7,132,330	961,340	(5,773,798)	2,319,872

Intermediate Bond Fund

I Shares
3/31/2014	5,698,274	1,608,408	(62,230,976)	(54,924,294)	57,311,604	15,747,823	(627,065,916)	(554,006,489)
3/31/2013	16,739,307	2,522,665	(42,042,210)	(22,780,238)	175,567,635	26,162,518	(440,706,666)	(238,976,513)

A Shares
3/31/2014	130,408	26,128	(738,824)	(582,288)	1,310,933	255,977	(7,371,579)	(5,804,669)
3/31/2013	329,512	40,273	(494,247)	(124,462)	3,462,213	417,927	(5,156,768)	(1,276,628)

R Shares
3/31/2014	—	90	(1,356)	(1,266)	—	874	(13,778)	(12,904)
3/31/2013	5,295	132	(73,924)	(68,497)	55,307	1,373	(777,254)	(720,574)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions

Investment Grade Tax-Exempt Bond Fund

I Shares
3/31/2014	16,405,379	1,155,356	(43,346,151)	(25,785,416)	$198,451,877	$13,920,762	$(526,599,697)	$(314,227,058)
3/31/2013	25,364,479	2,556,547	(25,177,845)	2,743,181	321,422,608	31,929,508	(319,378,757)	33,973,359

A Shares
3/31/2014	968,802	59,113	(1,513,367)	(485,452)	11,874,624	712,329	(18,242,631)	(5,655,678)
3/31/2013	627,050	80,768	(770,243)	(62,425)	7,963,610	1,008,871	(9,745,117)	(772,636)

Limited Duration Fund

I Shares
3/31/2014	—	85	(276,001)	(275,916)	—	834	(2,710,333)	(2,709,499)
3/31/2013	—	1,795	(688,748)	(686,953)	—	17,573	(6,735,932)	(6,718,359)

Limited-Term Federal Mortgage Securities Fund

I Shares
3/31/2014	60,641	9,302	(524,309)	(454,366)	662,667	101,517	(5,683,200)	(4,919,016)
3/31/2013	324,611	16,574	(1,774,341)	(1,433,156)	3,631,796	185,548	(19,879,334)	(16,061,990)

A Shares
3/31/2014	3,344	2,973	(52,023)	(45,706)	36,398	32,360	(564,660)	(495,902)
3/31/2013	12,930	2,717	(378,991)	(363,344)	144,522	30,356	(4,222,167)	(4,047,289)

C Shares
3/31/2014	13,487	4,495	(120,524)	(102,542)	148,351	49,021	(1,314,315)	(1,116,943)
3/31/2013	19,025	2,933	(145,883)	(123,925)	212,895	32,830	(1,632,101)	(1,386,376)

North Carolina Tax-Exempt Bond Fund

I Shares
3/31/2014	585,857	58,643	(1,711,383)	(1,066,883)	6,008,053	579,532	(17,308,582)	(10,720,997)
3/31/2013	814,545	4,249	(856,799)	(38,005)	8,700,825	45,645	(9,203,531)	(457,061)

A Shares
3/31/2014	8,849	4,340	(12,853)	336	89,260	43,174	(130,146)	2,288
3/31/2013	27,037	858	(3,042)	24,853	289,648	9,177	(32,515)	266,310

Seix Floating Rate High Income Fund

I Shares
3/31/2014	628,444,241	22,304,080	(299,577,130)	351,171,191	5,683,184,415	201,766,750	(2,707,946,527)	3,177,004,638
3/31/2013	404,801,992	12,393,422	(166,301,380)	250,894,034	3,623,676,264	110,642,663	(1,480,951,289)	2,253,367,638

A Shares
3/31/2014	16,188,285	615,510	(4,302,643)	12,501,152	146,213,918	5,566,938	(38,906,052)	112,874,804
3/31/2013	7,494,467	186,533	(2,545,591)	5,135,409	67,443,345	1,664,277	(22,575,703)	46,531,919

C Shares
3/31/2014	5,464,357	129,066	(889,187)	4,704,236	49,415,633	1,168,010	(8,050,702)	42,532,941
3/31/2013	1,666,689	77,164	(686,469)	1,057,384	14,952,802	688,547	(6,107,635)	9,533,714

Seix High Yield Fund

I Shares
3/31/2014	61,690,195	4,192,490	(118,828,265)	(52,945,580)	621,989,604	41,645,303	(1,188,807,521)	(525,172,614)
3/31/2013	87,306,757	4,448,330	(136,305,874)	(44,550,787)	862,445,636	44,104,060	(1,351,388,077)	(444,838,381)

A Shares
3/31/2014	4,654,381	547,554	(5,253,197)	(51,262)	45,581,021	5,304,484	(52,062,135)	(1,176,630)
3/31/2013	7,150,408	299,831	(4,219,958)	3,230,281	69,009,998	2,932,488	(41,347,650)	30,594,836

R Shares
3/31/2014	2,373	12,533	(123,064)	(108,158)	23,931	124,339	(1,237,608)	(1,089,338)
3/31/2013	5,113	8,840	(32,159)	(18,206)	50,214	87,833	(316,844)	(178,797)

Short-Term Bond Fund

I Shares
3/31/2014	543,689	26,176	(4,549,476)	(3,979,611)	5,416,209	260,604	(45,307,997)	(39,631,184)
3/31/2013	3,470,249	97,589	(26,854,233)	(23,286,395)	34,716,711	976,861	(268,943,424)	(233,249,852)

A Shares
3/31/2014	162,922	2,434	(96,359)	68,997	1,622,054	24,299	(962,809)	683,544
3/31/2013	26,407	2,368	(69,779)	(41,004)	264,900	23,770	(699,939)	(411,269)

C Shares
3/31/2014	8,341	475	(60,400)	(51,584)	83,343	4,743	(602,418)	(514,332)
3/31/2013	26,988	1,026	(86,555)	(58,541)	270,704	10,289	(867,776)	(586,783)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceedsfrom Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions

Short-Term Municipal Bond Fund

I Shares
3/31/2014	2,793,828	6,454	(823,172)	1,977,110	$27,861,596	$64,360	$(8,227,668)	$19,698,288
3/31/2013	558,184	59,062	(60,939)	556,307	5,751,667	589,875	(651,080)	5,690,462

A Shares
3/31/2014	470,366	2,331	(251,053)	221,644	4,689,027	23,246	(2,506,596)	2,205,677
3/31/2013	50,302	28,732	(30,895)	48,139	527,368	286,738	(332,298)	481,808

Short-Term U.S. Treasury Securities Fund

I Shares
3/31/2014	111,099	1,053	(157,352)	(45,200)	1,091,608	10,366	(1,552,652)	(450,678)
3/31/2013	115,958	2,083	(634,242)	(516,201)	1,154,142	20,694	(6,305,766)	(5,130,930)

A Shares
3/31/2014	92,079	433	(92,525)	(13)	905,137	4,261	(911,395)	(1,997)
3/31/2013	6,636	921	(141,657)	(134,100)	65,903	9,130	(1,405,325)	(1,330,292)

C Shares
3/31/2014	18,635	1,145	(196,978)	(177,198)	182,981	11,228	(1,937,681)	(1,743,472)
3/31/2013	88,635	1,683	(202,166)	(111,848)	879,321	16,650	(2,006,700)	(1,110,729)

Total Return Bond Fund

I Shares
3/31/2014	35,442,280	3,020,514	(52,014,206)	(13,551,412)	372,317,749	31,431,487	(544,946,298)	(141,197,062)
3/31/2013	53,695,087	3,450,575	(38,033,874)	19,111,788	587,970,113	37,602,169	(415,117,943)	210,454,339

A Shares
3/31/2014	1,198,287	99,910	(1,990,077)	(691,880)	13,074,700	1,073,867	(21,523,689)	(7,375,122)
3/31/2013	2,420,995	146,515	(2,045,673)	521,837	27,388,217	1,649,647	(23,091,925)	5,945,939

R Shares
3/31/2014	2,179,751	171,423	(2,128,405)	222,769	22,904,252	1,780,896	(22,277,128)	2,408,020
3/31/2013	5,860,073	153,477	(1,164,359)	4,849,191	64,188,443	1,670,614	(12,767,355)	53,091,702

Ultra-Short Bond Fund

I Shares
3/31/2014	13,410,368	67,500	(12,188,417)	1,289,451	133,672,653	672,246	(121,339,587)	13,005,312
3/31/2013	10,370,480	75,875	(10,825,088)	(378,733)	103,337,932	756,107	(107,945,587)	(3,851,548)

U.S. Government Securities Fund

I Shares
3/31/2014	446,246	26,718	(2,140,610)	(1,667,646)	3,686,095	219,336	(17,665,676)	(13,760,245)
3/31/2013	1,111,216	195,444	(1,743,213)	(436,553)	9,711,509	1,657,012	(15,235,513)	(3,866,992)

A Shares
3/31/2014	5,348	810	(97,821)	(91,663)	44,468	6,634	(809,768)	(758,666)
3/31/2013	14,273	8,436	(31,982)	(9,273)	122,865	71,433	(280,206)	(85,908)

C Shares
3/31/2014	1,177	755	(53,881)	(51,949)	9,665	6,158	(443,666)	(427,843)
3/31/2013	2,372	10,185	(60,846)	(48,289)	21,123	86,065	(533,000)	(425,812)

U.S. Government Securities Ultra-Short Bond Fund

I Shares
3/31/2014	101,427,494	1,181,944	(134,947,231)	(32,337,793)	1,026,896,037	11,963,094	(1,366,545,369)	(327,686,238)
3/31/2013	175,905,609	1,420,235	(148,517,021)	28,808,823	1,788,421,958	14,444,404	(1,510,221,408)	292,644,954

Virginia Intermediate Municipal Bond Fund

I Shares
3/31/2014	1,595,936	73,607	(3,496,655)	(1,827,112)	16,250,026	741,171	(35,433,802)	(18,442,605)
3/31/2013	1,419,812	107,996	(1,663,125)	(135,317)	15,183,825	1,144,606	(17,855,818)	(1,527,387)

A Shares
3/31/2014	77,740	28,685	(391,881)	(285,456)	800,578	289,700	(3,970,093)	(2,879,815)
3/31/2013	159,410	19,266	(312,015)	(133,339)	1,700,748	205,329	(3,340,387)	(1,434,310)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$80,556,077	$117,709,852
Corporate Bond Fund	67,622,136	98,887,700
Georgia Tax-Exempt Bond Fund	86,915,199	98,104,654
High Grade Municipal Bond Fund	119,472,529	125,855,884
High Income Fund	931,929,339	909,174,589
Intermediate Bond Fund	179,753,602	310,890,448
Investment Grade Tax-Exempt Bond Fund	760,428,513	1,010,555,378
Limited Duration Fund	4,987,135	7,347,369
Limited-Term Federal Mortgage Securities Fund	1,321,520	2,863,568
North Carolina Tax-Exempt Bond Fund	33,537,127	42,741,937
Seix Floating Rate High Income Fund	7,591,459,118	3,552,386,120
Seix High Yield Fund	1,352,062,314	1,889,879,429
Short-Term Bond Fund	31,877,074	63,633,281
Short-Term Municipal Bond Fund	71,320,348	52,600,442
Total Return Bond Fund	499,587,749	407,470,494
Ultra-Short Bond Fund	169,010,138	147,574,116
U.S. Government Securities Ultra-Short Bond Fund	276,827,869	269,202,919
Virginia Intermediate Municipal Bond Fund	89,105,004	111,955,134

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$483,542,684	$603,823,009
Corporate Bond Fund	14,981,497	15,082,652
Intermediate Bond Fund	658,684,610	1,105,145,857
Limited Duration Fund	1,651,031	1,656,178
Limited-Term Federal Mortgage Securities Fund	30,530,392	35,286,609
Short-Term Bond Fund	14,507,711	19,469,585
Short-Term U.S. Treasury Securities Fund	2,756,361	5,183,417
Total Return Bond Fund	2,129,781,435	2,365,021,737
Ultra-Short Bond Fund	8,399,276	12,531,087
U.S. Government Securities Fund	28,211,578	42,852,507
U.S. Government Securities Ultra-Short Bond Fund	493,698,025	741,482,713

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2014 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$216,946,180	$3,066,419	$(863,977)	$2,202,442
Corporate Bond Fund	38,986,918	1,155,146	(361,437)	793,709
Georgia Tax-Exempt Bond Fund	119,922,795	5,113,764	(481,517)	4,632,247
High Grade Municipal Bond Fund	52,073,463	3,741,831	(78,328)	3,663,503
High Income Fund	1,045,391,613	39,444,320	(12,722,080)	26,722,240
Intermediate Bond Fund	369,322,234	2,657,731	(913,013)	1,744,718
Investment Grade Tax-Exempt Bond Fund	635,106,744	34,765,513	(763,023)	34,002,490
Limited Duration Fund	6,632,412	18,361	(2,908)	15,453
Limited-Term Federal Mortgage Securities Fund	10,210,979	144,612	(74,795)	69,817
North Carolina Tax-Exempt Bond Fund	36,516,139	1,420,404	(100,833)	1,319,571
Seix Floating Rate High Income Fund	9,363,147,308	91,129,747	(27,370,959)	63,758,788
Seix High Yield Fund	1,355,996,297	57,228,024	(5,387,223)	51,840,801
Short-Term Bond Fund	42,826,716	340,626	(43,363)	297,263
Short-Term Municipal Bond Fund	36,650,117	110,026	(44,568)	65,458
Short-Term U.S. Treasury Securities Fund	9,841,049	52,152	(15,820)	36,332
Total Return Bond Fund	1,154,015,800	17,360,453	(5,698,654)	11,661,799
Ultra-Short Bond Fund	119,140,080	471,944	(113,638)	358,306
U.S. Government Securities Fund	24,450,398	123,118	(126,387)	(3,269)
U.S. Government Securities Ultra-Short Bond Fund	1,947,880,011	28,929,364	(2,946,388)	25,982,976
Virginia Intermediate Municipal Bond Fund	121,289,506	5,491,301	(35,676)	5,455,625

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2014 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid*
Core Bond Fund	$5,597,094	$5,053,263	$—	$—	$10,650,357
Corporate Bond Fund	1,948,036	1,794,331	—	—	3,742,367
Georgia Tax-Exempt Bond Fund	110	—	4,067,308	—	4,067,418
High Grade Municipal Bond Fund	231,448	—	1,690,546	—	1,921,994
High Income Fund	65,568,121	7,154,960	—	—	72,723,081
Intermediate Bond Fund	7,484,125	16,244,063	—	—	23,728,188
Investment Grade Tax-Exempt Bond Fund	5,104,197	300,882	18,008,553	—	23,413,632
Limited Duration Fund	14,851	—	—	—	14,851
Limited-Term Federal Mortgage Securities Fund	208,006	—	—	—	208,006
North Carolina Tax-Exempt Bond Fund	163	1,186,858	1,186,590	—	2,373,611
Seix Floating Rate High Income Fund	320,510,565	—	—	—	320,510,565
Seix High Yield Fund	101,758,197	57,275,214	—	—	159,033,411
Short-Term Bond Fund	746,437	—	—	—	746,437
Short-Term Municipal Bond Fund	110,145	—	41,911	—	152,056
Short-Term U.S. Treasury Securities Fund	9,459	21,109	—	—	30,568
Total Return Bond Fund	25,208,697	10,839,079	—	—	36,047,776
Ultra-Short Bond Fund	969,033	—	—	—	969,033
U.S. Government Securities Fund	128,781	112,599	—	—	241,380
U.S. Government Securities Ultra-Short Bond Fund	13,537,248	—	—	—	13,537,248
Virginia Intermediate Municipal Bond Fund	342,328	1,042,800	4,035,684	—	5,420,812

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2013 were as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid*
Core Bond Fund	$13,062,342	$1,579,722	$—	$—	$14,642,064
Corporate Bond Fund	3,858,458	1,826,514	—	—	5,684,972
Georgia Tax-Exempt Bond Fund	38	—	4,837,674	—	4,837,712
High Grade Municipal Bond Fund	1,657,649	87,877	1,567,327	—	3,312,853
High Income Fund	50,900,279	—	—	—	50,900,279
Intermediate Bond Fund	30,286,567	18,983,206	—	—	49,269,773
Investment Grade Tax-Exempt Bond Fund	26,205,811	5,046,345	20,258,662	—	51,510,818
Limited Duration Fund	41,881	—	—	—	41,881
Limited-Term Federal Mortgage Securities Fund	358,698	—	—	—	358,698
North Carolina Tax-Exempt Bond Fund	782	—	1,486,154	—	1,486,936
Seix Floating Rate High Income Fund	201,818,665	—	—	—	201,818,665
Seix High Yield Fund	131,968,567	—	—	—	131,968,567
Short-Term Bond Fund	3,541,696	—	—	—	3,541,696
Short-Term Municipal Bond Fund	175,546	856,881	42,250	—	1,074,677
Short-Term U.S. Treasury Securities Fund	42,985	34,851	—	—	77,836
Total Return Bond Fund	38,738,671	9,438,677	—	—	48,177,348
Ultra-Short Bond Fund	1,236,755	—	—	—	1,236,755
U.S. Government Securities Fund	1,361,976	740,714	—	—	2,102,690
U.S. Government Securities Ultra-Short Bond Fund	18,391,336	—	—	—	18,391,336
Virginia Intermediate Municipal Bond Fund	474,292	1,955,122	4,648,012	—	7,077,426

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

As of March 31, 2014 the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

	Undistributed		Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals
Fund	Tax Exempt Income	Ordinary Income				Total
Core Bond Fund	$—	$—	$—	$2,202,442	$(3,969,222)	$(1,766,780)
Corporate Bond Fund	—	—	—	793,709	(137,223)	656,486
Georgia Tax-Exempt Bond Fund	483,607	—	—	4,632,247	(3,210,425)	1,905,429
High Grade Municipal Bond Fund	116,465	—	—	3,663,503	(143,983)	3,635,985
High Income Fund	—	9,473,387	7,253,184	26,722,240	—	43,448,811
Intermediate Bond Fund	—	—	—	1,744,718	(807,208)	937,510
Investment Grade Tax-Exempt Bond Fund	1,086,932	—	860,070	34,002,490	—	35,949,492
Limited Duration Fund	—	—	—	15,453	(830,682)	(815,229)
Limited-Term Federal Mortgage Securities Fund	—	—	—	69,817	(862,691)	(792,874)
North Carolina Tax-Exempt Bond Fund	16,496	—	—	1,319,571	(959,666)	376,401
Seix Floating Rate High Income Fund	—	32,192,449	—	63,758,788	(36,882,314)	59,068,923
Seix High Yield Fund	—	14,262,462	27,673,717	51,840,801	—	93,776,980
Short-Term Bond Fund	—	32,246	—	297,263	(1,420,398)	(1,090,889)
Short-Term Municipal Bond Fund	3,943	165,963	—	65,458	—	235,364
Short-Term U.S. Treasury Securities Fund	—	559	140	36,332	—	37,031
Total Return Bond Fund	—	3,046,909	—	11,046,893	(23,471,737)	(9,377,935)
Ultra-Short Bond Fund	—	71,698	—	358,306	(2,683,748)	(2,253,744)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2014

	Undistributed		Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals
Fund	Tax Exempt Income	Ordinary Income				Total
U.S. Government Securities Fund	$—	$11,402	$—	$(3,269)	$(106,759)	$(98,626)
U.S. Government Securities Ultra-Short Bond Fund	—	1,061,154	—	25,982,976	(21,397,226)	5,646,904
Virginia Intermediate Municipal Bond Fund	292,562	—	—	5,455,625	(343,350)	5,404,837

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures contract mark to market, dividends payable, forward contracts mark to market 988(a)(1)(b), and mark to market on credit default swaps.

Amounts designated as “—” are $0.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2014, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Core Bond Fund	3,969,222	—	3,969,222
Georgia Tax-Exempt Bond Fund	1,336,447	299,525	1,635,972
High Grade Municipal Bond Fund	143,983	—	143,983
Limited-Term Federal Mortgage Securities Fund*	89,069	—	89,069
North Carolina Tax-Exempt Bond Fund	901,982	57,684	959,666
Total Return Bond Fund	23,471,737	—	23,471,737
U.S. Government Securities Fund	106,759	—	106,759
U.S. Government Securities Ultra-Short Bond Fund	8,450,644	4,538,098	12,988,742
Virginia Intermediate Municipal Bond Fund	343,350	—	343,350

*	Of the $89,069 of current year losses with no expiration date, $74,672 of pre-change losses are subject to limitations due to an ownership change on January 31, 2014. The remaining $14,397 of post-change losses are not limited.

As of March 31, 2014, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2015	2016	2017	2018	2019	Total
Georgia Tax-Exempt Bond Fund	$—	$—	$119,406	$1,455,047	$—	$1,574,453
Limited Duration Fund*	—	—	—	830,682	—	830,682
Limited-Term Federal Mortgage Securities Fund**	—	773,622	—	—	—	773,622
Seix Floating Rate High Income Fund	—	7,726,431	28,987,345	—	—	36,713,776
Short Term Bond Fund	—	—	—	1,420,398	—	1,420,398
Ultra-Short Bond Fund	667,058	—	202,726	1,362,740	451,224	2,683,748
U.S. Government Securities Ultra-Short Bond Fund	—	—	—	—	8,408,484	8,408,484

*	Of the $1,457,939 of capital loss carryforwards subject to limitations due to an ownership change on June 30, 2013, $598,615 was written off as capital loss carryforward lost unused, $28,642 was utilized, and the remaining $830,682, will expire in 2018.
**	Of the $12,251,718 of capital loss carryforwards subject to limitations due to an ownership change on January 31, 2014, $6,269,536 was written off as capital loss carryforward lost unused, $5,208,560 expired unused, and the remaining $773,622, will expire in 2016.

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and, therefore may reduce future capital gain distributions.

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

During the fiscal year ended March 31, 2014, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Limited Duration Fund	$28,642
Seix Floating Rate High Income Fund	9,954,624
Short-Term Bond Fund	692,511
Ultra-Short Bond Fund	50,370

During the fiscal year ended March 31, 2014, the following Funds had capital loss carryforwards that expired in fiscal 2014 as follows:

Fund	Amount
Limited-Term Federal Mortgage Securities Fund	$5,208,560
Ultra-Short Bond Fund	522,402

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2014, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Corporate Bond Fund	$137,223	$—	$137,223
Intermediate Bond Fund	807,208	—	807,208
Seix Floating Rate High Income Fund	168,538	—	168,538

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2014, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2014.

7.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Employees of the Investment Adviser, in partnership with affiliated investment funds of Lightyear Capital, a private equity firm, have entered into an agreement to acquire all outstanding equity securities of the Adviser from SunTrust Banks, Inc. This transaction is expected to close on, or about, May 31, 2014. Because the existing advisory and subadvisory agreements for the Funds will terminate automatically upon the closing of the transaction, new advisory and subadvisory agreements that have been approved by shareholders, and are substantially identical in all material respects to the existing agreements, will take effect at that time, except with respect to StableRiver Capital Management LLC (“StableRiver”) (as described below). For any Fund whose shareholders have not yet approved a new advisory or subadvisory agreement, a substantially identical interim agreement that has been approved by the Board will take effect at the close of the transaction so as to permit additional time to obtain shareholder approval of a new agreement. Because StableRiver will be integrating into Seix Investment Advisors LLC (“Seix”) concurrent with the transaction, the new agreement between the Adviser and Seix will apply to the Funds currently subadvised by StableRiver and there will be no new agreement with StableRiver. In connection with the integration, the advisory/subadvisory fee split between the Adviser and Seix will change from 40%/60%, respectively, to 50%/50%. Importantly, the total advisory fee will not change for any Fund.

At a meeting held on May 20, 2014, the Board approved the reorganization of the RidgeWorth Short-Term U.S. Treasury Securities Fund (the “Target Fund”) into the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization is expected to be effective at the close of business on July 31, 2014. Each shareholder of the A, C and I Shares of the Target Fund will become a shareholder of the Acquiring Fund, and receive I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2014

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund (twenty of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 27, 2014

Boston, Massachusetts

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Long Term Capital Dividend
Core Bond Fund	$5,053,263
Corporate Bond Fund	1,794,331
High Income Fund	7,154,960
Intermediate Bond Fund	16,244,063
Investment Grade Tax-Exempt Bond Fund	300,882
North Carolina Tax-Exempt Bond Fund	1,186,858
Seix High Yield Fund	57,275,214
Short-Term U.S. Treasury Securities Fund	21,109
Total Return Bond Fund	10,839,079
U.S. Government Securities Fund	112,599
Virginia Intermediate Municipal Bond Fund	1,042,800

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2014 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deductions
Core Bond Fund	1.27%
Corporate Bond Fund	4.93
High Income Fund	0.74
Intermediate Bond Fund	2.50
Seix Floating Rate High Income Fund	0.06
Seix High Yield Fund	0.32
Total Return Bond Fund	1.10

For the year ended March 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Core Bond Fund	1.55%
Corporate Bond Fund	4.93
High Income Fund	0.74
Intermediate Bond Fund	3.00
Seix Floating Rate High Income Fund	0.06
Seix High Yield Fund	0.32
Total Return Bond Fund	1.10

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name and Age	Position Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 60	Independent Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP.	33	None
Jeffrey M. Biggar Age: 63	Independent Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (2000-2006).	33	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn Age: 71	Independent Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	33	Genuine Parts Company; Oxford Industries; Acuity Brands, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
Sidney E. Harris Age: 64	Independent Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	33	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Warren Y. Jobe Age: 73	Independent Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	33	WellPoint; UNS Energy (thru 2013)
Connie D. McDaniel Age: 55	Independent Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	33	Total System Services, Inc.
Ashi S. Parikh* Age: 47	Interested Trustee	Trustee since 2013	Chairman, Chief Executive Officer, and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	33	None

*	As an interested employee of the Adviser, Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Age: 41	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell Age: 59	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004-2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006-2008 and October 2009-2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011).
Denise R. Lewis Age: 50	Treasurer and Chief Financial Officer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006-2012).
Benjamin H. Lowe Age: 36	Assistant Treasurer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 39	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 49	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since October 2013	Director, Foreside Compliance Services, LLC (October 2008-present).
Francine S. Hayes State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 46	Secretary and Chief Legal Officer	One year; since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 1995).*
Danio Mastropieri State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 41	Assistant Secretary	One year; since October 2013	Vice President and Counsel, State Street Bank and Trust Company (since 2013); Vice President, Citi Fund Services, Inc. (2007-2013).#

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

#	During the period indicated the Officer held various positions at Citi Fund Services, Inc. and had provided his final title.

INVESTMENT ADVISORY AGREEMENT

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Renewal of Existing Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC (“Seix”) and StableRiver Capital Management LLC (“StableRiver”; together with Seix, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 10, 2013, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 20, 2013, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services.    The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature,

INVESTMENT ADVISORY AGREEMENT  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance.    The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses.    With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability.    The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale.    The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Approval of New Advisory and Subadvisory Agreements

In addition to its consideration of the annual continuance of the existing advisory and subadvisory agreements discussed above, the Board met on December 20, 2013 to consider the approval of new advisory and subadvisory agreements (except with respect to StableRiver as described below) in connection with a proposed transaction in which employees of the Adviser, in partnership with affiliated investment funds of private equity firm Lightyear Capital, will acquire all outstanding equity shares of the Adviser from SunTrust Banks, Inc. Under the 1940 Act, consummation of the transaction will result in the automatic termination of all of the existing investment advisory and subadvisory agreements. For the Adviser and Seix to continue to provide investment advisory services to the Funds following the closing of the transaction, the Board must approve new agreements that, subject to shareholder approval, will take effect upon the consummation of the transaction, which is expected to occur on or about May 31, 2014.

The new agreements are identical in all materials respects to the existing agreements, except for the dates of execution, effectiveness, and termination. Advisory compensation for each Fund will not change, nor will the services provided under the agreements. However, because StableRiver will be integrating into Seix concurrent with the transaction, the new agreement between the Adviser and Seix will apply to the Funds currently subadvised by StableRiver and there will be no new agreement with StableRiver. In connection with the integration, the advisory/subadvisory fee split between the Adviser and Seix will change from 40%/60%, respectively, to 50%/50%. Importantly, the total advisory fee will not change for any Fund.

The Board met several times, including on May 22, 2013, June 3, 2013, August 20, 2013, September 10, 2013, October 10, 2013, November 20, 2013, December 13, 2013, and December 20, 2013, to review information about the transaction and its potential impact on the Funds and consider the terms of the new agreements. The Board, including the Independent Trustees, had an opportunity to review the information provided in advance of the meetings by the Adviser and counsel to the Funds. This information included materials that provided detailed information about the transaction, including information about the financial terms of the transaction, information

INVESTMENT ADVISORY AGREEMENT  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

from Lightyear Capital provided in response to a detailed series of questions submitted by counsel to the Independent Trustees, information about Lightyear Capital (affiliated investment funds of which will own a majority beneficial interest in the Adviser following the transaction), and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the transaction with representatives of the Adviser and Lightyear Capital, and the Independent Trustees also met in executive session with their counsel on various occasions throughout the process.

The Board considered this information carefully in conjunction with the detailed information provided to it by the Adviser in connection with the Board meetings held on October 10, 2013 and November 20, 2013, with respect to the Board’s annual consideration and approval of the continuance of the Funds’ existing advisory agreements. In evaluating the new agreements on December 20, 2013, the Board conducted a review that was specifically focused upon the approval of those agreements, and relied upon its knowledge, resulting from its meetings throughout the year and over the years, of the Adviser and its services and the Funds.

In approving the new agreements, the Trustees considered several factors discussed below. The Board was advised by legal counsel with respect to its deliberations regarding the approval of the new agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. Its determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent, and Quality of Services.    The Board considered information it believed necessary to assess the stability of the Adviser and Seix as a result of the transaction and to assess the ongoing nature and quality of services to be provided to the Funds following the transaction. The Board reviewed the details of the anticipated equity structure of the Adviser and Seix as a result of the transaction generally and with respect to the identity and business of the entities and individuals that are expected to become direct or indirect equity owners of the Adviser and Subadvisers as a result of the transaction, including the financial resources of those entities and their ability to assist in growing the Adviser’s business and/or in servicing the Funds.

In this regard, the Board considered information about how the Adviser’s and Seix’s management and operations would be structured following the transaction, including in particular how the transaction might affect the Adviser’s and Seix’s performance or delivery of services under the new agreements. In particular, the Board noted that the transaction would result in key investment personnel and executives of the Adviser having additional equity stakes in the Adviser, which should further align their long-term interests with the interests of the Adviser. In addition, the Board observed that these and other employees’ ownership in the Adviser, and the long-term nature of that ownership, and potentially increasing benefits to management from the growth of assets under management, should help the Adviser retain key management and investment personnel, which it deemed important when considering the stability of the Adviser.

The Board considered information addressing the projected benefits to the Adviser expected to result from the transaction. It received information describing how the transaction is expected to affect the Adviser’s business, including key personnel, the Adviser’s continuing relationship with SunTrust Banks, Inc. and/or new or changed agreements with SunTrust Banks, Inc. and its affiliates regarding the Adviser’s personnel or services. The Board reviewed the actions proposed to be taken to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. In addition, the Board considered information received from the Adviser outlining certain staff reductions that could result from efficiencies gained through the consolidation of duplicative administrative functions. Also, the Board considered information received from the Adviser regarding its proposed financial structure, including new debt of $115 million in a term credit facility and $10 million in a revolving credit facility, as well as its projected financial condition and resources following the closing of the transaction.

With respect to the Funds’ portfolio managers, the Board received information describing changes that the Adviser anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better

INVESTMENT ADVISORY AGREEMENT  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

align the interests of key investment and management personnel with those of the Funds’ shareholders and to promote the long term performance of the Funds. The Board considered the integration of StableRiver into Seix and the potential impacts of the integration on the affected Funds and their shareholders.

The Adviser summarized for the Board its efforts both initially and on an ongoing basis to retain the Adviser’s clients and to respond to questions from clients and potential clients regarding the transaction. In this regard, the Board also considered information concerning SunTrust Banks, Inc.’s and the Adviser’s plans for the Adviser or its affiliates to continue to provide investment management and research to SunTrust Banks, Inc. and its clients on terms substantially similar to those currently in place. The Board also considered the general experience, business and operations of the Adviser.

With respect to Lightyear Capital, the Board engaged in a robust due diligence process, which included meeting Lightyear Capital personnel on multiple occasions and interviewing personnel from Lightyear Capital portfolio companies. The Board reviewed Lightyear Capital’s organizational and business structure and the experience of its key personnel. The Board also considered Lightyear Capital’s operating, transaction, and strategic management experience.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the new agreements. The Board concluded that it was reasonably likely that the Adviser and Seix would continue to provide the same type and quality of services to the Funds following the transaction as they had historically provided.

Performance.    In considering the investment performance of the Funds, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. In this regard, it had reviewed each Fund’s performance, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. Based on this review, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported the approval of the new agreements.

Fund Expenses.    With respect to advisory fees, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. In this regard, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board also noted that the Adviser and Subadvisers did not propose or anticipate proposing any change in the current advisory fees or other fees applicable to the Funds as a result of the transaction. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the new agreements.

Profitability.    With respect to profitability, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and Subadvisers. The Board also reviewed new information that described the anticipated effect of the transaction on the Adviser’s and Seix’s profitability after the transaction. While the Board found that the profitability of the Adviser and Seix generally is within the range the Board considered reasonable, the Board observed that any projection regarding profitability under the circumstances would depend on many assumptions as to the Adviser’s financial condition and operations following the transaction and would be speculative, but that profitability is expected to be moderately reduced.

Economies of Scale.    In considering economies of scale, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance

INVESTMENT ADVISORY AGREEMENT  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

of the existing agreements with the Adviser and Subadvisers. In this regard, the Board considered the existence of economies of scale and whether they were passed along to shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board considered the Adviser’s representation that it would continue to seek to share economies of scale with the Funds and their shareholders in the future. The Board concluded that, within the context of its full deliberations, the Adviser’s efforts in this regard supported the approval of the new agreements.

Approval of Interim Advisory and Subadvisory Agreements

If the transaction were to close without the new agreements being approved by shareholders, the existing advisory and subadvisory agreements would terminate as of the date of the transaction and the Adviser and Subadvisers for whom new agreements have not yet been approved by shareholders would cease to be able to provide services to the applicable Funds. To ensure that advisory services are continuously provided to each Fund, at the December 20, 2013 meeting, the Board also considered the approval of interim advisory agreements with the Adviser and Subadvisers in accordance with Rule 15a-4 under the 1940 Act. The interim agreements, which would take effect as necessary at the closing of the transaction, would provide the Board time to consider what other action is necessary, appropriate, and in the best interests of a Fund and its shareholders under the circumstances. Rule 15a-4 permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund’s board, including a majority of its members who are not “interested persons” (as defined by Section 2(a)(19) under the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

•	The interim agreement terminates within 150 days after its effective date;

•	Compensation to be received by the adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

•	Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

•	If shareholders approve a new advisory agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

•	If shareholders do not approve a new advisory agreement within the above timeframe, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

The interim agreements are identical in all material respects to the existing agreements, except for the date of execution, effectiveness, termination, compensation conditions, and, with respect to the Seix agreement, the change to the fee split described above.

In approving the interim agreements, the Board took note of its comprehensive review, described above, in connection with its consideration of the annual continuance of the existing agreements and its consideration of the new agreements.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Shareholder Meeting Results

Special meetings of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) were held on March 12, 2014 and March 31, 2014. The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The March 12, 2014 Meeting was held to consider and act on the following proposals:

Proposal 1: To elect Trustees to the Board of Trustees of the Trust.

Tim E. Bentsen
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,657,147.458	0.000	20,279,356.809

Ashi S. Parikh
Affirmative Votes	Objecting Votes	Abstaining Votes
1,458,244,497.972	0.000	20,692,006.295

Proposal 2: To approve an amendment to the Trust’s Agreement and Declaration of Trust.

Affirmative Votes	Objecting Votes	Abstaining Votes
1,069,350,705.720	57,212,101.541	15,395,254.603

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

Corporate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
7,212,907.891	57,129.636	48,503.947

Intermediate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
17,111,758.192	1,300,332.779	164,430.049

Limited Duration Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
676,438.964	0.000	0.000

Seix Floating Rate High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
529,622,452.552	15,403,023.021	5,991,650.314

Seix High Yield Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
124,475,332.375	664,251.666	109,926.801

Short-Term Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,506,854.939	7,203.096	1,004.000

U.S. Government Securities Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,269,642.156	63,626.029	25,418.353

Ultra Short Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
6,305,724.336	87,308.397	128,058.065

Georgia Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,494,140.265	70,924.107	7,043.000

High Grade Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
2,259,490.792	140,046.055	20,618.000

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Investment Grade Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
34,273,810.594	610,771.139	263,690.168

North Carolina Tax Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,568,434.985	0.000	0.000

Short-Term Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,851,089.674	6,042.352	62,203.104

Virginia Intermediate Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,753,061.291	36,474.000	3,879.908

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

Corporate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
7,245,265.181	24,596.100	48,680.193

Intermediate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
18,121,129.926	298,407.530	156,983.564

Limited Duration Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
676,438.964	0.000	0.000

Seix Floating Rate High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
540,374,171.826	4,472,518.743	6,170,435.318

Seix High Yield Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
125,045,511.361	96,514.555	107,484.926

Short-Term Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,511,915.035	2,143.000	1,004.000

Total Return Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
40,843,115.931	609,231.706	708,673.416

U.S. Government Securities Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,319,457.156	13,811.029	25,418.353

Ultra Short Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
6,438,356.312	74,338.272	8,396.214

Georgia Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,538,598.497	26,465.875	7,043.000

High Grade Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
2,327,400.407	64,382.718	28,371.722

Investment Grade Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
34,593,204.819	299,049.228	256,017.854

North Carolina Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,568,434.985	0.000	0.000

Short-Term Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,858,574.959	0.000	60,760.138

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Virginia Intermediate Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,762,285.291	27,250.000	3,879.908

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

Corporate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
7,226,404.712	42,584.569	49,552.193

Intermediate Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
18,091,972.232	301,479.265	183,069.523

Limited Duration Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
676,438.964	0.000	0.000

Seix Floating Rate High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
542,520,010.432	2,170,811.123	6,326,304.332

Seix High Yield Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
124,969,254.447	154,883.332	125,373.063

Short-Term Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,507,165.510	3,909.000	3,987.525

Total Return Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
40,765,970.711	683,755.471	711,294.871

U.S. Government Securities Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,319,457.156	13,811.029	25,418.353

Ultra-Short Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
6,441,026.088	70,403.193	9,661.517

Georgia Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,496,810.231	68,254.141	7,043.000

High Grade Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
2,322,173.951	67,125.174	30,855.722

Investment Grade Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
34,542,314.936	332,519.662	272,015.916

North Carolina Tax-Exempt Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
3,568,434.985	0.000	0.000

Short-Term Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
1,828,738.115	3,031.911	87,565.104

Virginia Intermediate Municipal Bond Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
10,762,285.291	27,250.000	3,879.908

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on March 31, 2014. The details of the voting with respect to each Proposal are shown below. Each Proposal received the required number of affirmative votes for approval.

The Meeting was held to consider and act on the following proposals:

Proposal 3: To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
44,495,917.255	3,807,939.822	1,852,716.056

Proposal 4: To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
46,464,200.437	1,859,986.110	1,832,386.836

Proposal 7: To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

High Income Fund
Affirmative Votes	Objecting Votes	Abstaining Votes
45,639,177.513	1,708,696.803	2,808,699.067

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Core Bond Fund	I Shares	$1,000.00	$1,019.10	$2.21	0.44%
	A Shares	1,000.00	1,018.80	3.47	0.69
	R Shares	1,000.00	1,018.00	4.23	0.84
Corporate Bond Fund	I Shares	1,000.00	1,048.80	3.27	0.64
	A Shares	1,000.00	1,047.10	4.85	0.95
	C Shares	1,000.00	1,043.70	8.36	1.64
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,032.20	2.89	0.57
	A Shares	1,000.00	1,031.40	3.65	0.72
High Grade Municipal Bond Fund	I Shares	1,000.00	1,045.00	3.31	0.65
	A Shares	1,000.00	1,044.20	4.08	0.80
High Income Fund	I Shares	1,000.00	1,071.70	3.98	0.77
	A Shares	1,000.00	1,072.10	5.01	0.97
	R Shares	1,000.00	1,070.90	6.20	1.20
Intermediate Bond Fund	I Shares	1,000.00	1,011.60	2.01	0.40
	A Shares	1,000.00	1,010.60	3.06	0.61
	R Shares	1,000.00	1,008.50	5.16	1.03
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,030.20	3.19	0.63
	A Shares	1,000.00	1,028.40	4.05	0.80
Limited Duration Fund	I Shares	1,000.00	1,004.20	1.60	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,012.50	3.31	0.66
	A Shares	1,000.00	1,011.50	4.31	0.86
	C Shares	1,000.00	1,007.50	8.31	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,031.90	3.09	0.61
	A Shares	1,000.00	1,032.20	3.90	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,028.90	3.14	0.62
	A Shares	1,000.00	1,027.30	4.70	0.93
	C Shares	1,000.00	1,025.40	7.68	1.52
Seix High Yield Fund	I Shares	1,000.00	1,066.20	2.83	0.55
	A Shares	1,000.00	1,064.50	4.22	0.82
	R Shares	1,000.00	1,063.60	5.30	1.03
Short-Term Bond Fund	I Shares	1,000.00	1,007.00	2.90	0.58
	A Shares	1,000.00	1,005.90	3.90	0.78
	C Shares	1,000.00	1,002.10	7.79	1.56
Short-Term Municipal Bond Fund	I Shares	1,000.00	1,008.40	2.65	0.53
	A Shares	1,000.00	1,007.90	3.10	0.62
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	999.40	2.74	0.55
	A Shares	1,000.00	998.50	3.64	0.73
	C Shares	1,000.00	998.20	3.99	0.80
Total Return Bond Fund	I Shares	1,000.00	1,019.60	2.11	0.42
	A Shares	1,000.00	1,017.90	3.57	0.71
	R Shares	1,000.00	1,016.40	5.28	1.05

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Ultra-Short Bond Fund	I Shares	$1,000.00	$1,006.90	$1.85	$0.37
U.S. Government Securities Fund	I Shares	1,000.00	1,001.90	3.74	0.75
	A Shares	1,000.00	999.70	4.74	0.95
	C Shares	1,000.00	998.00	6.43	1.29
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,005.20	1.95	0.39
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.60	2.92	0.58
	A Shares	1,000.00	1,020.80	3.68	0.73

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Core Bond Fund	I Shares	$1,000.00	$1,022.70	$2.22	0.44%
	A Shares	1,000.00	1,021.50	3.48	0.69
	R Shares	1,000.00	1,020.70	4.23	0.84
Corporate Bond Fund	I Shares	1,000.00	1,021.70	3.23	0.64
	A Shares	1,000.00	1,020.20	4.78	0.95
	C Shares	1,000.00	1,016.80	8.25	1.64
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.10	2.87	0.57
	A Shares	1,000.00	1,021.30	3.63	0.72
High Grade Municipal Bond Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,020.90	4.03	0.80
High Income Fund	I Shares	1,000.00	1,021.10	3.88	0.77
	A Shares	1,000.00	1,020.10	4.89	0.97
	R Shares	1,000.00	1,018.90	6.04	1.20
Intermediate Bond Fund	I Shares	1,000.00	1,022.90	2.02	0.40
	A Shares	1,000.00	1,021.90	3.07	0.61
	R Shares	1,000.00	1,019.80	5.19	1.03
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.80	3.18	0.63
	A Shares	1,000.00	1,020.90	4.03	0.80
Limited Duration Fund	I Shares	1,000.00	1,023.30	1.61	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,021.60	3.33	0.66
	A Shares	1,000.00	1,020.60	4.33	0.86
	C Shares	1,000.00	1,016.70	8.35	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.90	3.07	0.61
	A Shares	1,000.00	1,021.10	3.88	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,021.80	3.13	0.62
	A Shares	1,000.00	1,020.30	4.68	0.93
	C Shares	1,000.00	1,017.40	7.65	1.52
Seix High Yield Fund	I Shares	1,000.00	1,022.20	2.77	0.55
	A Shares	1,000.00	1,020.80	4.13	0.82
	R Shares	1,000.00	1,019.80	5.19	1.03

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2014

(Unaudited)

Fund	Class	Beginning Account Value 10/01/13	Ending Account Value 03/31/14	Expenses Paid During Period* 10/01/13-03/31/14	Expense Ratio During Period** 10/01/13-03/31/14
Short-Term Bond Fund	I Shares	$1,000.00	$1,022.00	$2.92	$0.58
	A Shares	1,000.00	1,021.00	3.93	0.78
	C Shares	1,000.00	1,017.20	7.85	1.56
Short-Term Municipal Bond Fund	I Shares	1,000.00	1,022.30	2.67	0.53
	A Shares	1,000.00	1,021.80	3.13	0.62
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.20	2.77	0.55
	A Shares	1,000.00	1,021.30	3.68	0.73
	C Shares	1,000.00	1,020.90	4.03	0.80
Total Return Bond Fund	I Shares	1,000.00	1,022.80	2.12	0.42
	A Shares	1,000.00	1,021.40	3.58	0.71
	R Shares	1,000.00	1,019.70	5.29	1.05
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.10	1.87	0.37
U.S. Government Securities Fund	I Shares	1,000.00	1,021.20	3.78	0.75
	A Shares	1,000.00	1,020.20	4.78	0.95
	C Shares	1,000.00	1,018.50	6.49	1.29
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.00	1.97	0.39
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,022.00	2.92	0.58
	A Shares	1,000.00	1,021.30	3.68	0.73

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments®

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Seix Investment Advisors LLC

10 Mountainview Road, Suite C-200

Upper Saddle River, New Jersey 07458

www.seixadvisors.com

StableRiver Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.stableriver.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEW ORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-FI-0314

Item 2.	Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has not made any amendments to its Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The names of the audit committee financial expert are Connie McDaniel and Tim Bentsen. Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	March 31, 2014	March 31, 2013
Audit Fees	$489,490	$487,140

(b)        Audit Related Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2014	March 31, 2013
Audit-Related Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)        Tax Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below. PWC is engaged to review and sign the Federal Income and Excise returns, along with review excise distributions.

	March 31, 2014	March 31, 2013
Tax Fees	$186,360	$174,635

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d)        All Other Fees - The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4 are set forth below.

	March 31, 2014	March 31, 2013
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) (1)	Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service

Fund	Yes	Yes

Adviser	No	Yes, if directly related to Fund operation and financial reporting

Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:
¡	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;
¡	the services were not recognized as non-audit services at the time they were provided; and
¡	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

II.	Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.	Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.	All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust.

VI.	Procedures

A.    Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.    Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.	Recordkeeping

The Trust shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.	Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.	Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted:	March 1, 2012
Amended

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management, Inc. and its subsidiaries.

Zevenbergen Capital Investments LLC

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit.

(e)      (2)    Percentage of Services - None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)      No disclosures are required by this Item 4(f).

(g)      The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2014	March 31, 2013
$186,360	$174,635

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2014	March 31, 2013
$12,800,000	$53,100,000

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h)      In regards to Item 4 (g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)      Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)      (1)    Code of Ethics described in Item 2 is attached hereto.

          (2)    The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

          (3)    Not applicable.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia R. Short
Julia R. Short President

Date:	July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia R. Short
Julia R. Short President

Date:	July 28, 2014

By:	/s/ Denise R. Lewis
Denise R. Lewis Treasurer

Date:	July 28, 2014